UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3010

Fidelity Advisor Series VII
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2015

Item 1.

Reports to Stockholders
Fidelity Advisor Focus Funds®
Class A, Class T, Class B and Class C

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor® Communications Equipment Fund

Fidelity Advisor® Consumer Discretionary Fund

Fidelity Advisor® Electronics Fund

Fidelity Advisor® Energy Fund

Fidelity Advisor® Financial Services Fund

Fidelity Advisor® Health Care Fund

Fidelity Advisor® Industrials Fund

Fidelity Advisor® Technology Fund

Fidelity Advisor® Utilities Fund

Annual Report

July 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Biotechnology Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Communications Equipment Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Consumer Discretionary Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Electronics Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Energy Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Financial Services Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Health Care Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Industrials Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Technology Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Utilities Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Fidelity Advisor® Biotechnology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	50.48%	37.06%	17.68%
Class T (incl. 3.50% sales charge)	53.60%	37.28%	17.62%
Class B (incl. contingent deferred sales charge)	53.42%	37.53%	17.76%
Class C (incl. contingent deferred sales charge)	57.43%	37.65%	17.48%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$50,932	Fidelity Advisor® Biotechnology Fund - Class A
$21,043	S&P 500® Index

Fidelity Advisor® Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Rajiv Kaul:  For the year, the fund's share classes handily outpaced the 51.91% return of the MSCI U.S. IMI Biotechnology 25/50 Index and the broadly based S&P 500®. (For specific class-level results, please see the Performance section of this report.) The fund's robust performance attracted steady inflows of capital, which I put to work in a variety of names. Versus the MSCI index, the fund was aided mainly by stock selection – specifically, investors' enthusiasm for small- and mid-cap biotech shares, which I tend to favor over large-caps for their more-robust growth prospects. Our top relative contributor was a large overweighting in mid-cap holding Anacor Pharmaceuticals, whose share price exploded higher in the final month of the period after the company reported positive results from two key Phase III studies on crisaborole, a non-steroidal ointment for patients with mild-to-moderate dermatitis. Several of the fund's top relative contributors were large-cap benchmark names I underweighted that failed to keep pace with the MSCI index: Biogen, Gilead Sciences and Amgen. Conversely, a large underweighting in bluebird bio curbed our relative results, in view of this index component's roughly 397% return. An overweighting in Epizyme also hampered our relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Biotechnology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	8.8	11.3
Biogen, Inc.	6.9	7.1
Celgene Corp.	6.0	7.3
Regeneron Pharmaceuticals, Inc.	5.4	4.1
Alexion Pharmaceuticals, Inc.	5.4	4.7
BioMarin Pharmaceutical, Inc.	4.9	2.7
Vertex Pharmaceuticals, Inc.	3.6	4.0
Anacor Pharmaceuticals, Inc.	2.3	0.4
Incyte Corp.	2.2	1.8
Radius Health, Inc.	1.9	1.1
	47.4

Top Industries (% of fund's net assets)

As of July 31, 2015
Biotechnology	90.4%
Pharmaceuticals	8.8%
Health Care Equipment & Supplies	0.2%
Life Sciences Tools & Services	0.1%
Capital Markets	0.0%
All Others*	0.5%

As of January 31, 2015
Biotechnology	94.2%
Pharmaceuticals	5.2%
Health Care Equipment & Supplies	0.1%
Life Sciences Tools & Services	0.0%
Personal Products	0.0%
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Biotechnology Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Biotechnology - 89.7%
Biotechnology - 89.7%
ACADIA Pharmaceuticals, Inc. (a)(b)	439,886	$21,470,836
Acceleron Pharma, Inc. (a)	534,157	15,298,256
Achillion Pharmaceuticals, Inc. (a)(b)	1,640,172	13,974,265
Acorda Therapeutics, Inc. (a)	665,253	22,858,093
Actelion Ltd.	102,247	15,120,663
Adamas Pharmaceuticals, Inc. (a)	891,152	22,064,924
Adaptimmune Therapeutics PLC sponsored ADR (b)	560,777	8,439,694
ADMA Biologics, Inc. (a)	50,300	468,796
Aduro Biotech, Inc. (b)	87,388	2,291,313
Aduro Biotech, Inc.	345,762	8,159,292
Aegerion Pharmaceuticals, Inc. (a)(b)(c)	1,437,389	27,497,252
Affimed NV	46,150	757,322
Agenus, Inc. (a)	487,360	4,162,054
Agenus, Inc. warrants 1/9/18 (a)	452,000	66,557
Agios Pharmaceuticals, Inc. (a)	41,571	4,580,293
Akebia Therapeutics, Inc. (a)	321,877	3,025,644
Alder Biopharmaceuticals, Inc. (a)	526,313	24,431,449
Aldeyra Therapeutics, Inc. (a)	478,895	4,252,588
Alexion Pharmaceuticals, Inc. (a)	1,125,715	222,261,170
Alkermes PLC (a)	347,441	24,327,819
Alnylam Pharmaceuticals, Inc. (a)	208,735	26,599,101
AMAG Pharmaceuticals, Inc. (a)(b)	815,018	52,079,650
Amarin Corp. PLC ADR (a)(b)	706,803	1,597,375
Amgen, Inc.	387,830	68,486,900
Amicus Therapeutics, Inc. (a)	768,570	13,211,718
Anacor Pharmaceuticals, Inc. (a)	625,028	93,247,927
Applied Genetic Technologies Corp. (a)(b)	210,996	3,894,986
Ardelyx, Inc. (a)	769,395	15,172,469
ARIAD Pharmaceuticals, Inc. (a)(b)	815,995	6,658,519
Array BioPharma, Inc. (a)	378,104	2,196,784
Ascendis Pharma A/S ADR	35,700	715,071
Asterias Biotherapeutics, Inc. (a)(b)	115,938	570,415
Atara Biotherapeutics, Inc. (b)	290,699	16,319,842
aTyr Pharma, Inc. (a)	45,620	855,375
aTyr Pharma, Inc.	55,238	932,141
Avalanche Biotechnologies, Inc. (a)	125,129	1,841,899
Baxalta, Inc.	37,900	1,244,257
BioCryst Pharmaceuticals, Inc. (a)	326,300	5,051,124
Biogen, Inc. (a)	888,906	283,365,455
BioMarin Pharmaceutical, Inc. (a)	1,375,020	201,124,175
Bionovo, Inc. warrants 2/2/16 (a)	56,850	1
BioTime, Inc. warrants 10/1/18 (a)	2	2
bluebird bio, Inc. (a)	33,549	5,563,431
Blueprint Medicines Corp.	102,288	2,763,822
Calithera Biosciences, Inc. (b)	497,158	3,678,969
Cara Therapeutics, Inc. (a)	273,227	5,822,467
Catabasis Pharmaceuticals, Inc.	138,100	1,795,300
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (a)	8,557	31,409
warrants 5/30/17 (a)	17,900	70,184
Celgene Corp. (a)	1,889,799	248,036,119
Cell Therapeutics, Inc. warrants 7/6/16 (a)	46,404	0
Celldex Therapeutics, Inc. (a)(b)	539,120	12,696,276
Cellectis SA sponsored ADR	40,000	1,420,400
Cepheid, Inc. (a)	51,400	2,857,326
Cerulean Pharma, Inc. (a)	1,310,113	5,292,857
Chiasma, Inc.	325,192	6,898,298
Chiasma, Inc.	29,500	695,315
Chiasma, Inc. warrants (a)	81,298	1,184,016
Chimerix, Inc. (a)	280,086	15,051,822
Cidara Therapeutics, Inc.	19,000	265,620
Cidara Therapeutics, Inc. Series B	223,967	2,817,953
Clovis Oncology, Inc. (a)	201,132	16,981,575
CTI BioPharma Corp. (a)(b)	1,758,315	3,252,883
Cytokinetics, Inc. (a)	67,916	433,983
Cytokinetics, Inc. warrants 6/25/17 (a)	244,500	90,798
DBV Technologies SA sponsored ADR (a)	258,000	11,246,220
Dicerna Pharmaceuticals, Inc. (a)	125,106	1,528,795
Dyax Corp. (a)	1,872,832	46,090,396
Eleven Biotherapeutics, Inc. (a)(b)	140,279	388,573
Emergent BioSolutions, Inc. (a)	146,555	4,811,401
Enanta Pharmaceuticals, Inc. (a)(b)	140,822	7,132,634
Epirus Biopharmaceuticals, Inc. (a)(b)	254,100	1,649,109
Epizyme, Inc. (a)(b)	2,060,493	45,969,599
Esperion Therapeutics, Inc. (a)(b)	389,646	24,158,052
Exact Sciences Corp. (a)(b)	364,159	8,765,307
Exelixis, Inc. (a)(b)	1,013,812	5,809,143
Fate Therapeutics, Inc. (a)(b)	198,704	1,402,850
Fibrocell Science, Inc. (a)	279,800	1,824,296
FibroGen, Inc. (b)	74,322	1,727,987
Forward Pharma A/S sponsored ADR	23,100	749,826
Foundation Medicine, Inc. (a)	159,200	3,230,964
Galapagos Genomics NV sponsored ADR	253,629	15,382,599
Genmab A/S (a)	387,749	36,493,151
Genocea Biosciences, Inc. (a)	159,921	2,078,973
Genomic Health, Inc. (a)	54,120	1,465,570
Geron Corp. (a)(b)	4,752,575	19,247,929
Gilead Sciences, Inc.	3,072,903	362,172,343
Halozyme Therapeutics, Inc. (a)(b)	839,755	19,599,882
Heron Therapeutics, Inc. (a)	403,200	13,039,488
Histogenics Corp. (b)(c)	672,534	4,284,042
Ignyta, Inc. (a)	629,000	8,717,940
Immune Design Corp. (a)	268,300	5,194,288
ImmunoGen, Inc. (a)(b)	1,104,927	19,910,785
Immunomedics, Inc. (a)(b)	1,111,071	2,277,696
Incyte Corp. (a)	882,941	92,073,087
Infinity Pharmaceuticals, Inc. (a)	287,434	2,512,173
Insys Therapeutics, Inc. (a)(b)	585,194	26,286,914
Intercept Pharmaceuticals, Inc. (a)(b)	174,460	46,024,293
Intrexon Corp. (a)(b)	182,908	11,934,747
Ironwood Pharmaceuticals, Inc. Class A (a)	670,651	7,008,303
Isis Pharmaceuticals, Inc. (a)	366,994	20,158,980
JHL Biotech, Inc. (d)	234,770	878,040
Juno Therapeutics, Inc.	73,900	3,615,188
Juno Therapeutics, Inc. (e)	214,673	10,501,803
Karyopharm Therapeutics, Inc. (a)	650,766	13,353,718
Keryx Biopharmaceuticals, Inc. (a)(b)	673,542	5,374,865
Kite Pharma, Inc. (a)(b)	654,920	47,658,528
La Jolla Pharmaceutical Co. (a)	268,300	8,156,320
Lexicon Pharmaceuticals, Inc. (a)(b)	785,970	6,633,587
Ligand Pharmaceuticals, Inc. Class B (a)(b)	110,425	11,954,611
Lion Biotechnologies, Inc. (a)	369,046	3,159,034
Macrocure Ltd.	4,000	53,960
Macrogenics, Inc. (a)	511,457	19,230,783
MannKind Corp. (a)(b)	1,151,662	4,940,630
Medivation, Inc. (a)	535,177	56,370,193
Merrimack Pharmaceuticals, Inc. (a)	60,200	608,020
MiMedx Group, Inc. (a)(b)	250,413	2,686,931
Minerva Neurosciences, Inc. (b)	921,974	5,255,252
Momenta Pharmaceuticals, Inc. (a)	121,037	2,631,344
Myriad Genetics, Inc. (a)(b)	195,057	6,655,345
Neurocrine Biosciences, Inc. (a)	624,728	31,311,367
NewLink Genetics Corp. (a)	252,479	13,166,780
Nivalis Therapeutics, Inc.	18,600	315,642
Novavax, Inc. (a)	2,465,631	29,735,510
Novelos Therapeutics, Inc. warrants 12/6/16 (a)	137,600	80
OncoMed Pharmaceuticals, Inc. (a)	125,932	2,876,287
Ophthotech Corp. (a)	674,737	45,672,948
Opko Health, Inc. (a)(b)	586,151	9,595,292
Oragenics, Inc. (a)	250,308	655,807
Orexigen Therapeutics, Inc. (a)(b)	1,765,996	7,063,984
Organovo Holdings, Inc. (a)(b)	194,083	656,001
Osiris Therapeutics, Inc. (a)	203,971	4,350,701
OvaScience, Inc. (a)(b)	193,445	5,513,183
PolyMedix, Inc. warrants 4/10/16 (a)	163,833	2
Portola Pharmaceuticals, Inc. (a)	475,082	23,488,054
Progenics Pharmaceuticals, Inc. (a)(b)	793,543	6,872,082
ProNai Therapeutics, Inc.	199,883	5,476,794
ProQR Therapeutics BV (a)	249,416	4,035,551
Proteon Therapeutics, Inc. (b)	137,500	2,376,000
Prothena Corp. PLC (a)	113,234	7,470,047
PTC Therapeutics, Inc. (a)	313,245	16,041,276
Puma Biotechnology, Inc. (a)(b)	291,758	26,433,275
Radius Health, Inc. (a)(b)	975,562	76,406,016
Raptor Pharmaceutical Corp. (a)(b)	625,173	8,902,464
Receptos, Inc. (a)	57,870	13,186,258
Regeneron Pharmaceuticals, Inc. (a)	405,563	224,544,011
Regulus Therapeutics, Inc. (a)	254,763	2,089,057
Repligen Corp. (a)	361,227	12,646,557
Retrophin, Inc. (a)(b)	71,300	2,263,062
Rigel Pharmaceuticals, Inc. (a)	643,465	1,917,526
Sage Therapeutics, Inc. (b)	262,168	17,921,804
Sangamo Biosciences, Inc. (a)	682,052	6,240,776
Sarepta Therapeutics, Inc. (a)(b)	371,104	11,845,640
Seattle Genetics, Inc. (a)(b)	196,850	9,423,210
Seres Therapeutics, Inc.	237,191	8,977,679
Seres Therapeutics, Inc.	352,270	12,000,078
Sophiris Bio, Inc. (a)	141,653	123,181
Sorrento Therapeutics, Inc. (a)	7,400	153,772
Spark Therapeutics, Inc. (b)	269,670	16,568,525
Spectrum Pharmaceuticals, Inc. (a)	338,247	2,338,978
Stemline Therapeutics, Inc. (a)(b)	348,093	3,735,038
Sunesis Pharmaceuticals, Inc. (a)(b)	830,240	1,158,185
Synta Pharmaceuticals Corp. (a)	471,286	999,126
TESARO, Inc. (a)	391,937	22,732,346
TG Therapeutics, Inc. (a)(b)	1,273,655	22,225,280
Threshold Pharmaceuticals, Inc. (a)	26,804	115,793
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	35,146	66,462
Tokai Pharmaceuticals, Inc. (b)	91,000	1,186,640
Ultragenyx Pharmaceutical, Inc. (a)	365,327	44,178,994
uniQure B.V. (a)	158,829	4,089,847
United Therapeutics Corp. (a)	142,294	24,098,912
Verastem, Inc. (a)(b)	331,008	2,416,358
Versartis, Inc. (a)	351,776	6,367,146
Vertex Pharmaceuticals, Inc. (a)	1,089,676	147,106,260
Vical, Inc. (a)	659,862	424,951
Vitae Pharmaceuticals, Inc. (b)	1,091,502	11,035,085
Vital Therapies, Inc. (a)(b)	218,579	3,545,351
Xencor, Inc. (a)	464,569	10,401,700
Xenon Pharmaceuticals, Inc.	102,215	1,113,121
XOMA Corp. (a)(b)	1,918,701	1,401,803
Zafgen, Inc. (a)(b)	1,306,751	49,617,335
ZIOPHARM Oncology, Inc. (a)(b)	29,667	396,351
		3,699,508,117
Capital Markets - 0.0%
Asset Management & Custody Banks - 0.0%
RPI International Holdings LP (d)	12,210	1,719,168
Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Bellerophon Therapeutics, Inc.	227,700	790,119
Vermillion, Inc. (a)(b)	1,165,400	2,330,800
Zosano Pharma Corp.	172,100	1,344,101
		4,465,020
Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
NantKwest, Inc.	83,700	2,561,220
Transgenomic, Inc. (a)	13,500	20,520
Transgenomic, Inc. warrants 2/3/17 (a)	81,000	43
		2,581,783
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	6,666	21,198
Pharmaceuticals - 8.2%
Pharmaceuticals - 8.2%
Achaogen, Inc. (a)	141,215	1,018,160
Adimab LLC unit (d)(f)	398,401	7,378,324
Aradigm Corp. (a)	8,786	65,192
Auris Medical Holding AG (a)	261,667	1,355,435
Biodel, Inc. (a)(b)	718,800	740,364
Carbylan Therapeutics, Inc.	699,867	4,836,081
Cempra, Inc. (a)	187,800	7,861,308
Collegium Pharmaceutical, Inc.	81,700	1,636,451
Dermira, Inc. (e)	162,931	3,678,982
Dermira, Inc.	449,300	10,145,194
Egalet Corp. (a)(b)	489,678	5,675,368
Eisai Co. Ltd.	342,900	22,397,027
Endo Health Solutions, Inc. (a)	58,774	5,145,076
Flex Pharma, Inc.	22,600	352,334
GW Pharmaceuticals PLC ADR (a)(b)	346,424	39,669,012
Horizon Pharma PLC (a)	1,745,938	64,337,815
Intra-Cellular Therapies, Inc. (a)	253,854	7,387,151
Jazz Pharmaceuticals PLC (a)	250,087	48,076,725
Kura Oncology, Inc.	325,932	2,059,890
Nektar Therapeutics (a)(b)	277,332	3,497,157
NeurogesX, Inc. (a)	150,000	900
Ocular Therapeutix, Inc.	196,271	4,531,897
Pacira Pharmaceuticals, Inc. (a)	152,160	10,106,467
Paratek Pharmaceuticals, Inc. (a)	683,303	17,191,903
Parnell Pharmaceuticals Holdings Ltd. (a)	123,569	594,367
Repros Therapeutics, Inc. (a)(b)	1,213,840	8,982,416
SCYNEXIS, Inc. (a)	111,900	889,605
Sun Pharmaceutical Industries Ltd. (a)	181,199	2,328,837
Tetraphase Pharmaceuticals, Inc. (a)	378,131	17,980,129
TherapeuticsMD, Inc. (a)	918,373	7,154,126
XenoPort, Inc. (a)	478,008	3,489,458
Zogenix, Inc. (a)(b)	560,316	10,819,702
Zogenix, Inc. warrants 7/27/17 (a)	32,985	9,657
ZS Pharma, Inc. (a)	259,204	15,482,255
		336,874,765
TOTAL COMMON STOCKS
(Cost $2,842,483,596)		4,045,170,051

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 1.4%
Biotechnology - 0.7%
Biotechnology - 0.7%
23andMe, Inc. Series E (d)	341,730	3,700,003
Aimmune Therapeutics, Inc. Series B (d)	349,360	6,623,865
CytomX Therapeutics, Inc. Series D (d)	4,092,403	607,075
Gensight Biologics Series B (d)	191,500	584,675
Immunocore Ltd. Series A (d)	17,149	3,238,594
Jounce Therapeutics, Inc. Series B (d)	1,591,779	3,597,421
Moderna LLC Series E (d)	54,410	3,355,465
Pronutria Biosciences, Inc. Series C (d)	341,857	3,445,919
RaNA Therapeutics LLC Series B (d)	1,310,353	1,415,181
Twist Bioscience Corp. Series C (d)	1,866,791	2,799,998
		29,368,196
Health Care Equipment & Supplies - 0.1%
Health Care Supplies - 0.1%
Novocure Ltd. Series J (d)	26,307	3,629,051
Pharmaceuticals - 0.6%
Pharmaceuticals - 0.6%
Afferent Pharmaceuticals, Inc. Series C (d)	1,915,787	4,699,998
Global Blood Therapeutics, Inc. Series B (d)	1,814,085	9,324,397
Kolltan Pharmaceuticals, Inc. Series D (a)(d)	1,610,391	1,610,391
MyoKardia, Inc. Series B (d)	1,781,076	4,800,000
Syros Pharmaceuticals, Inc. Series B, 6.00% (d)	163,994	515,942
Voyager Therapeutics, Inc. Series B (d)	1,200,000	3,600,000
		24,550,728

TOTAL CONVERTIBLE PREFERRED STOCKS		57,547,975

Nonconvertible Preferred Stocks - 0.0%
Biotechnology - 0.0%
Biotechnology - 0.0%
Moderna LLC Series D, 8.00% (a)(d)	26,918	1,660,033
TOTAL PREFERRED STOCKS
(Cost $49,323,372)		59,208,008

Money Market Funds - 7.7%
Fidelity Cash Central Fund, 0.17% (g)	30,057,446	30,057,446
Fidelity Securities Lending Cash Central Fund, 0.18% (g)(h)	286,288,233	286,288,233
TOTAL MONEY MARKET FUNDS
(Cost $316,345,679)		316,345,679
TOTAL INVESTMENT PORTFOLIO - 107.2%
(Cost $3,208,152,647)		4,420,723,738
NET OTHER ASSETS (LIABILITIES) - (7.2)%		(295,543,483)
NET ASSETS - 100%		$4,125,180,255

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $69,183,540 or 1.7% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,180,785 or 0.3% of net assets.

 (f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$3,700,003
Adimab LLC unit	9/17/14 - 6/5/15	$6,416,091
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$4,700,000
Aimmune Therapeutics, Inc. Series B	2/26/15	$2,620,200
CytomX Therapeutics, Inc. Series D	6/12/15	$607,075
Gensight Biologics Series B	7/2/15	$590,265
Global Blood Therapeutics, Inc. Series B	12/22/14	$4,535,213
Immunocore Ltd. Series A	7/27/15	$3,227,085
JHL Biotech, Inc.	4/14/15	$878,040
Jounce Therapeutics, Inc. Series B	4/17/15	$3,597,421
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$1,610,391
Moderna LLC Series D, 8.00%	11/6/13	$574,161
Moderna LLC Series E	12/18/14	$3,355,465
MyoKardia, Inc. Series B	4/20/15	$4,800,000
Novocure Ltd. Series J	6/1/15	$3,629,051
Pronutria Biosciences, Inc. Series C	1/30/15	$3,445,919
RaNA Therapeutics LLC Series B	7/17/15	$1,415,181
RPI International Holdings LP	5/21/15	$1,439,559
Syros Pharmaceuticals, Inc. Series B, 6.00%	10/9/14	$515,942
Twist Bioscience Corp. Series C	5/29/15	$2,800,000
Voyager Therapeutics, Inc. Series B	4/10/15	$3,600,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$33,479
Fidelity Securities Lending Cash Central Fund	4,375,447
Total	$4,408,926

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aegerion Pharmaceuticals, Inc.	$14,658,766	$26,915,448	$--	$--	$27,497,252
Aldeyra Therapeutics, Inc.	993,513	1,504,500	--	--	--
Histogenics Corp.	--	7,408,337	--	--	4,284,042
Repros Therapeutics, Inc.	2,969,436	10,793,250	--	--	--
Vitae Pharmaceuticals, Inc.	--	13,496,238	--	--	--
Total	$18,621,715	$60,117,773	$--	$--	$31,781,294

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$4,045,170,051	$4,000,807,658	$31,142,955	$13,219,438
Preferred Stocks	59,208,008	--	--	59,208,008
Money Market Funds	316,345,679	316,345,679	--	--
Total Investments in Securities:	$4,420,723,738	$4,317,153,337	$31,142,955	$72,427,446

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Other Investments in Securities
Beginning Balance	$--
Total Realized Gain (Loss)	(73,792)
Total Unrealized Gain (Loss)	2,499,647
Cost of Purchases	10,793,583
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$13,219,438
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$2,425,855
Preferred Stocks
Beginning Balance	$4,580,027
Total Realized Gain (Loss)	(37,571)
Total Unrealized Gain (Loss)	9,936,555
Cost of Purchases	47,138,818
Proceeds of Sales	(2,409,821)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$59,208,008
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$9,884,638

The information used in the above reconciliations represent fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $282,809,554) — See accompanying schedule: Unaffiliated issuers (cost $2,841,026,638)	$4,072,596,765
Fidelity Central Funds (cost $316,345,679)	316,345,679
Other affiliated issuers (cost $50,780,330)	31,781,294
Total Investments (cost $3,208,152,647)		$4,420,723,738
Cash		18,331
Foreign currency held at value (cost $3,238,596)		3,238,596
Receivable for investments sold		16,679,600
Receivable for fund shares sold		19,882,119
Distributions receivable from Fidelity Central Funds		449,549
Other receivables		21,759
Total assets		4,461,013,692
Liabilities
Payable for investments purchased	$42,505,382
Payable for fund shares redeemed	3,122,814
Accrued management fee	1,835,035
Distribution and service plan fees payable	1,181,168
Other affiliated payables	650,799
Other payables and accrued expenses	250,006
Collateral on securities loaned, at value	286,288,233
Total liabilities		335,833,437
Net Assets		$4,125,180,255
Net Assets consist of:
Paid in capital		$2,735,740,642
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		176,868,522
Net unrealized appreciation (depreciation) on investments		1,212,571,091
Net Assets		$4,125,180,255
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,560,528,108 ÷ 49,657,414 shares)		$31.43
Maximum offering price per share (100/94.25 of $31.43)		$33.35
Class T:
Net Asset Value and redemption price per share ($196,393,228 ÷ 6,533,001 shares)		$30.06
Maximum offering price per share (100/96.50 of $30.06)		$31.15
Class B:
Net Asset Value and offering price per share ($8,097,965 ÷ 292,071 shares)(a)		$27.73
Class C:
Net Asset Value and offering price per share ($956,494,535 ÷ 34,425,841 shares)(a)		$27.78
Class I:
Net Asset Value, offering price and redemption price per share ($1,403,666,419 ÷ 42,595,280 shares)		$32.95

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$3,283,311
Income from Fidelity Central Funds (including $4,375,447 from security lending)		4,408,926
Total income		7,692,237
Expenses
Management fee	$14,470,394
Transfer agent fees	4,982,034
Distribution and service plan fees	9,417,806
Accounting and security lending fees	807,688
Custodian fees and expenses	76,442
Independent trustees' compensation	41,710
Registration fees	411,171
Audit	50,757
Legal	25,848
Miscellaneous	19,628
Total expenses before reductions	30,303,478
Expense reductions	(106,911)	30,196,567
Net investment income (loss)		(22,504,330)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	265,574,762
Foreign currency transactions	(44,901)
Total net realized gain (loss)		265,529,861
Change in net unrealized appreciation (depreciation) on investment securities		881,295,858
Net gain (loss)		1,146,825,719
Net increase (decrease) in net assets resulting from operations		$1,124,321,389

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(22,504,330)	$(9,882,130)
Net realized gain (loss)	265,529,861	15,835,693
Change in net unrealized appreciation (depreciation)	881,295,858	126,643,560
Net increase (decrease) in net assets resulting from operations	1,124,321,389	132,597,123
Distributions to shareholders from net investment income	(69,565)	–
Distributions to shareholders from net realized gain	(51,362,234)	(3,083,051)
Total distributions	(51,431,799)	(3,083,051)
Share transactions - net increase (decrease)	1,521,666,795	713,552,409
Redemption fees	97,303	133,198
Total increase (decrease) in net assets	2,594,653,688	843,199,679
Net Assets
Beginning of period	1,530,526,567	687,326,888
End of period (including undistributed net investment income of $0 and accumulated net investment loss of $6,816,483, respectively)	$4,125,180,255	$1,530,526,567

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.19	$17.25	$11.79	$8.81	$6.67
Income from Investment Operations
Net investment income (loss)A	(.20)	(.13)	(.09)	(.07)	(.07)B
Net realized and unrealized gain (loss)	12.04	3.12	6.24	3.05	2.21
Total from investment operations	11.84	2.99	6.15	2.98	2.14
Distributions from net realized gain	(.60)	(.05)	(.69)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$31.43	$20.19	$17.25	$11.79	$8.81
Total ReturnD,E	59.66%	17.38%	54.94%	33.83%	32.08%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.04%	1.08%	1.15%	1.27%	1.35%
Expenses net of fee waivers, if any	1.04%	1.08%	1.15%	1.27%	1.35%
Expenses net of all reductions	1.04%	1.08%	1.14%	1.27%	1.34%
Net investment income (loss)	(.75)%	(.68)%	(.63)%	(.73)%	(.91)%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,560,528	$602,625	$286,695	$68,993	$30,639
Portfolio turnover rateH	26%	50%	22%	82%	99%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.39	$16.63	$11.42	$8.56	$6.50
Income from Investment Operations
Net investment income (loss)A	(.27)	(.19)	(.12)	(.10)	(.09)B
Net realized and unrealized gain (loss)	11.54	3.00	6.02	2.96	2.15
Total from investment operations	11.27	2.81	5.90	2.86	2.06
Distributions from net realized gain	(.60)	(.05)	(.69)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$30.06	$19.39	$16.63	$11.42	$8.56
Total ReturnD,E	59.17%	16.95%	54.50%	33.41%	31.69%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.35%	1.41%	1.46%	1.56%	1.64%
Expenses net of fee waivers, if any	1.35%	1.41%	1.46%	1.56%	1.64%
Expenses net of all reductions	1.34%	1.40%	1.46%	1.56%	1.64%
Net investment income (loss)	(1.05)%	(1.01)%	(.94)%	(1.02)%	(1.21)%B
Supplemental Data
Net assets, end of period (000 omitted)	$196,393	$95,945	$67,887	$28,154	$16,454
Portfolio turnover rateH	26%	50%	22%	82%	99%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.34) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.01	$15.52	$10.75	$8.09	$6.17
Income from Investment Operations
Net investment income (loss)A	(.35)	(.26)	(.17)	(.13)	(.12)B
Net realized and unrealized gain (loss)	10.67	2.80	5.63	2.79	2.04
Total from investment operations	10.32	2.54	5.46	2.66	1.92
Distributions from net realized gain	(.60)	(.05)	(.69)	–	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$27.73	$18.01	$15.52	$10.75	$8.09
Total ReturnD,E	58.42%	16.42%	53.76%	32.88%	31.12%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.83%	1.89%	1.94%	2.03%	2.10%
Expenses net of fee waivers, if any	1.83%	1.89%	1.94%	2.03%	2.10%
Expenses net of all reductions	1.82%	1.88%	1.94%	2.02%	2.09%
Net investment income (loss)	(1.53)%	(1.49)%	(1.42)%	(1.49)%	(1.66)%B
Supplemental Data
Net assets, end of period (000 omitted)	$8,098	$6,101	$8,136	$6,349	$5,849
Portfolio turnover rateH	26%	50%	22%	82%	99%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.04	$15.53	$10.76	$8.10	$6.18
Income from Investment Operations
Net investment income (loss)A	(.35)	(.25)	(.17)	(.13)	(.12)B
Net realized and unrealized gain (loss)	10.69	2.81	5.63	2.79	2.04
Total from investment operations	10.34	2.56	5.46	2.66	1.92
Distributions from net realized gain	(.60)	(.05)	(.69)	–	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$27.78	$18.04	$15.53	$10.76	$8.10
Total ReturnD,E	58.43%	16.54%	53.71%	32.84%	31.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.79%	1.83%	1.88%	2.01%	2.10%
Expenses net of fee waivers, if any	1.79%	1.83%	1.88%	2.01%	2.10%
Expenses net of all reductions	1.79%	1.83%	1.87%	2.01%	2.09%
Net investment income (loss)	(1.49)%	(1.43)%	(1.36)%	(1.47)%	(1.66)%B
Supplemental Data
Net assets, end of period (000 omitted)	$956,495	$359,967	$146,684	$31,710	$15,787
Portfolio turnover rateH	26%	50%	22%	82%	99%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.10	$17.97	$12.22	$9.10	$6.87
Income from Investment Operations
Net investment income (loss)A	(.14)	(.08)	(.05)	(.04)	(.05)B
Net realized and unrealized gain (loss)	12.60	3.26	6.49	3.16	2.28
Total from investment operations	12.46	3.18	6.44	3.12	2.23
Distributions from investment income	–C	–	–	–	–
Distributions from net realized gain	(.60)	(.05)	(.69)	–	–
Total distributions	(.61)D	(.05)	(.69)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$32.95	$21.10	$17.97	$12.22	$9.10
Total ReturnE	60.00%	17.74%	55.39%	34.29%	32.46%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.81%	.85%	.95%	1.04%
Expenses net of fee waivers, if any	.78%	.81%	.85%	.95%	1.04%
Expenses net of all reductions	.77%	.80%	.84%	.94%	1.03%
Net investment income (loss)	(.48)%	(.41)%	(.32)%	(.40)%	(.60)%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,403,666	$465,889	$177,926	$26,772	$5,903
Portfolio turnover rateH	26%	50%	22%	82%	99%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.73) %.

 C Amount represents less than $.01 per share.

 D Total distributions of $.61 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.604 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 72,427,446	Black scholes	Discount for lack of marketability	10.0%	Decrease
		Discount cash flow	Discount rate	8.0%	Decrease
		Discount rate	Discount for lack of marketability	10.0%	Decrease
		Last transaction price	Transaction price	$0.15-$137.95/$27.68	Increase
		Registration statement	Discount rate	10.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. During the period, dividend income has been increased $415,705 with a corresponding decrease to net unrealized appreciation (depreciation) as a result of a change in the prior period estimate, which had no impact on the total net assets or total return of the Fund. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,391,318,986
Gross unrealized depreciation	(190,969,871)
Net unrealized appreciation (depreciation) on securities	$1,200,349,115
Tax Cost	$3,220,374,623

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 41,636,838
Undistributed long-term capital gain	$ 147,453,662
Net unrealized appreciation (depreciation) on securities and other investments	$1,200,349,115

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$69,565	$–
Long-term Capital Gains	51,362,234	3,083,051
Total	$51,431,799	$ 3,083,051

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,114,556,562 and $686,266,912, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,497,966	$59,669
Class T	.25%	.25%	714,048	2,248
Class B	.75%	.25%	72,711	54,539
Class C	.75%	.25%	6,133,081	2,675,253
			$9,417,806	$2,791,709

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,094,492
Class T	128,052
Class B*	3,865
Class C*	142,139
$2,368,548

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,895,518.19
Class T	351,986.25
Class B	16,532.23
Class C	1,168,975.19
Class I	1,549,023.18
	$ 4,982,034

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $58,735 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,449 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $58,478 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $14,520 and a portion of class-level operating expenses as follows:

Amount
Class A	$13,398
Class T	2,003
Class B	155
Class C	7,791
Class I	10,566
$33,913

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class I	$69,565	$–
Total	$69,565	$–
From net realized gain
Class A	$19,162,759	$1,291,021
Class T	3,137,062	234,772
Class B	191,809	24,488
Class C	13,249,824	722,216
Class I	15,620,780	810,554
Total	$51,362,234	$3,083,051

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	28,734,829	26,291,422	$782,311,246	$513,888,215
Reinvestment of distributions	750,777	64,680	17,834,437	1,162,299
Shares redeemed	(9,674,834)	(13,129,582)	(251,598,976)	(254,303,314)
Net increase (decrease)	19,810,772	13,226,520	$548,546,707	$260,747,200
Class T
Shares sold	2,609,939	2,490,442	$67,425,583	$47,007,190
Reinvestment of distributions	134,415	13,197	3,058,643	228,306
Shares redeemed	(1,158,298)	(1,639,876)	(29,041,801)	(30,470,117)
Net increase (decrease)	1,586,056	863,763	$41,442,425	$16,765,379
Class B
Shares sold	83,752	92,681	$1,983,767	$1,623,597
Reinvestment of distributions	8,590	1,384	180,710	22,292
Shares redeemed	(138,999)	(279,647)	(3,242,788)	(4,810,522)
Net increase (decrease)	(46,657)	(185,582)	$(1,078,311)	$(3,164,633)
Class C
Shares sold	18,036,528	14,509,075	$437,867,038	$256,484,365
Reinvestment of distributions	528,140	36,658	11,164,448	591,299
Shares redeemed	(4,090,881)	(4,036,055)	(97,122,016)	(69,713,827)
Net increase (decrease)	14,473,787	10,509,678	$351,909,470	$187,361,837
Class I
Shares sold	29,622,523	21,677,297	$833,349,459	$442,824,898
Reinvestment of distributions	532,595	35,974	13,257,162	674,146
Shares redeemed	(9,644,195)	(9,529,193)	(265,760,117)	(191,656,418)
Net increase (decrease)	20,510,923	12,184,078	$580,846,504	$251,842,626

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Communications Equipment Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(0.53)%	7.01%	4.83%
Class T (incl. 3.50% sales charge)	1.56%	7.27%	4.82%
Class B (incl. contingent deferred sales charge)	(0.26)%	7.20%	4.90%
Class C (incl. contingent deferred sales charge)	3.74%	7.48%	4.66%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Developing Communications Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Communications Equipment Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,025	Fidelity Advisor® Communications Equipment Fund - Class A
$21,043	S&P 500® Index

Fidelity Advisor® Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Colin Anderson, who succeeded Ali Khan on January 31, 2015:  For the year, the fund's share classes mostly lagged the 5.84% return of the S&P® Custom Communications Equipment Index and underperformed the broadly based S&P 500® by a wide margin. (For specific class-level results, please see the Performance section of this report.) Versus the industry index, our relative results were meaningfully hurt by large underweightings in three strong-performing benchmark components. The fund's largest relative detractor by far was Palo Alto Networks, a strong-performing provider of enterprise security platforms. We had exited this position due to concerns about overvaluation. The second-largest relative detractor was Infinera, a provider of optical transport networking equipment. Here, too, we mostly missed this stock's robust return. Brocade Communications, a manufacturer of storage networking equipment, detracted because we didn't own it early in the period, when the stock was strongest. Additionally, the fund's foreign holdings detracted, partly due to a stronger U.S. dollar. Conversely, F5 Networks, a maker of application delivery controllers, was our top relative contributor. CommScope Holding, a maker of components for telecom equipment applications that we began buying in November, also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Communications Equipment Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	19.2	17.1
Cisco Systems, Inc.	16.9	17.8
F5 Networks, Inc.	6.9	2.6
Juniper Networks, Inc.	5.0	5.4
CommScope Holding Co., Inc.	4.8	1.9
Harris Corp.	4.6	0.0
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.4	4.8
Nokia Corp. sponsored ADR	3.9	5.5
Alcatel-Lucent SA sponsored ADR	3.8	3.9
Brocade Communications Systems, Inc.	3.4	0.0
	72.9

Top Industries (% of fund's net assets)

As of July 31, 2015
Communications Equipment	92.2%
Technology Hardware, Storage & Peripherals	2.8%
Semiconductors & Semiconductor Equipment	1.6%
Internet Software & Services	1.3%
Electronic Equipment & Components	1.0%
All Others*	1.1%

As of January 31, 2015
Communications Equipment	84.3%
Internet Software & Services	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Technology Hardware, Storage & Peripherals	2.6%
Software	2.4%
All Others*	4.1%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Communications Equipment Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
Communications Equipment - 92.2%
Communications Equipment - 92.2%
ADTRAN, Inc.	9,000	$148,500
Alcatel-Lucent SA sponsored ADR (a)	131,757	492,771
Arris Group, Inc. (a)	6,400	197,888
AudioCodes Ltd. (a)	5,900	17,287
Brocade Communications Systems, Inc.	43,700	448,362
Calix Networks, Inc. (a)	1,000	8,430
Ciena Corp. (a)	600	15,270
Cisco Systems, Inc.	78,024	2,217,442
CommScope Holding Co., Inc. (a)	20,100	630,537
EchoStar Holding Corp. Class A (a)	200	9,284
Extreme Networks, Inc. (a)	3,400	7,888
F5 Networks, Inc. (a)	6,715	900,750
Finisar Corp. (a)	15,700	273,337
Harris Corp.	7,300	605,462
Infinera Corp. (a)	2,200	52,668
InterDigital, Inc.	2,800	151,396
Ixia (a)	8,100	106,920
JDS Uniphase Corp. (a)	12,800	141,952
Juniper Networks, Inc.	23,188	659,003
Mitel Networks Corp. (a)	4,100	38,745
Motorola Solutions, Inc.	4,347	261,516
NETGEAR, Inc. (a)	1,000	33,490
Nokia Corp. sponsored ADR	72,520	511,266
Plantronics, Inc.	4,360	253,229
Polycom, Inc. (a)	8,499	96,719
QUALCOMM, Inc.	39,181	2,522,862
Radware Ltd. (a)	11,200	213,248
Ruckus Wireless, Inc. (a)	25,700	316,881
Sandvine Corp. (U.K.) (a)	5,100	13,687
Sonus Networks, Inc. (a)	8,440	68,111
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	54,320	582,854
Transmode AB	2,800	39,760
ViaSat, Inc. (a)	100	6,200
Wi-Lan, Inc.	21,800	45,672
		12,089,387
Diversified Telecommunication Services - 0.2%
Alternative Carriers - 0.2%
Vonage Holdings Corp. (a)	3,400	21,726
Electronic Equipment & Components - 1.0%
Electronic Components - 0.2%
II-VI, Inc. (a)	1,700	28,900
Electronic Manufacturing Services - 0.8%
TE Connectivity Ltd.	1,800	109,656

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		138,556

Internet Software & Services - 1.3%
Internet Software & Services - 1.3%
Google, Inc.:
Class A (a)	49	32,218
Class C	98	61,310
Rackspace Hosting, Inc. (a)	800	27,224
Web.com Group, Inc. (a)	2,200	54,758
		175,510
Semiconductors & Semiconductor Equipment - 1.6%
Semiconductors - 1.6%
Broadcom Corp. Class A	350	17,714
EZchip Semiconductor Ltd. (a)	1,000	16,500
GSI Technology, Inc. (a)	2,900	14,935
Marvell Technology Group Ltd.	6,200	77,128
Maxim Integrated Products, Inc.	1,690	57,528
Semtech Corp. (a)	1,300	22,867
		206,672
Software - 1.0%
Application Software - 0.2%
BroadSoft, Inc. (a)	400	13,968
Comverse, Inc. (a)	500	10,135
		24,103
Systems Software - 0.8%
Oracle Corp.	1,480	59,111
Rovi Corp. (a)(b)	4,000	43,960
		103,071

TOTAL SOFTWARE		127,174

Technology Hardware, Storage & Peripherals - 2.8%
Technology Hardware, Storage & Peripherals - 2.8%
BlackBerry Ltd. (a)	25,800	200,032
Hewlett-Packard Co.	2,200	67,144
QLogic Corp. (a)	5,100	45,237
Samsung Electronics Co. Ltd.	58	58,943
		371,356
TOTAL COMMON STOCKS
(Cost $10,922,531)		13,130,381

Money Market Funds - 0.4%
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)
(Cost $51,675)	51,675	51,675
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $10,974,206)		13,182,056
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(69,129)
NET ASSETS - 100%		$13,112,927

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$614
Fidelity Securities Lending Cash Central Fund	2,878
Total	$3,492

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.6%
Sweden	4.7%
Finland	3.9%
France	3.8%
Canada	2.3%
Israel	1.8%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $42,861) — See accompanying schedule: Unaffiliated issuers (cost $10,922,531)	$13,130,381
Fidelity Central Funds (cost $51,675)	51,675
Total Investments (cost $10,974,206)		$13,182,056
Receivable for investments sold		92,345
Receivable for fund shares sold		782
Dividends receivable		852
Distributions receivable from Fidelity Central Funds		16
Receivable from investment adviser for expense reductions		1,984
Other receivables		164
Total assets		13,278,199
Liabilities
Payable to custodian bank	$21,463
Payable for investments purchased	34,099
Payable for fund shares redeemed	4,817
Accrued management fee	5,901
Distribution and service plan fees payable	5,294
Other affiliated payables	3,762
Other payables and accrued expenses	38,261
Collateral on securities loaned, at value	51,675
Total liabilities		165,272
Net Assets		$13,112,927
Net Assets consist of:
Paid in capital		$10,672,818
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		232,260
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,207,849
Net Assets		$13,112,927
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,806,397 ÷ 382,262 shares)		$12.57
Maximum offering price per share (100/94.25 of $12.57)		$13.34
Class T:
Net Asset Value and redemption price per share ($4,028,933 ÷ 331,565 shares)		$12.15
Maximum offering price per share (100/96.50 of $12.15)		$12.59
Class B:
Net Asset Value and offering price per share ($288,051 ÷ 25,541 shares)(a)		$11.28
Class C:
Net Asset Value and offering price per share ($2,965,777 ÷ 263,095 shares)(a)		$11.27
Class I:
Net Asset Value, offering price and redemption price per share ($1,023,769 ÷ 78,674 shares)		$13.01

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$224,311
Income from Fidelity Central Funds		3,492
Total income		227,803
Expenses
Management fee	$81,024
Transfer agent fees	43,997
Distribution and service plan fees	65,847
Accounting and security lending fees	5,882
Custodian fees and expenses	10,816
Independent trustees' compensation	261
Registration fees	54,499
Audit	46,420
Legal	253
Miscellaneous	244
Total expenses before reductions	309,243
Expense reductions	(75,387)	233,856
Net investment income (loss)		(6,053)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	968,286
Foreign currency transactions	(817)
Total net realized gain (loss)		967,469
Change in net unrealized appreciation (depreciation) on: Investment securities	(133,967)
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation (depreciation)		(133,970)
Net gain (loss)		833,499
Net increase (decrease) in net assets resulting from operations		$827,446

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,053)	$32,595
Net realized gain (loss)	967,469	685,793
Change in net unrealized appreciation (depreciation)	(133,970)	1,223,850
Net increase (decrease) in net assets resulting from operations	827,446	1,942,238
Distributions to shareholders from net investment income	(25,322)	–
Share transactions - net increase (decrease)	(2,143,838)	1,539,076
Redemption fees	500	568
Total increase (decrease) in net assets	(1,341,214)	3,481,882
Net Assets
Beginning of period	14,454,141	10,972,259
End of period (including undistributed net investment income of $0 and $23,615, respectively)	$13,112,927	$14,454,141

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class A

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.94	$10.22	$7.71	$9.73	$8.67
Income from Investment Operations
Net investment income (loss)A	.02	.04B	.02	(.01)	(.06)
Net realized and unrealized gain (loss)	.64	1.68	2.50	(1.81)	1.12
Total from investment operations	.66	1.72	2.52	(1.82)	1.06
Distributions from net investment income	(.03)	–	(.01)	–	–
Distributions from net realized gain	–	–	–	(.20)	–
Total distributions	(.03)	–	(.01)	(.20)	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$12.57	$11.94	$10.22	$7.71	$9.73
Total ReturnD,E	5.54%	16.83%	32.65%	(18.88)%	12.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.90%	1.96%	2.22%	1.96%	1.64%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.37%	1.39%	1.39%
Net investment income (loss)	.16%	.40%B	.18%	(.16)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,806	$4,725	$3,962	$3,568	$8,787
Portfolio turnover rateH	60%	160%	33%	79%	101%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class T

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.55	$9.91	$7.49	$9.48	$8.46
Income from Investment Operations
Net investment income (loss)A	(.01)	.02B	(.01)	(.03)	(.09)
Net realized and unrealized gain (loss)	.62	1.62	2.43	(1.76)	1.11
Total from investment operations	.61	1.64	2.42	(1.79)	1.02
Distributions from net investment income	(.01)	–	–	–	–
Distributions from net realized gain	–	–	–	(.20)	–
Total distributions	(.01)	–	–	(.20)	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$12.15	$11.55	$9.91	$7.49	$9.48
Total ReturnD,E	5.24%	16.55%	32.31%	(19.06)%	12.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.19%	2.25%	2.52%	2.27%	1.97%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.62%	1.64%	1.64%
Net investment income (loss)	(.09)%	.14%B	(.07)%	(.41)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,029	$3,995	$3,342	$2,843	$4,607
Portfolio turnover rateH	60%	160%	33%	79%	101%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class B

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.77	$9.28	$7.05	$8.99	$8.06
Income from Investment Operations
Net investment income (loss)A	(.07)	(.04)B	(.05)	(.07)	(.13)
Net realized and unrealized gain (loss)	.58	1.53	2.28	(1.67)	1.06
Total from investment operations	.51	1.49	2.23	(1.74)	.93
Distributions from net realized gain	–	–	–	(.20)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$11.28	$10.77	$9.28	$7.05	$8.99
Total ReturnD,E	4.74%	16.06%	31.63%	(19.56)%	11.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.68%	2.74%	3.00%	2.71%	2.47%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.13%	2.13%	2.14%
Net investment income (loss)	(.60)%	(.36)%B	(.57)%	(.91)%	(1.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$288	$399	$480	$570	$1,316
Portfolio turnover rateH	60%	160%	33%	79%	101%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class C

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.76	$9.28	$7.05	$8.98	$8.06
Income from Investment Operations
Net investment income (loss)A	(.07)	(.04)B	(.05)	(.07)	(.13)
Net realized and unrealized gain (loss)	.58	1.52	2.28	(1.66)	1.05
Total from investment operations	.51	1.48	2.23	(1.73)	.92
Distributions from net realized gain	–	–	–	(.20)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$11.27	$10.76	$9.28	$7.05	$8.98
Total ReturnD,E	4.74%	15.95%	31.63%	(19.47)%	11.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.65%	2.73%	2.98%	2.71%	2.40%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.12%	2.14%	2.14%
Net investment income (loss)	(.59)%	(.35)%B	(.57)%	(.91)%	(1.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,966	$2,744	$2,334	$2,142	$5,866
Portfolio turnover rateH	60%	160%	33%	79%	101%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class I

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.35	$10.55	$7.95	$10.00	$8.88
Income from Investment Operations
Net investment income (loss)A	.05	.08B	.04	.01	(.04)
Net realized and unrealized gain (loss)	.67	1.72	2.58	(1.86)	1.16
Total from investment operations	.72	1.80	2.62	(1.85)	1.12
Distributions from net investment income	(.06)	–	(.02)	–	–
Distributions from net realized gain	–	–	–	(.20)	–
Total distributions	(.06)	–	(.02)	(.20)	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$13.01	$12.35	$10.55	$7.95	$10.00
Total ReturnD	5.83%	17.06%	32.92%	(18.66)%	12.61%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.57%	1.45%	1.93%	1.66%	1.22%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.14%	1.12%	1.13%	1.14%
Net investment income (loss)	.41%	.65%B	.43%	.10%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,024	$2,592	$855	$721	$2,855
Portfolio turnover rateG	60%	160%	33%	79%	101%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,589,310
Gross unrealized depreciation	(437,689)
Net unrealized appreciation (depreciation) on securities	$2,151,621
Tax cost	$11,030,435

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$288,488
Net unrealized appreciation (depreciation) on securities and other investments	$2,151,621

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$25,322	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,595,689 and $9,004,220, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$12,585	$556
Class T	.25%	.25%	20,834	–
Class B	.75%	.25%	3,659	2,744
Class C	.75%	.25%	28,769	3,707
			$65,847	$7,007

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,870
Class T	1,201
Class B*	61
Class C*	235
$5,367

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$15,615.31
Class T	14,012.34
Class B	1,133.31
Class C	8,961.31
Class I	4,276.19
	$ 43,997

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $670 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,878.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.40%	$25,236
Class T	1.65%	22,436
Class B	2.15%	1,943
Class C	2.15%	14,490
Class I	1.15%	9,687
		$73,792

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,452 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $55 and a portion of class-level operating expenses as follows:

Amount
Class A	$14
Class T	8
Class B	1
Class C	8
Class I	57
$88

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$11,846	$–
Class T	1,754	–
Class I	11,722	–
Total	$25,322	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	153,268	118,184	$1,925,058	$1,378,044
Reinvestment of distributions	914	–	11,238	–
Shares redeemed	(167,571)	(110,145)	(2,111,373)	(1,218,133)
Net increase (decrease)	(13,389)	8,039	$(175,077)	$159,911
Class T
Shares sold	42,233	51,248	$505,832	$564,493
Reinvestment of distributions	146	–	1,738	–
Shares redeemed	(56,809)	(42,610)	(686,152)	(470,057)
Net increase (decrease)	(14,430)	8,638	$(178,582)	$94,436
Class B
Shares sold	–	64	$–	$624
Shares redeemed	(11,477)	(14,700)	(128,010)	(144,244)
Net increase (decrease)	(11,477)	(14,636)	$(128,010)	$(143,620)
Class C
Shares sold	55,503	74,081	$631,530	$769,830
Shares redeemed	(47,426)	(70,636)	(530,907)	(715,373)
Net increase (decrease)	8,077	3,445	$100,623	$54,457
Class I
Shares sold	18,312	1,448,765	$232,557	$17,115,064
Reinvestment of distributions	868	–	11,030	–
Shares redeemed	(150,382)	(1,319,932)	(2,006,379)	(15,741,172)
Net increase (decrease)	(131,202)	128,833	$(1,762,792)	$1,373,892

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Consumer Discretionary Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	15.23%	17.92%	8.36%
Class T (incl. 3.50% sales charge)	17.65%	18.15%	8.34%
Class B (incl. contingent deferred sales charge)	16.35%	18.20%	8.43%
Class C (incl. contingent deferred sales charge)	20.37%	18.46%	8.20%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Consumer Industries Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Discretionary Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,319	Fidelity Advisor® Consumer Discretionary Fund - Class A
$21,043	S&P 500® Index

Fidelity Advisor® Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Peter Dixon:  For the year, the fund's share classes performed in line with the 22.15% return of the MSCI U.S. IMI Consumer Discretionary 25/50 Index and led the broader S&P 500®. (For specific class-level results, please see the Performance section of this report.) Consumer discretionary stocks easily outperformed the broad market, as an improving job market and housing fundamentals plus low interest rates and lower energy costs helped put cash in U.S. consumers' pockets. Versus the sector benchmark, security selection overall was positive, particularly within restaurants, movies & entertainment, broadcasting and apparel retail. A large underweighting in Ford Motor helped the most. Ford's stock suffered from several setbacks the past year, including the announcements of a weak 2015 outlook in September 2014, and a year-over-year sales decline in March. Shares declined again in July after crash tests for Ford's new aluminum-bodied truck raised concerns about the cost of repairs and its overall safety. On the flip side, positioning in Internet retail and picks in the hotels, resorts & cruise lines segment hurt. Looking at individual names, underweighting Amazon.com was the fund's biggest relative detractor. Amazon shares outperformed during the period, driven in part by first-quarter revenue growth of 15% as well as optimism for Amazon Web Services, which offers cloud-based computing power to both startups and established firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Consumer Discretionary Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	8.0	7.6
Amazon.com, Inc.	7.1	1.4
Comcast Corp. Class A	5.4	5.8
NIKE, Inc. Class B	4.6	3.3
Starbucks Corp.	4.6	3.9
Hilton Worldwide Holdings, Inc.	4.6	1.4
Home Depot, Inc.	4.5	5.5
L Brands, Inc.	4.2	4.1
Las Vegas Sands Corp.	3.0	1.7
Macy's, Inc.	2.5	0.0
	48.5

Top Industries (% of fund's net assets)

As of July 31, 2015
Media	23.0%
Hotels, Restaurants & Leisure	22.3%
Specialty Retail	17.9%
Internet & Catalog Retail	8.1%
Textiles, Apparel & Luxury Goods	6.2%
All Others*	22.5%

As of January 31, 2015
Media	22.5%
Hotels, Restaurants & Leisure	21.1%
Specialty Retail	19.9%
Textiles, Apparel & Luxury Goods	11.7%
Internet & Catalog Retail	5.1%
All Others*	19.7%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Consumer Discretionary Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Auto Components - 3.2%
Auto Parts & Equipment - 3.2%
Delphi Automotive PLC	41,084	$3,207,839
Tenneco, Inc. (a)	72,000	3,586,320
Visteon Corp. (a)	6,500	646,945
		7,441,104
Automobiles - 2.8%
Automobile Manufacturers - 1.6%
Tata Motors Ltd. (a)	93,448	560,070
Tesla Motors, Inc. (a)	11,500	3,060,725
		3,620,795
Motorcycle Manufacturers - 1.2%
Harley-Davidson, Inc.	49,500	2,885,850

TOTAL AUTOMOBILES		6,506,645

Beverages - 3.2%
Distillers & Vintners - 1.8%
Constellation Brands, Inc. Class A (sub. vtg.)	35,927	4,311,959
Soft Drinks - 1.4%
Monster Beverage Corp. (a)	21,000	3,224,550

TOTAL BEVERAGES		7,536,509

Food Products - 1.0%
Packaged Foods & Meats - 1.0%
Associated British Foods PLC	21,000	1,057,300
Keurig Green Mountain, Inc.	16,060	1,205,142
		2,262,442
Hotels, Restaurants & Leisure - 22.3%
Casinos & Gaming - 4.0%
Las Vegas Sands Corp.	126,880	7,110,355
Wynn Resorts Ltd.	23,400	2,415,582
		9,525,937
Hotels, Resorts & Cruise Lines - 7.4%
Accor SA	38,114	1,870,037
Hilton Worldwide Holdings, Inc.	397,400	10,670,190
Wyndham Worldwide Corp.	57,706	4,761,899
		17,302,126
Leisure Facilities - 1.2%
Vail Resorts, Inc.	25,160	2,759,800
Restaurants - 9.7%
Dave & Buster's Entertainment, Inc.	34,900	1,354,120
Domino's Pizza, Inc.	13,309	1,515,097
Fiesta Restaurant Group, Inc. (a)	33,510	1,947,936
Jubilant Foodworks Ltd. (a)	34,626	991,433
McDonald's Corp.	13,700	1,368,082
Papa John's International, Inc.	26,792	2,024,404
Ruth's Hospitality Group, Inc.	166,300	2,915,239
Starbucks Corp.	184,306	10,676,847
		22,793,158

TOTAL HOTELS, RESTAURANTS & LEISURE		52,381,021

Household Durables - 3.1%
Homebuilding - 2.4%
D.R. Horton, Inc.	64,800	1,923,912
Lennar Corp. Class A	34,140	1,810,786
PulteGroup, Inc.	91,000	1,885,520
		5,620,218
Housewares & Specialties - 0.7%
Jarden Corp. (a)	30,900	1,699,500

TOTAL HOUSEHOLD DURABLES		7,319,718

Household Products - 0.2%
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	4,760	504,322
Internet & Catalog Retail - 8.1%
Internet Retail - 8.1%
Amazon.com, Inc. (a)	31,160	16,706,434
Ocado Group PLC (a)(b)	373,142	2,313,387
		19,019,821
Internet Software & Services - 1.9%
Internet Software & Services - 1.9%
Alibaba Group Holding Ltd. sponsored ADR (b)	31,800	2,491,212
HomeAway, Inc. (a)	38,800	1,165,552
JUST EAT Ltd. (a)	128,900	877,654
		4,534,418
Leisure Products - 1.2%
Leisure Products - 1.2%
Polaris Industries, Inc.	19,900	2,727,494
Media - 23.0%
Advertising - 0.6%
MDC Partners, Inc. Class A (sub. vtg.)	73,800	1,301,094
Broadcasting - 2.4%
ITV PLC	1,305,229	5,721,539
Cable & Satellite - 9.2%
Charter Communications, Inc. Class A (a)(b)	17,140	3,185,640
Comcast Corp. Class A	201,500	12,575,615
Naspers Ltd. Class N	32,865	4,598,411
Starz Series A (a)	29,100	1,177,095
		21,536,761
Movies & Entertainment - 10.8%
Lions Gate Entertainment Corp.	67,800	2,656,404
The Walt Disney Co.	155,506	18,660,719
Time Warner, Inc.	45,300	3,988,212
		25,305,335

TOTAL MEDIA		53,864,729

Multiline Retail - 2.9%
Department Stores - 2.5%
Macy's, Inc.	84,800	5,856,288
General Merchandise Stores - 0.4%
B&M European Value Retail S.A.	166,711	928,648

TOTAL MULTILINE RETAIL		6,784,936

Software - 0.8%
Application Software - 0.5%
Mobileye NV (a)	19,200	1,153,920
Home Entertainment Software - 0.3%
Playtech Ltd.	55,096	779,959

TOTAL SOFTWARE		1,933,879

Specialty Retail - 17.9%
Apparel Retail - 8.3%
L Brands, Inc.	122,800	9,912,416
Ross Stores, Inc.	102,520	5,449,963
TJX Companies, Inc.	28,208	1,969,483
United Arrows Ltd.	14,200	567,152
Zumiez, Inc. (a)	62,528	1,631,981
		19,530,995
Automotive Retail - 3.8%
AutoZone, Inc. (a)	6,380	4,471,997
O'Reilly Automotive, Inc. (a)	18,700	4,493,797
		8,965,794
Home Improvement Retail - 4.5%
Home Depot, Inc.	89,360	10,457,801
Specialty Stores - 1.3%
Staples, Inc.	215,700	3,172,947

TOTAL SPECIALTY RETAIL		42,127,537

Textiles, Apparel & Luxury Goods - 6.2%
Apparel, Accessories & Luxury Goods - 1.6%
G-III Apparel Group Ltd. (a)	50,880	3,675,062
Footwear - 4.6%
NIKE, Inc. Class B	94,317	10,867,205

TOTAL TEXTILES, APPAREL & LUXURY GOODS		14,542,267

TOTAL COMMON STOCKS
(Cost $197,894,359)		229,486,842

Money Market Funds - 4.3%
Fidelity Cash Central Fund, 0.17% (c)	4,196,516	4,196,516
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)	5,891,605	5,891,605
TOTAL MONEY MARKET FUNDS
(Cost $10,088,121)		10,088,121
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $207,982,480)		239,574,963
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(4,834,640)
NET ASSETS - 100%		$234,740,323

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,293
Fidelity Securities Lending Cash Central Fund	17,197
Total	$22,490

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$229,486,842	$228,926,772	$560,070	$--
Money Market Funds	10,088,121	10,088,121	--	--
Total Investments in Securities:	$239,574,963	$239,014,893	$560,070	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.6%
United Kingdom	4.7%
South Africa	2.0%
Canada	1.7%
Bailiwick of Jersey	1.4%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $5,682,321) — See accompanying schedule: Unaffiliated issuers (cost $197,894,359)	$229,486,842
Fidelity Central Funds (cost $10,088,121)	10,088,121
Total Investments (cost $207,982,480)		$239,574,963
Receivable for investments sold		2,913,220
Receivable for fund shares sold		2,113,744
Dividends receivable		14,223
Distributions receivable from Fidelity Central Funds		3,766
Other receivables		4,099
Total assets		244,624,015
Liabilities
Payable for investments purchased	$3,288,619
Payable for fund shares redeemed	425,540
Accrued management fee	101,101
Distribution and service plan fees payable	67,968
Other affiliated payables	42,025
Other payables and accrued expenses	66,834
Collateral on securities loaned, at value	5,891,605
Total liabilities		9,883,692
Net Assets		$234,740,323
Net Assets consist of:
Paid in capital		$197,817,912
Undistributed net investment income		175,568
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,170,553
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,576,290
Net Assets		$234,740,323
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($115,026,646 ÷ 5,348,507 shares)		$21.51
Maximum offering price per share (100/94.25 of $21.51)		$22.82
Class T:
Net Asset Value and redemption price per share ($25,947,585 ÷ 1,280,672 shares)		$20.26
Maximum offering price per share (100/96.50 of $20.26)		$20.99
Class B:
Net Asset Value and offering price per share ($1,438,259 ÷ 80,686 shares)(a)		$17.83
Class C:
Net Asset Value and offering price per share ($43,998,668 ÷ 2,466,659 shares)(a)		$17.84
Class I:
Net Asset Value, offering price and redemption price per share ($48,329,165 ÷ 2,095,901 shares)		$23.06

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$2,177,357
Income from Fidelity Central Funds		22,490
Total income		2,199,847
Expenses
Management fee	$852,448
Transfer agent fees	332,412
Distribution and service plan fees	581,814
Accounting and security lending fees	60,923
Custodian fees and expenses	19,378
Independent trustees' compensation	2,558
Registration fees	87,646
Audit	53,755
Legal	1,648
Miscellaneous	1,495
Total expenses before reductions	1,994,077
Expense reductions	(13,063)	1,981,014
Net investment income (loss)		218,833
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,922)	7,999,773
Foreign currency transactions	(5,782)
Total net realized gain (loss)		7,993,991
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $15,238)	21,202,533
Assets and liabilities in foreign currencies	(1,790)
Total change in net unrealized appreciation (depreciation)		21,200,743
Net gain (loss)		29,194,734
Net increase (decrease) in net assets resulting from operations		$29,413,567

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$218,833	$(430,703)
Net realized gain (loss)	7,993,991	17,599,668
Change in net unrealized appreciation (depreciation)	21,200,743	(7,703,576)
Net increase (decrease) in net assets resulting from operations	29,413,567	9,465,389
Distributions to shareholders from net realized gain	(13,923,456)	(8,442,076)
Share transactions - net increase (decrease)	97,114,685	27,584,653
Redemption fees	10,114	3,923
Total increase (decrease) in net assets	112,614,910	28,611,889
Net Assets
Beginning of period	122,125,413	93,513,524
End of period (including undistributed net investment income of $175,568 and $0, respectively)	$234,740,323	$122,125,413

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.75	$19.59	$16.22	$16.00	$12.75
Income from Investment Operations
Net investment income (loss)A	.05	(.04)	(.02)	.01	(.02)
Net realized and unrealized gain (loss)	3.99	1.75	5.04	1.07	3.27
Total from investment operations	4.04	1.71	5.02	1.08	3.25
Distributions from net investment income	–	–	–	(.03)	–
Distributions from net realized gain	(2.28)	(1.55)	(1.65)	(.83)	–
Total distributions	(2.28)	(1.55)	(1.65)	(.86)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.51	$19.75	$19.59	$16.22	$16.00
Total ReturnC,D	22.26%	9.28%	33.65%	7.96%	25.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%	1.20%	1.31%	1.38%	1.39%
Expenses net of fee waivers, if any	1.15%	1.20%	1.31%	1.38%	1.39%
Expenses net of all reductions	1.14%	1.19%	1.29%	1.37%	1.38%
Net investment income (loss)	.27%	(.21)%	(.10)%	.04%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$115,027	$59,089	$45,292	$26,547	$23,447
Portfolio turnover rateG	71%	171%	146%	217%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.75	$18.68	$15.57	$15.43	$12.32
Income from Investment Operations
Net investment income (loss)A	(.01)	(.10)	(.06)	(.03)	(.06)
Net realized and unrealized gain (loss)	3.77	1.67	4.81	1.02	3.17
Total from investment operations	3.76	1.57	4.75	.99	3.11
Distributions from net investment income	–	–	–	(.02)	–
Distributions from net realized gain	(2.25)	(1.50)	(1.64)	(.83)	–
Total distributions	(2.25)	(1.50)	(1.64)	(.85)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.26	$18.75	$18.68	$15.57	$15.43
Total ReturnC,D	21.92%	8.94%	33.25%	7.62%	25.24%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.46%	1.50%	1.60%	1.64%	1.66%
Expenses net of fee waivers, if any	1.45%	1.50%	1.60%	1.64%	1.65%
Expenses net of all reductions	1.45%	1.49%	1.58%	1.63%	1.64%
Net investment income (loss)	(.03)%	(.51)%	(.39)%	(.23)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$25,948	$18,779	$15,613	$10,447	$9,897
Portfolio turnover rateG	71%	171%	146%	217%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.76	$16.85	$14.23	$14.23	$11.42
Income from Investment Operations
Net investment income (loss)A	(.09)	(.17)	(.13)	(.10)	(.12)
Net realized and unrealized gain (loss)	3.34	1.49	4.36	.93	2.93
Total from investment operations	3.25	1.32	4.23	.83	2.81
Distributions from net realized gain	(2.18)	(1.41)	(1.61)	(.83)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.83	$16.76	$16.85	$14.23	$14.23
Total ReturnC,D	21.35%	8.36%	32.61%	7.11%	24.61%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.96%	2.01%	2.09%	2.13%	2.15%
Expenses net of fee waivers, if any	1.96%	2.01%	2.09%	2.13%	2.15%
Expenses net of all reductions	1.95%	2.01%	2.07%	2.12%	2.13%
Net investment income (loss)	(.54)%	(1.02)%	(.88)%	(.72)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,438	$1,824	$2,389	$2,577	$3,170
Portfolio turnover rateG	71%	171%	146%	217%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.79	$16.90	$14.27	$14.26	$11.44
Income from Investment Operations
Net investment income (loss)A	(.08)	(.16)	(.12)	(.09)	(.12)
Net realized and unrealized gain (loss)	3.34	1.49	4.37	.93	2.94
Total from investment operations	3.26	1.33	4.25	.84	2.82
Distributions from net realized gain	(2.21)	(1.44)	(1.62)	(.83)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.84	$16.79	$16.90	$14.27	$14.26
Total ReturnC,D	21.37%	8.44%	32.68%	7.17%	24.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.91%	1.97%	2.04%	2.09%	2.11%
Expenses net of fee waivers, if any	1.91%	1.97%	2.04%	2.09%	2.11%
Expenses net of all reductions	1.90%	1.96%	2.02%	2.08%	2.09%
Net investment income (loss)	(.49)%	(.97)%	(.83)%	(.68)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$43,999	$20,726	$17,176	$13,507	$7,341
Portfolio turnover rateG	71%	171%	146%	217%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.00	$20.72	$17.04	$16.72	$13.27
Income from Investment Operations
Net investment income (loss)A	.12	.02	.04	.07	.03
Net realized and unrealized gain (loss)	4.26	1.85	5.32	1.13	3.42
Total from investment operations	4.38	1.87	5.36	1.20	3.45
Distributions from net investment income	–	–	–	(.05)	–
Distributions from net realized gain	(2.32)	(1.59)	(1.68)	(.83)	–
Total distributions	(2.32)	(1.59)	(1.68)	(.88)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$23.06	$21.00	$20.72	$17.04	$16.72
Total ReturnC	22.60%	9.61%	34.06%	8.33%	26.00%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.91%	.97%	1.00%	1.03%
Expenses net of fee waivers, if any	.87%	.91%	.97%	1.00%	1.03%
Expenses net of all reductions	.87%	.91%	.96%	.99%	1.01%
Net investment income (loss)	.55%	.08%	.24%	.41%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$48,329	$21,708	$13,044	$9,984	$9,406
Portfolio turnover rateF	71%	171%	146%	217%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$38,409,116
Gross unrealized depreciation	(7,131,368)
Net unrealized appreciation (depreciation) on securities	$31,277,748
Tax Cost	$208,297,215

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 175,135
Undistributed long-term capital gain	$5,485,288
Net unrealized appreciation (depreciation) on securities and other investments	$31,277,227

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$1,683,775	$ 3,587,518
Long-term Capital Gains	12,239,681	4,854,558
Total	$13,923,456	$ 8,442,076

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $191,450,583 and $109,983,718, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	–%	.25%	$183,150	$4,690
Class T	.25%	.25%	108,166	–
Class B	.75%	.25%	15,129	11,351
Class C	.75%	.25%	275,369	85,212
			$581,814	$101,253

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$81,079
Class T	8,899
Class B*	1,127
Class C*	5,191
$96,296

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$153,861.21
Class T	56,296.26
Class B	4,018.27
Class C	61,326.22
Class I	56,911.18
	$332,412

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,428 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $209 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,197.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,604 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $814 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,304
Class T	365
Class B	17
Class C	487
Class I	472
$2,645

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net realized gain
Class A	$6,488,273	$4,039,405
Class T	2,268,637	1,360,265
Class B	224,707	196,098
Class C	2,737,034	1,615,723
Class I	2,204,805	1,230,585
Total	$13,923,456	$8,442,076

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	3,721,895	1,790,947	$75,431,970	$35,353,582
Reinvestment of distributions	314,662	185,416	5,921,151	3,485,073
Shares redeemed	(1,680,428)	(1,296,503)	(32,834,119)	(25,801,801)
Net increase (decrease)	2,356,129	679,860	$48,519,002	$13,036,854
Class T
Shares sold	338,629	282,329	$6,435,082	$5,295,701
Reinvestment of distributions	122,984	73,668	2,187,662	1,316,540
Shares redeemed	(182,245)	(190,454)	(3,405,237)	(3,590,224)
Net increase (decrease)	279,368	165,543	$5,217,507	$3,022,017
Class B
Shares sold	8,479	14,978	$145,589	$248,602
Reinvestment of distributions	10,956	9,369	172,497	150,012
Shares redeemed	(47,549)	(57,312)	(771,428)	(968,609)
Net increase (decrease)	(28,114)	(32,965)	$(453,342)	$(569,995)
Class C
Shares sold	1,409,357	472,482	$23,864,510	$7,968,901
Reinvestment of distributions	157,518	89,038	2,481,906	1,432,315
Shares redeemed	(334,437)	(343,513)	(5,460,293)	(5,820,370)
Net increase (decrease)	1,232,438	218,007	$20,886,123	$3,580,846
Class I
Shares sold	2,162,351	777,526	$46,666,847	$16,341,397
Reinvestment of distributions	93,807	51,438	1,886,667	1,028,758
Shares redeemed	(1,194,006)	(424,690)	(25,608,119)	(8,855,224)
Net increase (decrease)	1,062,152	404,274	$22,945,395	$8,514,931

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Electronics Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.48%	15.19%	6.10%
Class T (incl. 3.50% sales charge)	6.68%	15.44%	6.08%
Class B (incl. contingent deferred sales charge)	4.95%	15.43%	6.17%
Class C (incl. contingent deferred sales charge)	9.03%	15.69%	5.94%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Electronics Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,077	Fidelity Advisor® Electronics Fund - Class A
$21,043	S&P 500® Index

Fidelity Advisor® Electronics Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Stephen Barwikowski:  For the year, the fund's share classes handily bested the 4.81% return of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index but lagged the broadly based S&P 500®. (For specific class-level results, please see the Performance section of this report.) Versus the MSCI index, stock selection in the fund's primary category of semiconductors was the primary driver of our outperformance. Computer chipmaker Intel, in which we had a large underweighting, was the fund's biggest relative contributor as well as its largest holding. I questioned the firm's ability to sustain content-per-PC of roughly $115 in the face of alternatives in the mobile ecosystem that cost considerably less. A sizable overweighting in Freescale Semiconductor also was a significant contributor. In March, Netherlands-based rival NXP Semiconductors – another contributor – announced an agreement to acquire Freescale for a mix of cash and stock. Conversely, a large period-average underweighting in strong-performing Avago Technologies hurt our relative results. I built Avago into the fund's third-largest position by period end, which was roughly a market weighting. Like Avago, Skyworks Solutions is a provider of radio-frequency semiconductors and detracted from relative performance because I largely avoided its strong-performing shares.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Electronics Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	15.3	7.6
Broadcom Corp. Class A	11.2	8.1
Avago Technologies Ltd.	6.1	0.2
Micron Technology, Inc.	5.8	3.8
Maxim Integrated Products, Inc.	5.0	4.1
QUALCOMM, Inc.	4.6	5.5
Analog Devices, Inc.	4.6	2.1
Marvell Technology Group Ltd.	4.5	4.2
Semtech Corp.	4.5	2.0
Intersil Corp. Class A	2.8	2.8
	64.4

Top Industries (% of fund's net assets)

As of July 31, 2015
Semiconductors & Semiconductor Equipment	84.1%
Technology Hardware, Storage & Peripherals	5.8%
Communications Equipment	4.6%
Electronic Equipment & Components	3.4%
Internet Software & Services	0.6%
All Others*	1.5%

As of January 31, 2015
Semiconductors & Semiconductor Equipment	75.9%
Communications Equipment	6.5%
Electronic Equipment & Components	6.2%
Technology Hardware, Storage & Peripherals	4.8%
Internet Software & Services	3.5%
All Others*	3.1%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Electronics Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Biotechnology - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	$1
Communications Equipment - 4.6%
Communications Equipment - 4.6%
QUALCOMM, Inc.	76,726	4,940,387
Diversified Telecommunication Services - 0.3%
Alternative Carriers - 0.3%
Intelsat SA (a)	37,000	351,870
Electronic Equipment & Components - 3.1%
Electronic Manufacturing Services - 2.8%
Jabil Circuit, Inc.	59,576	1,206,414
KEMET Corp. (a)	53,500	124,655
TTM Technologies, Inc. (a)	176,655	1,612,860
		2,943,929
Technology Distributors - 0.3%
Avnet, Inc.	8,400	350,532

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		3,294,461

Internet Software & Services - 0.6%
Internet Software & Services - 0.6%
Google, Inc.:
Class A (a)	940	618,050
Class C	5	3,128
		621,178
Semiconductors & Semiconductor Equipment - 83.9%
Semiconductor Equipment - 3.6%
Amkor Technology, Inc. (a)	167,500	738,675
KLA-Tencor Corp.	8,200	435,010
Lam Research Corp.	31,481	2,419,944
Xcerra Corp. (a)	31,300	196,721
		3,790,350
Semiconductors - 80.3%
Advanced Micro Devices, Inc. (a)(b)	404,400	780,492
Altera Corp.	16,800	834,288
Analog Devices, Inc.	84,528	4,930,518
Applied Micro Circuits Corp. (a)	40,437	251,114
Atmel Corp.	348,979	2,889,546
Avago Technologies Ltd.	52,100	6,519,794
Broadcom Corp. Class A	235,601	11,923,767
Cavium, Inc. (a)	7,300	494,940
Cirrus Logic, Inc. (a)	24,200	798,842
Cree, Inc. (a)(b)	55,980	1,379,907
Cypress Semiconductor Corp.	39,300	451,164
Diodes, Inc. (a)	6,400	142,016
Exar Corp. (a)	59,100	465,117
EZchip Semiconductor Ltd. (a)	17,300	285,450
Freescale Semiconductor, Inc. (a)	44,214	1,762,812
Hua Hong Semiconductor Ltd. (a)	122,000	119,761
Intel Corp.	560,078	16,214,256
Intersil Corp. Class A	270,637	3,012,190
MagnaChip Semiconductor Corp. (a)	31,236	267,380
Marvell Technology Group Ltd.	381,800	4,749,592
Maxim Integrated Products, Inc.	156,022	5,310,989
MediaTek, Inc.	49,000	513,834
Microchip Technology, Inc. (b)	61,500	2,634,660
Micron Technology, Inc. (a)	331,512	6,136,287
Motech Industries, Inc.	1	1
NVIDIA Corp.	37,223	742,599
NXP Semiconductors NV (a)	4,779	463,515
O2Micro International Ltd. sponsored ADR (a)	11,012	27,200
Omnivision Technologies, Inc. (a)	17,200	420,024
PMC-Sierra, Inc. (a)	251,347	1,711,673
Qorvo, Inc. (a)	6,000	347,700
Sanken Electric Co. Ltd.	34,000	189,293
Semiconductor Manufacturing International Corp. (a)	1,753,000	157,519
Semtech Corp. (a)	269,722	4,744,410
Silicon Laboratories, Inc. (a)	6,100	274,439
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,100	333,861
Texas Instruments, Inc.	48,818	2,439,924
Trident Microsystems, Inc. (a)	19	0
Xilinx, Inc.	13,236	552,603
		85,273,477

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		89,063,827

Software - 0.0%
Systems Software - 0.0%
Infoblox, Inc. (a)	1	24
Technology Hardware, Storage & Peripherals - 5.8%
Technology Hardware, Storage & Peripherals - 5.8%
BlackBerry Ltd. (a)	100	774
Hewlett-Packard Co.	88,700	2,707,124
QLogic Corp. (a)	14,400	127,728
Samsung Electronics Co. Ltd.	1,444	1,467,480
Seagate Technology LLC	20,400	1,032,240
Western Digital Corp.	9,200	791,752
		6,127,098
TOTAL COMMON STOCKS
(Cost $110,378,320)		104,398,846
	Principal Amount	Value

Corporate Bonds - 0.5%
Convertible Bonds - 0.3%
Electronic Equipment & Components - 0.3%
Electronic Components - 0.3%
InvenSense, Inc. 1.75% 11/1/18	250,000	243,125
Nonconvertible Bonds - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Semiconductors - 0.2%
Advanced Micro Devices, Inc.:
7% 7/1/24	215,000	142,975
7.75% 8/1/20	130,000	87,506
		230,481
TOTAL CORPORATE BONDS
(Cost $522,218)		473,606
	Shares	Value

Money Market Funds - 5.9%
Fidelity Cash Central Fund, 0.17% (c)	2,343,741	2,343,741
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)	3,918,800	3,918,800
TOTAL MONEY MARKET FUNDS
(Cost $6,262,541)		6,262,541
TOTAL INVESTMENT PORTFOLIO - 104.7%
(Cost $117,163,079)		111,134,993
NET OTHER ASSETS (LIABILITIES) - (4.7)%		(4,945,101)
NET ASSETS - 100%		$106,189,892

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,094
Fidelity Securities Lending Cash Central Fund	23,684
Total	$29,778

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$104,398,846	$104,241,326	$157,520	$--
Corporate Bonds	473,606	--	473,606	--
Money Market Funds	6,262,541	6,262,541	--	--
Total Investments in Securities:	$111,134,993	$110,503,867	$631,126	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$2,307,249

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.0%
Bermuda	6.2%
Singapore	6.1%
Korea (South)	1.4%
Ireland	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Electronics Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $3,779,760) — See accompanying schedule: Unaffiliated issuers (cost $110,900,538)	$104,872,452
Fidelity Central Funds (cost $6,262,541)	6,262,541
Total Investments (cost $117,163,079)		$111,134,993
Cash		529,870
Receivable for investments sold		2,409,776
Receivable for fund shares sold		145,275
Dividends receivable		36,960
Interest receivable		7,385
Distributions receivable from Fidelity Central Funds		3,277
Other receivables		6,633
Total assets		114,274,169
Liabilities
Payable for investments purchased	$2,240,546
Payable for fund shares redeemed	1,761,054
Accrued management fee	52,821
Distribution and service plan fees payable	31,010
Other affiliated payables	27,033
Other payables and accrued expenses	53,013
Collateral on securities loaned, at value	3,918,800
Total liabilities		8,084,277
Net Assets		$106,189,892
Net Assets consist of:
Paid in capital		$104,471,675
Undistributed net investment income		39,890
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,706,702
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,028,375)
Net Assets		$106,189,892
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($38,237,241 ÷ 2,500,722 shares)		$15.29
Maximum offering price per share (100/94.25 of $15.29)		$16.22
Class T:
Net Asset Value and redemption price per share ($10,825,615 ÷ 731,177 shares)		$14.81
Maximum offering price per share (100/96.50 of $14.81)		$15.35
Class B:
Net Asset Value and offering price per share ($320,051 ÷ 23,157 shares)(a)		$13.82
Class C:
Net Asset Value and offering price per share ($20,864,356 ÷ 1,512,366 shares)(a)		$13.80
Class I:
Net Asset Value, offering price and redemption price per share ($35,942,629 ÷ 2,261,606 shares)		$15.89

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$1,419,885
Interest		23,410
Income from Fidelity Central Funds		29,778
Total income		1,473,073
Expenses
Management fee	$550,469
Transfer agent fees	228,664
Distribution and service plan fees	294,631
Accounting and security lending fees	39,792
Custodian fees and expenses	84,723
Independent trustees' compensation	1,620
Registration fees	73,083
Audit	46,785
Legal	1,045
Miscellaneous	735
Total expenses before reductions	1,321,547
Expense reductions	(17,056)	1,304,491
Net investment income (loss)		168,582
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,895,803
Foreign currency transactions	(2,328)
Total net realized gain (loss)		10,893,475
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,872,898)
Assets and liabilities in foreign currencies	(289)
Total change in net unrealized appreciation (depreciation)		(5,873,187)
Net gain (loss)		5,020,288
Net increase (decrease) in net assets resulting from operations		$5,188,870

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$168,582	$(66,312)
Net realized gain (loss)	10,893,475	5,071,173
Change in net unrealized appreciation (depreciation)	(5,873,187)	1,173,624
Net increase (decrease) in net assets resulting from operations	5,188,870	6,178,485
Distributions to shareholders from net investment income	(57,407)	–
Distributions to shareholders from net realized gain	(377,502)	–
Total distributions	(434,909)	–
Share transactions - net increase (decrease)	44,912,905	34,400,043
Redemption fees	13,381	4,495
Total increase (decrease) in net assets	49,680,247	40,583,023
Net Assets
Beginning of period	56,509,645	15,926,622
End of period (including undistributed net investment income of $39,890 and accumulated net investment loss of $62,995, respectively)	$106,189,892	$56,509,645

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.86	$10.33	$8.45	$8.93	$7.14
Income from Investment Operations
Net investment income (loss)A	.03	(.02)	(.01)	(.05)	(.04)
Net realized and unrealized gain (loss)	1.48	3.55	1.89	(.43)	1.83
Total from investment operations	1.51	3.53	1.88	(.48)	1.79
Distributions from net investment income	(.01)	–	–	–	–
Distributions from net realized gain	(.07)	–	–	–	–
Total distributions	(.08)	–	–	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$15.29	$13.86	$10.33	$8.45	$8.93
Total ReturnC,D	10.85%	34.17%	22.25%	(5.38)%	25.07%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.28%	1.84%	2.18%	1.88%	1.89%
Expenses net of fee waivers, if any	1.28%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.27%	1.39%	1.37%	1.39%	1.39%
Net investment income (loss)	.20%	(.16)%	(.07)%	(.53)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$38,237	$16,542	$5,833	$6,000	$7,537
Portfolio turnover rateG	156%	156%	179%	140%	166%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.45	$10.05	$8.24	$8.73	$7.00
Income from Investment Operations
Net investment income (loss)A	(.02)	(.05)	(.03)	(.07)	(.06)
Net realized and unrealized gain (loss)	1.44	3.45	1.84	(.42)	1.79
Total from investment operations	1.42	3.40	1.81	(.49)	1.73
Distributions from net realized gain	(.06)	–	–	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.81	$13.45	$10.05	$8.24	$8.73
Total ReturnC,D	10.55%	33.83%	21.97%	(5.61)%	24.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.62%	2.19%	2.48%	2.23%	2.25%
Expenses net of fee waivers, if any	1.62%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.61%	1.64%	1.62%	1.64%	1.64%
Net investment income (loss)	(.14)%	(.42)%	(.32)%	(.78)%	(.65)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,826	$7,144	$3,756	$3,909	$4,476
Portfolio turnover rateG	156%	156%	179%	140%	166%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.59	$9.46	$7.79	$8.29	$6.69
Income from Investment Operations
Net investment income (loss)A	(.09)	(.10)	(.07)	(.10)	(.09)
Net realized and unrealized gain (loss)	1.34	3.23	1.74	(.40)	1.69
Total from investment operations	1.25	3.13	1.67	(.50)	1.60
Distributions from net realized gain	(.02)	–	–	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$13.82	$12.59	$9.46	$7.79	$8.29
Total ReturnC,D	9.95%	33.09%	21.44%	(6.03)%	23.92%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.11%	2.68%	2.95%	2.70%	2.76%
Expenses net of fee waivers, if any	2.10%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.14%	2.12%	2.15%	2.14%
Net investment income (loss)	(.62)%	(.92)%	(.82)%	(1.29)%	(1.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$320	$392	$306	$459	$691
Portfolio turnover rateG	156%	156%	179%	140%	166%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.58	$9.44	$7.78	$8.29	$6.68
Income from Investment Operations
Net investment income (loss)A	(.08)	(.10)	(.07)	(.10)	(.09)
Net realized and unrealized gain (loss)	1.34	3.24	1.73	(.41)	1.70
Total from investment operations	1.26	3.14	1.66	(.51)	1.61
Distributions from net realized gain	(.04)	–	–	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$13.80	$12.58	$9.44	$7.78	$8.29
Total ReturnC,D	10.03%	33.26%	21.34%	(6.15)%	24.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.06%	2.60%	2.93%	2.65%	2.70%
Expenses net of fee waivers, if any	2.06%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.05%	2.14%	2.12%	2.14%	2.14%
Net investment income (loss)	(.58)%	(.91)%	(.82)%	(1.28)%	(1.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$20,864	$7,381	$3,157	$3,721	$3,836
Portfolio turnover rateG	156%	156%	179%	140%	166%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.37	$10.68	$8.72	$9.19	$7.33
Income from Investment Operations
Net investment income (loss)A	.08	.01	.02	(.02)	(.01)
Net realized and unrealized gain (loss)	1.53	3.68	1.94	(.45)	1.87
Total from investment operations	1.61	3.69	1.96	(.47)	1.86
Distributions from net investment income	(.02)	–	–	–	–
Distributions from net realized gain	(.07)	–	–	–	–
Total distributions	(.09)	–	–	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$15.89	$14.37	$10.68	$8.72	$9.19
Total ReturnC	11.17%	34.55%	22.48%	(5.11)%	25.38%
Ratios to Average Net AssetsD,E
Expenses before reductions	.98%	1.34%	1.86%	1.55%	1.42%
Expenses net of fee waivers, if any	.98%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	.96%	1.14%	1.12%	1.14%	1.14%
Net investment income (loss)	.51%	.08%	.18%	(.28)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$35,943	$25,050	$2,874	$3,271	$1,765
Portfolio turnover rateF	156%	156%	179%	140%	166%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, market discount and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,303,241
Gross unrealized depreciation	(12,543,375)
Net unrealized appreciation (depreciation) on securities	$(7,240,134)
Tax Cost	$118,375,127

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,990,531
Undistributed long-term capital gain	$968,110
Net unrealized appreciation (depreciation) on securities and other investments	$(7,240,423)

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$423,024	$ -
Long-term Capital Gains	11,885	–
Total	$434,909	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $193,985,323 and $147,870,706, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$80,004	$5,337
Class T	.25%	.25%	48,418	88
Class B	.75%	.25%	3,841	2,887
Class C	.75%	.25%	162,368	79,672
			$294,631	$87,984

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$70,773
Class T	5,693
Class B*	189
Class C*	4,722
$81,377

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$75,949.24
Class T	31,708.33
Class B	1,176.31
Class C	43,241.27
Class I	76,590.18
	$ 228,664

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,918 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,754.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $136 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23,684.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15,676 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $517 and a portion of class-level operating expenses as follows:

Amount
Class A	$285
Class T	22
Class B	1
Class C	141
Class I	414
$863

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$13,078	$–
Class I	44,329	–
Total	$57,407	$–
From net realized gain
Class A	$128,913	$–
Class T	34,794	–
Class B	598	–
Class C	43,270	–
Class I	169,927	–
Total	$377,502	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	2,442,737	772,579	$38,016,336	$10,230,441
Reinvestment of distributions	7,644	–	119,544	–
Shares redeemed	(1,143,527)	(143,457)	(17,859,819)	(1,810,191)
Net increase (decrease)	1,306,854	629,122	$20,276,061	$8,420,250
Class T
Shares sold	393,756	230,216	$5,963,896	$2,844,843
Reinvestment of distributions	2,215	–	33,619	–
Shares redeemed	(195,977)	(72,780)	(2,908,278)	(817,318)
Net increase (decrease)	199,994	157,436	$3,089,237	$2,027,525
Class B
Shares sold	8,518	7,793	$118,987	$94,749
Reinvestment of distributions	39	–	551	–
Shares redeemed	(16,542)	(9,002)	(232,148)	(95,467)
Net increase (decrease)	(7,985)	(1,209)	$(112,610)	$(718)
Class C
Shares sold	1,188,406	357,228	$16,685,789	$4,283,093
Reinvestment of distributions	2,732	–	38,744	–
Shares redeemed	(265,701)	(104,588)	(3,757,943)	(1,156,253)
Net increase (decrease)	925,437	252,640	$12,966,590	$3,126,840
Class I
Shares sold	3,205,885	1,892,867	$51,968,937	$26,288,223
Reinvestment of distributions	10,497	–	170,367	–
Shares redeemed	(2,698,476)	(418,217)	(43,445,677)	(5,462,077)
Net increase (decrease)	517,906	1,474,650	$8,693,627	$20,826,146

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Energy Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(33.01)%	3.34%	3.41%
Class T (incl. 3.50% sales charge)	(31.57)%	3.60%	3.43%
Class B (incl. contingent deferred sales charge)	(32.85)%	3.42%	3.47%
Class C (incl. contingent deferred sales charge)	(30.11)%	3.80%	3.27%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Natural Resources Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Energy Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$13,987	Fidelity Advisor® Energy Fund - Class A
$21,043	S&P 500® Index

Fidelity Advisor® Energy Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager John Dowd:  For the year, the fund's share classes lagged the -27.92% return of the sector benchmark, the MSCI U.S. IMI Energy 25/50 Index, and fell well short of the broad-based S&P 500®. (For specific class-level results, please see the Performance section of this report.) Energy stocks suffered a huge sell-off the past year, as oil prices collapsed to six-year lows, challenging profits across the sector. Versus the MSCI benchmark, the fund's positioning in the oil & gas equipment & services group detracted. Here, we were stung by an early overweighting in services giant Halliburton, whose stock price fell after it launched a bid to acquire rival Baker Hughes. I eliminated Halliburton from the fund in March, having shifted my focus to Baker Hughes on the belief the latter would be acquired at a premium. A sizable underweighting in Exxon Mobil and the large integrated oil & gas firms curbed results, as this group is often seen as a safe haven in a turbulent market. Untimely ownership of refiner Marathon Petroleum was the biggest relative detractor for the period. I sold out of the position in April, and Marathon gained ground through period end. Conversely, returns were helped by investments in pipelines, also known as the oil & gas storage & transportation segment. Contributors here included an out-of-index stake in Valero Energy Partners and an overweighting in Tesoro. Largely avoiding E&P Apache was the fund's top contributor, as it struggled with a production miss and analyst downgrade. I eliminated the position by period end. Lastly, the relative strength of the U.S. dollar hurt the performance of our non-U.S. investments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Energy Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	14.6	14.1
Schlumberger Ltd.	9.5	8.8
EOG Resources, Inc.	6.1	6.6
Valero Energy Corp.	5.2	1.3
Anadarko Petroleum Corp.	4.5	5.1
Chevron Corp.	4.3	6.9
Cimarex Energy Co.	3.9	4.0
Newfield Exploration Co.	3.9	0.3
Noble Energy, Inc.	3.0	3.2
Pioneer Natural Resources Co.	2.9	1.0
	57.9

Top Industries (% of fund's net assets)

As of July 31, 2015
Oil, Gas & Consumable Fuels	82.1%
Energy Equipment & Services	15.6%
Independent Power and Renewable Electricity Producers	1.1%
Chemicals	0.6%
All Others*	0.6%

As of January 31, 2015
Oil, Gas & Consumable Fuels	76.3%
Energy Equipment & Services	18.4%
Independent Power and Renewable Electricity Producers	1.2%
Multi-Utilities	0.1%
All Others*	4.0%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Energy Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Chemicals - 0.6%
Commodity Chemicals - 0.6%
LyondellBasell Industries NV Class A	49,400	$4,635,202
Energy Equipment & Services - 15.6%
Oil & Gas Drilling - 0.5%
Helmerich & Payne, Inc. (a)	30,000	1,732,200
Ocean Rig UDW, Inc. (United States)	108,900	418,176
Odfjell Drilling A/S (b)	567,856	417,109
Xtreme Drilling & Coil Services Corp. (b)	813,202	1,610,424
		4,177,909
Oil & Gas Equipment & Services - 15.1%
Baker Hughes, Inc.	348,600	20,271,090
C&J Energy Services Ltd. (b)	37,300	359,945
Dril-Quip, Inc. (b)	87,191	5,092,826
FMC Technologies, Inc. (b)	63,406	2,077,181
Frank's International NV	299,200	4,844,048
Oceaneering International, Inc.	216,273	8,655,245
Schlumberger Ltd.	871,909	72,211,503
Total Energy Services, Inc.	52,700	595,965
		114,107,803

TOTAL ENERGY EQUIPMENT & SERVICES		118,285,712

Independent Power and Renewable Electricity Producers - 1.1%
Independent Power Producers & Energy Traders - 0.7%
Dynegy, Inc. (b)	120,922	3,150,018
NRG Yield, Inc. Class C	92,700	1,788,183
		4,938,201
Renewable Electricity - 0.4%
NextEra Energy Partners LP	95,000	3,389,600

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		8,327,801

Oil, Gas & Consumable Fuels - 82.1%
Integrated Oil & Gas - 19.5%
Chevron Corp.	372,709	32,977,292
Exxon Mobil Corp.	1,400,061	110,898,834
Occidental Petroleum Corp.	53,200	3,734,640
Suncor Energy, Inc.	26,900	757,729
		148,368,495
Oil & Gas Exploration & Production - 43.1%
Anadarko Petroleum Corp.	453,483	33,716,461
Antero Resources Corp. (b)	62,000	1,705,620
Bankers Petroleum Ltd. (b)	624,600	1,217,823
Bonanza Creek Energy, Inc. (b)	101,625	793,691
Cabot Oil & Gas Corp.	53,000	1,386,480
Canadian Natural Resources Ltd.	115,300	2,814,066
Carrizo Oil & Gas, Inc. (b)	49,800	1,898,874
Cimarex Energy Co.	284,547	29,627,034
Concho Resources, Inc. (b)	159,500	16,996,320
ConocoPhillips Co.	50,636	2,549,016
Continental Resources, Inc. (b)	161,330	5,390,035
Diamondback Energy, Inc.	179,500	12,080,350
Encana Corp.	1,760,300	13,378,738
Energen Corp.	172,013	9,495,118
EOG Resources, Inc.	599,086	46,243,448
EQT Corp.	100,500	7,723,425
Evolution Petroleum Corp.	60,495	315,784
Gulfport Energy Corp. (b)	224,400	7,351,344
Hess Corp.	68,700	4,053,987
Memorial Resource Development Corp. (b)	622,800	9,528,840
Newfield Exploration Co. (b)	901,300	29,553,627
Noble Energy, Inc.	654,608	23,061,840
Northern Oil & Gas, Inc. (b)	234,293	1,115,235
Parsley Energy, Inc. Class A (b)	249,100	3,601,986
PDC Energy, Inc. (b)	262,688	12,333,202
Peyto Exploration & Development Corp. (a)	45,800	991,046
Pioneer Natural Resources Co.	174,216	22,085,362
QEP Resources, Inc.	92,200	1,279,736
Rice Energy, Inc. (b)	230,000	4,151,500
RSP Permian, Inc. (b)	98,800	2,450,240
SM Energy Co.	261,700	9,701,219
Synergy Resources Corp. (b)	772,615	7,517,544
TAG Oil Ltd. (b)	446,700	413,279
		326,522,270
Oil & Gas Refining & Marketing - 7.6%
Alon U.S.A. Energy, Inc.	50,100	932,361
CVR Refining, LP	33,873	700,832
Delek U.S. Holdings, Inc.	7,700	274,659
Tesoro Corp.	149,600	14,562,064
Valero Energy Corp.	594,526	39,000,906
World Fuel Services Corp.	48,533	1,972,866
		57,443,688
Oil & Gas Storage & Transport - 11.9%
Cheniere Energy Partners LP Holdings LLC	89,900	1,965,214
Cheniere Energy, Inc. (b)	165,600	11,421,432
Columbia Pipeline Group, Inc.	26,800	782,024
Columbia Pipeline Partners LP	27,300	639,912
Dominion Midstream Partners LP	30,664	1,076,920
Enable Midstream Partners LP	42,900	701,844
Energy Transfer Equity LP	193,700	5,826,496
EQT Midstream Partners LP	33,700	2,654,886
Golar LNG Ltd.	187,000	8,054,090
Kinder Morgan, Inc.	466,500	16,159,560
Magellan Midstream Partners LP	37,034	2,607,194
MPLX LP	52,494	2,923,391
ONEOK, Inc.	38,100	1,439,799
Phillips 66 Partners LP	56,069	3,493,659
Plains GP Holdings LP Class A	358,000	9,179,120
Rice Midstream Partners LP	25,000	416,750
SemGroup Corp. Class A	29,000	2,061,610
Tallgrass Energy Partners LP	18,500	855,625
Targa Resources Corp.	73,832	6,530,440
The Williams Companies, Inc.	132,400	6,948,352
Valero Energy Partners LP	92,143	4,327,957
		90,066,275

TOTAL OIL, GAS & CONSUMABLE FUELS		622,400,728

TOTAL COMMON STOCKS
(Cost $820,684,262)		753,649,443

Money Market Funds - 0.9%
Fidelity Cash Central Fund, 0.17% (c)	4,073,855	4,073,855
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)	2,844,637	2,844,637
TOTAL MONEY MARKET FUNDS
(Cost $6,918,492)		6,918,492
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $827,602,754)		760,567,935
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(2,639,118)
NET ASSETS - 100%		$757,928,817

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,953
Fidelity Securities Lending Cash Central Fund	70,308
Total	$95,261

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.0%
Curacao	9.5%
Canada	3.0%
Netherlands	1.2%
Bermuda	1.2%
Others (Individually Less Than 1%)	0.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $2,703,129) — See accompanying schedule: Unaffiliated issuers (cost $820,684,262)	$753,649,443
Fidelity Central Funds (cost $6,918,492)	6,918,492
Total Investments (cost $827,602,754)		$760,567,935
Receivable for investments sold		7,473,619
Receivable for fund shares sold		973,893
Dividends receivable		1,060,467
Distributions receivable from Fidelity Central Funds		1,168
Other receivables		33,771
Total assets		770,110,853
Liabilities
Payable for investments purchased	$6,631,413
Payable for fund shares redeemed	1,781,434
Accrued management fee	363,633
Distribution and service plan fees payable	284,636
Other affiliated payables	195,453
Other payables and accrued expenses	80,830
Collateral on securities loaned, at value	2,844,637
Total liabilities		12,182,036
Net Assets		$757,928,817
Net Assets consist of:
Paid in capital		$884,050,332
Undistributed net investment income		1,038,469
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,121,990)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(67,037,994)
Net Assets		$757,928,817
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($292,287,922 ÷ 9,441,249 shares)		$30.96
Maximum offering price per share (100/94.25 of $30.96)		$32.85
Class T:
Net Asset Value and redemption price per share ($164,848,206 ÷ 5,211,849 shares)		$31.63
Maximum offering price per share (100/96.50 of $31.63)		$32.78
Class B:
Net Asset Value and offering price per share ($8,162,640 ÷ 287,345 shares)(a)		$28.41
Class C:
Net Asset Value and offering price per share ($162,321,601 ÷ 5,679,349 shares)(a)		$28.58
Class I:
Net Asset Value, offering price and redemption price per share ($130,308,448 ÷ 3,995,272 shares)		$32.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$14,727,885
Income from Fidelity Central Funds		95,261
Total income		14,823,146
Expenses
Management fee	$4,352,637
Transfer agent fees	1,950,324
Distribution and service plan fees	3,381,478
Accounting and security lending fees	278,435
Custodian fees and expenses	16,458
Independent trustees' compensation	13,957
Registration fees	146,120
Audit	50,334
Legal	9,505
Interest	408
Miscellaneous	10,448
Total expenses before reductions	10,210,104
Expense reductions	(53,097)	10,157,007
Net investment income (loss)		4,666,139
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(60,262,649)
Foreign currency transactions	53,077
Total net realized gain (loss)		(60,209,572)
Change in net unrealized appreciation (depreciation) on: Investment securities	(212,685,723)
Assets and liabilities in foreign currencies	(3,095)
Total change in net unrealized appreciation (depreciation)		(212,688,818)
Net gain (loss)		(272,898,390)
Net increase (decrease) in net assets resulting from operations		$(268,232,251)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,666,139	$1,451,099
Net realized gain (loss)	(60,209,572)	63,966,553
Change in net unrealized appreciation (depreciation)	(212,688,818)	60,343,712
Net increase (decrease) in net assets resulting from operations	(268,232,251)	125,761,364
Distributions to shareholders from net investment income	(2,612,091)	(2,028,433)
Distributions to shareholders from net realized gain	(36,171,815)	(32,993,983)
Total distributions	(38,783,906)	(35,022,416)
Share transactions - net increase (decrease)	190,554,548	95,115,595
Redemption fees	54,564	17,148
Total increase (decrease) in net assets	(116,407,045)	185,871,691
Net Assets
Beginning of period	874,335,862	688,464,171
End of period (including undistributed net investment income of $1,038,469 and undistributed net investment income of $44,776, respectively)	$757,928,817	$874,335,862

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$45.71	$40.59	$33.71	$40.17	$27.70
Income from Investment Operations
Net investment income (loss)A	.28	.15	.23	.25	.11
Net realized and unrealized gain (loss)	(12.89)	7.06	6.81	(6.50)	12.47
Total from investment operations	(12.61)	7.21	7.04	(6.25)	12.58
Distributions from net investment income	(.18)B	(.17)	(.16)	(.21)	(.11)
Distributions from net realized gain	(1.96)B	(1.93)	–	–	–
Total distributions	(2.14)	(2.09)C	(.16)	(.21)	(.11)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$30.96	$45.71	$40.59	$33.71	$40.17
Total ReturnE,F	(28.92)%	18.46%	20.94%	(15.58)%	45.46%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.12%	1.12%	1.16%	1.17%	1.16%
Expenses net of fee waivers, if any	1.12%	1.12%	1.16%	1.17%	1.16%
Expenses net of all reductions	1.11%	1.12%	1.15%	1.17%	1.16%
Net investment income (loss)	.76%	.36%	.61%	.72%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$292,288	$369,400	$279,798	$253,332	$331,120
Portfolio turnover rateI	61%	112%	68%	88%	91%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Total distributions of $2.09 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.929 per share.

 D Amount represents less than $.01 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$46.64	$41.38	$34.40	$41.04	$28.33
Income from Investment Operations
Net investment income (loss)A	.20	.06	.15	.18	.03
Net realized and unrealized gain (loss)	(13.18)	7.21	6.95	(6.65)	12.75
Total from investment operations	(12.98)	7.27	7.10	(6.47)	12.78
Distributions from net investment income	(.08)B	(.08)	(.12)	(.17)	(.07)
Distributions from net realized gain	(1.95)B	(1.93)	–	–	–
Total distributions	(2.03)	(2.01)	(.12)	(.17)	(.07)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$31.63	$46.64	$41.38	$34.40	$41.04
Total ReturnD,E	(29.09)%	18.19%	20.70%	(15.77)%	45.16%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.36%	1.34%	1.36%	1.38%	1.37%
Expenses net of fee waivers, if any	1.35%	1.34%	1.36%	1.38%	1.37%
Expenses net of all reductions	1.35%	1.34%	1.35%	1.38%	1.37%
Net investment income (loss)	.52%	.14%	.40%	.50%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$164,848	$245,828	$223,248	$215,488	$290,512
Portfolio turnover rateH	61%	112%	68%	88%	91%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$42.08	$37.65	$31.41	$37.61	$26.06
Income from Investment Operations
Net investment income (loss)A	(.02)	(.17)	(.05)	(.01)	(.15)
Net realized and unrealized gain (loss)	(11.84)	6.52	6.34	(6.09)	11.71
Total from investment operations	(11.86)	6.35	6.29	(6.10)	11.56
Distributions from net investment income	–	–	(.05)	(.10)	(.01)
Distributions from net realized gain	(1.81)	(1.92)	–	–	–
Total distributions	(1.81)	(1.92)	(.05)	(.10)	(.01)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$28.41	$42.08	$37.65	$31.41	$37.61
Total ReturnC,D	(29.47)%	17.50%	20.04%	(16.22)%	44.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.92%	1.91%	1.92%	1.92%	1.93%
Expenses net of fee waivers, if any	1.92%	1.91%	1.92%	1.92%	1.93%
Expenses net of all reductions	1.92%	1.91%	1.91%	1.92%	1.92%
Net investment income (loss)	(.05)%	(.44)%	(.15)%	(.03)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$8,163	$17,432	$20,551	$28,558	$49,793
Portfolio turnover rateG	61%	112%	68%	88%	91%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$42.40	$37.92	$31.63	$37.88	$26.25
Income from Investment Operations
Net investment income (loss)A	.01	(.15)	(.04)	(.01)	(.15)
Net realized and unrealized gain (loss)	(11.93)	6.57	6.38	(6.13)	11.80
Total from investment operations	(11.92)	6.42	6.34	(6.14)	11.65
Distributions from net investment income	(.03)B	(.01)	(.05)	(.11)	(.02)
Distributions from net realized gain	(1.88)B	(1.93)	–	–	–
Total distributions	(1.90)C	(1.94)	(.05)	(.11)	(.02)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$28.58	$42.40	$37.92	$31.63	$37.88
Total ReturnE,F	(29.44)%	17.57%	20.08%	(16.22)%	44.38%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.85%	1.86%	1.90%	1.92%	1.90%
Expenses net of fee waivers, if any	1.85%	1.86%	1.90%	1.92%	1.90%
Expenses net of all reductions	1.85%	1.86%	1.88%	1.91%	1.89%
Net investment income (loss)	.02%	(.38)%	(.13)%	(.03)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$162,322	$130,881	$99,833	$93,504	$133,476
Portfolio turnover rateI	61%	112%	68%	88%	91%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Total distributions of $1.90 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $1.877 per share.

 D Amount represents less than $.01 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$48.05	$42.55	$35.28	$41.95	$28.87
Income from Investment Operations
Net investment income (loss)A	.39	.28	.35	.37	.23
Net realized and unrealized gain (loss)	(13.56)	7.42	7.12	(6.79)	12.99
Total from investment operations	(13.17)	7.70	7.47	(6.42)	13.22
Distributions from net investment income	(.30)B	(.27)	(.20)	(.25)	(.14)
Distributions from net realized gain	(1.96)B	(1.93)	–	–	–
Total distributions	(2.26)	(2.20)	(.20)	(.25)	(.14)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$32.62	$48.05	$42.55	$35.28	$41.95
Total ReturnD	(28.73)%	18.80%	21.26%	(15.31)%	45.87%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.85%	.88%	.86%	.86%
Expenses net of fee waivers, if any	.85%	.85%	.88%	.86%	.86%
Expenses net of all reductions	.85%	.85%	.86%	.85%	.85%
Net investment income (loss)	1.02%	.63%	.89%	1.03%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$130,308	$110,795	$65,034	$56,692	$54,024
Portfolio turnover rateG	61%	112%	68%	88%	91%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$42,611,030
Gross unrealized depreciation	(116,347,407)
Net unrealized appreciation (depreciation) on securities	$(73,736,377)
Tax Cost	$834,304,312

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,658,244
Capital loss carryforward	$(2,928,505)
Net unrealized appreciation (depreciation) on securities and other investments	$(73,744,115)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,928,505)

The Fund intends to elect to defer to its next fiscal year $50,491,927 of capital losses recognized during the period November 1, 2014 to July 31, 2015.

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$13,961,242	$ 11,364,599
Long-term Capital Gains	24,822,664	23,657,817
Total	$38,783,906	$ 35,022,416

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $638,511,782 and $474,579,008, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	–%	.25%	$785,563	$16,767
Class T	.25%	.25%	998,959	2,512
Class B	.75%	.25%	123,955	92,966
Class C	.75%	.25%	1,473,001	549,547
			$3,381,478	$661,792

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$318,870
Class T	51,651
Class B*	9,609
Class C*	28,470
$408,600

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$799,684.25
Class T	481,218.24
Class B	37,559.30
Class C	349,645.24
Class I	282,218.24
	$1,950,324

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,275 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$15,226,000.32%		$408

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,149 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $70,308.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $32,715 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $48.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $3,473 and a portion of class-level operating expenses as follows:

Amount
Class A	$6,988
Class T	5,034
Class B	27
Class C	2,749
Class I	2,063
$16,861

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$1,364 ,001	$1,151,717
Class T	410,584	407,949
Class C	97,069	21,755
Class I	740,437	447,012
Total	$2,612,091	$2,028,433
From net realized gain
Class A	$14,838,103	$13,468,952
Class T	10,229,565	10,162,438
Class B	735,058	951,726
Class C	5,981,735	5,213,518
Class I	4,387,354	3,197,349
Total	$36,171,815	$32,993,983

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	4,817,511	2,566,576	$172,397,292	$110,639,298
Reinvestment of distributions	346,427	321,215	15,023,137	13,089,815
Shares redeemed	(3,804,502)	(1,699,770)	(141,434,625)	(72,383,987)
Net increase (decrease)	1,359,436	1,188,021	$45,985,804	$51,345,126
Class T
Shares sold	895,677	572,893	$32,882,150	$25,352,574
Reinvestment of distributions	229,140	243,465	10,214,195	10,134,909
Shares redeemed	(1,183,564)	(940,893)	(44,251,675)	(41,085,209)
Net increase (decrease)	(58,747)	(124,535)	$(1,155,330)	$(5,597,726)
Class B
Shares sold	43,535	26,300	$1,451,766	$1,074,846
Reinvestment of distributions	16,323	22,691	661,892	856,078
Shares redeemed	(186,733)	(180,679)	(6,263,061)	(7,111,293)
Net increase (decrease)	(126,875)	(131,688)	$(4,149,403)	$(5,180,369)
Class C
Shares sold	3,704,544	779,598	$122,458,966	$31,528,558
Reinvestment of distributions	130,140	118,310	5,288,652	4,495,184
Shares redeemed	(1,241,801)	(444,228)	(41,167,367)	(17,602,373)
Net increase (decrease)	2,592,883	453,680	$86,580,251	$18,421,369
Class I
Shares sold	3,563,036	1,344,490	$133,557,103	$61,641,683
Reinvestment of distributions	99,377	75,999	4,498,001	3,249,427
Shares redeemed	(1,973,125)	(642,747)	(74,761,878)	(28,763,915)
Net increase (decrease)	1,689,288	777,742	$63,293,226	$36,127,195

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Financial Services Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.89%	9.08%	(0.11)%
Class T (incl. 3.50% sales charge)	7.10%	9.31%	(0.13)%
Class B (incl. contingent deferred sales charge)	5.41%	9.25%	(0.04)%
Class C (incl. contingent deferred sales charge)	9.45%	9.56%	(0.25)%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Financial Services Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$9,889	Fidelity Advisor® Financial Services Fund - Class A
$21,043	S&P 500® Index

Fidelity Advisor® Financial Services Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Christopher Lee:  For the 12-month period, the fund’s share classes lagged the 14.34% return of the MSCI U.S. IMI Financials 25/50 Index, but more closely tracked the S&P 500®. (For specific class-level results, please see the Performance section of this report.) Expectations that the U.S. Federal Reserve would raise key short-term interest rate targets later this year, increased market volatility and reasonably good merger-and-acquisition activity helped fuel the MSCI sector benchmark’s gain. Versus the MSCI index, security selection in the thrifts & mortgage finance group hurt the most, followed by stock picks in mortgage real estate investment trusts (REITs). Individual detractors included subprime mortgage servicer Ocwen Financial. The stock plunged when federal regulators began investigating its fast growth and later reached a settlement that included years of oversight and the CEO/founder’s resignation. Shares of its sister company, mortgage REIT Altisource Residential, declined due to its association with Ocwen and the prospect of rising interest rates. Stock picks in the consumer finance segment were the biggest plus, thanks largely to an overweighting in subprime lender Springleaf Holdings. In March, the company announced plans to acquire its largest competitor. Its shares took off amid expectations that the deal would lead to cost savings and give a significant boost to earnings power.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Financial Services Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	5.0	4.8
Bank of America Corp.	5.0	4.9
JPMorgan Chase & Co.	5.0	4.9
Berkshire Hathaway, Inc. Class B	4.8	4.9
U.S. Bancorp	4.1	4.3
Wells Fargo & Co.	3.8	3.3
Capital One Financial Corp.	3.8	3.6
American Tower Corp.	3.3	3.8
ACE Ltd.	2.6	0.0
CBRE Group, Inc.	2.4	2.3
	39.8

Top Industries (% of fund's net assets)

As of July 31, 2015
Banks	30.5%
Real Estate Investment Trusts	13.4%
Insurance	12.8%
Capital Markets	10.9%
Diversified Financial Services	9.0%
All Others*	23.4%

As of January 31, 2015
Banks	27.9%
Real Estate Investment Trusts	13.5%
Capital Markets	12.2%
Insurance	12.0%
Diversified Financial Services	9.7%
All Others*	24.7%
* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Financial Services Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Banks - 30.5%
Diversified Banks - 23.7%
Bank of America Corp.	653,956	$11,692,733
Citigroup, Inc.	200,665	11,730,874
Comerica, Inc.	37,119	1,760,554
JPMorgan Chase & Co.	170,131	11,659,077
U.S. Bancorp	210,608	9,521,588
Wells Fargo & Co.	154,448	8,937,906
		55,302,732
Regional Banks - 6.8%
CIT Group, Inc.	41,700	1,961,568
CoBiz, Inc.	70,391	900,301
Fifth Third Bancorp	140,440	2,959,071
Huntington Bancshares, Inc.	122,600	1,430,742
Popular, Inc. (a)	52,200	1,598,364
Prosperity Bancshares, Inc.	28,100	1,533,979
Regions Financial Corp.	187,200	1,945,008
SunTrust Banks, Inc.	83,400	3,697,956
		16,026,989

TOTAL BANKS		71,329,721

Capital Markets - 10.9%
Asset Management & Custody Banks - 7.3%
Affiliated Managers Group, Inc. (a)	16,254	3,379,207
Artisan Partners Asset Management, Inc.	60,700	2,898,425
Invesco Ltd.	126,338	4,876,647
Oaktree Capital Group LLC Class A	36,300	2,003,397
The Blackstone Group LP	98,265	3,856,901
		17,014,577
Diversified Capital Markets - 0.0%
Close Brothers Group PLC	6,400	145,221
Investment Banking & Brokerage - 3.6%
E*TRADE Financial Corp. (a)	115,900	3,293,878
Goldman Sachs Group, Inc.	11,600	2,378,812
Raymond James Financial, Inc.	46,400	2,737,600
		8,410,290

TOTAL CAPITAL MARKETS		25,570,088

Consumer Finance - 6.0%
Consumer Finance - 6.0%
Capital One Financial Corp.	107,638	8,750,969
Navient Corp.	139,015	2,182,536
Springleaf Holdings, Inc. (a)	60,300	3,045,753
		13,979,258
Diversified Consumer Services - 1.4%
Specialized Consumer Services - 1.4%
H&R Block, Inc.	97,400	3,242,446
Diversified Financial Services - 9.0%
Multi-Sector Holdings - 4.8%
Berkshire Hathaway, Inc. Class B (a)	79,519	11,350,542
Specialized Finance - 4.2%
Element Financial Corp. (a)	84,200	1,276,021
Element Financial Corp. rights (a)	53,000	801,170
IntercontinentalExchange Group, Inc.	22,264	5,077,083
McGraw Hill Financial, Inc.	25,600	2,604,800
		9,759,074

TOTAL DIVERSIFIED FINANCIAL SERVICES		21,109,616

Health Care Providers & Services - 1.0%
Health Care Facilities - 1.0%
Brookdale Senior Living, Inc. (a)	70,200	2,325,726
Insurance - 12.8%
Insurance Brokers - 3.5%
Arthur J. Gallagher & Co.	46,800	2,219,724
Brown & Brown, Inc.	97,300	3,254,685
Marsh & McLennan Companies, Inc.	46,400	2,688,416
		8,162,825
Life & Health Insurance - 2.4%
Prudential PLC	55,625	1,308,602
Torchmark Corp.	69,580	4,286,824
		5,595,426
Property & Casualty Insurance - 6.9%
ACE Ltd.	56,200	6,112,874
Allstate Corp.	79,590	5,487,731
FNF Group	95,300	3,725,277
The Chubb Corp.	7,600	944,908
		16,270,790

TOTAL INSURANCE		30,029,041

Internet Software & Services - 0.6%
Internet Software & Services - 0.6%
eBay, Inc. (a)	46,800	1,316,016
IT Services - 4.7%
Data Processing & Outsourced Services - 4.7%
EVERTEC, Inc.	83,400	1,569,588
MasterCard, Inc. Class A	11,700	1,139,580
PayPal Holdings, Inc. (a)	46,400	1,795,680
The Western Union Co.	112,700	2,281,048
Visa, Inc. Class A	55,620	4,190,411
		10,976,307
Real Estate Investment Trusts - 13.4%
Diversified REITs - 1.3%
NorthStar Realty Finance Corp.	185,450	2,967,200
Health Care REIT's - 0.9%
Ventas, Inc.	32,400	2,173,716
Mortgage REITs - 2.8%
Altisource Residential Corp. Class B	114,150	1,878,909
Redwood Trust, Inc.	162,200	2,514,100
Two Harbors Investment Corp.	196,600	2,009,252
		6,402,261
Office REITs - 1.4%
Boston Properties, Inc.	26,700	3,291,576
Residential REITs - 1.1%
Essex Property Trust, Inc.	11,800	2,653,938
Specialized REITs - 5.9%
American Tower Corp.	80,250	7,632,578
Outfront Media, Inc.	115,930	2,913,321
Public Storage	16,180	3,319,812
		13,865,711

TOTAL REAL ESTATE INVESTMENT TRUSTS		31,354,402

Real Estate Management & Development - 4.2%
Real Estate Services - 4.2%
CBRE Group, Inc. (a)	145,087	5,508,953
Realogy Holdings Corp. (a)	92,700	4,219,704
		9,728,657
Thrifts & Mortgage Finance - 1.0%
Thrifts & Mortgage Finance - 1.0%
MGIC Investment Corp. (a)	75,000	830,250
Ocwen Financial Corp. (a)(b)	112,650	949,640
Radian Group, Inc.	26,000	479,960
		2,259,850
Trading Companies & Distributors - 1.3%
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)	64,900	3,039,916
TOTAL COMMON STOCKS
(Cost $202,521,643)		226,261,044

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 0.17% (c)	11,708,734	11,708,734
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)	838,200	838,200
TOTAL MONEY MARKET FUNDS
(Cost $12,546,934)		12,546,934
TOTAL INVESTMENT PORTFOLIO - 102.2%
(Cost $215,068,577)		238,807,978
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(5,030,867)
NET ASSETS - 100%		$233,777,111

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,323
Fidelity Securities Lending Cash Central Fund	9,415
Total	$19,738

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$226,261,044	$224,952,442	$1,308,602	$--
Money Market Funds	12,546,934	12,546,934	--	--
Total Investments in Securities:	$238,807,978	$237,499,376	$1,308,602	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $588,836) — See accompanying schedule: Unaffiliated issuers (cost $202,521,643)	$226,261,044
Fidelity Central Funds (cost $12,546,934)	12,546,934
Total Investments (cost $215,068,577)		$238,807,978
Receivable for investments sold		2,464,699
Receivable for fund shares sold		793,405
Dividends receivable		106,451
Distributions receivable from Fidelity Central Funds		2,070
Other receivables		2,853
Total assets		242,177,456
Liabilities
Payable for investments purchased	$7,142,839
Payable for fund shares redeemed	147,009
Accrued management fee	102,700
Distribution and service plan fees payable	78,358
Other affiliated payables	49,412
Other payables and accrued expenses	41,827
Collateral on securities loaned, at value	838,200
Total liabilities		8,400,345
Net Assets		$233,777,111
Net Assets consist of:
Paid in capital		$257,071,731
Distributions in excess of net investment income		(213,877)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,820,067)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,739,324
Net Assets		$233,777,111
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($102,983,339 ÷ 6,230,377 shares)		$16.53
Maximum offering price per share (100/94.25 of $16.53)		$17.54
Class T:
Net Asset Value and redemption price per share ($34,314,063 ÷ 2,091,293 shares)		$16.41
Maximum offering price per share (100/96.50 of $16.41)		$17.01
Class B:
Net Asset Value and offering price per share ($3,830,995 ÷ 242,193 shares)(a)		$15.82
Class C:
Net Asset Value and offering price per share ($50,205,586 ÷ 3,204,911 shares)(a)		$15.67
Class I:
Net Asset Value, offering price and redemption price per share ($42,443,128 ÷ 2,505,738 shares)		$16.94

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$3,415,880
Income from Fidelity Central Funds		19,738
Total income		3,435,618
Expenses
Management fee	$1,060,306
Transfer agent fees	479,341
Distribution and service plan fees	844,575
Accounting and security lending fees	75,786
Custodian fees and expenses	12,554
Independent trustees' compensation	3,342
Registration fees	73,949
Audit	54,050
Legal	3,194
Miscellaneous	1,988
Total expenses before reductions	2,609,085
Expense reductions	(10,168)	2,598,917
Net investment income (loss)		836,701
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,559,365
Foreign currency transactions	9,982
Total net realized gain (loss)		12,569,347
Change in net unrealized appreciation (depreciation) on: Investment securities	5,449,378
Assets and liabilities in foreign currencies	(379)
Total change in net unrealized appreciation (depreciation)		5,448,999
Net gain (loss)		18,018,346
Net increase (decrease) in net assets resulting from operations		$18,855,047

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$836,701	$764,187
Net realized gain (loss)	12,569,347	7,593,535
Change in net unrealized appreciation (depreciation)	5,448,999	9,238,319
Net increase (decrease) in net assets resulting from operations	18,855,047	17,596,041
Distributions to shareholders from net investment income	(1,174,436)	(647,193)
Distributions to shareholders from net realized gain	–	(72,538)
Total distributions	(1,174,436)	(719,731)
Share transactions - net increase (decrease)	48,366,952	10,142,137
Redemption fees	16,144	8,658
Total increase (decrease) in net assets	66,063,707	27,027,105
Net Assets
Beginning of period	167,713,404	140,686,299
End of period (including distributions in excess of net investment income of $213,877 and undistributed net investment income of $327,058, respectively)	$233,777,111	$167,713,404

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class A

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.97	$13.41	$10.18	$10.06	$10.35
Income from Investment Operations
Net investment income (loss)A	.10	.10	.15	.07	(.02)
Net realized and unrealized gain (loss)	1.59B	1.55	3.18	.06	(.27)
Total from investment operations	1.69	1.65	3.33	.13	(.29)
Distributions from net investment income	(.13)	(.08)	(.10)	(.01)	–
Distributions from net realized gain	–	(.01)	–	–	–
Total distributions	(.13)	(.09)	(.10)	(.01)	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$16.53	$14.97	$13.41	$10.18	$10.06
Total ReturnD,E	11.29%B	12.39%	32.99%	1.34%	(2.80)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.17%	1.22%	1.29%	1.28%	1.26%
Expenses net of fee waivers, if any	1.17%	1.22%	1.29%	1.28%	1.26%
Expenses net of all reductions	1.17%	1.22%	1.21%	1.20%	1.21%
Net investment income (loss)	.61%	.68%	1.31%	.72%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$102,983	$77,674	$64,428	$47,055	$63,937
Portfolio turnover rateH	44%	49%	288%	441%	260%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.97%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class T

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.86	$13.31	$10.11	$10.01	$10.32
Income from Investment Operations
Net investment income (loss)A	.05	.06	.12	.04	(.05)
Net realized and unrealized gain (loss)	1.58B	1.55	3.16	.06	(.26)
Total from investment operations	1.63	1.61	3.28	.10	(.31)
Distributions from net investment income	(.08)	(.05)	(.08)	–C	–
Distributions from net realized gain	–	(.01)	–	–	–
Total distributions	(.08)	(.06)	(.08)	–C	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$16.41	$14.86	$13.31	$10.11	$10.01
Total ReturnD,E	10.98%B	12.10%	32.66%	1.03%	(3.00)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.45%	1.48%	1.55%	1.54%	1.52%
Expenses net of fee waivers, if any	1.45%	1.48%	1.55%	1.54%	1.52%
Expenses net of all reductions	1.45%	1.48%	1.47%	1.45%	1.47%
Net investment income (loss)	.33%	.42%	1.06%	.46%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$34,314	$31,596	$30,576	$24,367	$27,037
Portfolio turnover rateH	44%	49%	288%	441%	260%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.66%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class B

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.35	$12.87	$9.79	$9.73	$10.09
Income from Investment Operations
Net investment income (loss)A	(.03)	(.01)	.06	–B	(.10)
Net realized and unrealized gain (loss)	1.52C	1.49	3.06	.06	(.26)
Total from investment operations	1.49	1.48	3.12	.06	(.36)
Distributions from net investment income	(.02)	–	(.04)	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$15.82	$14.35	$12.87	$9.79	$9.73
Total ReturnD,E	10.41%C	11.50%	32.00%	.62%	(3.57)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.96%	1.98%	2.04%	2.03%	2.01%
Expenses net of fee waivers, if any	1.96%	1.98%	2.04%	2.03%	2.01%
Expenses net of all reductions	1.96%	1.98%	1.97%	1.94%	1.96%
Net investment income (loss)	(.18)%	(.08)%	.56%	(.03)%	(.98)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,831	$5,540	$6,511	$5,745	$7,480
Portfolio turnover rateH	44%	49%	288%	441%	260%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.09%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class C

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.22	$12.75	$9.70	$9.65	$10.00
Income from Investment Operations
Net investment income (loss)A	(.02)	–B	.06	–B	(.10)
Net realized and unrealized gain (loss)	1.51C	1.48	3.03	.05	(.25)
Total from investment operations	1.49	1.48	3.09	.05	(.35)
Distributions from net investment income	(.04)	(.01)	(.04)	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$15.67	$14.22	$12.75	$9.70	$9.65
Total ReturnD,E	10.45%C	11.65%	31.98%	.52%	(3.50)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.90%	1.94%	2.03%	2.03%	2.01%
Expenses net of fee waivers, if any	1.90%	1.94%	2.03%	2.03%	2.01%
Expenses net of all reductions	1.90%	1.93%	1.96%	1.94%	1.96%
Net investment income (loss)	(.12)%	(.03)%	.57%	(.03)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$50,206	$36,740	$29,897	$20,875	$23,196
Portfolio turnover rateH	44%	49%	288%	441%	260%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.13%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class I

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.34	$13.73	$10.42	$10.28	$10.55
Income from Investment Operations
Net investment income (loss)A	.15	.15	.20	.10	.01
Net realized and unrealized gain (loss)	1.62B	1.60	3.25	.06	(.28)
Total from investment operations	1.77	1.75	3.45	.16	(.27)
Distributions from net investment income	(.17)	(.13)	(.14)	(.02)	–
Distributions from net realized gain	–	(.01)	–	–	–
Total distributions	(.17)	(.14)	(.14)	(.02)	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$16.94	$15.34	$13.73	$10.42	$10.28
Total ReturnD	11.61%B	12.85%	33.45%	1.61%	(2.56)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.87%	.96%	.98%	.96%
Expenses net of fee waivers, if any	.84%	.87%	.96%	.98%	.96%
Expenses net of all reductions	.84%	.86%	.88%	.89%	.91%
Net investment income (loss)	.94%	1.04%	1.65%	1.02%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$42,443	$16,164	$9,275	$5,596	$8,162
Portfolio turnover rateG	44%	49%	288%	441%	260%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.29%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$29,420,595
Gross unrealized depreciation	(5,959,819)
Net unrealized appreciation (depreciation) on securities	$23,460,776
Tax cost	$215,347,202

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(46,541,443)
Net unrealized appreciation (depreciation) on securities and other investments	$23,460,699

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(22,843,955)
2018	(23,251,884)
2019	(445,604)
Total capital loss carryforward	$(46,541,443)

The Fund intends to elect to defer to its next fiscal year $213,865 of ordinary losses recognized during the period January 1, 2015 to July 31, 2015.

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 1,174,436	$ 719,731

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $127,063,199 and $81,265,187, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$220,751	$4,750
Class T	.25%	.25%	163,284	694
Class B	.75%	.25%	48,365	36,277
Class C	.75%	.25%	412,175	92,945
			$844,575	$134,666

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$61,056
Class T	6,350
Class B*	2,271
Class C*	9,843
$79,520

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$226,401.26
Class T	93,275.29
Class B	14,448.30
Class C	98,965.24
Class I	46,252.18
	$ 479,341

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,068 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $274 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,415.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,525 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $854 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,208
Class T	387
Class B	12
Class C	796
Class I	381
$2,784

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$677,086	$405,756
Class T	166,609	104,978
Class B	7,587	–
Class C	95,653	31,349
Class I	227,501	105,110
Total	$1,174,436	$647,193
From net realized gain
Class A	$–	$43,910
Class T	–	20,144
Class I	–	8,484
Total	$–	$72,538

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	2,375,926	1,697,938	$38,271,380	$24,378,496
Reinvestment of distributions	37,600	28,780	601,602	390,562
Shares redeemed	(1,370,832)	(1,342,224)	(21,745,625)	(19,118,798)
Net increase (decrease)	1,042,694	384,494	$17,127,357	$5,650,260
Class T
Shares sold	282,748	306,863	$4,530,961	$4,347,352
Reinvestment of distributions	9,927	8,794	158,623	118,136
Shares redeemed	(327,213)	(486,368)	(5,144,018)	(6,897,348)
Net increase (decrease)	(34,538)	(170,711)	$(454,434)	$(2,431,860)
Class B
Shares sold	9,940	29,215	$153,403	$390,860
Reinvestment of distributions	462	–	7,229	–
Shares redeemed	(154,232)	(149,230)	(2,370,354)	(2,060,292)
Net increase (decrease)	(143,830)	(120,015)	$(2,209,722)	$(1,669,432)
Class C
Shares sold	1,276,982	859,537	$19,580,585	$11,703,173
Reinvestment of distributions	5,490	2,148	84,931	26,657
Shares redeemed	(661,896)	(621,486)	(9,959,897)	(8,469,563)
Net increase (decrease)	620,576	240,199	$9,705,619	$3,260,267
Class I
Shares sold	2,718,004	823,593	$44,696,215	$12,007,905
Reinvestment of distributions	9,845	5,144	161,164	71,934
Shares redeemed	(1,276,123)	(450,058)	(20,659,247)	(6,746,937)
Net increase (decrease)	1,451,726	378,679	$24,198,132	$5,332,902

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Health Care Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	26.36%	28.64%	13.91%
Class T (incl. 3.50% sales charge)	29.01%	28.91%	13.89%
Class B (incl. contingent deferred sales charge)	28.00%	29.02%	13.99%
Class C (incl. contingent deferred sales charge)	32.04%	29.22%	13.76%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Health Care Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,792	Fidelity Advisor® Health Care Fund - Class A
$21,043	S&P 500® Index

Fidelity Advisor® Health Care Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund's share classes outperformed the 30.63% result of the MSCI U.S. IMI Health Care 25/50 Index and easily led the broader S&P 500®. (For specific class-level results, please see the Performance section of this report.) Health care stocks continued to benefit from solid fundamentals and favorable long-term trends, including an aging population, a growing emerging-markets middle class with money to spend on health care, and a tremendous wave of innovation, particularly within the biotechnology industry. Elevated merger-and-acquisition activity was another positive for the industry and sector. Versus the sector index, stock picking in pharmaceuticals, which made up about a third of the fund's assets, was by far the biggest contributor. Here, not owning large-cap index giant Johnson & Johnson (J&J) was the top individual contributor. J&J underperformed due in part to its exposure to foreign currency against a generally rising U.S. dollar. Conversely, an underweighting in managed health care was a negative. From a stock perspective, the fund's overweighting in Puma Biotechnology was by far its largest individual detractor. Shares of the development-stage firm plunged this period. At this year's conference of the American Society of Clinical Oncology, Puma Biotech revealed follow-up neratinib results that only modestly outperformed a placebo, plus a high rate of certain highly compromising side effects.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Health Care Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic PLC	7.8	5.7
Allergan PLC	6.6	7.5
Teva Pharmaceutical Industries Ltd. sponsored ADR	5.0	2.7
Boston Scientific Corp.	4.3	3.7
AbbVie, Inc.	4.2	0.6
McKesson Corp.	3.2	4.3
Vertex Pharmaceuticals, Inc.	3.0	2.5
Amgen, Inc.	2.5	4.7
Shire PLC sponsored ADR	2.4	3.0
Bristol-Myers Squibb Co.	2.3	0.9
	41.3

Top Industries (% of fund's net assets)

As of July 31, 2015
Pharmaceuticals	36.6%
Health Care Equipment & Supplies	20.5%
Biotechnology	19.0%
Health Care Providers & Services	13.4%
Health Care Technology	3.2%
All Others*	7.3%

As of January 31, 2015
Pharmaceuticals	29.4%
Biotechnology	27.4%
Health Care Equipment & Supplies	19.0%
Health Care Providers & Services	12.2%
Health Care Technology	4.4%
All Others*	7.6%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Health Care Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Biotechnology - 19.0%
Biotechnology - 19.0%
Ablynx NV (a)	439,712	$6,432,411
Acceleron Pharma, Inc. (a)	105,738	3,028,336
Acorda Therapeutics, Inc. (a)	190,171	6,534,276
Actelion Ltd.	90,000	13,309,531
Advaxis, Inc. (a)(b)	410,000	6,830,600
Alder Biopharmaceuticals, Inc. (a)	240,000	11,140,800
Alnylam Pharmaceuticals, Inc. (a)	94,402	12,029,647
AMAG Pharmaceuticals, Inc. (a)	316,700	20,237,130
Amgen, Inc.	475,517	83,971,547
Amicus Therapeutics, Inc. (a)	521,400	8,962,866
Arena Pharmaceuticals, Inc. (a)	2,000,000	8,080,000
Array BioPharma, Inc. (a)(b)	800,000	4,648,000
Ascendis Pharma A/S ADR (b)	400,000	8,012,000
Avalanche Biotechnologies, Inc. (a)	39,952	588,093
Biogen, Inc. (a)	111,884	35,666,382
BioMarin Pharmaceutical, Inc. (a)	274,800	40,194,996
bluebird bio, Inc. (a)	5,700	945,231
Blueprint Medicines Corp.	74,377	2,009,667
Cara Therapeutics, Inc. (a)	216,457	4,612,699
Celgene Corp. (a)	114,308	15,002,925
Cellectis SA sponsored ADR	220,700	7,837,057
Curis, Inc. (a)	1,533,700	4,815,818
Discovery Laboratories, Inc. (a)	1,574,833	803,165
Dyax Corp. (a)	483,023	11,887,196
Gilead Sciences, Inc.	341,362	40,232,925
Heron Therapeutics, Inc. (a)	132,911	4,298,342
Incyte Corp. (a)	77,700	8,102,556
Insmed, Inc. (a)	545,227	14,775,652
Intercept Pharmaceuticals, Inc. (a)	51,021	13,459,850
Mirati Therapeutics, Inc. (a)	274,000	7,839,140
Neurocrine Biosciences, Inc. (a)	340,000	17,040,800
ProNai Therapeutics, Inc.	97,200	2,663,280
Puma Biotechnology, Inc. (a)	342,439	31,024,973
Spark Therapeutics, Inc.	125,106	7,686,513
TESARO, Inc. (a)	260,000	15,080,000
Trevena, Inc. (a)	1,000,000	5,820,000
Ultragenyx Pharmaceutical, Inc. (a)	201,440	24,360,139
United Therapeutics Corp. (a)	84,300	14,277,048
Vertex Pharmaceuticals, Inc. (a)	737,800	99,603,000
Vital Therapies, Inc. (a)(b)	240,000	3,892,800
Xencor, Inc. (a)	264,873	5,930,506
		633,667,897
Capital Markets - 0.0%
Asset Management & Custody Banks - 0.0%
RPI International Holdings LP (c)	10,510	1,479,808
Diversified Consumer Services - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	215,735	5,184,112
Health Care Equipment & Supplies - 20.5%
Health Care Equipment - 19.5%
Atricure, Inc. (a)	380,000	10,560,200
Boston Scientific Corp. (a)	8,280,000	143,575,200
CONMED Corp.	326,300	18,507,736
Edwards Lifesciences Corp. (a)	93,657	14,250,849
HeartWare International, Inc. (a)	171,671	15,572,276
Integra LifeSciences Holdings Corp. (a)	150,000	9,619,500
Invuity, Inc.	517,800	6,099,684
Medtronic PLC	3,296,100	258,381,280
Neovasc, Inc. (a)	1,100,000	6,490,000
Nevro Corp.	137,500	6,980,875
ResMed, Inc. (b)	231,300	13,403,835
St. Jude Medical, Inc.	347,600	25,659,832
Steris Corp.	172,084	11,896,167
Stryker Corp.	200,000	20,454,000
Teleflex, Inc.	128,000	17,150,720
Tornier NV (a)	1,000,000	24,890,000
Wright Medical Group, Inc. (a)	412,900	10,669,336
Zeltiq Aesthetics, Inc. (a)(b)	253,818	8,718,648
Zimmer Biomet Holdings, Inc.	254,100	26,444,187
		649,324,325
Health Care Supplies - 1.0%
Derma Sciences, Inc. (a)(b)	490,000	3,503,500
The Cooper Companies, Inc.	159,169	28,172,913
The Spectranetics Corp. (a)(b)	204,255	3,492,761
		35,169,174

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		684,493,499

Health Care Providers & Services - 13.3%
Health Care Distributors & Services - 3.8%
Amplifon SpA	761,295	6,375,203
EBOS Group Ltd.	1,100,157	7,915,729
McKesson Corp.	490,000	108,079,300
United Drug PLC (United Kingdom)	700,000	5,482,172
		127,852,404
Health Care Facilities - 2.9%
Brookdale Senior Living, Inc. (a)	406,070	13,453,099
HCA Holdings, Inc. (a)	380,000	35,343,800
Surgical Care Affiliates, Inc. (a)	547,905	20,831,348
Universal Health Services, Inc. Class B	187,327	27,205,500
		96,833,747
Health Care Services - 2.1%
Adeptus Health, Inc. Class A (a)	120,010	13,187,899
DaVita HealthCare Partners, Inc. (a)	280,000	22,128,400
Envision Healthcare Holdings, Inc. (a)	758,704	33,989,939
		69,306,238
Managed Health Care - 4.5%
Cigna Corp.	450,000	64,827,000
UnitedHealth Group, Inc.	603,424	73,255,674
Wellcare Health Plans, Inc. (a)	126,900	10,253,520
		148,336,194

TOTAL HEALTH CARE PROVIDERS & SERVICES		442,328,583

Health Care Technology - 3.2%
Health Care Technology - 3.2%
athenahealth, Inc. (a)	239,100	33,464,436
Castlight Health, Inc.	336,800	2,418,224
Castlight Health, Inc. Class B (a)	28,300	203,194
Cerner Corp. (a)	420,396	30,150,801
Connecture, Inc.	500,000	4,715,000
Evolent Health, Inc.	215,652	4,599,857
HealthStream, Inc. (a)	526,075	14,761,665
Medidata Solutions, Inc. (a)	304,774	16,396,841
		106,710,018
Industrial Conglomerates - 1.0%
Industrial Conglomerates - 1.0%
Danaher Corp.	358,323	32,808,054
Life Sciences Tools & Services - 3.1%
Life Sciences Tools & Services - 3.1%
Agilent Technologies, Inc.	1,400,000	57,330,000
Bruker Corp. (a)	575,553	12,115,391
PRA Health Sciences, Inc.	279,143	11,721,215
Thermo Fisher Scientific, Inc.	152,292	21,249,303
		102,415,909
Pharmaceuticals - 36.6%
Pharmaceuticals - 36.6%
AbbVie, Inc.	2,000,000	140,020,000
Allergan PLC (a)	662,500	219,386,875
Amphastar Pharmaceuticals, Inc. (a)(b)	600,000	9,756,000
Astellas Pharma, Inc.	1,200,000	18,077,218
Bristol-Myers Squibb Co.	1,162,803	76,326,389
Catalent, Inc. (a)	400,000	13,632,000
Dechra Pharmaceuticals PLC	530,000	8,148,455
Eisai Co. Ltd.	307,100	20,058,696
Eli Lilly & Co.	149,100	12,600,441
Endo Health Solutions, Inc. (a)	600,000	52,524,000
Horizon Pharma PLC (a)	564,000	20,783,400
Jazz Pharmaceuticals PLC (a)	300,000	57,672,000
Jiangsu Hengrui Medicine Co. Ltd.	1,430,000	10,346,616
Lee's Pharmaceutical Holdings Ltd.	4,366,536	7,344,869
Mallinckrodt PLC (a)	270,000	33,469,200
Mylan N.V.	570,771	31,957,468
Novartis AG sponsored ADR	415,800	43,139,250
Pacira Pharmaceuticals, Inc. (a)	165,700	11,005,794
Perrigo Co. PLC	231,500	44,494,300
Prestige Brands Holdings, Inc. (a)	387,100	18,433,702
Sanofi SA sponsored ADR	578,800	31,249,412
Shire PLC sponsored ADR	300,000	80,043,000
Sun Pharmaceutical Industries Ltd. (a)	805,082	10,347,211
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,403,200	165,868,864
TherapeuticsMD, Inc. (a)	1,374,300	10,705,797
Valeant Pharmaceuticals International, Inc. (Canada) (a)	228,000	58,456,979
ZS Pharma, Inc. (a)	215,700	12,883,761
		1,218,731,697
Professional Services - 0.6%
Human Resource & Employment Services - 0.6%
WageWorks, Inc. (a)	415,600	20,759,220
TOTAL COMMON STOCKS
(Cost $2,601,949,861)		3,248,578,797

Convertible Preferred Stocks - 0.1%
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (a)(c)
(Cost $2,121,583)	322,145	2,119,714

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.17% (d)	86,738,691	86,738,691
Fidelity Securities Lending Cash Central Fund, 0.18% (d)(e)	16,798,950	16,798,950
TOTAL MONEY MARKET FUNDS
(Cost $103,537,641)		103,537,641
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $2,707,609,085)		3,354,236,152
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(24,286,123)
NET ASSETS - 100%		$3,329,950,029

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,599,522 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$2,121,583
RPI International Holdings LP	5/21/15	$1,239,129

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$85,089
Fidelity Securities Lending Cash Central Fund	320,465
Total	$405,554

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,248,578,797	$3,247,098,989	$--	$1,479,808
Convertible Preferred Stocks	2,119,714	--	--	2,119,714
Money Market Funds	103,537,641	103,537,641	--	--
Total Investments in Securities:	$3,354,236,152	$3,350,636,630	$--	$3,599,522

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	62.3%
Ireland	20.8%
Israel	5.0%
Bailiwick of Jersey	2.4%
Canada	2.0%
Netherlands	1.7%
Switzerland	1.7%
France	1.1%
Japan	1.1%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $17,232,235) — See accompanying schedule: Unaffiliated issuers (cost $2,604,071,444)	$3,250,698,511
Fidelity Central Funds (cost $103,537,641)	103,537,641
Total Investments (cost $2,707,609,085)		$3,354,236,152
Cash		43,447
Receivable for investments sold		50,535,915
Receivable for fund shares sold		14,475,692
Dividends receivable		1,452,088
Distributions receivable from Fidelity Central Funds		102,354
Other receivables		58,612
Total assets		3,420,904,260
Liabilities
Payable for investments purchased	$65,526,845
Payable for fund shares redeemed	5,399,936
Accrued management fee	1,457,789
Distribution and service plan fees payable	1,031,821
Other affiliated payables	556,373
Other payables and accrued expenses	182,517
Collateral on securities loaned, at value	16,798,950
Total liabilities		90,954,231
Net Assets		$3,329,950,029
Net Assets consist of:
Paid in capital		$2,486,070,902
Accumulated net investment loss		(17)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		197,252,485
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		646,626,659
Net Assets		$3,329,950,029
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,374,653,882 ÷ 30,431,602 shares)		$45.17
Maximum offering price per share (100/94.25 of $45.17)		$47.93
Class T:
Net Asset Value and redemption price per share ($348,885,699 ÷ 8,173,684 shares)		$42.68
Maximum offering price per share (100/96.50 of $42.68)		$44.23
Class B:
Net Asset Value and offering price per share ($12,925,770 ÷ 342,228 shares)(a)		$37.77
Class C:
Net Asset Value and offering price per share ($761,070,145 ÷ 20,321,950 shares)(a)		$37.45
Class I:
Net Asset Value, offering price and redemption price per share ($832,414,533 ÷ 17,153,820 shares)		$48.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$12,871,454
Income from Fidelity Central Funds		405,554
Total income		13,277,008
Expenses
Management fee	$12,454,480
Transfer agent fees	4,412,788
Distribution and service plan fees	8,589,868
Accounting and security lending fees	685,992
Custodian fees and expenses	74,472
Independent trustees' compensation	36,386
Registration fees	325,691
Audit	53,174
Legal	22,966
Miscellaneous	16,805
Total expenses before reductions	26,672,622
Expense reductions	(169,003)	26,503,619
Net investment income (loss)		(13,226,611)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	303,997,164
Foreign currency transactions	(60,982)
Total net realized gain (loss)		303,936,182
Change in net unrealized appreciation (depreciation) on: Investment securities	322,305,767
Assets and liabilities in foreign currencies	(316)
Total change in net unrealized appreciation (depreciation)		322,305,451
Net gain (loss)		626,241,633
Net increase (decrease) in net assets resulting from operations		$613,015,022

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(13,226,611)	$(7,157,995)
Net realized gain (loss)	303,936,182	181,443,195
Change in net unrealized appreciation (depreciation)	322,305,451	110,916,113
Net increase (decrease) in net assets resulting from operations	613,015,022	285,201,313
Distributions to shareholders from net realized gain	(188,666,593)	(91,415,211)
Share transactions - net increase (decrease)	1,510,649,436	462,114,251
Redemption fees	66,619	59,322
Total increase (decrease) in net assets	1,935,064,484	655,959,675
Net Assets
Beginning of period	1,394,885,545	738,925,870
End of period (including accumulated net investment loss of $17 and accumulated net investment loss of $4,464,030, respectively)	$3,329,950,029	$1,394,885,545

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$37.72	$31.29	$24.35	$25.60	$19.01
Income from Investment Operations
Net investment income (loss)A	(.19)	(.18)	–B	(.04)	(.10)
Net realized and unrealized gain (loss)	12.03	10.13	9.53	1.43	6.69
Total from investment operations	11.84	9.95	9.53	1.39	6.59
Distributions from net realized gain	(4.39)	(3.52)	(2.59)	(2.64)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$45.17	$37.72	$31.29	$24.35	$25.60
Total ReturnC,D	34.07%	34.79%	42.77%	7.58%	34.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.08%	1.14%	1.19%	1.19%
Expenses net of fee waivers, if any	1.04%	1.08%	1.14%	1.19%	1.19%
Expenses net of all reductions	1.04%	1.07%	1.13%	1.18%	1.18%
Net investment income (loss)	(.45)%	(.54)%	(.01)%	(.18)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,374,654	$613,995	$365,416	$233,188	$224,704
Portfolio turnover rateG	80%	111%	92%	124%	125%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.87	$29.91	$23.42	$24.80	$18.46
Income from Investment Operations
Net investment income (loss)A	(.28)	(.26)	(.07)	(.09)	(.16)
Net realized and unrealized gain (loss)	11.39	9.67	9.13	1.35	6.50
Total from investment operations	11.11	9.41	9.06	1.26	6.34
Distributions from net realized gain	(4.30)	(3.45)	(2.57)	(2.64)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$42.68	$35.87	$29.91	$23.42	$24.80
Total ReturnC,D	33.69%	34.49%	42.39%	7.27%	34.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.31%	1.34%	1.39%	1.43%	1.44%
Expenses net of fee waivers, if any	1.31%	1.34%	1.39%	1.43%	1.44%
Expenses net of all reductions	1.30%	1.34%	1.38%	1.43%	1.43%
Net investment income (loss)	(.72)%	(.80)%	(.26)%	(.42)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$348,886	$216,973	$158,611	$117,969	$123,606
Portfolio turnover rateG	80%	111%	92%	124%	125%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$32.17	$27.16	$21.55	$23.15	$17.32
Income from Investment Operations
Net investment income (loss)A	(.43)	(.40)	(.18)	(.19)	(.25)
Net realized and unrealized gain (loss)	10.13	8.71	8.31	1.23	6.08
Total from investment operations	9.70	8.31	8.13	1.04	5.83
Distributions from net realized gain	(4.10)	(3.30)	(2.52)	(2.64)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$37.77	$32.17	$27.16	$21.55	$23.15
Total ReturnC,D	33.00%	33.72%	41.61%	6.78%	33.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.85%	1.91%	1.93%	1.94%	1.94%
Expenses net of fee waivers, if any	1.85%	1.91%	1.93%	1.94%	1.94%
Expenses net of all reductions	1.85%	1.90%	1.91%	1.93%	1.93%
Net investment income (loss)	(1.26)%	(1.37)%	(.80)%	(.93)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$12,926	$13,405	$14,517	$15,403	$20,365
Portfolio turnover rateG	80%	111%	92%	124%	125%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$32.03	$27.11	$21.51	$23.11	$17.29
Income from Investment Operations
Net investment income (loss)A	(.41)	(.38)	(.17)	(.18)	(.24)
Net realized and unrealized gain (loss)	10.05	8.68	8.31	1.22	6.06
Total from investment operations	9.64	8.30	8.14	1.04	5.82
Distributions from net realized gain	(4.22)	(3.38)	(2.54)	(2.64)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$37.45	$32.03	$27.11	$21.51	$23.11
Total ReturnC,D	33.04%	33.83%	41.74%	6.80%	33.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.79%	1.83%	1.87%	1.90%	1.90%
Expenses net of fee waivers, if any	1.79%	1.83%	1.87%	1.90%	1.90%
Expenses net of all reductions	1.79%	1.82%	1.85%	1.89%	1.89%
Net investment income (loss)	(1.20)%	(1.29)%	(.74)%	(.89)%	(1.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$761,070	$257,859	$125,965	$78,763	$77,749
Portfolio turnover rateG	80%	111%	92%	124%	125%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$40.22	$33.12	$25.60	$26.69	$19.77
Income from Investment Operations
Net investment income (loss)A	(.09)	(.10)	.07	.03	(.03)
Net realized and unrealized gain (loss)	12.88	10.80	10.07	1.52	6.95
Total from investment operations	12.79	10.70	10.14	1.55	6.92
Distributions from net realized gain	(4.48)	(3.60)	(2.62)	(2.64)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$48.53	$40.22	$33.12	$25.60	$26.69
Total ReturnC	34.40%	35.21%	43.12%	7.91%	35.00%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.81%	.87%	.89%	.89%
Expenses net of fee waivers, if any	.79%	.81%	.87%	.89%	.89%
Expenses net of all reductions	.78%	.81%	.85%	.88%	.88%
Net investment income (loss)	(.20)%	(.27)%	.26%	.12%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$832,415	$292,654	$74,417	$40,737	$45,243
Portfolio turnover rateF	80%	111%	92%	124%	125%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 710,953,243
Gross unrealized depreciation	(67,186,880)
Net unrealized appreciation (depreciation) on securities	$ 643,766,363
Tax cost	$2,710,469,789

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$110,883,814
Undistributed ordinary income	$ 89,229,374
Net unrealized appreciation (depreciation) on securities and other investments	$643,765,955

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$39,548,467	$ 26,242,071
Long-term Capital Gains	149,118,126	65,173,140
Total	$188,666,593	$ 91,415,211

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,036,424,104 and $1,779,135,244, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,378,836	$52,030
Class T	.25%	.25%	1,405,434	996
Class B	.75%	.25%	133,723	100,351
Class C	.75%	.25%	4,671,875	2,037,051
			$8,589,868	$2,190,428

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,360,135
Class T	146,517
Class B*	1,266
Class C*	85,269
$1,593,187

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,841,320.19
Class T	581,819.21
Class B	33,636.25
Class C	917,011.20
Class I	1,039,002.19
	$ 4,412,788

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48,690 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,021 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $320,465.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $126,401 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $67.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $12,065 and a portion of class-level operating expenses as follows:

Amount
Class A	$13,536
Class T	4,784
Class B	204
Class C	5,829
Class I	6,117
$30,470

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net realized gain
Class A	$79,203,094	$43,930,276
Class T	27,289,653	18,842,643
Class B	1,660,970	1,694,148
Class C	39,451,396	17,484,352
Class I	41,061,480	9,463,792
Total	$188,666,593	$91,415,211

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	16,613,714	7,083,573	$685,795,856	$246,500,176
Reinvestment of distributions	1,907,379	1,286,052	71,987,733	39,516,716
Shares redeemed	(4,365,455)	(3,773,574)	(177,799,342)	(131,027,775)
Net increase (decrease)	14,155,638	4,596,051	$579,984,247	$154,989,117
Class T
Shares sold	2,292,430	1,019,177	$89,470,281	$33,380,934
Reinvestment of distributions	737,547	618,886	26,321,410	18,107,896
Shares redeemed	(905,351)	(891,508)	(35,007,523)	(29,012,294)
Net increase (decrease)	2,124,626	746,555	$80,784,168	$22,476,536
Class B
Shares sold	49,985	52,714	$1,711,713	$1,492,321
Reinvestment of distributions	47,751	57,285	1,514,650	1,511,205
Shares redeemed	(172,141)	(227,802)	(5,890,995)	(6,589,471)
Net increase (decrease)	(74,405)	(117,803)	$(2,664,632)	$(3,585,945)
Class C
Shares sold	12,628,362	3,765,135	$437,473,337	$111,711,536
Reinvestment of distributions	1,088,220	567,385	34,383,515	14,940,641
Shares redeemed	(1,445,818)	(928,018)	(49,753,436)	(27,242,442)
Net increase (decrease)	12,270,764	3,404,502	$422,103,416	$99,409,735
Class I
Shares sold	13,587,551	6,450,084	$597,091,181	$241,929,933
Reinvestment of distributions	926,189	259,255	37,490,066	8,481,841
Shares redeemed	(4,637,021)	(1,678,853)	(204,139,010)	(61,586,966)
Net increase (decrease)	9,876,719	5,030,486	$430,442,237	$188,824,808

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Industrials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.95%	13.53%	9.24%
Class T (incl. 3.50% sales charge)	4.10%	13.78%	9.23%
Class B (incl. contingent deferred sales charge)	2.34%	13.73%	9.29%
Class C (incl. contingent deferred sales charge)	6.36%	14.02%	9.08%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Cyclical Industries Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Industrials Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,209	Fidelity Advisor® Industrials Fund - Class A
$21,043	S&P 500® Index

Fidelity Advisor® Industrials Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund's share classes handily outpaced the 6.97% gain of the MSCI U.S. IMI Industrials 25/50 Index but lagged the broadly based S&P 500®. (For specific class-level results, please see the Performance section of this report.) Versus the MSCI index, stock selection was the main driver of results, with subindustry selection a secondary positive. The fund's positioning in building products particularly bolstered relative performance. One contributor here was A.O. Smith, which reported strong quarterly financial results in both January and April. Lennox International, a provider of residential and commercial heating and cooling systems, also did well and rewarded our overweighting there. Industrial conglomerate Danaher, the fund's largest overweighting at period end, further bolstered relative results. Conversely, an underweighting and weak stock picking in airlines – a segment in which the fund started with an underweight and had virtually no exposure by period end – hurt relative performance. At the stock level, a sizable overweighting in crane- and refrigeration-equipment manufacturer Manitowoc was the fund's biggest relative detractor. Relative performance also suffered because of a non-benchmark position in Golar LNG, the leading independent owner/operator of liquefied natural gas carriers. I sold this stock in January 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Industrials Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	12.1	1.9
Danaher Corp.	7.7	6.8
FedEx Corp.	6.6	5.3
United Technologies Corp.	5.8	8.1
The Boeing Co.	5.6	5.5
J.B. Hunt Transport Services, Inc.	5.4	3.2
Honeywell International, Inc.	4.0	4.8
Union Pacific Corp.	3.7	5.4
Raytheon Co.	2.9	2.0
General Dynamics Corp.	2.7	2.3
	56.5

Top Industries (% of fund's net assets)

As of July 31, 2015
Aerospace & Defense	26.4%
Industrial Conglomerates	19.8%
Road & Rail	10.3%
Electrical Equipment	7.1%
Machinery	6.7%
All Others*	29.7%

As of January 31, 2015
Aerospace & Defense	29.3%
Machinery	12.7%
Road & Rail	11.6%
Professional Services	9.5%
Industrial Conglomerates	8.7%
All Others*	28.2%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Industrials Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Aerospace & Defense - 26.4%
Aerospace & Defense - 26.4%
General Dynamics Corp.	141,762	$21,138,132
Honeywell International, Inc.	294,433	30,930,187
Orbital ATK, Inc.	137,169	9,732,141
Raytheon Co.	204,900	22,352,541
Teledyne Technologies, Inc. (a)	134,665	13,960,721
Textron, Inc.	421,078	18,401,109
The Boeing Co.	304,529	43,903,946
United Technologies Corp.	445,951	44,733,345
		205,152,122
Air Freight & Logistics - 6.6%
Air Freight & Logistics - 6.6%
FedEx Corp.	298,632	51,191,497
Airlines - 0.3%
Airlines - 0.3%
Copa Holdings SA Class A	25,100	1,895,803
Building Products - 5.4%
Building Products - 5.4%
A.O. Smith Corp.	236,342	16,974,082
Caesarstone Sdot-Yam Ltd.	60,392	4,332,522
Lennox International, Inc.	173,704	20,509,231
		41,815,835
Commercial Services & Supplies - 4.8%
Diversified Support Services - 1.3%
KAR Auction Services, Inc.	255,800	9,958,294
Office Services & Supplies - 1.8%
West Corp.	495,832	14,304,753
Security & Alarm Services - 1.7%
Tyco International Ltd.	345,500	13,125,545

TOTAL COMMERCIAL SERVICES & SUPPLIES		37,388,592

Construction & Engineering - 2.7%
Construction & Engineering - 2.7%
AECOM Technology Corp. (a)	677,621	20,891,055
Diversified Consumer Services - 1.1%
Specialized Consumer Services - 1.1%
ServiceMaster Global Holdings, Inc. (a)	213,000	8,249,490
Electrical Equipment - 7.1%
Electrical Components & Equipment - 4.9%
Acuity Brands, Inc.	2,100	422,499
AMETEK, Inc.	269,200	14,281,060
Eaton Corp. PLC	272,100	16,483,818
EnerSys	108,277	6,761,899
		37,949,276
Heavy Electrical Equipment - 2.2%
BWX Technologies, Inc.	696,900	17,115,864

TOTAL ELECTRICAL EQUIPMENT		55,065,140

Energy Equipment & Services - 0.2%
Oil & Gas Equipment & Services - 0.2%
Aspen Aerogels, Inc. (a)	234,166	1,543,154
Industrial Conglomerates - 19.8%
Industrial Conglomerates - 19.8%
Danaher Corp.	659,132	60,350,126
General Electric Co.	3,592,748	93,770,721
		154,120,847
Machinery - 6.7%
Agricultural & Farm Machinery - 2.0%
Deere & Co.	165,250	15,627,693
Construction Machinery & Heavy Trucks - 0.8%
Manitowoc Co., Inc. (b)	363,927	6,430,590
Industrial Machinery - 3.9%
IDEX Corp.	164,229	12,486,331
Ingersoll-Rand PLC	210,600	12,930,840
Pentair PLC	77,800	4,731,018
		30,148,189

TOTAL MACHINERY		52,206,472

Professional Services - 3.9%
Research & Consulting Services - 3.9%
CEB, Inc.	121,200	9,274,224
Huron Consulting Group, Inc. (a)	111,520	8,527,934
Verisk Analytics, Inc. (a)	161,544	12,618,202
		30,420,360
Road & Rail - 10.3%
Railroads - 4.9%
Kansas City Southern	93,000	9,224,670
Union Pacific Corp.	300,628	29,338,287
		38,562,957
Trucking - 5.4%
J.B. Hunt Transport Services, Inc.	496,684	41,781,058

TOTAL ROAD & RAIL		80,344,015

Trading Companies & Distributors - 4.2%
Trading Companies & Distributors - 4.2%
AerCap Holdings NV (a)	220,400	10,323,536
HD Supply Holdings, Inc. (a)	520,206	18,623,375
Wolseley PLC	58,863	3,912,260
		32,859,171
TOTAL COMMON STOCKS
(Cost $649,473,861)		773,143,553

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 0.17% (c)	3,834,417	3,834,417
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)	6,367,883	6,367,883
TOTAL MONEY MARKET FUNDS
(Cost $10,202,300)		10,202,300
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $659,676,161)		783,345,853
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(6,170,423)
NET ASSETS - 100%		$777,175,430

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,175
Fidelity Securities Lending Cash Central Fund	114,891
Total	$123,066

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $6,429,742) — See accompanying schedule: Unaffiliated issuers (cost $649,473,861)	$773,143,553
Fidelity Central Funds (cost $10,202,300)	10,202,300
Total Investments (cost $659,676,161)		$783,345,853
Receivable for investments sold		6,639,480
Receivable for fund shares sold		256,062
Dividends receivable		766,155
Distributions receivable from Fidelity Central Funds		1,681
Other receivables		14,189
Total assets		791,023,420
Liabilities
Payable for investments purchased	$4,781,788
Payable for fund shares redeemed	1,877,925
Accrued management fee	359,987
Distribution and service plan fees payable	231,848
Other affiliated payables	157,181
Other payables and accrued expenses	71,378
Collateral on securities loaned, at value	6,367,883
Total liabilities		13,847,990
Net Assets		$777,175,430
Net Assets consist of:
Paid in capital		$600,598,291
Undistributed net investment income		1,206,981
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		51,700,941
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		123,669,217
Net Assets		$777,175,430
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($333,404,896 ÷ 8,996,632 shares)		$37.06
Maximum offering price per share (100/94.25 of $37.06)		$39.32
Class T:
Net Asset Value and redemption price per share ($88,115,877 ÷ 2,424,315 shares)		$36.35
Maximum offering price per share (100/96.50 of $36.35)		$37.67
Class B:
Net Asset Value and offering price per share ($6,698,494 ÷ 198,622 shares)(a)		$33.72
Class C:
Net Asset Value and offering price per share ($141,494,112 ÷ 4,159,255 shares)(a)		$34.02
Class I:
Net Asset Value, offering price and redemption price per share ($207,462,051 ÷ 5,364,373 shares)		$38.67

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$12,788,133
Income from Fidelity Central Funds		123,066
Total income		12,911,199
Expenses
Management fee	$4,683,103
Transfer agent fees	1,704,217
Distribution and service plan fees	2,975,949
Accounting and security lending fees	294,905
Custodian fees and expenses	20,158
Independent trustees' compensation	15,167
Registration fees	127,692
Audit	47,882
Legal	10,378
Interest	190
Miscellaneous	10,653
Total expenses before reductions	9,890,294
Expense reductions	(50,465)	9,839,829
Net investment income (loss)		3,071,370
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,044,308
Foreign currency transactions	(1,584)
Total net realized gain (loss)		72,042,724
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,020,899)
Assets and liabilities in foreign currencies	(963)
Total change in net unrealized appreciation (depreciation)		(8,021,862)
Net gain (loss)		64,020,862
Net increase (decrease) in net assets resulting from operations		$67,092,232

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,071,370	$1,948,813
Net realized gain (loss)	72,042,724	62,719,747
Change in net unrealized appreciation (depreciation)	(8,021,862)	7,086,556
Net increase (decrease) in net assets resulting from operations	67,092,232	71,755,116
Distributions to shareholders from net investment income	(2,601,876)	(2,130,491)
Distributions to shareholders from net realized gain	(62,327,818)	(26,777,623)
Total distributions	(64,929,694)	(28,908,114)
Share transactions - net increase (decrease)	(97,329,347)	286,586,081
Redemption fees	26,890	23,406
Total increase (decrease) in net assets	(95,139,919)	329,456,489
Net Assets
Beginning of period	872,315,349	542,858,860
End of period (including undistributed net investment income of $1,206,981 and undistributed net investment income of $853,887, respectively)	$777,175,430	$872,315,349

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$36.92	$34.50	$26.18	$25.73	$21.54
Income from Investment Operations
Net investment income (loss)A	.17	.13	.23	.20	.09
Net realized and unrealized gain (loss)	2.76	4.01	8.33	.61	4.13
Total from investment operations	2.93	4.14	8.56	.81	4.22
Distributions from net investment income	(.11)	(.15)	(.24)	(.11)	(.03)
Distributions from net realized gain	(2.68)	(1.58)	–	(.25)	–
Total distributions	(2.79)	(1.72)B	(.24)	(.36)	(.03)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$37.06	$36.92	$34.50	$26.18	$25.73
Total ReturnD,E	8.17%	12.52%	32.92%	3.42%	19.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.09%	1.11%	1.14%	1.13%
Expenses net of fee waivers, if any	1.06%	1.09%	1.11%	1.14%	1.13%
Expenses net of all reductions	1.06%	1.09%	1.11%	1.14%	1.13%
Net investment income (loss)	.46%	.37%	.77%	.80%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$333,405	$378,826	$271,512	$192,038	$228,106
Portfolio turnover rateH	70%	57%	78%	82%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.72 per share is comprised of distributions from net investment income of $.146 and distributions from net realized gain of $1.577 per share.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$36.29	$33.93	$25.75	$25.33	$21.24
Income from Investment Operations
Net investment income (loss)A	.07	.04	.15	.13	.03
Net realized and unrealized gain (loss)	2.71	3.95	8.20	.61	4.07
Total from investment operations	2.78	3.99	8.35	.74	4.10
Distributions from net investment income	(.05)	(.06)	(.17)	(.07)	(.01)
Distributions from net realized gain	(2.67)	(1.58)	–	(.25)	–
Total distributions	(2.72)	(1.63)B	(.17)	(.32)	(.01)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$36.35	$36.29	$33.93	$25.75	$25.33
Total ReturnD,E	7.88%	12.27%	32.60%	3.15%	19.28%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.33%	1.33%	1.37%	1.40%	1.39%
Expenses net of fee waivers, if any	1.32%	1.33%	1.37%	1.40%	1.39%
Expenses net of all reductions	1.32%	1.33%	1.36%	1.39%	1.38%
Net investment income (loss)	.20%	.12%	.52%	.54%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$88,116	$90,509	$79,172	$63,954	$71,542
Portfolio turnover rateH	70%	57%	78%	82%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.63 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $1.577 per share.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.02	$31.97	$24.29	$23.99	$20.22
Income from Investment Operations
Net investment income (loss)A	(.11)	(.14)	(.01)	–B	(.11)
Net realized and unrealized gain (loss)	2.52	3.71	7.74	.57	3.88
Total from investment operations	2.41	3.57	7.73	.57	3.77
Distributions from net investment income	(.03)	–	(.05)	(.02)	–
Distributions from net realized gain	(2.68)	(1.52)	–	(.25)	–
Total distributions	(2.71)	(1.52)	(.05)	(.27)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$33.72	$34.02	$31.97	$24.29	$23.99
Total ReturnC,D	7.29%	11.64%	31.87%	2.59%	18.64%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.86%	1.88%	1.92%	1.94%	1.93%
Expenses net of fee waivers, if any	1.85%	1.88%	1.92%	1.94%	1.93%
Expenses net of all reductions	1.85%	1.87%	1.91%	1.94%	1.93%
Net investment income (loss)	(.33)%	(.42)%	(.04)%	- %G	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,698	$12,459	$17,502	$20,058	$28,600
Portfolio turnover rateH	70%	57%	78%	82%	75%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount represents less than .01%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.13	$32.08	$24.38	$24.07	$20.28
Income from Investment Operations
Net investment income (loss)A	(.10)	(.13)	.01	.01	(.09)
Net realized and unrealized gain (loss)	2.54	3.73	7.75	.58	3.88
Total from investment operations	2.44	3.60	7.76	.59	3.79
Distributions from net investment income	–	–	(.06)	(.03)	–
Distributions from net realized gain	(2.55)	(1.55)	–	(.25)	–
Total distributions	(2.55)	(1.55)	(.06)	(.28)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$34.02	$34.13	$32.08	$24.38	$24.07
Total ReturnC,D	7.36%	11.71%	31.90%	2.67%	18.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.82%	1.83%	1.87%	1.89%	1.89%
Expenses net of fee waivers, if any	1.82%	1.83%	1.87%	1.89%	1.89%
Expenses net of all reductions	1.81%	1.83%	1.86%	1.88%	1.88%
Net investment income (loss)	(.30)%	(.38)%	.02%	.05%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$141,494	$147,749	$89,893	$66,289	$72,673
Portfolio turnover rateG	70%	57%	78%	82%	75%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$38.42	$35.83	$27.18	$26.69	$22.30
Income from Investment Operations
Net investment income (loss)A	.28	.25	.33	.28	.17
Net realized and unrealized gain (loss)	2.87	4.16	8.64	.63	4.28
Total from investment operations	3.15	4.41	8.97	.91	4.45
Distributions from net investment income	(.22)	(.24)	(.32)	(.17)	(.06)
Distributions from net realized gain	(2.68)	(1.58)	–	(.25)	–
Total distributions	(2.90)	(1.82)	(.32)	(.42)	(.06)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$38.67	$38.42	$35.83	$27.18	$26.69
Total ReturnC	8.45%	12.82%	33.28%	3.72%	19.95%
Ratios to Average Net AssetsD,E
Expenses before reductions	.80%	.81%	.84%	.85%	.85%
Expenses net of fee waivers, if any	.80%	.81%	.84%	.85%	.85%
Expenses net of all reductions	.79%	.81%	.83%	.85%	.84%
Net investment income (loss)	.72%	.64%	1.04%	1.08%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$207,462	$242,772	$84,780	$42,850	$68,323
Portfolio turnover rateF	70%	57%	78%	82%	75%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$135,684,178
Gross unrealized depreciation	(13,601,552)
Net unrealized appreciation (depreciation) on securities	$122,082,626
Tax Cost	$661,263,227

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,206,982
Undistributed long-term capital gain	$53,288,008
Net unrealized appreciation (depreciation) on securities and other investments	$122,082,151

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$5,181,299	$ 6,372,762
Long-term Capital Gains	59,748,395	22,535,352
Total	$64,929,694	$ 28,908,114

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $591,182,743 and $737,053,857, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	–%	.25%	$907,096	$ 8,382
Class T	.25%	.25%	460,830	-
Class B	.75%	.25%	98,405	73,829
Class C	.75%	.25%	1,509,618	363,133
			$2,975,949	$ 445,344

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$122,486
Class T	13,144
Class B*	3,331
Class C*	32,550

$171,511

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$732,207.20
Class T	197,324.21
Class B	23,845.24
Class C	309,991.21
Class I	440,850.19

$1,704,217

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11,396 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,411,833.33%		$190

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,254 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $114,891.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,250 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $3,279 and a portion of class-level operating expenses as follows:

Amount
Class A	7,693
Class T	1,997
Class B	328
Class C	2,891
Class I	4,027
16,936

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$1,073,088	$1,245,229
Class T	117,188	134,405
Class B	10,986	–
Class I	1,400,614	750,857
Total	$2,601,876	$2,130,491
From net realized gain
Class A	$26,712,147	$13,069,252
Class T	6,664,310	3,703,526
Class B	905,701	784,693
Class C	11,132,591	4,700,595
Class I	16,913,069	4,519,557
Total	$62,327,818	$26,777,623

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	1,896,772	4,772,547	$70,041,684	$175,272,457
Reinvestment of distributions	707,344	371,629	25,707,295	12,577,496
Shares redeemed	(3,868,022)	(2,753,437)	(142,586,857)	(102,587,048)
Net increase (decrease)	(1,263,906)	2,390,739	$(46,837,878)	$85,262,905
Class T
Shares sold	223,605	488,031	$8,111,419	$17,620,607
Reinvestment of distributions	183,489	111,368	6,551,657	3,695,039
Shares redeemed	(477,116)	(438,393)	(17,277,571)	(15,778,298)
Net increase (decrease)	(70,022)	161,006	$(2,614,495)	$5,537,348
Class B
Shares sold	7,145	23,437	$236,954	$779,028
Reinvestment of distributions	23,129	20,842	769,253	646,413
Shares redeemed	(197,915)	(225,514)	(6,710,202)	(7,608,429)
Net increase (decrease)	(167,641)	(181,235)	$(5,703,995)	$(6,182,988)
Class C
Shares sold	897,971	2,035,151	$30,459,518	$69,252,170
Reinvestment of distributions	266,310	122,955	8,933,204	3,851,644
Shares redeemed	(1,333,978)	(631,000)	(45,225,201)	(21,673,420)
Net increase (decrease)	(169,697)	1,527,106	$(5,832,479)	$51,430,394
Class I
Shares sold	2,703,369	5,450,475	$103,567,578	$209,069,151
Reinvestment of distributions	388,187	116,471	14,699,436	4,133,979
Shares redeemed	(4,045,495)	(1,614,908)	(154,607,514)	(62,664,708)
Net increase (decrease)	(953,939)	3,952,038	$(36,340,500)	$150,538,422

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Technology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	4.56%	14.01%	8.98%
Class T (incl. 3.50% sales charge)	6.76%	14.26%	8.96%
Class B (incl. contingent deferred sales charge)	5.04%	14.25%	9.06%
Class C (incl. contingent deferred sales charge)	9.07%	14.51%	8.81%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Technology Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,633	Fidelity Advisor® Technology Fund - Class A
$21,043	S&P 500® Index

Fidelity Advisor® Technology Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Charlie Chai:  For the year, the fund's share classes lagged the 13.06% gain of the MSCI U.S. IMI Information Technology 25/50 Index and also trailed the broadly based S&P 500®. (For specific class-level results, please see the Performance section of this report.) Versus the MSCI index, stock selection in Internet software & services held back relative performance. At the stock level, an overweighting in Internet portal Yahoo! was the fund's biggest relative detractor. I added to our share count in Yahoo! during the period but continued to monitor the tax ramifications – still in flux at period end – of a proposed spinoff of its large stake in Alibaba Group Holding, which reported disappointing earnings amid a slowing Chinese economy. An out-of-benchmark stake in NAVER, South Korea's top Web-search operator, also hurt relative results, as did a sizable underweighting in strong-performing payment processor and index name Visa. Conversely, stock selection in the mega-cap group was a noteworthy positive. For example, not owning IT services giant IBM, an index component and our top relative contributor, bolstered results, as did mostly avoiding PC chipmaker Intel, another weak-performing index name. Lastly, our non-U.S. holdings contributed, despite the headwind of a rising U.S dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Technology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	12.9	14.1
Facebook, Inc. Class A	7.0	6.6
Google, Inc. Class C	5.2	4.2
Google, Inc. Class A	5.0	4.1
QUALCOMM, Inc.	2.7	2.1
Yahoo!, Inc.	2.1	3.1
Microsoft Corp.	2.1	0.0
Tesla Motors, Inc.	2.0	0.7
Hewlett-Packard Co.	1.9	2.0
Oracle Corp.	1.8	0.7
	42.7

Top Industries (% of fund's net assets)

As of July 31, 2015
Internet Software & Services	29.2%
Technology Hardware, Storage & Peripherals	16.4%
Software	14.9%
Semiconductors & Semiconductor Equipment	10.3%
IT Services	6.1%
All Others*	23.1%

As of January 31, 2015
Internet Software & Services	29.9%
Technology Hardware, Storage & Peripherals	17.9%
Software	12.8%
Semiconductors & Semiconductor Equipment	9.7%
Communications Equipment	7.2%
All Others*	22.5%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Technology Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Auto Components - 0.0%
Auto Parts & Equipment - 0.0%
NOK Corp.	24,700	$724,448
Automobiles - 2.0%
Automobile Manufacturers - 2.0%
Tesla Motors, Inc. (a)(b)	123,209	32,792,075
Banks - 0.9%
Diversified Banks - 0.9%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (a)(c)	2,184,400	11,617,669
Luxshare Precision Industry Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 6/3/16 (a)(c)	173,750	949,088
Midea Group ELS (BNP Paribas Arbitrage Warrant Program) warrants 1/6/16 (a)(c)	417,500	2,228,773
		14,795,530
Biotechnology - 0.1%
Biotechnology - 0.1%
JHL Biotech, Inc. (d)	277,738	1,038,740
Capital Markets - 0.1%
Diversified Capital Markets - 0.1%
Shenzhen O-film Tech Co. Ltd. ELS (UBS Warrant Program) warrants 7/18/16 (a)(c)	292,500	1,294,871
Chemicals - 0.2%
Industrial Gases - 0.1%
OCI Materials Co. Ltd.	8,666	987,712
Specialty Chemicals - 0.1%
Duk San Neolux Co. Ltd. (a)	105,097	1,410,559
JSR Corp.	8,900	148,220
Nitto Denko Corp.	2,200	166,684
		1,725,463

TOTAL CHEMICALS		2,713,175

Communications Equipment - 4.7%
Communications Equipment - 4.7%
BYD Electronic International Co. Ltd.	1,793,500	1,492,212
Ciena Corp. (a)(b)	192,000	4,886,400
Cisco Systems, Inc.	231,100	6,567,862
CommScope Holding Co., Inc. (a)	373,800	11,726,106
Ixia (a)	234,825	3,099,690
Juniper Networks, Inc.	32,466	922,684
Palo Alto Networks, Inc. (a)	15,400	2,861,782
QUALCOMM, Inc.	680,800	43,836,712
Radware Ltd. (a)	610	11,614
		75,405,062
Construction Materials - 0.0%
Construction Materials - 0.0%
Universal Cement Corp.	378,705	284,687
Diversified Consumer Services - 0.7%
Education Services - 0.7%
New Oriental Education & Technology Group, Inc. sponsored ADR	475,700	10,655,680
Specialized Consumer Services - 0.0%
LifeLock, Inc. (a)(b)	867	6,867

TOTAL DIVERSIFIED CONSUMER SERVICES		10,662,547

Diversified Telecommunication Services - 0.1%
Alternative Carriers - 0.1%
8x8, Inc. (a)	271,800	2,367,378
Electrical Equipment - 0.9%
Electrical Components & Equipment - 0.9%
Lumenpulse, Inc. (a)	21,700	237,433
Nidec Corp.	40,700	3,638,837
OSRAM Licht AG	187,063	10,650,110
		14,526,380
Electronic Equipment & Components - 3.7%
Electronic Components - 1.4%
Alps Electric Co. Ltd.	1,200	37,907
Largan Precision Co. Ltd.	1,000	101,232
Ledlink Optics, Inc.	753,405	1,131,535
OMRON Corp.	95,600	3,752,725
Samsung SDI Co. Ltd.	38,955	2,866,402
Sunny Optical Technology Group Co. Ltd.	3,712,100	7,163,425
Taiyo Yuden Co. Ltd.	56,900	713,919
TDK Corp.	10,300	722,209
TPK Holding Co. Ltd.	688,000	2,346,936
Universal Display Corp. (a)	21,800	1,040,078
Yageo Corp.	2,063,660	2,933,187
Yaskawa Electric Corp.	1,100	13,056
		22,822,611
Electronic Equipment & Instruments - 0.3%
Chroma ATE, Inc.	1,671,683	3,379,271
Cognex Corp.	34,600	1,566,342
FEI Co.	200	17,194
Keyence Corp.	300	151,289
		5,114,096
Electronic Manufacturing Services - 1.8%
TE Connectivity Ltd.	110,729	6,745,611
Trimble Navigation Ltd. (a)	945,396	21,838,648
		28,584,259
Technology Distributors - 0.2%
Digital China Holdings Ltd. (H Shares)	2,566,000	2,542,069

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		59,063,035

Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Intai Technology Corp.	439,000	1,553,001
Olympus Corp.	4,500	172,469
		1,725,470
Health Care Providers & Services - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	600	20,196
Health Care Technology - 0.7%
Health Care Technology - 0.7%
athenahealth, Inc. (a)	66,994	9,376,480
M3, Inc.	78,200	1,844,343
Medidata Solutions, Inc. (a)	15,200	817,760
		12,038,583
Hotels, Restaurants & Leisure - 0.3%
Casinos & Gaming - 0.3%
500.com Ltd. sponsored ADR Class A (a)(b)	186,100	4,378,933
Household Durables - 0.6%
Consumer Electronics - 0.4%
Sky Light Holdings Ltd. (a)	920,000	391,626
Skyworth Digital Holdings Ltd.	328,000	250,898
Sony Corp. (a)	122,400	3,469,602
Sony Corp. sponsored ADR (a)	49,900	1,414,665
TCL Multimedia Technology Holdings Ltd.	342,000	176,464
		5,703,255
Household Appliances - 0.2%
Haier Electronics Group Co. Ltd.	1,451,000	3,410,242

TOTAL HOUSEHOLD DURABLES		9,113,497

Internet & Catalog Retail - 3.3%
Internet Retail - 3.3%
Amazon.com, Inc. (a)	32,600	17,478,490
ASOS PLC (a)	3,500	185,836
E-Commerce China Dangdang, Inc. ADR (a)(b)	84,315	569,126
Groupon, Inc. Class A (a)(b)	1,998,500	9,632,770
Jumei International Holding Ltd. sponsored ADR (a)(b)	1,105,410	20,682,221
MySale Group PLC (a)	19,300	14,166
Qunar Cayman Islands Ltd. sponsored ADR (a)	21,527	898,968
Travelport Worldwide Ltd.	85,223	1,086,593
Vipshop Holdings Ltd. ADR (a)	114,100	2,223,809
zulily, Inc. Class A (a)	1,000	13,210
		52,785,189
Internet Software & Services - 28.6%
Internet Software & Services - 28.6%
58.com, Inc. ADR (a)(b)	159,700	9,484,583
Alibaba Group Holding Ltd. sponsored ADR (b)	196,200	15,370,308
Baidu.com, Inc. sponsored ADR (a)	85,400	14,745,164
ChannelAdvisor Corp. (a)	166,464	1,679,622
Constant Contact, Inc. (a)	400	10,336
Cornerstone OnDemand, Inc. (a)	109,032	3,931,694
Cvent, Inc. (a)	50,808	1,367,751
Demandware, Inc. (a)	34,006	2,569,493
DeNA Co. Ltd.	324,400	6,452,140
eBay, Inc. (a)	12,900	362,748
eGain Communications Corp. (a)(b)	64,050	285,663
Endurance International Group Holdings, Inc. (a)	488,000	9,862,480
Facebook, Inc. Class A (a)	1,189,111	111,788,325
Google, Inc.:
Class A (a)	121,887	80,140,703
Class C	132,655	82,990,295
HomeAway, Inc. (a)	271,390	8,152,556
Hortonworks, Inc.	1,500	36,390
LendingClub Corp.	700	10,157
LinkedIn Corp. Class A (a)	3,800	772,388
Marketo, Inc. (a)	87,813	2,670,393
Momo, Inc. ADR	1,386	22,439
NAVER Corp.	19,851	8,903,702
New Relic, Inc.	400	13,920
NIC, Inc.	59,508	1,073,524
Q2 Holdings, Inc. (a)	700	19,033
Qihoo 360 Technology Co. Ltd. ADR (a)(b)	52,911	3,281,011
Rackspace Hosting, Inc. (a)	30,639	1,042,645
Renren, Inc. ADR (a)(b)	164,400	577,044
SciQuest, Inc. (a)	185,354	2,203,859
SINA Corp. (a)	17,700	718,797
Sohu.com, Inc. (a)	17,300	832,649
SouFun Holdings Ltd. ADR (b)	587,200	3,916,624
Textura Corp. (a)	247,315	7,172,135
Twitter, Inc. (a)	137,100	4,251,471
Web.com Group, Inc. (a)	203,586	5,067,256
Weibo Corp. sponsored ADR (a)(b)	57,000	799,710
Xunlei Ltd. sponsored ADR (a)	490,873	4,540,575
Yahoo!, Inc. (a)	909,400	33,347,698
Yelp, Inc. (a)(b)	110,643	2,920,975
Youku Tudou, Inc. ADR (a)(b)	1,153,305	22,374,117
YY, Inc. ADR (a)(b)	2,651	156,701
Zillow Group, Inc. (a)(b)	47,510	3,872,065
		459,791,139
IT Services - 6.1%
Data Processing & Outsourced Services - 5.6%
Euronet Worldwide, Inc. (a)	25,835	1,769,698
Fidelity National Information Services, Inc.	331,495	21,689,718
FleetCor Technologies, Inc. (a)	56,800	8,793,776
Optimal Payments PLC (a)	2,105,200	8,679,226
PayPal Holdings, Inc. (a)	12,900	499,230
Total System Services, Inc.	267,153	12,347,812
Vantiv, Inc. (a)	246,600	10,850,400
Visa, Inc. Class A	333,800	25,148,492
		89,778,352
IT Consulting & Other Services - 0.5%
Cognizant Technology Solutions Corp. Class A (a)	135,094	8,524,431
EPAM Systems, Inc. (a)	2,861	212,029
Virtusa Corp. (a)	400	19,176
		8,755,636

TOTAL IT SERVICES		98,533,988

Machinery - 1.2%
Construction Machinery & Heavy Trucks - 0.8%
Zhengzhou Yutong Bus Co. Ltd.	4,257,508	13,273,538
Industrial Machinery - 0.4%
Harmonic Drive Systems, Inc.	52,100	778,967
Minebea Ltd.	355,000	5,565,538
		6,344,505

TOTAL MACHINERY		19,618,043

Media - 1.1%
Advertising - 0.1%
iCar Asia Ltd. (a)(b)	1,257,513	689,384
Cable & Satellite - 0.4%
Naspers Ltd. Class N	40,745	5,700,966
Movies & Entertainment - 0.4%
Bona Film Group Ltd. sponsored ADR (a)	234,644	2,768,799
IMAX Corp. (a)	109,500	4,096,395
		6,865,194
Publishing - 0.2%
NEXT Co. Ltd.	21,800	163,058
Schibsted ASA:
(A Shares)	54,400	1,896,703
(B Shares) (a)	54,383	1,777,603
		3,837,364

TOTAL MEDIA		17,092,908

Professional Services - 0.2%
Human Resource & Employment Services - 0.1%
51job, Inc. sponsored ADR (a)	400	12,224
WageWorks, Inc. (a)	30,744	1,535,663
		1,547,887
Research & Consulting Services - 0.1%
ICF International, Inc. (a)	33,600	1,231,776
Verisk Analytics, Inc. (a)	168	13,122
		1,244,898

TOTAL PROFESSIONAL SERVICES		2,792,785

Real Estate Management & Development - 0.0%
Real Estate Development - 0.0%
Greenland Hong Kong Holdings Ltd.	1,094,000	629,393
Road & Rail - 0.0%
Trucking - 0.0%
eHi Car Service Co. Ltd. sponsored ADR (b)	24,400	283,772
Semiconductors & Semiconductor Equipment - 10.3%
Semiconductor Equipment - 0.2%
Hermes Microvision, Inc.	12,000	596,968
Nanometrics, Inc. (a)	9,409	128,715
Rubicon Technology, Inc. (a)(b)	681,267	1,205,843
SunEdison, Inc. (a)	700	16,296
Ultratech, Inc. (a)	121,600	1,935,872
		3,883,694
Semiconductors - 10.1%
Analog Devices, Inc.	2,800	163,324
Atmel Corp.	1,565,000	12,958,200
Avago Technologies Ltd.	82,500	10,324,050
Broadcom Corp. Class A	125,022	6,327,363
Cavium, Inc. (a)	13,700	928,860
Cirrus Logic, Inc. (a)	22,714	749,789
Everlight Electronics Co. Ltd.	2,141,000	2,819,953
First Solar, Inc. (a)	64,800	2,870,640
Freescale Semiconductor, Inc. (a)	78,356	3,124,054
Genesis Photonics, Inc. (a)	2,474,066	777,541
Hua Hong Semiconductor Ltd. (a)	1,615,000	1,585,355
Inotera Memories, Inc. (a)	5,467,000	3,289,525
Intel Corp.	133,900	3,876,405
Intersil Corp. Class A	351,594	3,913,241
Lextar Electronics Corp.	437,000	209,804
M/A-COM Technology Solutions Holdings, Inc. (a)(b)	38,107	1,284,587
MagnaChip Semiconductor Corp. (a)	114,554	980,582
Marvell Technology Group Ltd.	2,091,782	26,021,768
Maxim Integrated Products, Inc.	592,700	20,175,508
Melexis NV	293	15,636
Micron Technology, Inc. (a)	608,700	11,267,037
Microsemi Corp. (a)	182,200	6,001,668
Monolithic Power Systems, Inc.	71,201	3,681,804
Novatek Microelectronics Corp.	979,000	3,540,603
ON Semiconductor Corp. (a)	129,500	1,375,290
PMC-Sierra, Inc. (a)	326,200	2,221,422
Power Integrations, Inc.	41,500	1,608,540
Qorvo, Inc. (a)	269,133	15,596,257
Radiant Opto-Electronics Corp.	934,000	2,773,089
Sanken Electric Co. Ltd.	858,000	4,776,859
Semiconductor Manufacturing International Corp. (a)	13,421,000	1,205,967
Semtech Corp. (a)	266,998	4,696,495
Silicon Laboratories, Inc. (a)	30,900	1,390,191
STMicroelectronics NV	1,630	12,729
		162,544,136

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		166,427,830

Software - 14.9%
Application Software - 7.1%
Adobe Systems, Inc. (a)	189,316	15,522,019
ANSYS, Inc. (a)	175	16,476
Autodesk, Inc. (a)	139,500	7,055,910
Blackbaud, Inc.	17,200	1,051,952
Citrix Systems, Inc. (a)	203,115	15,357,525
Guidewire Software, Inc. (a)	190	11,220
Idreamsky Technology Ltd. ADR (b)	113,949	1,333,203
Interactive Intelligence Group, Inc. (a)	53,960	2,237,182
Intuit, Inc.	142,100	15,029,917
Kingdee International Software Group Co. Ltd.	8,813,800	3,808,706
Linx SA	700	10,318
Mobileye NV (a)	51,500	3,095,150
Parametric Technology Corp. (a)	43,100	1,566,685
Paycom Software, Inc. (a)	900	28,800
Paylocity Holding Corp. (a)(b)	45,300	1,627,176
Qlik Technologies, Inc. (a)	44,300	1,792,378
RealPage, Inc. (a)	219,900	4,222,080
Salesforce.com, Inc. (a)	374,519	27,452,243
SolarWinds, Inc. (a)	333	13,283
Splunk, Inc. (a)	21,696	1,517,418
SS&C Technologies Holdings, Inc.	52,200	3,551,166
Ultimate Software Group, Inc. (a)	76	14,000
Workday, Inc. Class A (a)	9,700	818,001
Workiva, Inc.	51,400	749,926
Yodlee, inc.	1,300	16,328
Zendesk, Inc. (a)(b)	288,700	5,955,881
		113,854,943
Home Entertainment Software - 1.3%
Activision Blizzard, Inc.	233,170	6,013,454
Nintendo Co. Ltd.	85,400	15,028,636
		21,042,090
Systems Software - 6.5%
Allot Communications Ltd. (a)	288,719	1,504,226
CommVault Systems, Inc. (a)	300	11,241
Fleetmatics Group PLC (a)	385,930	18,474,469
Imperva, Inc. (a)	300	19,710
Infoblox, Inc. (a)	900	21,150
Microsoft Corp.	709,600	33,138,320
NetSuite, Inc. (a)	107,077	10,583,491
Oracle Corp.	728,400	29,092,296
Progress Software Corp. (a)	82,300	2,442,664
Rapid7, Inc.	2,500	57,450
Red Hat, Inc. (a)	31,448	2,486,908
ServiceNow, Inc. (a)	71,495	5,755,348
Tableau Software, Inc. (a)	3,300	345,642
Varonis Systems, Inc. (a)	900	18,711
VMware, Inc. Class A (a)	200	17,826
		103,969,452

TOTAL SOFTWARE		238,866,485

Technology Hardware, Storage & Peripherals - 16.4%
Technology Hardware, Storage & Peripherals - 16.4%
Apple, Inc.	1,709,129	207,317,347
BlackBerry Ltd. (a)	1,486	11,521
Electronics for Imaging, Inc. (a)	87,100	3,980,470
EMC Corp.	258,400	6,948,376
Hewlett-Packard Co.	997,700	30,449,804
Nimble Storage, Inc. (a)	5,000	138,100
SanDisk Corp.	173,200	10,442,228
Seagate Technology LLC	30,400	1,538,240
Silicon Graphics International Corp. (a)	166,658	851,622
Stratasys Ltd. (a)	100	3,073
Western Digital Corp.	17,700	1,523,262
		263,204,043
Wireless Telecommunication Services - 0.6%
Wireless Telecommunication Services - 0.6%
Bharti Infratel Ltd.	936,976	6,554,916
RingCentral, Inc. (a)	170,800	3,364,760
		9,919,676
TOTAL COMMON STOCKS
(Cost $1,403,592,250)		1,572,889,858

Convertible Preferred Stocks - 1.0%
Internet & Catalog Retail - 0.4%
Internet Retail - 0.4%
Meituan Corp. Series D (d)	758,456	5,893,203
Internet Software & Services - 0.6%
Internet Software & Services - 0.6%
Uber Technologies, Inc. Series D, 8.00% (a)(d)	232,064	9,199,017
IT Services - 0.0%
Data Processing & Outsourced Services - 0.0%
Nutanix, Inc. Series E (d)	39,963	636,211
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $8,930,115)		15,728,431

Money Market Funds - 7.3%
Fidelity Cash Central Fund, 0.17% (e)	14,154,017	14,154,017
Fidelity Securities Lending Cash Central Fund, 0.18% (e)(f)	103,635,609	103,635,609
TOTAL MONEY MARKET FUNDS
(Cost $117,789,626)		117,789,626
TOTAL INVESTMENT PORTFOLIO - 106.1%
(Cost $1,530,311,991)		1,706,407,915
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(98,362,251)
NET ASSETS - 100%		$1,608,045,664

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,090,401 or 1.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,767,171 or 1.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
JHL Biotech, Inc.	4/14/15	$1,038,740
Meituan Corp. Series D	1/26/15	$4,794,731
Nutanix, Inc. Series E	8/26/14	$535,364
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$3,600,020

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,620
Fidelity Securities Lending Cash Central Fund	708,181
Total	$736,801

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,572,889,858	$1,547,433,582	$12,799,867	$12,656,409
Convertible Preferred Stocks	15,728,431	--	--	15,728,431
Money Market Funds	117,789,626	117,789,626	--	--
Total Investments in Securities:	$1,706,407,915	$1,665,223,208	$12,799,867	$28,384,840

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$98,181,240

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$4,087,100
Total Realized Gain (Loss)	9,015
Total Unrealized Gain (Loss)	4,689,501
Cost of Purchases	20,118,557
Proceeds of Sales	(519,333)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$28,384,840
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$4,657,248

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.6%
Cayman Islands	8.8%
Japan	2.8%
Bermuda	2.3%
Taiwan	1.5%
Ireland	1.2%
Netherlands	1.1%
Korea (South)	1.0%
Others (Individually Less Than 1%)	4.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $102,017,859) — See accompanying schedule: Unaffiliated issuers (cost $1,412,522,365)	$1,588,618,289
Fidelity Central Funds (cost $117,789,626)	117,789,626
Total Investments (cost $1,530,311,991)		$1,706,407,915
Cash		42,502
Foreign currency held at value (cost $68,863)		68,889
Receivable for investments sold		24,260,961
Receivable for fund shares sold		3,691,481
Dividends receivable		856,608
Distributions receivable from Fidelity Central Funds		70,382
Other receivables		74,920
Total assets		1,735,473,658
Liabilities
Payable for investments purchased	$21,243,022
Payable for fund shares redeemed	1,012,502
Accrued management fee	731,930
Distribution and service plan fees payable	305,784
Other affiliated payables	300,522
Other payables and accrued expenses	198,625
Collateral on securities loaned, at value	103,635,609
Total liabilities		127,427,994
Net Assets		$1,608,045,664
Net Assets consist of:
Paid in capital		$1,375,234,096
Accumulated net investment loss		(24,170)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		56,859,514
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		175,976,224
Net Assets		$1,608,045,664
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($468,819,422 ÷ 12,730,785 shares)		$36.83
Maximum offering price per share (100/94.25 of $36.83)		$39.08
Class T:
Net Asset Value and redemption price per share ($208,191,772 ÷ 5,904,054 shares)		$35.26
Maximum offering price per share (100/96.50 of $35.26)		$36.54
Class B:
Net Asset Value and offering price per share ($8,884,540 ÷ 276,368 shares)(a)		$32.15
Class C:
Net Asset Value and offering price per share ($138,204,865 ÷ 4,282,301 shares)(a)		$32.27
Class I:
Net Asset Value, offering price and redemption price per share ($783,945,065 ÷ 20,084,746 shares)		$39.03

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$11,806,425
Special dividends		3,045,103
Interest		26
Income from Fidelity Central Funds		736,801
Total income		15,588,355
Expenses
Management fee	$8,273,440
Transfer agent fees	2,965,004
Distribution and service plan fees	3,414,130
Accounting and security lending fees	484,390
Custodian fees and expenses	129,367
Independent trustees' compensation	25,623
Registration fees	87,583
Audit	73,061
Legal	21,277
Interest	718
Miscellaneous	14,353
Total expenses before reductions	15,488,946
Expense reductions	(157,981)	15,330,965
Net investment income (loss)		257,390
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	99,946,133
Redemption in-kind with affiliated entities	23,460,718
Foreign currency transactions	(306,614)
Total net realized gain (loss)		123,100,237
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $104,553)	30,812,391
Assets and liabilities in foreign currencies	(10,237)
Total change in net unrealized appreciation (depreciation)		30,802,154
Net gain (loss)		153,902,391
Net increase (decrease) in net assets resulting from operations		$154,159,781

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$257,390	$(3,870,002)
Net realized gain (loss)	123,100,237	107,601,371
Change in net unrealized appreciation (depreciation)	30,802,154	87,968,653
Net increase (decrease) in net assets resulting from operations	154,159,781	191,700,022
Distributions to shareholders from net investment income	(1,694,661)	–
Distributions to shareholders from net realized gain	(115,642,281)	(11,189,247)
Total distributions	(117,336,942)	(11,189,247)
Share transactions - net increase (decrease)	393,289,614	150,832,224
Redemption fees	24,197	21,186
Total increase (decrease) in net assets	430,136,650	331,364,185
Net Assets
Beginning of period	1,177,909,014	846,544,829
End of period (including accumulated net investment loss of $24,170 and accumulated net investment loss of $10,080, respectively)	$1,608,045,664	$1,177,909,014

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class A

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$36.06	$29.90	$25.25	$25.14	$19.83
Income from Investment Operations
Net investment income (loss)A	(.02)B	(.12)	(.07)	(.13)	(.18)
Net realized and unrealized gain (loss)	3.75	6.70	4.72	.24	5.49
Total from investment operations	3.73	6.58	4.65	.11	5.31
Distributions from net investment income	(.02)	–	–	–	–
Distributions from net realized gain	(2.94)	(.42)	–	–	–
Total distributions	(2.96)	(.42)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$36.83	$36.06	$29.90	$25.25	$25.14
Total ReturnD,E	10.94%	22.15%	18.42%	.44%	26.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.09%	1.14%	1.18%	1.18%	1.18%
Expenses net of fee waivers, if any	1.09%	1.14%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.08%	1.12%	1.14%	1.17%	1.16%
Net investment income (loss)	(.05)%B	(.35)%	(.25)%	(.55)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$468,819	$408,687	$355,306	$336,693	$375,609
Portfolio turnover rateH	142%I	186%	142%	201%	167%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class T

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.66	$28.79	$24.38	$24.33	$19.24
Income from Investment Operations
Net investment income (loss)A	(.11)B	(.19)	(.13)	(.19)	(.23)
Net realized and unrealized gain (loss)	3.60	6.45	4.54	.24	5.32
Total from investment operations	3.49	6.26	4.41	.05	5.09
Distributions from net realized gain	(2.89)	(.39)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$35.26	$34.66	$28.79	$24.38	$24.33
Total ReturnD,E	10.63%	21.89%	18.09%	.21%	26.46%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.35%	1.38%	1.42%	1.43%	1.43%
Expenses net of fee waivers, if any	1.35%	1.38%	1.42%	1.43%	1.43%
Expenses net of all reductions	1.34%	1.37%	1.39%	1.42%	1.40%
Net investment income (loss)	(.31)%B	(.60)%	(.50)%	(.80)%	(.98)%
Supplemental Data
Net assets, end of period (000 omitted)	$208,192	$196,067	$173,692	$172,709	$196,913
Portfolio turnover rateH	142%I	186%	142%	201%	167%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class B

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.83	$26.56	$22.60	$22.67	$18.01
Income from Investment Operations
Net investment income (loss)A	(.27)B	(.34)	(.24)	(.28)	(.33)
Net realized and unrealized gain (loss)	3.29	5.94	4.20	.21	4.99
Total from investment operations	3.02	5.60	3.96	(.07)	4.66
Distributions from net realized gain	(2.70)	(.33)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$32.15	$31.83	$26.56	$22.60	$22.67
Total ReturnD,E	10.04%	21.21%	17.52%	(.31)%	25.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.91%	1.92%	1.93%	1.93%	1.93%
Expenses net of fee waivers, if any	1.91%	1.92%	1.93%	1.93%	1.93%
Expenses net of all reductions	1.90%	1.91%	1.89%	1.92%	1.91%
Net investment income (loss)	(.86)%B	(1.14)%	(1.01)%	(1.30)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$8,885	$12,043	$13,745	$17,476	$25,508
Portfolio turnover rateH	142%I	186%	142%	201%	167%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class C

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.99	$26.68	$22.70	$22.77	$18.09
Income from Investment Operations
Net investment income (loss)A	(.25)B	(.33)	(.24)	(.29)	(.33)
Net realized and unrealized gain (loss)	3.29	5.98	4.22	.22	5.01
Total from investment operations	3.04	5.65	3.98	(.07)	4.68
Distributions from net realized gain	(2.76)	(.34)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$32.27	$31.99	$26.68	$22.70	$22.77
Total ReturnD,E	10.07%	21.31%	17.53%	(.31)%	25.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.87%	1.91%	1.93%	1.92%
Expenses net of fee waivers, if any	1.84%	1.87%	1.91%	1.93%	1.92%
Expenses net of all reductions	1.83%	1.86%	1.88%	1.91%	1.90%
Net investment income (loss)	(.80)%B	(1.09)%	(.99)%	(1.29)%	(1.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$138,205	$105,499	$84,858	$88,074	$89,819
Portfolio turnover rateH	142%I	186%	142%	201%	167%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.00) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class I

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$38.06	$31.47	$26.50	$26.30	$20.68
Income from Investment Operations
Net investment income (loss)A	.11B	(.02)	.02	(.06)	(.11)
Net realized and unrealized gain (loss)	3.96	7.06	4.95	.26	5.73
Total from investment operations	4.07	7.04	4.97	.20	5.62
Distributions from net investment income	(.07)	–	–	–	–
Distributions from net realized gain	(3.03)	(.45)	–	–	–
Total distributions	(3.10)	(.45)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$39.03	$38.06	$31.47	$26.50	$26.30
Total ReturnD	11.30%	22.55%	18.75%	.76%	27.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.83%	.86%	.86%	.87%
Expenses net of fee waivers, if any	.75%	.83%	.86%	.86%	.87%
Expenses net of all reductions	.74%	.82%	.83%	.85%	.85%
Net investment income (loss)	.29%B	(.05)%	.06%	(.23)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$783,945	$455,612	$218,944	$95,310	$81,350
Portfolio turnover rateG	142%H	186%	142%	201%	167%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I(formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 28,384,840	Adjusted transaction price	Proxy movement	2.0%	Increase
		Last transaction price	Transaction price	$3.74-$39.64/$36.00	Increase
		Market comparable	Discount rate	10.0%	Decrease
			EV/Sales multiple	7.4	Increase
			EV/GMV multiple	0.4	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$270,336,592
Gross unrealized depreciation	(107,365,713)
Net unrealized appreciation (depreciation) on securities	$162,970,879
Tax cost	$1,543,437,036

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$47,212,420
Undistributed long-term capital gain	$22,772,140
Net unrealized appreciation (depreciation) on securities and other investments	$162,958,929

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$73,053,772	$ 2,941,208
Long-term Capital Gains	44,283,170	8,248,039
Total	$117,336,942	$ 11,189,247

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,182,059,885 and $2,061,048,342, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,090,850	$17,201
Class T	.25%	.25%	1,018,776	4,754
Class B	.75%	.25%	106,441	80,121
Class C	.75%	.25%	1,198,063	192,863
			$3,414,130	$294,939

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$173,463
Class T	24,598
Class B*	2,793
Class C*	9,974
$210,828

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,039,702.24
Class T	501,133.25
Class B	32,234.30
Class C	288,800.24
Class I	1,103,135.15
	$ 2,965,004

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $39,865 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,741,000.35%		$718

Redemptions In-Kind. During the period, 2,476,292 shares of the Fund held by affiliated entities were redeemed for investments with a value of $93,826,692. The net realized gain of $23,460,718 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and investments valued at $311,440,613 in exchange for 8,219,599 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,128 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $708,181.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $127,319 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $6,525 and a portion of class-level operating expenses as follows:

Amount
Class A	$7,666
Class T	4,347
Class B	30
Class C	2,322
Class I	9,757
$ 24,122

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$285,364	$–
Class I	1,409,297	–
Total	$1,694,661	$–
From net realized gain
Class A	$33,752,271	$4,830,573
Class T	16,437,395	2,285,378
Class B	983,656	152,106
Class C	9,419,892	1,068,092
Class I	55,049,067	2,853,098
Total	$115,642,281	$11,189,247

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	2,913,106	1,967,332	$105,555,201	$66,338,054
Reinvestment of distributions	901,782	136,812	31,562,947	4,412,177
Shares redeemed	(2,417,005)	(2,655,768)	(86,800,900)	(89,258,893)
Net increase (decrease)	1,397,883	(551,624)	$50,317,248	$(18,508,662)
Class T
Shares sold	637,105	604,269	$22,054,709	$19,519,431
Reinvestment of distributions	476,624	71,453	16,015,842	2,218,622
Shares redeemed	(866,616)	(1,051,577)	(29,828,780)	(34,073,517)
Net increase (decrease)	247,113	(375,855)	$8,241,771	$(12,335,464)
Class B
Shares sold	11,273	9,706	$348,144	$287,815
Reinvestment of distributions	29,273	4,834	901,739	138,293
Shares redeemed	(142,494)	(153,751)	(4,494,534)	(4,566,688)
Net increase (decrease)	(101,948)	(139,211)	$(3,244,651)	$(4,140,580)
Class C
Shares sold	1,277,139	594,192	$40,629,084	$17,948,827
Reinvestment of distributions	261,235	31,647	8,065,851	909,547
Shares redeemed	(554,231)	(507,790)	(17,408,387)	(15,090,389)
Net increase (decrease)	984,143	118,049	$31,286,548	$3,767,985
Class I
Shares sold	23,671,191(a)	7,128,296	$899,915,317(a)	$254,841,416
Reinvestment of distributions	1,510,080	81,545	55,853,504	2,770,913
Shares redeemed	(17,066,384)(b)	(2,196,859)	(649,080,123)(b)	(75,563,384)
Net increase (decrease)	8,114,887	5,012,982	$306,688,698	$182,048,945

 (a) Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

 (b) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Fund was the owner of record of approximately 33% of the total outstanding shares of the Fund.

Fidelity Advisor® Utilities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(3.85)%	11.05%	7.25%
Class T (incl. 3.50% sales charge)	(1.84)%	11.27%	7.22%
Class B (incl. contingent deferred sales charge)	(3.53)%	11.26%	7.33%
Class C (incl. contingent deferred sales charge)	0.34%	11.55%	7.11%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Telecommunications & Utilities Growth Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Utilities Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,140	Fidelity Advisor® Utilities Fund - Class A
$21,043	S&P 500® Index

Fidelity Advisor® Utilities Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Douglas Simmons:  In a challenging year for utilities as a group, the fund's share classes underperformed the benchmark MSCI U.S. IMI Utilities 25/50 Index and the broad-based S&P 500®. (For specific class-level results, please see the Performance section of this report.) The fund underperformed the 9.22% return of the MSCI index due to a combination of stock picking and market selection. In general, the more regulated utility names that I tend to avoid performed the best for the one-year period, because they are more sensitive to interest rate movements. A sizable overweighting in the less interest-rate-sensitive names in the independent power producers & energy traders segment delivered the most significant hit. Energy producer NRG Energy was one of the primary detractors here. NRG depends on the capital markets to increase its cash flow and dividend payments. During the period, the capital markets were weak for many stocks tied to energy, calling into question whether NRG had the ability to issue equity to boost its dividend. The fund's out-of-index stake in oil & gas storage & transportation also hurt. Terminal operator Cheniere Energy declined during the time we owned it. The stock became caught up in the sector correction and declined from late March through July. On the flip side, a significant overweighting in Florida-based electric company NextEra Energy was the biggest contributor to relative performance, followed by natural gas infrastructure company NiSource.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Utilities Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	16.1	12.3
Exelon Corp.	13.0	9.9
Sempra Energy	11.2	9.2
Dominion Resources, Inc.	9.0	9.7
PPL Corp.	4.9	4.9
Edison International	4.9	3.4
PG&E Corp.	4.6	7.9
Calpine Corp.	4.3	4.0
NRG Energy, Inc.	3.9	2.7
FirstEnergy Corp.	3.1	1.9
	75.0

Top Industries (% of fund's net assets)

As of July 31, 2015
Electric Utilities	48.8%
Multi-Utilities	30.8%
Independent Power and Renewable Electricity Producers	11.6%
Oil, Gas & Consumable Fuels	4.7%
Real Estate Investment Trusts	2.7%
All Others*	1.4%

As of January 31, 2015
Electric Utilities	40.4%
Multi-Utilities	31.6%
Independent Power Producers & Renewable Electricity Producers	10.0%
Oil, Gas & Consumable Fuels	6.1%
Media	2.9%
All Others*	9.0%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Utilities Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Electric Utilities - 48.8%
Electric Utilities - 48.8%
Duke Energy Corp.	37,400	$2,775,828
Edison International	222,002	13,322,340
Exelon Corp.	1,106,250	35,499,563
FirstEnergy Corp.	244,200	8,293,032
ITC Holdings Corp.	138,400	4,675,152
NextEra Energy, Inc.	418,340	44,009,369
OGE Energy Corp.	263,423	7,839,468
PNM Resources, Inc.	20,800	548,704
PPL Corp.	420,572	13,378,395
Southern Co.	62,700	2,804,571
		133,146,422
Independent Power and Renewable Electricity Producers - 11.6%
Independent Power Producers & Energy Traders - 11.6%
Black Hills Corp.	67,500	2,812,050
Calpine Corp. (a)	645,217	11,807,471
Dynegy, Inc. (a)	146,057	3,804,785
NRG Energy, Inc.	476,415	10,695,517
NRG Yield, Inc. Class C	37,300	719,517
The AES Corp.	134,800	1,725,440
		31,564,780
Multi-Utilities - 30.8%
Multi-Utilities - 30.8%
Dominion Resources, Inc.	343,399	24,621,708
DTE Energy Co.	71,498	5,752,729
NiSource, Inc.	383,083	6,688,629
PG&E Corp.	238,218	12,508,827
Sempra Energy	300,637	30,598,834
TECO Energy, Inc.	52,000	1,150,240
WEC Energy Group, Inc.	59,760	2,928,240
		84,249,207
Oil, Gas & Consumable Fuels - 4.7%
Oil & Gas Storage & Transport - 4.7%
Cheniere Energy Partners LP Holdings LLC	310,762	6,793,257
Columbia Pipeline Group, Inc.	207,983	6,068,944
		12,862,201
Real Estate Investment Trusts - 2.7%
Specialized REITs - 2.7%
Crown Castle International Corp.	89,800	7,355,518
TOTAL COMMON STOCKS
(Cost $255,473,255)		269,178,128

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 0.17% (b)
(Cost $5,703,373)	5,703,373	5,703,373
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $261,176,628)		274,881,501
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(1,804,384)
NET ASSETS - 100%		$273,077,117

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,550
Fidelity Securities Lending Cash Central Fund	31,909
Total	$38,459

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $255,473,255)	$269,178,128
Fidelity Central Funds (cost $5,703,373)	5,703,373
Total Investments (cost $261,176,628)		$274,881,501
Receivable for investments sold		444,425
Receivable for fund shares sold		342,179
Dividends receivable		172,881
Distributions receivable from Fidelity Central Funds		1,393
Other receivables		17,965
Total assets		275,860,344
Liabilities
Payable for investments purchased	$1,836,357
Payable for fund shares redeemed	621,939
Accrued management fee	125,945
Distribution and service plan fees payable	93,851
Other affiliated payables	67,259
Other payables and accrued expenses	37,876
Total liabilities		2,783,227
Net Assets		$273,077,117
Net Assets consist of:
Paid in capital		$254,322,840
Undistributed net investment income		1,963,229
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,086,397
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,704,651
Net Assets		$273,077,117
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($140,148,128 ÷ 5,500,243 shares)		$25.48
Maximum offering price per share (100/94.25 of $25.48)		$27.03
Class T:
Net Asset Value and redemption price per share ($46,366,423 ÷ 1,818,810 shares)		$25.49
Maximum offering price per share (100/96.50 of $25.49)		$26.41
Class B:
Net Asset Value and offering price per share ($2,680,227 ÷ 106,168 shares)(a)		$25.25
Class C:
Net Asset Value and offering price per share ($52,171,987 ÷ 2,094,659 shares)(a)		$24.91
Class I:
Net Asset Value, offering price and redemption price per share ($31,710,352 ÷ 1,221,130 shares)		$25.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$8,553,813
Income from Fidelity Central Funds		38,459
Total income		8,592,272
Expenses
Management fee	$1,714,293
Transfer agent fees	752,256
Distribution and service plan fees	1,264,580
Accounting and security lending fees	122,418
Custodian fees and expenses	10,182
Independent trustees' compensation	5,535
Registration fees	79,393
Audit	46,568
Legal	3,948
Interest	319
Miscellaneous	3,532
Total expenses before reductions	4,003,024
Expense reductions	(49,428)	3,953,596
Net investment income (loss)		4,638,676
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,144,641
Foreign currency transactions	5,204
Futures contracts	(104,527)
Total net realized gain (loss)		6,045,318
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,645,462)
Assets and liabilities in foreign currencies	(222)
Total change in net unrealized appreciation (depreciation)		(5,645,684)
Net gain (loss)		399,634
Net increase (decrease) in net assets resulting from operations		$5,038,310

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,638,676	$3,559,541
Net realized gain (loss)	6,045,318	27,603,316
Change in net unrealized appreciation (depreciation)	(5,645,684)	1,610,263
Net increase (decrease) in net assets resulting from operations	5,038,310	32,773,120
Distributions to shareholders from net investment income	(4,008,742)	(3,729,207)
Distributions to shareholders from net realized gain	(17,304,031)	(88,322)
Total distributions	(21,312,773)	(3,817,529)
Share transactions - net increase (decrease)	(19,607,828)	71,585,618
Redemption fees	10,186	9,809
Total increase (decrease) in net assets	(35,872,105)	100,551,018
Net Assets
Beginning of period	308,949,222	208,398,204
End of period (including undistributed net investment income of $1,963,229 and undistributed net investment income of $1,595,872, respectively)	$273,077,117	$308,949,222

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.77	$23.48	$21.20	$19.09	$16.59
Income from Investment Operations
Net investment income (loss)A	.44	.41	.47	.43	.39
Net realized and unrealized gain (loss)	.18	3.35	2.24	2.07	2.50
Total from investment operations	.62	3.76	2.71	2.50	2.89
Distributions from net investment income	(.38)	(.46)	(.43)	(.39)	(.39)
Distributions from net realized gain	(1.52)	(.01)	–	–	–
Total distributions	(1.91)B	(.47)	(.43)	(.39)	(.39)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$25.48	$26.77	$23.48	$21.20	$19.09
Total ReturnD,E	2.01%	16.38%	13.09%	13.40%	17.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.13%	1.16%	1.20%	1.23%	1.24%
Expenses net of fee waivers, if any	1.13%	1.16%	1.20%	1.23%	1.24%
Expenses net of all reductions	1.11%	1.15%	1.16%	1.22%	1.20%
Net investment income (loss)	1.65%	1.64%	2.16%	2.24%	2.18%
Supplemental Data
Net assets, end of period (000 omitted)	$140,148	$154,134	$106,851	$99,813	$78,312
Portfolio turnover rateH	105%	112%	154%	195%	201%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.91 per share is comprised of distributions from net investment income of $.384 and distributions from net realized gain of $1.524 per share.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.78	$23.50	$21.21	$19.09	$16.59
Income from Investment Operations
Net investment income (loss)A	.36	.34	.41	.38	.35
Net realized and unrealized gain (loss)	.18	3.35	2.25	2.07	2.50
Total from investment operations	.54	3.69	2.66	2.45	2.85
Distributions from net investment income	(.31)	(.40)	(.37)	(.33)	(.35)
Distributions from net realized gain	(1.52)	(.01)	–	–	–
Total distributions	(1.83)	(.41)	(.37)	(.33)	(.35)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$25.49	$26.78	$23.50	$21.21	$19.09
Total ReturnC,D	1.72%	15.99%	12.81%	13.13%	17.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.45%	1.47%	1.49%	1.50%
Expenses net of fee waivers, if any	1.42%	1.45%	1.47%	1.49%	1.50%
Expenses net of all reductions	1.41%	1.44%	1.43%	1.48%	1.46%
Net investment income (loss)	1.35%	1.35%	1.89%	1.98%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$46,366	$49,272	$41,239	$38,276	$35,701
Portfolio turnover rateG	105%	112%	154%	195%	201%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.51	$23.24	$20.96	$18.86	$16.38
Income from Investment Operations
Net investment income (loss)A	.22	.21	.30	.28	.25
Net realized and unrealized gain (loss)	.19	3.33	2.23	2.05	2.49
Total from investment operations	.41	3.54	2.53	2.33	2.74
Distributions from net investment income	(.14)	(.26)	(.25)	(.23)	(.26)
Distributions from net realized gain	(1.52)	(.01)	–	–	–
Total distributions	(1.67)B	(.27)	(.25)	(.23)	(.26)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$25.25	$26.51	$23.24	$20.96	$18.86
Total ReturnD,E	1.23%	15.41%	12.24%	12.54%	16.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.94%	1.95%	1.96%	1.98%	1.99%
Expenses net of fee waivers, if any	1.94%	1.95%	1.96%	1.98%	1.99%
Expenses net of all reductions	1.93%	1.94%	1.92%	1.97%	1.95%
Net investment income (loss)	.83%	.85%	1.40%	1.49%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$2,680	$4,598	$5,289	$6,677	$7,773
Portfolio turnover rateH	105%	112%	154%	195%	201%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.67 per share is comprised of distributions from net investment income of $.141 and distributions from net realized gain of $1.524 per share.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.23	$23.03	$20.80	$18.75	$16.30
Income from Investment Operations
Net investment income (loss)A	.23	.23	.31	.29	.26
Net realized and unrealized gain (loss)	.19	3.29	2.20	2.03	2.46
Total from investment operations	.42	3.52	2.51	2.32	2.72
Distributions from net investment income	(.22)	(.31)	(.28)	(.27)	(.27)
Distributions from net realized gain	(1.52)	(.01)	–	–	–
Total distributions	(1.74)	(.32)	(.28)	(.27)	(.27)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$24.91	$26.23	$23.03	$20.80	$18.75
Total ReturnC,D	1.29%	15.52%	12.27%	12.56%	16.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.88%	1.89%	1.93%	1.95%	1.98%
Expenses net of fee waivers, if any	1.88%	1.89%	1.93%	1.95%	1.98%
Expenses net of all reductions	1.86%	1.88%	1.89%	1.95%	1.94%
Net investment income (loss)	.89%	.91%	1.43%	1.51%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$52,172	$54,810	$35,457	$29,942	$26,915
Portfolio turnover rateG	105%	112%	154%	195%	201%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.24	$23.87	$21.56	$19.40	$16.85
Income from Investment Operations
Net investment income (loss)A	.52	.51	.55	.50	.45
Net realized and unrealized gain (loss)	.20	3.39	2.26	2.10	2.54
Total from investment operations	.72	3.90	2.81	2.60	2.99
Distributions from net investment income	(.46)	(.52)	(.50)	(.44)	(.44)
Distributions from net realized gain	(1.52)	(.01)	–	–	–
Total distributions	(1.99)B	(.53)	(.50)	(.44)	(.44)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$25.97	$27.24	$23.87	$21.56	$19.40
Total ReturnD	2.35%	16.74%	13.40%	13.79%	18.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.85%	.89%	.92%	.98%
Expenses net of fee waivers, if any	.83%	.85%	.89%	.92%	.98%
Expenses net of all reductions	.81%	.84%	.85%	.91%	.94%
Net investment income (loss)	1.94%	1.95%	2.46%	2.55%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$31,710	$46,135	$19,562	$20,564	$10,914
Portfolio turnover rateG	105%	112%	154%	195%	201%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.99 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.524 per share.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$23,923,486
Gross unrealized depreciation	(11,159,436)
Net unrealized appreciation (depreciation) on securities	$ 12,764,050
Tax cost	$ 262,117,451

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,226,083
Undistributed long-term capital gain	$6,189,862
Net unrealized appreciation (depreciation) on securities and other investments	$12,763,828

The fund intends to elect to defer to its next fiscal year $2,425,490 of capital losses recognized during the period November 1, 2014 to July 31, 2015.

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$4,794,753	$ 3,817,529
Long-term Capital Gains	16,518,020	–
Total	$21,312,773	$ 3,817,529

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(104,527) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $321,335,111 and $360,849,616, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$390,136	$11,332
Class T	.25%	.25%	256,358	1,450
Class B	.75%	.25%	39,439	29,623
Class C	.75%	.25%	578,647	142,534
			$1,264,580	$184,939

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$127,007
Class T	16,306
Class B*	1,701
Class C*	11,621
$156,635

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$373,458.24
Class T	145,597.28
Class B	11,905.30
Class C	138,031.24
Class I	83,265.19
	$ 752,256

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,955 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,247,125.34%		$319

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $461 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $31,909.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $42,593 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $1,157 and a portion of class-level operating expenses as follows:

Amount
Class A	$3,044
Class T	790
Class B	10
Class C	1,066
Class I	768
$5,678

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$2,209,427	$2,098,780
Class T	589,279	689,503
Class B	23,317	54,086
Class C	465,161	483,241
Class I	721,558	403,597
Total	$4,008,742	$3,729,207
From net realized gain
Class A	$8,639,872	$45,735
Class T	2,863,183	17,387
Class B	255,750	2,010
Class C	3,177,658	15,931
Class I	2,367,568	7,259
Total	$17,304,031	$88,322

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	1,888,559	2,276,742	$50,338,260	$59,563,163
Reinvestment of distributions	365,507	82,514	9,845,503	1,888,613
Shares redeemed	(2,512,099)	(1,151,286)	(66,117,493)	(29,069,514)
Net increase (decrease)	(258,033)	1,207,970	$(5,933,730)	$32,382,262
Class T
Shares sold	388,662	365,889	$10,348,248	$9,445,083
Reinvestment of distributions	123,166	29,388	3,324,380	673,761
Shares redeemed	(532,785)	(310,668)	(14,023,975)	(7,776,879)
Net increase (decrease)	(20,957)	84,609	$(351,347)	$2,341,965
Class B
Shares sold	10,961	19,626	$290,048	$511,179
Reinvestment of distributions	9,053	2,105	242,668	47,986
Shares redeemed	(87,257)	(75,934)	(2,288,453)	(1,892,640)
Net increase (decrease)	(67,243)	(54,203)	$(1,755,737)	$(1,333,475)
Class C
Shares sold	773,976	898,033	$20,247,064	$23,064,197
Reinvestment of distributions	116,026	17,647	3,068,131	397,963
Shares redeemed	(884,724)	(365,639)	(22,817,991)	(9,096,804)
Net increase (decrease)	5,278	550,041	$497,204	$14,365,356
Class I
Shares sold	1,143,014	1,373,720	$31,002,673	$36,918,565
Reinvestment of distributions	90,001	15,288	2,465,972	354,761
Shares redeemed	(1,705,406)	(514,863)	(45,532,863)	(13,443,816)
Net increase (decrease)	(472,391)	874,145	$(12,064,218)	$23,829,510

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor® Biotechnology Fund, Fidelity Advisor® Communications Equipment Fund, Fidelity Advisor® Consumer Discretionary Fund, Fidelity Advisor® Electronics Fund, Fidelity Advisor® Energy Fund, Fidelity Advisor® Financial Services Fund, Fidelity Advisor® Health Care Fund, Fidelity Advisor® Industrials Fund, Fidelity Advisor® Technology Fund and Fidelity Advisor® Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor® Biotechnology Fund, Fidelity Advisor® Communications Equipment Fund, Fidelity Advisor® Consumer Discretionary Fund, Fidelity Advisor® Electronics Fund, Fidelity Advisor® Energy Fund, Fidelity Advisor® Financial Services Fund, Fidelity Advisor® Health Care Fund, Fidelity Advisor® Industrials Fund, Fidelity Advisor® Technology Fund and Fidelity Advisor® Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Biotechnology Fund, Fidelity Advisor® Communications Equipment Fund, Fidelity Advisor® Consumer Discretionary Fund, Fidelity Advisor® Electronics Fund, Fidelity Advisor® Energy Fund, Fidelity Advisor® Financial Services Fund, Fidelity Advisor® Health Care Fund, Fidelity Advisor® Industrials Fund, Fidelity Advisor® Technology Fund and Fidelity Advisor® Utilities Fund as of July 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 23, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period-B February 1, 2015 to July 31, 2015
Fidelity Advisor Biotechnology Fund
Class A	1.03%
Actual		$1,000.00	$1,196.00	$5.61
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class T	1.33%
Actual		$1,000.00	$1,194.30	$7.24
Hypothetical-C		$1,000.00	$1,018.20	$6.66
Class B	1.80%
Actual		$1,000.00	$1,191.70	$9.78
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class C	1.78%
Actual		$1,000.00	$1,191.30	$9.67
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Class I	.77%
Actual		$1,000.00	$1,197.30	$4.20
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Fidelity Advisor Communications Equipment Fund
Class A	1.40%
Actual		$1,000.00	$1,051.00	$7.12
Hypothetical-C		$1,000.00	$1,017.85	$7.00
Class T	1.65%
Actual		$1,000.00	$1,050.10	$8.39
Hypothetical-C		$1,000.00	$1,016.61	$8.25
Class B	2.15%
Actual		$1,000.00	$1,047.40	$10.91
Hypothetical-C		$1,000.00	$1,014.13	$10.74
Class C	2.15%
Actual		$1,000.00	$1,047.40	$10.91
Hypothetical-C		$1,000.00	$1,014.13	$10.74
Class I	1.15%
Actual		$1,000.00	$1,052.60	$5.85
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Fidelity Advisor Consumer Discretionary Fund
Class A	1.12%
Actual		$1,000.00	$1,123.20	$5.90
Hypothetical-C		$1,000.00	$1,019.24	$5.61
Class T	1.41%
Actual		$1,000.00	$1,121.20	$7.42
Hypothetical-C		$1,000.00	$1,017.80	$7.05
Class B	1.87%
Actual		$1,000.00	$1,118.60	$9.82
Hypothetical-C		$1,000.00	$1,015.52	$9.35
Class C	1.87%
Actual		$1,000.00	$1,118.50	$9.82
Hypothetical-C		$1,000.00	$1,015.52	$9.35
Class I	.85%
Actual		$1,000.00	$1,124.30	$4.48
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Fidelity Advisor Electronics Fund
Class A	1.22%
Actual		$1,000.00	$990.30	$6.02
Hypothetical-C		$1,000.00	$1,018.74	$6.11
Class T	1.61%
Actual		$1,000.00	$988.70	$7.94
Hypothetical-C		$1,000.00	$1,016.81	$8.05
Class B	2.06%
Actual		$1,000.00	$985.70	$10.14
Hypothetical-C		$1,000.00	$1,014.58	$10.29
Class C	2.01%
Actual		$1,000.00	$986.40	$9.90
Hypothetical-C		$1,000.00	$1,014.83	$10.04
Class I	.89%
Actual		$1,000.00	$991.30	$4.39
Hypothetical-C		$1,000.00	$1,020.38	$4.46
Fidelity Advisor Energy Fund
Class A	1.11%
Actual		$1,000.00	$923.10	$5.29
Hypothetical-C		$1,000.00	$1,019.29	$5.56
Class T	1.35%
Actual		$1,000.00	$921.90	$6.43
Hypothetical-C		$1,000.00	$1,018.10	$6.76
Class B	1.92%
Actual		$1,000.00	$919.40	$9.14
Hypothetical-C		$1,000.00	$1,015.27	$9.59
Class C	1.84%
Actual		$1,000.00	$919.60	$8.76
Hypothetical-C		$1,000.00	$1,015.67	$9.20
Class I	.85%
Actual		$1,000.00	$924.30	$4.06
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Fidelity Advisor Financial Services Fund
Class A	1.14%
Actual		$1,000.00	$1,089.70	$5.91
Hypothetical-C		$1,000.00	$1,019.14	$5.71
Class T	1.42%
Actual		$1,000.00	$1,088.20	$7.35
Hypothetical-C		$1,000.00	$1,017.75	$7.10
Class B	1.93%
Actual		$1,000.00	$1,085.80	$9.98
Hypothetical-C		$1,000.00	$1,015.22	$9.64
Class C	1.87%
Actual		$1,000.00	$1,085.90	$9.67
Hypothetical-C		$1,000.00	$1,015.52	$9.35
Class I	.83%
Actual		$1,000.00	$1,091.50	$4.30
Hypothetical-C		$1,000.00	$1,020.68	$4.16
Fidelity Advisor Health Care Fund
Class A	1.03%
Actual		$1,000.00	$1,147.00	$5.48
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class T	1.29%
Actual		$1,000.00	$1,145.50	$6.86
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class B	1.83%
Actual		$1,000.00	$1,142.50	$9.72
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Class C	1.78%
Actual		$1,000.00	$1,142.80	$9.46
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Class I	.78%
Actual		$1,000.00	$1,148.60	$4.16
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Fidelity Advisor Industrials Fund
Class A	1.05%
Actual		$1,000.00	$1,028.30	$5.28
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class T	1.31%
Actual		$1,000.00	$1,026.80	$6.58
Hypothetical-C		$1,000.00	$1,018.30	$6.56
Class B	1.83%
Actual		$1,000.00	$1,024.00	$9.18
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Class C	1.80%
Actual		$1,000.00	$1,024.40	$9.03
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class I	.78%
Actual		$1,000.00	$1,029.60	$3.93
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Fidelity Advisor Technology Fund
Class A	1.08%
Actual		$1,000.00	$1,080.10	$5.57
Hypothetical-C		$1,000.00	$1,019.44	$5.41
Class T	1.34%
Actual		$1,000.00	$1,078.30	$6.91
Hypothetical-C		$1,000.00	$1,018.15	$6.71
Class B	1.90%
Actual		$1,000.00	$1,075.60	$9.78
Hypothetical-C		$1,000.00	$1,015.37	$9.49
Class C	1.83%
Actual		$1,000.00	$1,075.70	$9.42
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Class I	.75%
Actual		$1,000.00	$1,081.80	$3.87
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Fidelity Advisor Utilities Fund
Class A	1.12%
Actual		$1,000.00	$937.50	$5.38
Hypothetical-C		$1,000.00	$1,019.24	$5.61
Class T	1.42%
Actual		$1,000.00	$935.80	$6.82
Hypothetical-C		$1,000.00	$1,017.75	$7.10
Class B	1.94%
Actual		$1,000.00	$933.80	$9.30
Hypothetical-C		$1,000.00	$1,015.17	$9.69
Class C	1.87%
Actual		$1,000.00	$934.00	$8.97
Hypothetical-C		$1,000.00	$1,015.52	$9.35
Class I	.83%
Actual		$1,000.00	$938.90	$3.99
Hypothetical-C		$1,000.00	$1,020.68	$4.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Biotechnology Fund
Class A	09/14/15	09/11/15	$0.000	$1.401
Class T	09/14/15	09/11/15	$0.000	$1.352
Class B	09/14/15	09/11/15	$0.000	$1.263
Class C	09/14/15	09/11/15	$0.000	$1.316
Fidelity Advisor Communications Equipment Fund
Class A	09/14/15	09/11/15	$0.000	$0.274
Class T	09/14/15	09/11/15	$0.000	$0.274
Class B	09/14/15	09/11/15	$0.000	$0.274
Class C	09/14/15	09/11/15	$0.000	$0.274
Fidelity Advisor Consumer Discretionary Fund
Class A	09/14/15	09/11/15	$0.011	$0.438
Class T	09/14/15	09/11/15	$0.000	$0.438
Class B	09/14/15	09/11/15	$0.000	$0.438
Class C	09/14/15	09/11/15	$0.000	$0.438
Fidelity Advisor Electronics Fund
Class A	09/14/15	09/11/15	$0.001	$1.494
Class T	09/14/15	09/11/15	$0.000	$1.465
Class B	09/14/15	09/11/15	$0.000	$1.411
Class C	09/14/15	09/11/15	$0.000	$1.440
Fidelity Advisor Energy Fund
Class A	09/14/15	09/11/15	$0.093	$0.000
Class T	09/14/15	09/11/15	$0.032	$0.000
Class B	09/14/15	09/11/15	$0.000	$0.000
Class C	09/14/15	09/11/15	$0.000	$0.000
Fidelity Advisor Financial Services Fund
Class A	09/14/15	09/11/15	$0.000	$0.000
Class T	09/14/15	09/11/15	$0.000	$0.000
Class B	09/14/15	09/11/15	$0.000	$0.000
Class C	09/14/15	09/11/15	$0.000	$0.000
Fidelity Advisor Health Care Fund
Class A	09/14/15	09/11/15	$0.000	$2.552
Class T	09/14/15	09/11/15	$0.000	$2.490
Class B	09/14/15	09/11/15	$0.000	$2.345
Class C	09/14/15	09/11/15	$0.000	$2.457
Fidelity Advisor Industrials Fund
Class A	09/14/15	09/11/15	$0.066	$2.647
Class T	09/14/15	09/11/15	$0.015	$2.647
Class B	09/14/15	09/11/15	$0.000	$2.647
Class C	09/14/15	09/11/15	$0.000	$2.647
Fidelity Advisor Technology Fund
Class A	09/14/15	09/11/15	$0.000	$1.606
Class T	09/14/15	09/11/15	$0.000	$1.552
Class B	09/14/15	09/11/15	$0.000	$1.417
Class C	09/14/15	09/11/15	$0.000	$1.495
Fidelity Advisor Utilities Fund
Class A	09/14/15	09/11/15	$0.216	$0.613
Class T	09/14/15	09/11/15	$0.168	$0.613
Class B	09/14/15	09/11/15	$0.018	$0.613
Class C	09/14/15	09/11/15	$0.090	$0.613

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$184,538,011
Fidelity Advisor Communications Equipment Fund	291,734
Fidelity Advisor Consumer Discretionary Fund	8,128,128
Fidelity Advisor Electronics Fund	979,994
Fidelity Advisor Energy Fund	0
Fidelity Advisor Financial Services Fund	0
Fidelity Advisor Health Care Fund	148,777,303
Fidelity Advisor Industrials Fund	71,825,671
Fidelity Advisor Technology Fund	29,079,653
Fidelity Advisor Utilities Fund	9,798,197

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	September 2014	December 2014
Fidelity Advisor Biotechnology Fund
Class A	0%	0%
Class T	0%	0%
Class B	0%	0%
Class C	0%	0%
Fidelity Advisor Communications Equipment Fund
Class A	100%	0%
Class T	100%	0%
Class B	0%	0%
Class C	0%	0%
Fidelity Advisor Consumer Discretionary Fund
Class A	37%	0%
Class T	41%	0%
Class B	56%	0%
Class C	49%	0%
Fidelity Advisor Electronics Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
Fidelity Advisor Energy Fund
Class A	45%	100%
Class T	50%	100%
Class B	66%	0%
Class C	57%	100%
Fidelity Advisor Financial Services Fund
Class A	100%	100%
Class T	100%	100%
Class B	0%	100%
Class C	0%	100%
Fidelity Advisor Health Care Fund
Class A	7%	29%
Class T	8%	37%
Class B	9%	79%
Class C	8%	50%
Fidelity Advisor Industrials Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	0%
Class C	100%	0%
Fidelity Advisor Technology Fund
Class A	7%	9%
Class T	8%	9%
Class B	9%	10%
Class C	8%	10%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2014	December 2014
Fidelity Advisor Biotechnology Fund
Class A	0%	0%
Class T	0%	0%
Class B	0%	0%
Class C	0%	0%
Fidelity Advisor Communications Equipment
Class A	100%	0%
Class T	100%	0%
Class B	0%	0%
Class C	0%	0%
Fidelity Advisor Consumer Discretionary Fund
Class A	39%	0%
Class T	43%	0%
Class B	58%	0%
Class C	51%	0%
Fidelity Advisor Electronics Fund
Class A	0%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
Fidelity Advisor Energy Fund
Class A	48%	100%
Class T	54%	100%
Class B	71%	0%
Class C	62%	100%
Fidelity Advisor Financial Services Fund
Class A	100%	100%
Class T	100%	100%
Class B	0%	100%
Class C	0%	100%
Fidelity Advisor Health Care Fund
Class A	10%	46%
Class T	11%	58%
Class B	13%	100%
Class C	12%	79%
Fidelity Advisor Industrials Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	0%
Class C	100%	0%
Fidelity Advisor Technology Fund
Class A	8%	12%
Class T	8%	12%
Class B	10%	14%
Class C	9%	13%
Fidelity Advisor Utilities Fund
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

AFOC-ANN-0915
1.762411.114

Fidelity Advisor Focus Funds®
Class I (formerly Institutional Class)

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor® Communications Equipment Fund

Fidelity Advisor® Consumer Discretionary Fund

Fidelity Advisor® Electronics Fund

Fidelity Advisor® Energy Fund

Fidelity Advisor® Financial Services Fund

Fidelity Advisor® Health Care Fund

Fidelity Advisor® Industrials Fund

Fidelity Advisor® Technology Fund

Fidelity Advisor® Utilities Fund

Annual Report

July 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Biotechnology Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Communications Equipment Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Consumer Discretionary Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Electronics Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Energy Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Financial Services Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Health Care Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Industrials Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Technology Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Performance
Management's Discussion of Fund Performance
Fidelity Advisor® Utilities Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Fidelity Advisor® Biotechnology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	60.00%	39.10%	18.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$55,653	Fidelity Advisor® Biotechnology Fund - Class I
$21,043	S&P 500® Index

Fidelity Advisor® Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Rajiv Kaul:  For the year, the fund's share classes handily outpaced the 51.91% return of the MSCI U.S. IMI Biotechnology 25/50 Index and the broadly based S&P 500®. (For specific class-level results, please see the Performance section of this report.) The fund's robust performance attracted steady inflows of capital, which I put to work in a variety of names. Versus the MSCI index, the fund was aided mainly by stock selection – specifically, investors' enthusiasm for small- and mid-cap biotech shares, which I tend to favor over large-caps for their more-robust growth prospects. Our top relative contributor was a large overweighting in mid-cap holding Anacor Pharmaceuticals, whose share price exploded higher in the final month of the period after the company reported positive results from two key Phase III studies on crisaborole, a non-steroidal ointment for patients with mild-to-moderate dermatitis. Several of the fund's top relative contributors were large-cap benchmark names I underweighted that failed to keep pace with the MSCI index: Biogen, Gilead Sciences and Amgen. Conversely, a large underweighting in bluebird bio curbed our relative results, in view of this index component's roughly 397% return. An overweighting in Epizyme also hampered our relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Biotechnology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	8.8	11.3
Biogen, Inc.	6.9	7.1
Celgene Corp.	6.0	7.3
Regeneron Pharmaceuticals, Inc.	5.4	4.1
Alexion Pharmaceuticals, Inc.	5.4	4.7
BioMarin Pharmaceutical, Inc.	4.9	2.7
Vertex Pharmaceuticals, Inc.	3.6	4.0
Anacor Pharmaceuticals, Inc.	2.3	0.4
Incyte Corp.	2.2	1.8
Radius Health, Inc.	1.9	1.1
	47.4

Top Industries (% of fund's net assets)

As of July 31, 2015
Biotechnology	90.4%
Pharmaceuticals	8.8%
Health Care Equipment & Supplies	0.2%
Life Sciences Tools & Services	0.1%
Capital Markets	0.0%
All Others*	0.5%

As of January 31, 2015
Biotechnology	94.2%
Pharmaceuticals	5.2%
Health Care Equipment & Supplies	0.1%
Life Sciences Tools & Services	0.0%
Personal Products	0.0%
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Biotechnology Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Biotechnology - 89.7%
Biotechnology - 89.7%
ACADIA Pharmaceuticals, Inc. (a)(b)	439,886	$21,470,836
Acceleron Pharma, Inc. (a)	534,157	15,298,256
Achillion Pharmaceuticals, Inc. (a)(b)	1,640,172	13,974,265
Acorda Therapeutics, Inc. (a)	665,253	22,858,093
Actelion Ltd.	102,247	15,120,663
Adamas Pharmaceuticals, Inc. (a)	891,152	22,064,924
Adaptimmune Therapeutics PLC sponsored ADR (b)	560,777	8,439,694
ADMA Biologics, Inc. (a)	50,300	468,796
Aduro Biotech, Inc. (b)	87,388	2,291,313
Aduro Biotech, Inc.	345,762	8,159,292
Aegerion Pharmaceuticals, Inc. (a)(b)(c)	1,437,389	27,497,252
Affimed NV	46,150	757,322
Agenus, Inc. (a)	487,360	4,162,054
Agenus, Inc. warrants 1/9/18 (a)	452,000	66,557
Agios Pharmaceuticals, Inc. (a)	41,571	4,580,293
Akebia Therapeutics, Inc. (a)	321,877	3,025,644
Alder Biopharmaceuticals, Inc. (a)	526,313	24,431,449
Aldeyra Therapeutics, Inc. (a)	478,895	4,252,588
Alexion Pharmaceuticals, Inc. (a)	1,125,715	222,261,170
Alkermes PLC (a)	347,441	24,327,819
Alnylam Pharmaceuticals, Inc. (a)	208,735	26,599,101
AMAG Pharmaceuticals, Inc. (a)(b)	815,018	52,079,650
Amarin Corp. PLC ADR (a)(b)	706,803	1,597,375
Amgen, Inc.	387,830	68,486,900
Amicus Therapeutics, Inc. (a)	768,570	13,211,718
Anacor Pharmaceuticals, Inc. (a)	625,028	93,247,927
Applied Genetic Technologies Corp. (a)(b)	210,996	3,894,986
Ardelyx, Inc. (a)	769,395	15,172,469
ARIAD Pharmaceuticals, Inc. (a)(b)	815,995	6,658,519
Array BioPharma, Inc. (a)	378,104	2,196,784
Ascendis Pharma A/S ADR	35,700	715,071
Asterias Biotherapeutics, Inc. (a)(b)	115,938	570,415
Atara Biotherapeutics, Inc. (b)	290,699	16,319,842
aTyr Pharma, Inc. (a)	45,620	855,375
aTyr Pharma, Inc.	55,238	932,141
Avalanche Biotechnologies, Inc. (a)	125,129	1,841,899
Baxalta, Inc.	37,900	1,244,257
BioCryst Pharmaceuticals, Inc. (a)	326,300	5,051,124
Biogen, Inc. (a)	888,906	283,365,455
BioMarin Pharmaceutical, Inc. (a)	1,375,020	201,124,175
Bionovo, Inc. warrants 2/2/16 (a)	56,850	1
BioTime, Inc. warrants 10/1/18 (a)	2	2
bluebird bio, Inc. (a)	33,549	5,563,431
Blueprint Medicines Corp.	102,288	2,763,822
Calithera Biosciences, Inc. (b)	497,158	3,678,969
Cara Therapeutics, Inc. (a)	273,227	5,822,467
Catabasis Pharmaceuticals, Inc.	138,100	1,795,300
Catalyst Pharmaceutical Partners, Inc.:
warrants 5/2/17 (a)	8,557	31,409
warrants 5/30/17 (a)	17,900	70,184
Celgene Corp. (a)	1,889,799	248,036,119
Cell Therapeutics, Inc. warrants 7/6/16 (a)	46,404	0
Celldex Therapeutics, Inc. (a)(b)	539,120	12,696,276
Cellectis SA sponsored ADR	40,000	1,420,400
Cepheid, Inc. (a)	51,400	2,857,326
Cerulean Pharma, Inc. (a)	1,310,113	5,292,857
Chiasma, Inc.	325,192	6,898,298
Chiasma, Inc.	29,500	695,315
Chiasma, Inc. warrants (a)	81,298	1,184,016
Chimerix, Inc. (a)	280,086	15,051,822
Cidara Therapeutics, Inc.	19,000	265,620
Cidara Therapeutics, Inc. Series B	223,967	2,817,953
Clovis Oncology, Inc. (a)	201,132	16,981,575
CTI BioPharma Corp. (a)(b)	1,758,315	3,252,883
Cytokinetics, Inc. (a)	67,916	433,983
Cytokinetics, Inc. warrants 6/25/17 (a)	244,500	90,798
DBV Technologies SA sponsored ADR (a)	258,000	11,246,220
Dicerna Pharmaceuticals, Inc. (a)	125,106	1,528,795
Dyax Corp. (a)	1,872,832	46,090,396
Eleven Biotherapeutics, Inc. (a)(b)	140,279	388,573
Emergent BioSolutions, Inc. (a)	146,555	4,811,401
Enanta Pharmaceuticals, Inc. (a)(b)	140,822	7,132,634
Epirus Biopharmaceuticals, Inc. (a)(b)	254,100	1,649,109
Epizyme, Inc. (a)(b)	2,060,493	45,969,599
Esperion Therapeutics, Inc. (a)(b)	389,646	24,158,052
Exact Sciences Corp. (a)(b)	364,159	8,765,307
Exelixis, Inc. (a)(b)	1,013,812	5,809,143
Fate Therapeutics, Inc. (a)(b)	198,704	1,402,850
Fibrocell Science, Inc. (a)	279,800	1,824,296
FibroGen, Inc. (b)	74,322	1,727,987
Forward Pharma A/S sponsored ADR	23,100	749,826
Foundation Medicine, Inc. (a)	159,200	3,230,964
Galapagos Genomics NV sponsored ADR	253,629	15,382,599
Genmab A/S (a)	387,749	36,493,151
Genocea Biosciences, Inc. (a)	159,921	2,078,973
Genomic Health, Inc. (a)	54,120	1,465,570
Geron Corp. (a)(b)	4,752,575	19,247,929
Gilead Sciences, Inc.	3,072,903	362,172,343
Halozyme Therapeutics, Inc. (a)(b)	839,755	19,599,882
Heron Therapeutics, Inc. (a)	403,200	13,039,488
Histogenics Corp. (b)(c)	672,534	4,284,042
Ignyta, Inc. (a)	629,000	8,717,940
Immune Design Corp. (a)	268,300	5,194,288
ImmunoGen, Inc. (a)(b)	1,104,927	19,910,785
Immunomedics, Inc. (a)(b)	1,111,071	2,277,696
Incyte Corp. (a)	882,941	92,073,087
Infinity Pharmaceuticals, Inc. (a)	287,434	2,512,173
Insys Therapeutics, Inc. (a)(b)	585,194	26,286,914
Intercept Pharmaceuticals, Inc. (a)(b)	174,460	46,024,293
Intrexon Corp. (a)(b)	182,908	11,934,747
Ironwood Pharmaceuticals, Inc. Class A (a)	670,651	7,008,303
Isis Pharmaceuticals, Inc. (a)	366,994	20,158,980
JHL Biotech, Inc. (d)	234,770	878,040
Juno Therapeutics, Inc.	73,900	3,615,188
Juno Therapeutics, Inc. (e)	214,673	10,501,803
Karyopharm Therapeutics, Inc. (a)	650,766	13,353,718
Keryx Biopharmaceuticals, Inc. (a)(b)	673,542	5,374,865
Kite Pharma, Inc. (a)(b)	654,920	47,658,528
La Jolla Pharmaceutical Co. (a)	268,300	8,156,320
Lexicon Pharmaceuticals, Inc. (a)(b)	785,970	6,633,587
Ligand Pharmaceuticals, Inc. Class B (a)(b)	110,425	11,954,611
Lion Biotechnologies, Inc. (a)	369,046	3,159,034
Macrocure Ltd.	4,000	53,960
Macrogenics, Inc. (a)	511,457	19,230,783
MannKind Corp. (a)(b)	1,151,662	4,940,630
Medivation, Inc. (a)	535,177	56,370,193
Merrimack Pharmaceuticals, Inc. (a)	60,200	608,020
MiMedx Group, Inc. (a)(b)	250,413	2,686,931
Minerva Neurosciences, Inc. (b)	921,974	5,255,252
Momenta Pharmaceuticals, Inc. (a)	121,037	2,631,344
Myriad Genetics, Inc. (a)(b)	195,057	6,655,345
Neurocrine Biosciences, Inc. (a)	624,728	31,311,367
NewLink Genetics Corp. (a)	252,479	13,166,780
Nivalis Therapeutics, Inc.	18,600	315,642
Novavax, Inc. (a)	2,465,631	29,735,510
Novelos Therapeutics, Inc. warrants 12/6/16 (a)	137,600	80
OncoMed Pharmaceuticals, Inc. (a)	125,932	2,876,287
Ophthotech Corp. (a)	674,737	45,672,948
Opko Health, Inc. (a)(b)	586,151	9,595,292
Oragenics, Inc. (a)	250,308	655,807
Orexigen Therapeutics, Inc. (a)(b)	1,765,996	7,063,984
Organovo Holdings, Inc. (a)(b)	194,083	656,001
Osiris Therapeutics, Inc. (a)	203,971	4,350,701
OvaScience, Inc. (a)(b)	193,445	5,513,183
PolyMedix, Inc. warrants 4/10/16 (a)	163,833	2
Portola Pharmaceuticals, Inc. (a)	475,082	23,488,054
Progenics Pharmaceuticals, Inc. (a)(b)	793,543	6,872,082
ProNai Therapeutics, Inc.	199,883	5,476,794
ProQR Therapeutics BV (a)	249,416	4,035,551
Proteon Therapeutics, Inc. (b)	137,500	2,376,000
Prothena Corp. PLC (a)	113,234	7,470,047
PTC Therapeutics, Inc. (a)	313,245	16,041,276
Puma Biotechnology, Inc. (a)(b)	291,758	26,433,275
Radius Health, Inc. (a)(b)	975,562	76,406,016
Raptor Pharmaceutical Corp. (a)(b)	625,173	8,902,464
Receptos, Inc. (a)	57,870	13,186,258
Regeneron Pharmaceuticals, Inc. (a)	405,563	224,544,011
Regulus Therapeutics, Inc. (a)	254,763	2,089,057
Repligen Corp. (a)	361,227	12,646,557
Retrophin, Inc. (a)(b)	71,300	2,263,062
Rigel Pharmaceuticals, Inc. (a)	643,465	1,917,526
Sage Therapeutics, Inc. (b)	262,168	17,921,804
Sangamo Biosciences, Inc. (a)	682,052	6,240,776
Sarepta Therapeutics, Inc. (a)(b)	371,104	11,845,640
Seattle Genetics, Inc. (a)(b)	196,850	9,423,210
Seres Therapeutics, Inc.	237,191	8,977,679
Seres Therapeutics, Inc.	352,270	12,000,078
Sophiris Bio, Inc. (a)	141,653	123,181
Sorrento Therapeutics, Inc. (a)	7,400	153,772
Spark Therapeutics, Inc. (b)	269,670	16,568,525
Spectrum Pharmaceuticals, Inc. (a)	338,247	2,338,978
Stemline Therapeutics, Inc. (a)(b)	348,093	3,735,038
Sunesis Pharmaceuticals, Inc. (a)(b)	830,240	1,158,185
Synta Pharmaceuticals Corp. (a)	471,286	999,126
TESARO, Inc. (a)	391,937	22,732,346
TG Therapeutics, Inc. (a)(b)	1,273,655	22,225,280
Threshold Pharmaceuticals, Inc. (a)	26,804	115,793
Threshold Pharmaceuticals, Inc. warrants 3/16/16 (a)	35,146	66,462
Tokai Pharmaceuticals, Inc. (b)	91,000	1,186,640
Ultragenyx Pharmaceutical, Inc. (a)	365,327	44,178,994
uniQure B.V. (a)	158,829	4,089,847
United Therapeutics Corp. (a)	142,294	24,098,912
Verastem, Inc. (a)(b)	331,008	2,416,358
Versartis, Inc. (a)	351,776	6,367,146
Vertex Pharmaceuticals, Inc. (a)	1,089,676	147,106,260
Vical, Inc. (a)	659,862	424,951
Vitae Pharmaceuticals, Inc. (b)	1,091,502	11,035,085
Vital Therapies, Inc. (a)(b)	218,579	3,545,351
Xencor, Inc. (a)	464,569	10,401,700
Xenon Pharmaceuticals, Inc.	102,215	1,113,121
XOMA Corp. (a)(b)	1,918,701	1,401,803
Zafgen, Inc. (a)(b)	1,306,751	49,617,335
ZIOPHARM Oncology, Inc. (a)(b)	29,667	396,351
		3,699,508,117
Capital Markets - 0.0%
Asset Management & Custody Banks - 0.0%
RPI International Holdings LP (d)	12,210	1,719,168
Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Bellerophon Therapeutics, Inc.	227,700	790,119
Vermillion, Inc. (a)(b)	1,165,400	2,330,800
Zosano Pharma Corp.	172,100	1,344,101
		4,465,020
Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
NantKwest, Inc.	83,700	2,561,220
Transgenomic, Inc. (a)	13,500	20,520
Transgenomic, Inc. warrants 2/3/17 (a)	81,000	43
		2,581,783
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	6,666	21,198
Pharmaceuticals - 8.2%
Pharmaceuticals - 8.2%
Achaogen, Inc. (a)	141,215	1,018,160
Adimab LLC unit (d)(f)	398,401	7,378,324
Aradigm Corp. (a)	8,786	65,192
Auris Medical Holding AG (a)	261,667	1,355,435
Biodel, Inc. (a)(b)	718,800	740,364
Carbylan Therapeutics, Inc.	699,867	4,836,081
Cempra, Inc. (a)	187,800	7,861,308
Collegium Pharmaceutical, Inc.	81,700	1,636,451
Dermira, Inc. (e)	162,931	3,678,982
Dermira, Inc.	449,300	10,145,194
Egalet Corp. (a)(b)	489,678	5,675,368
Eisai Co. Ltd.	342,900	22,397,027
Endo Health Solutions, Inc. (a)	58,774	5,145,076
Flex Pharma, Inc.	22,600	352,334
GW Pharmaceuticals PLC ADR (a)(b)	346,424	39,669,012
Horizon Pharma PLC (a)	1,745,938	64,337,815
Intra-Cellular Therapies, Inc. (a)	253,854	7,387,151
Jazz Pharmaceuticals PLC (a)	250,087	48,076,725
Kura Oncology, Inc.	325,932	2,059,890
Nektar Therapeutics (a)(b)	277,332	3,497,157
NeurogesX, Inc. (a)	150,000	900
Ocular Therapeutix, Inc.	196,271	4,531,897
Pacira Pharmaceuticals, Inc. (a)	152,160	10,106,467
Paratek Pharmaceuticals, Inc. (a)	683,303	17,191,903
Parnell Pharmaceuticals Holdings Ltd. (a)	123,569	594,367
Repros Therapeutics, Inc. (a)(b)	1,213,840	8,982,416
SCYNEXIS, Inc. (a)	111,900	889,605
Sun Pharmaceutical Industries Ltd. (a)	181,199	2,328,837
Tetraphase Pharmaceuticals, Inc. (a)	378,131	17,980,129
TherapeuticsMD, Inc. (a)	918,373	7,154,126
XenoPort, Inc. (a)	478,008	3,489,458
Zogenix, Inc. (a)(b)	560,316	10,819,702
Zogenix, Inc. warrants 7/27/17 (a)	32,985	9,657
ZS Pharma, Inc. (a)	259,204	15,482,255
		336,874,765
TOTAL COMMON STOCKS
(Cost $2,842,483,596)		4,045,170,051

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 1.4%
Biotechnology - 0.7%
Biotechnology - 0.7%
23andMe, Inc. Series E (d)	341,730	3,700,003
Aimmune Therapeutics, Inc. Series B (d)	349,360	6,623,865
CytomX Therapeutics, Inc. Series D (d)	4,092,403	607,075
Gensight Biologics Series B (d)	191,500	584,675
Immunocore Ltd. Series A (d)	17,149	3,238,594
Jounce Therapeutics, Inc. Series B (d)	1,591,779	3,597,421
Moderna LLC Series E (d)	54,410	3,355,465
Pronutria Biosciences, Inc. Series C (d)	341,857	3,445,919
RaNA Therapeutics LLC Series B (d)	1,310,353	1,415,181
Twist Bioscience Corp. Series C (d)	1,866,791	2,799,998
		29,368,196
Health Care Equipment & Supplies - 0.1%
Health Care Supplies - 0.1%
Novocure Ltd. Series J (d)	26,307	3,629,051
Pharmaceuticals - 0.6%
Pharmaceuticals - 0.6%
Afferent Pharmaceuticals, Inc. Series C (d)	1,915,787	4,699,998
Global Blood Therapeutics, Inc. Series B (d)	1,814,085	9,324,397
Kolltan Pharmaceuticals, Inc. Series D (a)(d)	1,610,391	1,610,391
MyoKardia, Inc. Series B (d)	1,781,076	4,800,000
Syros Pharmaceuticals, Inc. Series B, 6.00% (d)	163,994	515,942
Voyager Therapeutics, Inc. Series B (d)	1,200,000	3,600,000
		24,550,728

TOTAL CONVERTIBLE PREFERRED STOCKS		57,547,975

Nonconvertible Preferred Stocks - 0.0%
Biotechnology - 0.0%
Biotechnology - 0.0%
Moderna LLC Series D, 8.00% (a)(d)	26,918	1,660,033
TOTAL PREFERRED STOCKS
(Cost $49,323,372)		59,208,008

Money Market Funds - 7.7%
Fidelity Cash Central Fund, 0.17% (g)	30,057,446	30,057,446
Fidelity Securities Lending Cash Central Fund, 0.18% (g)(h)	286,288,233	286,288,233
TOTAL MONEY MARKET FUNDS
(Cost $316,345,679)		316,345,679
TOTAL INVESTMENT PORTFOLIO - 107.2%
(Cost $3,208,152,647)		4,420,723,738
NET OTHER ASSETS (LIABILITIES) - (7.2)%		(295,543,483)
NET ASSETS - 100%		$4,125,180,255

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $69,183,540 or 1.7% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,180,785 or 0.3% of net assets.

 (f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$3,700,003
Adimab LLC unit	9/17/14 - 6/5/15	$6,416,091
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$4,700,000
Aimmune Therapeutics, Inc. Series B	2/26/15	$2,620,200
CytomX Therapeutics, Inc. Series D	6/12/15	$607,075
Gensight Biologics Series B	7/2/15	$590,265
Global Blood Therapeutics, Inc. Series B	12/22/14	$4,535,213
Immunocore Ltd. Series A	7/27/15	$3,227,085
JHL Biotech, Inc.	4/14/15	$878,040
Jounce Therapeutics, Inc. Series B	4/17/15	$3,597,421
Kolltan Pharmaceuticals, Inc. Series D	3/13/14	$1,610,391
Moderna LLC Series D, 8.00%	11/6/13	$574,161
Moderna LLC Series E	12/18/14	$3,355,465
MyoKardia, Inc. Series B	4/20/15	$4,800,000
Novocure Ltd. Series J	6/1/15	$3,629,051
Pronutria Biosciences, Inc. Series C	1/30/15	$3,445,919
RaNA Therapeutics LLC Series B	7/17/15	$1,415,181
RPI International Holdings LP	5/21/15	$1,439,559
Syros Pharmaceuticals, Inc. Series B, 6.00%	10/9/14	$515,942
Twist Bioscience Corp. Series C	5/29/15	$2,800,000
Voyager Therapeutics, Inc. Series B	4/10/15	$3,600,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$33,479
Fidelity Securities Lending Cash Central Fund	4,375,447
Total	$4,408,926

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aegerion Pharmaceuticals, Inc.	$14,658,766	$26,915,448	$--	$--	$27,497,252
Aldeyra Therapeutics, Inc.	993,513	1,504,500	--	--	--
Histogenics Corp.	--	7,408,337	--	--	4,284,042
Repros Therapeutics, Inc.	2,969,436	10,793,250	--	--	--
Vitae Pharmaceuticals, Inc.	--	13,496,238	--	--	--
Total	$18,621,715	$60,117,773	$--	$--	$31,781,294

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$4,045,170,051	$4,000,807,658	$31,142,955	$13,219,438
Preferred Stocks	59,208,008	--	--	59,208,008
Money Market Funds	316,345,679	316,345,679	--	--
Total Investments in Securities:	$4,420,723,738	$4,317,153,337	$31,142,955	$72,427,446

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Other Investments in Securities
Beginning Balance	$--
Total Realized Gain (Loss)	(73,792)
Total Unrealized Gain (Loss)	2,499,647
Cost of Purchases	10,793,583
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$13,219,438
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$2,425,855
Preferred Stocks
Beginning Balance	$4,580,027
Total Realized Gain (Loss)	(37,571)
Total Unrealized Gain (Loss)	9,936,555
Cost of Purchases	47,138,818
Proceeds of Sales	(2,409,821)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$59,208,008
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$9,884,638

The information used in the above reconciliations represent fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $282,809,554) — See accompanying schedule: Unaffiliated issuers (cost $2,841,026,638)	$4,072,596,765
Fidelity Central Funds (cost $316,345,679)	316,345,679
Other affiliated issuers (cost $50,780,330)	31,781,294
Total Investments (cost $3,208,152,647)		$4,420,723,738
Cash		18,331
Foreign currency held at value (cost $3,238,596)		3,238,596
Receivable for investments sold		16,679,600
Receivable for fund shares sold		19,882,119
Distributions receivable from Fidelity Central Funds		449,549
Other receivables		21,759
Total assets		4,461,013,692
Liabilities
Payable for investments purchased	$42,505,382
Payable for fund shares redeemed	3,122,814
Accrued management fee	1,835,035
Distribution and service plan fees payable	1,181,168
Other affiliated payables	650,799
Other payables and accrued expenses	250,006
Collateral on securities loaned, at value	286,288,233
Total liabilities		335,833,437
Net Assets		$4,125,180,255
Net Assets consist of:
Paid in capital		$2,735,740,642
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		176,868,522
Net unrealized appreciation (depreciation) on investments		1,212,571,091
Net Assets		$4,125,180,255
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,560,528,108 ÷ 49,657,414 shares)		$31.43
Maximum offering price per share (100/94.25 of $31.43)		$33.35
Class T:
Net Asset Value and redemption price per share ($196,393,228 ÷ 6,533,001 shares)		$30.06
Maximum offering price per share (100/96.50 of $30.06)		$31.15
Class B:
Net Asset Value and offering price per share ($8,097,965 ÷ 292,071 shares)(a)		$27.73
Class C:
Net Asset Value and offering price per share ($956,494,535 ÷ 34,425,841 shares)(a)		$27.78
Class I:
Net Asset Value, offering price and redemption price per share ($1,403,666,419 ÷ 42,595,280 shares)		$32.95

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$3,283,311
Income from Fidelity Central Funds (including $4,375,447 from security lending)		4,408,926
Total income		7,692,237
Expenses
Management fee	$14,470,394
Transfer agent fees	4,982,034
Distribution and service plan fees	9,417,806
Accounting and security lending fees	807,688
Custodian fees and expenses	76,442
Independent trustees' compensation	41,710
Registration fees	411,171
Audit	50,757
Legal	25,848
Miscellaneous	19,628
Total expenses before reductions	30,303,478
Expense reductions	(106,911)	30,196,567
Net investment income (loss)		(22,504,330)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	265,574,762
Foreign currency transactions	(44,901)
Total net realized gain (loss)		265,529,861
Change in net unrealized appreciation (depreciation) on investment securities		881,295,858
Net gain (loss)		1,146,825,719
Net increase (decrease) in net assets resulting from operations		$1,124,321,389

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(22,504,330)	$(9,882,130)
Net realized gain (loss)	265,529,861	15,835,693
Change in net unrealized appreciation (depreciation)	881,295,858	126,643,560
Net increase (decrease) in net assets resulting from operations	1,124,321,389	132,597,123
Distributions to shareholders from net investment income	(69,565)	–
Distributions to shareholders from net realized gain	(51,362,234)	(3,083,051)
Total distributions	(51,431,799)	(3,083,051)
Share transactions - net increase (decrease)	1,521,666,795	713,552,409
Redemption fees	97,303	133,198
Total increase (decrease) in net assets	2,594,653,688	843,199,679
Net Assets
Beginning of period	1,530,526,567	687,326,888
End of period (including undistributed net investment income of $0 and accumulated net investment loss of $6,816,483, respectively)	$4,125,180,255	$1,530,526,567

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.19	$17.25	$11.79	$8.81	$6.67
Income from Investment Operations
Net investment income (loss)A	(.20)	(.13)	(.09)	(.07)	(.07)B
Net realized and unrealized gain (loss)	12.04	3.12	6.24	3.05	2.21
Total from investment operations	11.84	2.99	6.15	2.98	2.14
Distributions from net realized gain	(.60)	(.05)	(.69)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$31.43	$20.19	$17.25	$11.79	$8.81
Total ReturnD,E	59.66%	17.38%	54.94%	33.83%	32.08%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.04%	1.08%	1.15%	1.27%	1.35%
Expenses net of fee waivers, if any	1.04%	1.08%	1.15%	1.27%	1.35%
Expenses net of all reductions	1.04%	1.08%	1.14%	1.27%	1.34%
Net investment income (loss)	(.75)%	(.68)%	(.63)%	(.73)%	(.91)%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,560,528	$602,625	$286,695	$68,993	$30,639
Portfolio turnover rateH	26%	50%	22%	82%	99%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.39	$16.63	$11.42	$8.56	$6.50
Income from Investment Operations
Net investment income (loss)A	(.27)	(.19)	(.12)	(.10)	(.09)B
Net realized and unrealized gain (loss)	11.54	3.00	6.02	2.96	2.15
Total from investment operations	11.27	2.81	5.90	2.86	2.06
Distributions from net realized gain	(.60)	(.05)	(.69)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$30.06	$19.39	$16.63	$11.42	$8.56
Total ReturnD,E	59.17%	16.95%	54.50%	33.41%	31.69%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.35%	1.41%	1.46%	1.56%	1.64%
Expenses net of fee waivers, if any	1.35%	1.41%	1.46%	1.56%	1.64%
Expenses net of all reductions	1.34%	1.40%	1.46%	1.56%	1.64%
Net investment income (loss)	(1.05)%	(1.01)%	(.94)%	(1.02)%	(1.21)%B
Supplemental Data
Net assets, end of period (000 omitted)	$196,393	$95,945	$67,887	$28,154	$16,454
Portfolio turnover rateH	26%	50%	22%	82%	99%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.34) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.01	$15.52	$10.75	$8.09	$6.17
Income from Investment Operations
Net investment income (loss)A	(.35)	(.26)	(.17)	(.13)	(.12)B
Net realized and unrealized gain (loss)	10.67	2.80	5.63	2.79	2.04
Total from investment operations	10.32	2.54	5.46	2.66	1.92
Distributions from net realized gain	(.60)	(.05)	(.69)	–	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$27.73	$18.01	$15.52	$10.75	$8.09
Total ReturnD,E	58.42%	16.42%	53.76%	32.88%	31.12%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.83%	1.89%	1.94%	2.03%	2.10%
Expenses net of fee waivers, if any	1.83%	1.89%	1.94%	2.03%	2.10%
Expenses net of all reductions	1.82%	1.88%	1.94%	2.02%	2.09%
Net investment income (loss)	(1.53)%	(1.49)%	(1.42)%	(1.49)%	(1.66)%B
Supplemental Data
Net assets, end of period (000 omitted)	$8,098	$6,101	$8,136	$6,349	$5,849
Portfolio turnover rateH	26%	50%	22%	82%	99%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.04	$15.53	$10.76	$8.10	$6.18
Income from Investment Operations
Net investment income (loss)A	(.35)	(.25)	(.17)	(.13)	(.12)B
Net realized and unrealized gain (loss)	10.69	2.81	5.63	2.79	2.04
Total from investment operations	10.34	2.56	5.46	2.66	1.92
Distributions from net realized gain	(.60)	(.05)	(.69)	–	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$27.78	$18.04	$15.53	$10.76	$8.10
Total ReturnD,E	58.43%	16.54%	53.71%	32.84%	31.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.79%	1.83%	1.88%	2.01%	2.10%
Expenses net of fee waivers, if any	1.79%	1.83%	1.88%	2.01%	2.10%
Expenses net of all reductions	1.79%	1.83%	1.87%	2.01%	2.09%
Net investment income (loss)	(1.49)%	(1.43)%	(1.36)%	(1.47)%	(1.66)%B
Supplemental Data
Net assets, end of period (000 omitted)	$956,495	$359,967	$146,684	$31,710	$15,787
Portfolio turnover rateH	26%	50%	22%	82%	99%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.79) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Biotechnology Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.10	$17.97	$12.22	$9.10	$6.87
Income from Investment Operations
Net investment income (loss)A	(.14)	(.08)	(.05)	(.04)	(.05)B
Net realized and unrealized gain (loss)	12.60	3.26	6.49	3.16	2.28
Total from investment operations	12.46	3.18	6.44	3.12	2.23
Distributions from investment income	–C	–	–	–	–
Distributions from net realized gain	(.60)	(.05)	(.69)	–	–
Total distributions	(.61)D	(.05)	(.69)	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$32.95	$21.10	$17.97	$12.22	$9.10
Total ReturnE	60.00%	17.74%	55.39%	34.29%	32.46%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.81%	.85%	.95%	1.04%
Expenses net of fee waivers, if any	.78%	.81%	.85%	.95%	1.04%
Expenses net of all reductions	.77%	.80%	.84%	.94%	1.03%
Net investment income (loss)	(.48)%	(.41)%	(.32)%	(.40)%	(.60)%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,403,666	$465,889	$177,926	$26,772	$5,903
Portfolio turnover rateH	26%	50%	22%	82%	99%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.73) %.

 C Amount represents less than $.01 per share.

 D Total distributions of $.61 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.604 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 72,427,446	Black scholes	Discount for lack of marketability	10.0%	Decrease
		Discount cash flow	Discount rate	8.0%	Decrease
		Discount rate	Discount for lack of marketability	10.0%	Decrease
		Last transaction price	Transaction price	$0.15-$137.95/$27.68	Increase
		Registration statement	Discount rate	10.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. During the period, dividend income has been increased $415,705 with a corresponding decrease to net unrealized appreciation (depreciation) as a result of a change in the prior period estimate, which had no impact on the total net assets or total return of the Fund. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,391,318,986
Gross unrealized depreciation	(190,969,871)
Net unrealized appreciation (depreciation) on securities	$1,200,349,115
Tax Cost	$3,220,374,623

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 41,636,838
Undistributed long-term capital gain	$ 147,453,662
Net unrealized appreciation (depreciation) on securities and other investments	$1,200,349,115

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$69,565	$–
Long-term Capital Gains	51,362,234	3,083,051
Total	$51,431,799	$ 3,083,051

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,114,556,562 and $686,266,912, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,497,966	$59,669
Class T	.25%	.25%	714,048	2,248
Class B	.75%	.25%	72,711	54,539
Class C	.75%	.25%	6,133,081	2,675,253
			$9,417,806	$2,791,709

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,094,492
Class T	128,052
Class B*	3,865
Class C*	142,139
$2,368,548

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,895,518.19
Class T	351,986.25
Class B	16,532.23
Class C	1,168,975.19
Class I	1,549,023.18
	$ 4,982,034

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $58,735 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,449 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $58,478 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $14,520 and a portion of class-level operating expenses as follows:

Amount
Class A	$13,398
Class T	2,003
Class B	155
Class C	7,791
Class I	10,566
$33,913

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class I	$69,565	$–
Total	$69,565	$–
From net realized gain
Class A	$19,162,759	$1,291,021
Class T	3,137,062	234,772
Class B	191,809	24,488
Class C	13,249,824	722,216
Class I	15,620,780	810,554
Total	$51,362,234	$3,083,051

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	28,734,829	26,291,422	$782,311,246	$513,888,215
Reinvestment of distributions	750,777	64,680	17,834,437	1,162,299
Shares redeemed	(9,674,834)	(13,129,582)	(251,598,976)	(254,303,314)
Net increase (decrease)	19,810,772	13,226,520	$548,546,707	$260,747,200
Class T
Shares sold	2,609,939	2,490,442	$67,425,583	$47,007,190
Reinvestment of distributions	134,415	13,197	3,058,643	228,306
Shares redeemed	(1,158,298)	(1,639,876)	(29,041,801)	(30,470,117)
Net increase (decrease)	1,586,056	863,763	$41,442,425	$16,765,379
Class B
Shares sold	83,752	92,681	$1,983,767	$1,623,597
Reinvestment of distributions	8,590	1,384	180,710	22,292
Shares redeemed	(138,999)	(279,647)	(3,242,788)	(4,810,522)
Net increase (decrease)	(46,657)	(185,582)	$(1,078,311)	$(3,164,633)
Class C
Shares sold	18,036,528	14,509,075	$437,867,038	$256,484,365
Reinvestment of distributions	528,140	36,658	11,164,448	591,299
Shares redeemed	(4,090,881)	(4,036,055)	(97,122,016)	(69,713,827)
Net increase (decrease)	14,473,787	10,509,678	$351,909,470	$187,361,837
Class I
Shares sold	29,622,523	21,677,297	$833,349,459	$442,824,898
Reinvestment of distributions	532,595	35,974	13,257,162	674,146
Shares redeemed	(9,644,195)	(9,529,193)	(265,760,117)	(191,656,418)
Net increase (decrease)	20,510,923	12,184,078	$580,846,504	$251,842,626

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Communications Equipment Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	5.83%	8.57%	5.71%

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Developing Communications Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Communications Equipment Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,432	Fidelity Advisor® Communications Equipment Fund - Class I
$21,043	S&P 500® Index

Fidelity Advisor® Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Colin Anderson, who succeeded Ali Khan on January 31, 2015:  For the year, the fund's share classes mostly lagged the 5.84% return of the S&P® Custom Communications Equipment Index and underperformed the broadly based S&P 500® by a wide margin. (For specific class-level results, please see the Performance section of this report.) Versus the industry index, our relative results were meaningfully hurt by large underweightings in three strong-performing benchmark components. The fund's largest relative detractor by far was Palo Alto Networks, a strong-performing provider of enterprise security platforms. We had exited this position due to concerns about overvaluation. The second-largest relative detractor was Infinera, a provider of optical transport networking equipment. Here, too, we mostly missed this stock's robust return. Brocade Communications, a manufacturer of storage networking equipment, detracted because we didn't own it early in the period, when the stock was strongest. Additionally, the fund's foreign holdings detracted, partly due to a stronger U.S. dollar. Conversely, F5 Networks, a maker of application delivery controllers, was our top relative contributor. CommScope Holding, a maker of components for telecom equipment applications that we began buying in November, also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Communications Equipment Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	19.2	17.1
Cisco Systems, Inc.	16.9	17.8
F5 Networks, Inc.	6.9	2.6
Juniper Networks, Inc.	5.0	5.4
CommScope Holding Co., Inc.	4.8	1.9
Harris Corp.	4.6	0.0
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.4	4.8
Nokia Corp. sponsored ADR	3.9	5.5
Alcatel-Lucent SA sponsored ADR	3.8	3.9
Brocade Communications Systems, Inc.	3.4	0.0
	72.9

Top Industries (% of fund's net assets)

As of July 31, 2015
Communications Equipment	92.2%
Technology Hardware, Storage & Peripherals	2.8%
Semiconductors & Semiconductor Equipment	1.6%
Internet Software & Services	1.3%
Electronic Equipment & Components	1.0%
All Others*	1.1%

As of January 31, 2015
Communications Equipment	84.3%
Internet Software & Services	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Technology Hardware, Storage & Peripherals	2.6%
Software	2.4%
All Others*	4.1%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Communications Equipment Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
Communications Equipment - 92.2%
Communications Equipment - 92.2%
ADTRAN, Inc.	9,000	$148,500
Alcatel-Lucent SA sponsored ADR (a)	131,757	492,771
Arris Group, Inc. (a)	6,400	197,888
AudioCodes Ltd. (a)	5,900	17,287
Brocade Communications Systems, Inc.	43,700	448,362
Calix Networks, Inc. (a)	1,000	8,430
Ciena Corp. (a)	600	15,270
Cisco Systems, Inc.	78,024	2,217,442
CommScope Holding Co., Inc. (a)	20,100	630,537
EchoStar Holding Corp. Class A (a)	200	9,284
Extreme Networks, Inc. (a)	3,400	7,888
F5 Networks, Inc. (a)	6,715	900,750
Finisar Corp. (a)	15,700	273,337
Harris Corp.	7,300	605,462
Infinera Corp. (a)	2,200	52,668
InterDigital, Inc.	2,800	151,396
Ixia (a)	8,100	106,920
JDS Uniphase Corp. (a)	12,800	141,952
Juniper Networks, Inc.	23,188	659,003
Mitel Networks Corp. (a)	4,100	38,745
Motorola Solutions, Inc.	4,347	261,516
NETGEAR, Inc. (a)	1,000	33,490
Nokia Corp. sponsored ADR	72,520	511,266
Plantronics, Inc.	4,360	253,229
Polycom, Inc. (a)	8,499	96,719
QUALCOMM, Inc.	39,181	2,522,862
Radware Ltd. (a)	11,200	213,248
Ruckus Wireless, Inc. (a)	25,700	316,881
Sandvine Corp. (U.K.) (a)	5,100	13,687
Sonus Networks, Inc. (a)	8,440	68,111
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	54,320	582,854
Transmode AB	2,800	39,760
ViaSat, Inc. (a)	100	6,200
Wi-Lan, Inc.	21,800	45,672
		12,089,387
Diversified Telecommunication Services - 0.2%
Alternative Carriers - 0.2%
Vonage Holdings Corp. (a)	3,400	21,726
Electronic Equipment & Components - 1.0%
Electronic Components - 0.2%
II-VI, Inc. (a)	1,700	28,900
Electronic Manufacturing Services - 0.8%
TE Connectivity Ltd.	1,800	109,656

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		138,556

Internet Software & Services - 1.3%
Internet Software & Services - 1.3%
Google, Inc.:
Class A (a)	49	32,218
Class C	98	61,310
Rackspace Hosting, Inc. (a)	800	27,224
Web.com Group, Inc. (a)	2,200	54,758
		175,510
Semiconductors & Semiconductor Equipment - 1.6%
Semiconductors - 1.6%
Broadcom Corp. Class A	350	17,714
EZchip Semiconductor Ltd. (a)	1,000	16,500
GSI Technology, Inc. (a)	2,900	14,935
Marvell Technology Group Ltd.	6,200	77,128
Maxim Integrated Products, Inc.	1,690	57,528
Semtech Corp. (a)	1,300	22,867
		206,672
Software - 1.0%
Application Software - 0.2%
BroadSoft, Inc. (a)	400	13,968
Comverse, Inc. (a)	500	10,135
		24,103
Systems Software - 0.8%
Oracle Corp.	1,480	59,111
Rovi Corp. (a)(b)	4,000	43,960
		103,071

TOTAL SOFTWARE		127,174

Technology Hardware, Storage & Peripherals - 2.8%
Technology Hardware, Storage & Peripherals - 2.8%
BlackBerry Ltd. (a)	25,800	200,032
Hewlett-Packard Co.	2,200	67,144
QLogic Corp. (a)	5,100	45,237
Samsung Electronics Co. Ltd.	58	58,943
		371,356
TOTAL COMMON STOCKS
(Cost $10,922,531)		13,130,381

Money Market Funds - 0.4%
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)
(Cost $51,675)	51,675	51,675
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $10,974,206)		13,182,056
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(69,129)
NET ASSETS - 100%		$13,112,927

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$614
Fidelity Securities Lending Cash Central Fund	2,878
Total	$3,492

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.6%
Sweden	4.7%
Finland	3.9%
France	3.8%
Canada	2.3%
Israel	1.8%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $42,861) — See accompanying schedule: Unaffiliated issuers (cost $10,922,531)	$13,130,381
Fidelity Central Funds (cost $51,675)	51,675
Total Investments (cost $10,974,206)		$13,182,056
Receivable for investments sold		92,345
Receivable for fund shares sold		782
Dividends receivable		852
Distributions receivable from Fidelity Central Funds		16
Receivable from investment adviser for expense reductions		1,984
Other receivables		164
Total assets		13,278,199
Liabilities
Payable to custodian bank	$21,463
Payable for investments purchased	34,099
Payable for fund shares redeemed	4,817
Accrued management fee	5,901
Distribution and service plan fees payable	5,294
Other affiliated payables	3,762
Other payables and accrued expenses	38,261
Collateral on securities loaned, at value	51,675
Total liabilities		165,272
Net Assets		$13,112,927
Net Assets consist of:
Paid in capital		$10,672,818
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		232,260
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,207,849
Net Assets		$13,112,927
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,806,397 ÷ 382,262 shares)		$12.57
Maximum offering price per share (100/94.25 of $12.57)		$13.34
Class T:
Net Asset Value and redemption price per share ($4,028,933 ÷ 331,565 shares)		$12.15
Maximum offering price per share (100/96.50 of $12.15)		$12.59
Class B:
Net Asset Value and offering price per share ($288,051 ÷ 25,541 shares)(a)		$11.28
Class C:
Net Asset Value and offering price per share ($2,965,777 ÷ 263,095 shares)(a)		$11.27
Class I:
Net Asset Value, offering price and redemption price per share ($1,023,769 ÷ 78,674 shares)		$13.01

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$224,311
Income from Fidelity Central Funds		3,492
Total income		227,803
Expenses
Management fee	$81,024
Transfer agent fees	43,997
Distribution and service plan fees	65,847
Accounting and security lending fees	5,882
Custodian fees and expenses	10,816
Independent trustees' compensation	261
Registration fees	54,499
Audit	46,420
Legal	253
Miscellaneous	244
Total expenses before reductions	309,243
Expense reductions	(75,387)	233,856
Net investment income (loss)		(6,053)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	968,286
Foreign currency transactions	(817)
Total net realized gain (loss)		967,469
Change in net unrealized appreciation (depreciation) on: Investment securities	(133,967)
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation (depreciation)		(133,970)
Net gain (loss)		833,499
Net increase (decrease) in net assets resulting from operations		$827,446

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,053)	$32,595
Net realized gain (loss)	967,469	685,793
Change in net unrealized appreciation (depreciation)	(133,970)	1,223,850
Net increase (decrease) in net assets resulting from operations	827,446	1,942,238
Distributions to shareholders from net investment income	(25,322)	–
Share transactions - net increase (decrease)	(2,143,838)	1,539,076
Redemption fees	500	568
Total increase (decrease) in net assets	(1,341,214)	3,481,882
Net Assets
Beginning of period	14,454,141	10,972,259
End of period (including undistributed net investment income of $0 and $23,615, respectively)	$13,112,927	$14,454,141

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class A

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.94	$10.22	$7.71	$9.73	$8.67
Income from Investment Operations
Net investment income (loss)A	.02	.04B	.02	(.01)	(.06)
Net realized and unrealized gain (loss)	.64	1.68	2.50	(1.81)	1.12
Total from investment operations	.66	1.72	2.52	(1.82)	1.06
Distributions from net investment income	(.03)	–	(.01)	–	–
Distributions from net realized gain	–	–	–	(.20)	–
Total distributions	(.03)	–	(.01)	(.20)	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$12.57	$11.94	$10.22	$7.71	$9.73
Total ReturnD,E	5.54%	16.83%	32.65%	(18.88)%	12.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.90%	1.96%	2.22%	1.96%	1.64%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.37%	1.39%	1.39%
Net investment income (loss)	.16%	.40%B	.18%	(.16)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,806	$4,725	$3,962	$3,568	$8,787
Portfolio turnover rateH	60%	160%	33%	79%	101%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class T

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$11.55	$9.91	$7.49	$9.48	$8.46
Income from Investment Operations
Net investment income (loss)A	(.01)	.02B	(.01)	(.03)	(.09)
Net realized and unrealized gain (loss)	.62	1.62	2.43	(1.76)	1.11
Total from investment operations	.61	1.64	2.42	(1.79)	1.02
Distributions from net investment income	(.01)	–	–	–	–
Distributions from net realized gain	–	–	–	(.20)	–
Total distributions	(.01)	–	–	(.20)	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$12.15	$11.55	$9.91	$7.49	$9.48
Total ReturnD,E	5.24%	16.55%	32.31%	(19.06)%	12.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.19%	2.25%	2.52%	2.27%	1.97%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.62%	1.64%	1.64%
Net investment income (loss)	(.09)%	.14%B	(.07)%	(.41)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,029	$3,995	$3,342	$2,843	$4,607
Portfolio turnover rateH	60%	160%	33%	79%	101%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.11) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class B

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.77	$9.28	$7.05	$8.99	$8.06
Income from Investment Operations
Net investment income (loss)A	(.07)	(.04)B	(.05)	(.07)	(.13)
Net realized and unrealized gain (loss)	.58	1.53	2.28	(1.67)	1.06
Total from investment operations	.51	1.49	2.23	(1.74)	.93
Distributions from net realized gain	–	–	–	(.20)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$11.28	$10.77	$9.28	$7.05	$8.99
Total ReturnD,E	4.74%	16.06%	31.63%	(19.56)%	11.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.68%	2.74%	3.00%	2.71%	2.47%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.13%	2.13%	2.14%
Net investment income (loss)	(.60)%	(.36)%B	(.57)%	(.91)%	(1.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$288	$399	$480	$570	$1,316
Portfolio turnover rateH	60%	160%	33%	79%	101%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class C

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.76	$9.28	$7.05	$8.98	$8.06
Income from Investment Operations
Net investment income (loss)A	(.07)	(.04)B	(.05)	(.07)	(.13)
Net realized and unrealized gain (loss)	.58	1.52	2.28	(1.66)	1.05
Total from investment operations	.51	1.48	2.23	(1.73)	.92
Distributions from net realized gain	–	–	–	(.20)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$11.27	$10.76	$9.28	$7.05	$8.98
Total ReturnD,E	4.74%	15.95%	31.63%	(19.47)%	11.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.65%	2.73%	2.98%	2.71%	2.40%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.14%	2.12%	2.14%	2.14%
Net investment income (loss)	(.59)%	(.35)%B	(.57)%	(.91)%	(1.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,966	$2,744	$2,334	$2,142	$5,866
Portfolio turnover rateH	60%	160%	33%	79%	101%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.61) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Communications Equipment Fund Class I

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.35	$10.55	$7.95	$10.00	$8.88
Income from Investment Operations
Net investment income (loss)A	.05	.08B	.04	.01	(.04)
Net realized and unrealized gain (loss)	.67	1.72	2.58	(1.86)	1.16
Total from investment operations	.72	1.80	2.62	(1.85)	1.12
Distributions from net investment income	(.06)	–	(.02)	–	–
Distributions from net realized gain	–	–	–	(.20)	–
Total distributions	(.06)	–	(.02)	(.20)	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$13.01	$12.35	$10.55	$7.95	$10.00
Total ReturnD	5.83%	17.06%	32.92%	(18.66)%	12.61%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.57%	1.45%	1.93%	1.66%	1.22%
Expenses net of fee waivers, if any	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.14%	1.12%	1.13%	1.14%
Net investment income (loss)	.41%	.65%B	.43%	.10%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,024	$2,592	$855	$721	$2,855
Portfolio turnover rateG	60%	160%	33%	79%	101%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .39%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Communications Equipment Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,589,310
Gross unrealized depreciation	(437,689)
Net unrealized appreciation (depreciation) on securities	$2,151,621
Tax cost	$11,030,435

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$288,488
Net unrealized appreciation (depreciation) on securities and other investments	$2,151,621

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$25,322	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,595,689 and $9,004,220, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$12,585	$556
Class T	.25%	.25%	20,834	–
Class B	.75%	.25%	3,659	2,744
Class C	.75%	.25%	28,769	3,707
			$65,847	$7,007

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,870
Class T	1,201
Class B*	61
Class C*	235
$5,367

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$15,615.31
Class T	14,012.34
Class B	1,133.31
Class C	8,961.31
Class I	4,276.19
	$ 43,997

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $670 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $22 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,878.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.40%	$25,236
Class T	1.65%	22,436
Class B	2.15%	1,943
Class C	2.15%	14,490
Class I	1.15%	9,687
		$73,792

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,452 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $55 and a portion of class-level operating expenses as follows:

Amount
Class A	$14
Class T	8
Class B	1
Class C	8
Class I	57
$88

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$11,846	$–
Class T	1,754	–
Class I	11,722	–
Total	$25,322	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	153,268	118,184	$1,925,058	$1,378,044
Reinvestment of distributions	914	–	11,238	–
Shares redeemed	(167,571)	(110,145)	(2,111,373)	(1,218,133)
Net increase (decrease)	(13,389)	8,039	$(175,077)	$159,911
Class T
Shares sold	42,233	51,248	$505,832	$564,493
Reinvestment of distributions	146	–	1,738	–
Shares redeemed	(56,809)	(42,610)	(686,152)	(470,057)
Net increase (decrease)	(14,430)	8,638	$(178,582)	$94,436
Class B
Shares sold	–	64	$–	$624
Shares redeemed	(11,477)	(14,700)	(128,010)	(144,244)
Net increase (decrease)	(11,477)	(14,636)	$(128,010)	$(143,620)
Class C
Shares sold	55,503	74,081	$631,530	$769,830
Shares redeemed	(47,426)	(70,636)	(530,907)	(715,373)
Net increase (decrease)	8,077	3,445	$100,623	$54,457
Class I
Shares sold	18,312	1,448,765	$232,557	$17,115,064
Reinvestment of distributions	868	–	11,030	–
Shares redeemed	(150,382)	(1,319,932)	(2,006,379)	(15,741,172)
Net increase (decrease)	(131,202)	128,833	$(1,762,792)	$1,373,892

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Consumer Discretionary Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	22.60%	19.72%	9.32%

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Consumer Industries Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Discretionary Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,388	Fidelity Advisor® Consumer Discretionary Fund - Class I
$21,043	S&P 500® Index

Fidelity Advisor® Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Peter Dixon:  For the year, the fund's share classes performed in line with the 22.15% return of the MSCI U.S. IMI Consumer Discretionary 25/50 Index and led the broader S&P 500®. (For specific class-level results, please see the Performance section of this report.) Consumer discretionary stocks easily outperformed the broad market, as an improving job market and housing fundamentals plus low interest rates and lower energy costs helped put cash in U.S. consumers' pockets. Versus the sector benchmark, security selection overall was positive, particularly within restaurants, movies & entertainment, broadcasting and apparel retail. A large underweighting in Ford Motor helped the most. Ford's stock suffered from several setbacks the past year, including the announcements of a weak 2015 outlook in September 2014, and a year-over-year sales decline in March. Shares declined again in July after crash tests for Ford's new aluminum-bodied truck raised concerns about the cost of repairs and its overall safety. On the flip side, positioning in Internet retail and picks in the hotels, resorts & cruise lines segment hurt. Looking at individual names, underweighting Amazon.com was the fund's biggest relative detractor. Amazon shares outperformed during the period, driven in part by first-quarter revenue growth of 15% as well as optimism for Amazon Web Services, which offers cloud-based computing power to both startups and established firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Consumer Discretionary Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	8.0	7.6
Amazon.com, Inc.	7.1	1.4
Comcast Corp. Class A	5.4	5.8
NIKE, Inc. Class B	4.6	3.3
Starbucks Corp.	4.6	3.9
Hilton Worldwide Holdings, Inc.	4.6	1.4
Home Depot, Inc.	4.5	5.5
L Brands, Inc.	4.2	4.1
Las Vegas Sands Corp.	3.0	1.7
Macy's, Inc.	2.5	0.0
	48.5

Top Industries (% of fund's net assets)

As of July 31, 2015
Media	23.0%
Hotels, Restaurants & Leisure	22.3%
Specialty Retail	17.9%
Internet & Catalog Retail	8.1%
Textiles, Apparel & Luxury Goods	6.2%
All Others*	22.5%

As of January 31, 2015
Media	22.5%
Hotels, Restaurants & Leisure	21.1%
Specialty Retail	19.9%
Textiles, Apparel & Luxury Goods	11.7%
Internet & Catalog Retail	5.1%
All Others*	19.7%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Consumer Discretionary Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Auto Components - 3.2%
Auto Parts & Equipment - 3.2%
Delphi Automotive PLC	41,084	$3,207,839
Tenneco, Inc. (a)	72,000	3,586,320
Visteon Corp. (a)	6,500	646,945
		7,441,104
Automobiles - 2.8%
Automobile Manufacturers - 1.6%
Tata Motors Ltd. (a)	93,448	560,070
Tesla Motors, Inc. (a)	11,500	3,060,725
		3,620,795
Motorcycle Manufacturers - 1.2%
Harley-Davidson, Inc.	49,500	2,885,850

TOTAL AUTOMOBILES		6,506,645

Beverages - 3.2%
Distillers & Vintners - 1.8%
Constellation Brands, Inc. Class A (sub. vtg.)	35,927	4,311,959
Soft Drinks - 1.4%
Monster Beverage Corp. (a)	21,000	3,224,550

TOTAL BEVERAGES		7,536,509

Food Products - 1.0%
Packaged Foods & Meats - 1.0%
Associated British Foods PLC	21,000	1,057,300
Keurig Green Mountain, Inc.	16,060	1,205,142
		2,262,442
Hotels, Restaurants & Leisure - 22.3%
Casinos & Gaming - 4.0%
Las Vegas Sands Corp.	126,880	7,110,355
Wynn Resorts Ltd.	23,400	2,415,582
		9,525,937
Hotels, Resorts & Cruise Lines - 7.4%
Accor SA	38,114	1,870,037
Hilton Worldwide Holdings, Inc.	397,400	10,670,190
Wyndham Worldwide Corp.	57,706	4,761,899
		17,302,126
Leisure Facilities - 1.2%
Vail Resorts, Inc.	25,160	2,759,800
Restaurants - 9.7%
Dave & Buster's Entertainment, Inc.	34,900	1,354,120
Domino's Pizza, Inc.	13,309	1,515,097
Fiesta Restaurant Group, Inc. (a)	33,510	1,947,936
Jubilant Foodworks Ltd. (a)	34,626	991,433
McDonald's Corp.	13,700	1,368,082
Papa John's International, Inc.	26,792	2,024,404
Ruth's Hospitality Group, Inc.	166,300	2,915,239
Starbucks Corp.	184,306	10,676,847
		22,793,158

TOTAL HOTELS, RESTAURANTS & LEISURE		52,381,021

Household Durables - 3.1%
Homebuilding - 2.4%
D.R. Horton, Inc.	64,800	1,923,912
Lennar Corp. Class A	34,140	1,810,786
PulteGroup, Inc.	91,000	1,885,520
		5,620,218
Housewares & Specialties - 0.7%
Jarden Corp. (a)	30,900	1,699,500

TOTAL HOUSEHOLD DURABLES		7,319,718

Household Products - 0.2%
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	4,760	504,322
Internet & Catalog Retail - 8.1%
Internet Retail - 8.1%
Amazon.com, Inc. (a)	31,160	16,706,434
Ocado Group PLC (a)(b)	373,142	2,313,387
		19,019,821
Internet Software & Services - 1.9%
Internet Software & Services - 1.9%
Alibaba Group Holding Ltd. sponsored ADR (b)	31,800	2,491,212
HomeAway, Inc. (a)	38,800	1,165,552
JUST EAT Ltd. (a)	128,900	877,654
		4,534,418
Leisure Products - 1.2%
Leisure Products - 1.2%
Polaris Industries, Inc.	19,900	2,727,494
Media - 23.0%
Advertising - 0.6%
MDC Partners, Inc. Class A (sub. vtg.)	73,800	1,301,094
Broadcasting - 2.4%
ITV PLC	1,305,229	5,721,539
Cable & Satellite - 9.2%
Charter Communications, Inc. Class A (a)(b)	17,140	3,185,640
Comcast Corp. Class A	201,500	12,575,615
Naspers Ltd. Class N	32,865	4,598,411
Starz Series A (a)	29,100	1,177,095
		21,536,761
Movies & Entertainment - 10.8%
Lions Gate Entertainment Corp.	67,800	2,656,404
The Walt Disney Co.	155,506	18,660,719
Time Warner, Inc.	45,300	3,988,212
		25,305,335

TOTAL MEDIA		53,864,729

Multiline Retail - 2.9%
Department Stores - 2.5%
Macy's, Inc.	84,800	5,856,288
General Merchandise Stores - 0.4%
B&M European Value Retail S.A.	166,711	928,648

TOTAL MULTILINE RETAIL		6,784,936

Software - 0.8%
Application Software - 0.5%
Mobileye NV (a)	19,200	1,153,920
Home Entertainment Software - 0.3%
Playtech Ltd.	55,096	779,959

TOTAL SOFTWARE		1,933,879

Specialty Retail - 17.9%
Apparel Retail - 8.3%
L Brands, Inc.	122,800	9,912,416
Ross Stores, Inc.	102,520	5,449,963
TJX Companies, Inc.	28,208	1,969,483
United Arrows Ltd.	14,200	567,152
Zumiez, Inc. (a)	62,528	1,631,981
		19,530,995
Automotive Retail - 3.8%
AutoZone, Inc. (a)	6,380	4,471,997
O'Reilly Automotive, Inc. (a)	18,700	4,493,797
		8,965,794
Home Improvement Retail - 4.5%
Home Depot, Inc.	89,360	10,457,801
Specialty Stores - 1.3%
Staples, Inc.	215,700	3,172,947

TOTAL SPECIALTY RETAIL		42,127,537

Textiles, Apparel & Luxury Goods - 6.2%
Apparel, Accessories & Luxury Goods - 1.6%
G-III Apparel Group Ltd. (a)	50,880	3,675,062
Footwear - 4.6%
NIKE, Inc. Class B	94,317	10,867,205

TOTAL TEXTILES, APPAREL & LUXURY GOODS		14,542,267

TOTAL COMMON STOCKS
(Cost $197,894,359)		229,486,842

Money Market Funds - 4.3%
Fidelity Cash Central Fund, 0.17% (c)	4,196,516	4,196,516
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)	5,891,605	5,891,605
TOTAL MONEY MARKET FUNDS
(Cost $10,088,121)		10,088,121
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $207,982,480)		239,574,963
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(4,834,640)
NET ASSETS - 100%		$234,740,323

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,293
Fidelity Securities Lending Cash Central Fund	17,197
Total	$22,490

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$229,486,842	$228,926,772	$560,070	$--
Money Market Funds	10,088,121	10,088,121	--	--
Total Investments in Securities:	$239,574,963	$239,014,893	$560,070	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.6%
United Kingdom	4.7%
South Africa	2.0%
Canada	1.7%
Bailiwick of Jersey	1.4%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $5,682,321) — See accompanying schedule: Unaffiliated issuers (cost $197,894,359)	$229,486,842
Fidelity Central Funds (cost $10,088,121)	10,088,121
Total Investments (cost $207,982,480)		$239,574,963
Receivable for investments sold		2,913,220
Receivable for fund shares sold		2,113,744
Dividends receivable		14,223
Distributions receivable from Fidelity Central Funds		3,766
Other receivables		4,099
Total assets		244,624,015
Liabilities
Payable for investments purchased	$3,288,619
Payable for fund shares redeemed	425,540
Accrued management fee	101,101
Distribution and service plan fees payable	67,968
Other affiliated payables	42,025
Other payables and accrued expenses	66,834
Collateral on securities loaned, at value	5,891,605
Total liabilities		9,883,692
Net Assets		$234,740,323
Net Assets consist of:
Paid in capital		$197,817,912
Undistributed net investment income		175,568
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,170,553
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,576,290
Net Assets		$234,740,323
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($115,026,646 ÷ 5,348,507 shares)		$21.51
Maximum offering price per share (100/94.25 of $21.51)		$22.82
Class T:
Net Asset Value and redemption price per share ($25,947,585 ÷ 1,280,672 shares)		$20.26
Maximum offering price per share (100/96.50 of $20.26)		$20.99
Class B:
Net Asset Value and offering price per share ($1,438,259 ÷ 80,686 shares)(a)		$17.83
Class C:
Net Asset Value and offering price per share ($43,998,668 ÷ 2,466,659 shares)(a)		$17.84
Class I:
Net Asset Value, offering price and redemption price per share ($48,329,165 ÷ 2,095,901 shares)		$23.06

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$2,177,357
Income from Fidelity Central Funds		22,490
Total income		2,199,847
Expenses
Management fee	$852,448
Transfer agent fees	332,412
Distribution and service plan fees	581,814
Accounting and security lending fees	60,923
Custodian fees and expenses	19,378
Independent trustees' compensation	2,558
Registration fees	87,646
Audit	53,755
Legal	1,648
Miscellaneous	1,495
Total expenses before reductions	1,994,077
Expense reductions	(13,063)	1,981,014
Net investment income (loss)		218,833
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,922)	7,999,773
Foreign currency transactions	(5,782)
Total net realized gain (loss)		7,993,991
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $15,238)	21,202,533
Assets and liabilities in foreign currencies	(1,790)
Total change in net unrealized appreciation (depreciation)		21,200,743
Net gain (loss)		29,194,734
Net increase (decrease) in net assets resulting from operations		$29,413,567

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$218,833	$(430,703)
Net realized gain (loss)	7,993,991	17,599,668
Change in net unrealized appreciation (depreciation)	21,200,743	(7,703,576)
Net increase (decrease) in net assets resulting from operations	29,413,567	9,465,389
Distributions to shareholders from net realized gain	(13,923,456)	(8,442,076)
Share transactions - net increase (decrease)	97,114,685	27,584,653
Redemption fees	10,114	3,923
Total increase (decrease) in net assets	112,614,910	28,611,889
Net Assets
Beginning of period	122,125,413	93,513,524
End of period (including undistributed net investment income of $175,568 and $0, respectively)	$234,740,323	$122,125,413

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$19.75	$19.59	$16.22	$16.00	$12.75
Income from Investment Operations
Net investment income (loss)A	.05	(.04)	(.02)	.01	(.02)
Net realized and unrealized gain (loss)	3.99	1.75	5.04	1.07	3.27
Total from investment operations	4.04	1.71	5.02	1.08	3.25
Distributions from net investment income	–	–	–	(.03)	–
Distributions from net realized gain	(2.28)	(1.55)	(1.65)	(.83)	–
Total distributions	(2.28)	(1.55)	(1.65)	(.86)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.51	$19.75	$19.59	$16.22	$16.00
Total ReturnC,D	22.26%	9.28%	33.65%	7.96%	25.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.15%	1.20%	1.31%	1.38%	1.39%
Expenses net of fee waivers, if any	1.15%	1.20%	1.31%	1.38%	1.39%
Expenses net of all reductions	1.14%	1.19%	1.29%	1.37%	1.38%
Net investment income (loss)	.27%	(.21)%	(.10)%	.04%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$115,027	$59,089	$45,292	$26,547	$23,447
Portfolio turnover rateG	71%	171%	146%	217%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.75	$18.68	$15.57	$15.43	$12.32
Income from Investment Operations
Net investment income (loss)A	(.01)	(.10)	(.06)	(.03)	(.06)
Net realized and unrealized gain (loss)	3.77	1.67	4.81	1.02	3.17
Total from investment operations	3.76	1.57	4.75	.99	3.11
Distributions from net investment income	–	–	–	(.02)	–
Distributions from net realized gain	(2.25)	(1.50)	(1.64)	(.83)	–
Total distributions	(2.25)	(1.50)	(1.64)	(.85)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.26	$18.75	$18.68	$15.57	$15.43
Total ReturnC,D	21.92%	8.94%	33.25%	7.62%	25.24%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.46%	1.50%	1.60%	1.64%	1.66%
Expenses net of fee waivers, if any	1.45%	1.50%	1.60%	1.64%	1.65%
Expenses net of all reductions	1.45%	1.49%	1.58%	1.63%	1.64%
Net investment income (loss)	(.03)%	(.51)%	(.39)%	(.23)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$25,948	$18,779	$15,613	$10,447	$9,897
Portfolio turnover rateG	71%	171%	146%	217%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.76	$16.85	$14.23	$14.23	$11.42
Income from Investment Operations
Net investment income (loss)A	(.09)	(.17)	(.13)	(.10)	(.12)
Net realized and unrealized gain (loss)	3.34	1.49	4.36	.93	2.93
Total from investment operations	3.25	1.32	4.23	.83	2.81
Distributions from net realized gain	(2.18)	(1.41)	(1.61)	(.83)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.83	$16.76	$16.85	$14.23	$14.23
Total ReturnC,D	21.35%	8.36%	32.61%	7.11%	24.61%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.96%	2.01%	2.09%	2.13%	2.15%
Expenses net of fee waivers, if any	1.96%	2.01%	2.09%	2.13%	2.15%
Expenses net of all reductions	1.95%	2.01%	2.07%	2.12%	2.13%
Net investment income (loss)	(.54)%	(1.02)%	(.88)%	(.72)%	(.90)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,438	$1,824	$2,389	$2,577	$3,170
Portfolio turnover rateG	71%	171%	146%	217%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.79	$16.90	$14.27	$14.26	$11.44
Income from Investment Operations
Net investment income (loss)A	(.08)	(.16)	(.12)	(.09)	(.12)
Net realized and unrealized gain (loss)	3.34	1.49	4.37	.93	2.94
Total from investment operations	3.26	1.33	4.25	.84	2.82
Distributions from net realized gain	(2.21)	(1.44)	(1.62)	(.83)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$17.84	$16.79	$16.90	$14.27	$14.26
Total ReturnC,D	21.37%	8.44%	32.68%	7.17%	24.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.91%	1.97%	2.04%	2.09%	2.11%
Expenses net of fee waivers, if any	1.91%	1.97%	2.04%	2.09%	2.11%
Expenses net of all reductions	1.90%	1.96%	2.02%	2.08%	2.09%
Net investment income (loss)	(.49)%	(.97)%	(.83)%	(.68)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$43,999	$20,726	$17,176	$13,507	$7,341
Portfolio turnover rateG	71%	171%	146%	217%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Consumer Discretionary Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.00	$20.72	$17.04	$16.72	$13.27
Income from Investment Operations
Net investment income (loss)A	.12	.02	.04	.07	.03
Net realized and unrealized gain (loss)	4.26	1.85	5.32	1.13	3.42
Total from investment operations	4.38	1.87	5.36	1.20	3.45
Distributions from net investment income	–	–	–	(.05)	–
Distributions from net realized gain	(2.32)	(1.59)	(1.68)	(.83)	–
Total distributions	(2.32)	(1.59)	(1.68)	(.88)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$23.06	$21.00	$20.72	$17.04	$16.72
Total ReturnC	22.60%	9.61%	34.06%	8.33%	26.00%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.91%	.97%	1.00%	1.03%
Expenses net of fee waivers, if any	.87%	.91%	.97%	1.00%	1.03%
Expenses net of all reductions	.87%	.91%	.96%	.99%	1.01%
Net investment income (loss)	.55%	.08%	.24%	.41%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$48,329	$21,708	$13,044	$9,984	$9,406
Portfolio turnover rateF	71%	171%	146%	217%	179%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Consumer Discretionary Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$38,409,116
Gross unrealized depreciation	(7,131,368)
Net unrealized appreciation (depreciation) on securities	$31,277,748
Tax Cost	$208,297,215

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 175,135
Undistributed long-term capital gain	$5,485,288
Net unrealized appreciation (depreciation) on securities and other investments	$31,277,227

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$1,683,775	$ 3,587,518
Long-term Capital Gains	12,239,681	4,854,558
Total	$13,923,456	$ 8,442,076

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $191,450,583 and $109,983,718, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	–%	.25%	$183,150	$4,690
Class T	.25%	.25%	108,166	–
Class B	.75%	.25%	15,129	11,351
Class C	.75%	.25%	275,369	85,212
			$581,814	$101,253

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$81,079
Class T	8,899
Class B*	1,127
Class C*	5,191
$96,296

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$153,861.21
Class T	56,296.26
Class B	4,018.27
Class C	61,326.22
Class I	56,911.18
	$332,412

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,428 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $209 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,197.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,604 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $814 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,304
Class T	365
Class B	17
Class C	487
Class I	472
$2,645

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net realized gain
Class A	$6,488,273	$4,039,405
Class T	2,268,637	1,360,265
Class B	224,707	196,098
Class C	2,737,034	1,615,723
Class I	2,204,805	1,230,585
Total	$13,923,456	$8,442,076

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	3,721,895	1,790,947	$75,431,970	$35,353,582
Reinvestment of distributions	314,662	185,416	5,921,151	3,485,073
Shares redeemed	(1,680,428)	(1,296,503)	(32,834,119)	(25,801,801)
Net increase (decrease)	2,356,129	679,860	$48,519,002	$13,036,854
Class T
Shares sold	338,629	282,329	$6,435,082	$5,295,701
Reinvestment of distributions	122,984	73,668	2,187,662	1,316,540
Shares redeemed	(182,245)	(190,454)	(3,405,237)	(3,590,224)
Net increase (decrease)	279,368	165,543	$5,217,507	$3,022,017
Class B
Shares sold	8,479	14,978	$145,589	$248,602
Reinvestment of distributions	10,956	9,369	172,497	150,012
Shares redeemed	(47,549)	(57,312)	(771,428)	(968,609)
Net increase (decrease)	(28,114)	(32,965)	$(453,342)	$(569,995)
Class C
Shares sold	1,409,357	472,482	$23,864,510	$7,968,901
Reinvestment of distributions	157,518	89,038	2,481,906	1,432,315
Shares redeemed	(334,437)	(343,513)	(5,460,293)	(5,820,370)
Net increase (decrease)	1,232,438	218,007	$20,886,123	$3,580,846
Class I
Shares sold	2,162,351	777,526	$46,666,847	$16,341,397
Reinvestment of distributions	93,807	51,438	1,886,667	1,028,758
Shares redeemed	(1,194,006)	(424,690)	(25,608,119)	(8,855,224)
Net increase (decrease)	1,062,152	404,274	$22,945,395	$8,514,931

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Electronics Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	11.17%	16.86%	7.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Electronics Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,693	Fidelity Advisor® Electronics Fund - Class I
$21,043	S&P 500® Index

Fidelity Advisor® Electronics Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Stephen Barwikowski:  For the year, the fund's share classes handily bested the 4.81% return of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index but lagged the broadly based S&P 500®. (For specific class-level results, please see the Performance section of this report.) Versus the MSCI index, stock selection in the fund's primary category of semiconductors was the primary driver of our outperformance. Computer chipmaker Intel, in which we had a large underweighting, was the fund's biggest relative contributor as well as its largest holding. I questioned the firm's ability to sustain content-per-PC of roughly $115 in the face of alternatives in the mobile ecosystem that cost considerably less. A sizable overweighting in Freescale Semiconductor also was a significant contributor. In March, Netherlands-based rival NXP Semiconductors – another contributor – announced an agreement to acquire Freescale for a mix of cash and stock. Conversely, a large period-average underweighting in strong-performing Avago Technologies hurt our relative results. I built Avago into the fund's third-largest position by period end, which was roughly a market weighting. Like Avago, Skyworks Solutions is a provider of radio-frequency semiconductors and detracted from relative performance because I largely avoided its strong-performing shares.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Electronics Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	15.3	7.6
Broadcom Corp. Class A	11.2	8.1
Avago Technologies Ltd.	6.1	0.2
Micron Technology, Inc.	5.8	3.8
Maxim Integrated Products, Inc.	5.0	4.1
QUALCOMM, Inc.	4.6	5.5
Analog Devices, Inc.	4.6	2.1
Marvell Technology Group Ltd.	4.5	4.2
Semtech Corp.	4.5	2.0
Intersil Corp. Class A	2.8	2.8
	64.4

Top Industries (% of fund's net assets)

As of July 31, 2015
Semiconductors & Semiconductor Equipment	84.1%
Technology Hardware, Storage & Peripherals	5.8%
Communications Equipment	4.6%
Electronic Equipment & Components	3.4%
Internet Software & Services	0.6%
All Others*	1.5%

As of January 31, 2015
Semiconductors & Semiconductor Equipment	75.9%
Communications Equipment	6.5%
Electronic Equipment & Components	6.2%
Technology Hardware, Storage & Peripherals	4.8%
Internet Software & Services	3.5%
All Others*	3.1%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Electronics Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Biotechnology - 0.0%
Biotechnology - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)	64,879	$1
Communications Equipment - 4.6%
Communications Equipment - 4.6%
QUALCOMM, Inc.	76,726	4,940,387
Diversified Telecommunication Services - 0.3%
Alternative Carriers - 0.3%
Intelsat SA (a)	37,000	351,870
Electronic Equipment & Components - 3.1%
Electronic Manufacturing Services - 2.8%
Jabil Circuit, Inc.	59,576	1,206,414
KEMET Corp. (a)	53,500	124,655
TTM Technologies, Inc. (a)	176,655	1,612,860
		2,943,929
Technology Distributors - 0.3%
Avnet, Inc.	8,400	350,532

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		3,294,461

Internet Software & Services - 0.6%
Internet Software & Services - 0.6%
Google, Inc.:
Class A (a)	940	618,050
Class C	5	3,128
		621,178
Semiconductors & Semiconductor Equipment - 83.9%
Semiconductor Equipment - 3.6%
Amkor Technology, Inc. (a)	167,500	738,675
KLA-Tencor Corp.	8,200	435,010
Lam Research Corp.	31,481	2,419,944
Xcerra Corp. (a)	31,300	196,721
		3,790,350
Semiconductors - 80.3%
Advanced Micro Devices, Inc. (a)(b)	404,400	780,492
Altera Corp.	16,800	834,288
Analog Devices, Inc.	84,528	4,930,518
Applied Micro Circuits Corp. (a)	40,437	251,114
Atmel Corp.	348,979	2,889,546
Avago Technologies Ltd.	52,100	6,519,794
Broadcom Corp. Class A	235,601	11,923,767
Cavium, Inc. (a)	7,300	494,940
Cirrus Logic, Inc. (a)	24,200	798,842
Cree, Inc. (a)(b)	55,980	1,379,907
Cypress Semiconductor Corp.	39,300	451,164
Diodes, Inc. (a)	6,400	142,016
Exar Corp. (a)	59,100	465,117
EZchip Semiconductor Ltd. (a)	17,300	285,450
Freescale Semiconductor, Inc. (a)	44,214	1,762,812
Hua Hong Semiconductor Ltd. (a)	122,000	119,761
Intel Corp.	560,078	16,214,256
Intersil Corp. Class A	270,637	3,012,190
MagnaChip Semiconductor Corp. (a)	31,236	267,380
Marvell Technology Group Ltd.	381,800	4,749,592
Maxim Integrated Products, Inc.	156,022	5,310,989
MediaTek, Inc.	49,000	513,834
Microchip Technology, Inc. (b)	61,500	2,634,660
Micron Technology, Inc. (a)	331,512	6,136,287
Motech Industries, Inc.	1	1
NVIDIA Corp.	37,223	742,599
NXP Semiconductors NV (a)	4,779	463,515
O2Micro International Ltd. sponsored ADR (a)	11,012	27,200
Omnivision Technologies, Inc. (a)	17,200	420,024
PMC-Sierra, Inc. (a)	251,347	1,711,673
Qorvo, Inc. (a)	6,000	347,700
Sanken Electric Co. Ltd.	34,000	189,293
Semiconductor Manufacturing International Corp. (a)	1,753,000	157,519
Semtech Corp. (a)	269,722	4,744,410
Silicon Laboratories, Inc. (a)	6,100	274,439
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,100	333,861
Texas Instruments, Inc.	48,818	2,439,924
Trident Microsystems, Inc. (a)	19	0
Xilinx, Inc.	13,236	552,603
		85,273,477

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		89,063,827

Software - 0.0%
Systems Software - 0.0%
Infoblox, Inc. (a)	1	24
Technology Hardware, Storage & Peripherals - 5.8%
Technology Hardware, Storage & Peripherals - 5.8%
BlackBerry Ltd. (a)	100	774
Hewlett-Packard Co.	88,700	2,707,124
QLogic Corp. (a)	14,400	127,728
Samsung Electronics Co. Ltd.	1,444	1,467,480
Seagate Technology LLC	20,400	1,032,240
Western Digital Corp.	9,200	791,752
		6,127,098
TOTAL COMMON STOCKS
(Cost $110,378,320)		104,398,846
	Principal Amount	Value

Corporate Bonds - 0.5%
Convertible Bonds - 0.3%
Electronic Equipment & Components - 0.3%
Electronic Components - 0.3%
InvenSense, Inc. 1.75% 11/1/18	250,000	243,125
Nonconvertible Bonds - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Semiconductors - 0.2%
Advanced Micro Devices, Inc.:
7% 7/1/24	215,000	142,975
7.75% 8/1/20	130,000	87,506
		230,481
TOTAL CORPORATE BONDS
(Cost $522,218)		473,606
	Shares	Value

Money Market Funds - 5.9%
Fidelity Cash Central Fund, 0.17% (c)	2,343,741	2,343,741
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)	3,918,800	3,918,800
TOTAL MONEY MARKET FUNDS
(Cost $6,262,541)		6,262,541
TOTAL INVESTMENT PORTFOLIO - 104.7%
(Cost $117,163,079)		111,134,993
NET OTHER ASSETS (LIABILITIES) - (4.7)%		(4,945,101)
NET ASSETS - 100%		$106,189,892

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,094
Fidelity Securities Lending Cash Central Fund	23,684
Total	$29,778

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$104,398,846	$104,241,326	$157,520	$--
Corporate Bonds	473,606	--	473,606	--
Money Market Funds	6,262,541	6,262,541	--	--
Total Investments in Securities:	$111,134,993	$110,503,867	$631,126	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$2,307,249

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.0%
Bermuda	6.2%
Singapore	6.1%
Korea (South)	1.4%
Ireland	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Electronics Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $3,779,760) — See accompanying schedule: Unaffiliated issuers (cost $110,900,538)	$104,872,452
Fidelity Central Funds (cost $6,262,541)	6,262,541
Total Investments (cost $117,163,079)		$111,134,993
Cash		529,870
Receivable for investments sold		2,409,776
Receivable for fund shares sold		145,275
Dividends receivable		36,960
Interest receivable		7,385
Distributions receivable from Fidelity Central Funds		3,277
Other receivables		6,633
Total assets		114,274,169
Liabilities
Payable for investments purchased	$2,240,546
Payable for fund shares redeemed	1,761,054
Accrued management fee	52,821
Distribution and service plan fees payable	31,010
Other affiliated payables	27,033
Other payables and accrued expenses	53,013
Collateral on securities loaned, at value	3,918,800
Total liabilities		8,084,277
Net Assets		$106,189,892
Net Assets consist of:
Paid in capital		$104,471,675
Undistributed net investment income		39,890
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,706,702
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(6,028,375)
Net Assets		$106,189,892
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($38,237,241 ÷ 2,500,722 shares)		$15.29
Maximum offering price per share (100/94.25 of $15.29)		$16.22
Class T:
Net Asset Value and redemption price per share ($10,825,615 ÷ 731,177 shares)		$14.81
Maximum offering price per share (100/96.50 of $14.81)		$15.35
Class B:
Net Asset Value and offering price per share ($320,051 ÷ 23,157 shares)(a)		$13.82
Class C:
Net Asset Value and offering price per share ($20,864,356 ÷ 1,512,366 shares)(a)		$13.80
Class I:
Net Asset Value, offering price and redemption price per share ($35,942,629 ÷ 2,261,606 shares)		$15.89

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$1,419,885
Interest		23,410
Income from Fidelity Central Funds		29,778
Total income		1,473,073
Expenses
Management fee	$550,469
Transfer agent fees	228,664
Distribution and service plan fees	294,631
Accounting and security lending fees	39,792
Custodian fees and expenses	84,723
Independent trustees' compensation	1,620
Registration fees	73,083
Audit	46,785
Legal	1,045
Miscellaneous	735
Total expenses before reductions	1,321,547
Expense reductions	(17,056)	1,304,491
Net investment income (loss)		168,582
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,895,803
Foreign currency transactions	(2,328)
Total net realized gain (loss)		10,893,475
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,872,898)
Assets and liabilities in foreign currencies	(289)
Total change in net unrealized appreciation (depreciation)		(5,873,187)
Net gain (loss)		5,020,288
Net increase (decrease) in net assets resulting from operations		$5,188,870

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$168,582	$(66,312)
Net realized gain (loss)	10,893,475	5,071,173
Change in net unrealized appreciation (depreciation)	(5,873,187)	1,173,624
Net increase (decrease) in net assets resulting from operations	5,188,870	6,178,485
Distributions to shareholders from net investment income	(57,407)	–
Distributions to shareholders from net realized gain	(377,502)	–
Total distributions	(434,909)	–
Share transactions - net increase (decrease)	44,912,905	34,400,043
Redemption fees	13,381	4,495
Total increase (decrease) in net assets	49,680,247	40,583,023
Net Assets
Beginning of period	56,509,645	15,926,622
End of period (including undistributed net investment income of $39,890 and accumulated net investment loss of $62,995, respectively)	$106,189,892	$56,509,645

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.86	$10.33	$8.45	$8.93	$7.14
Income from Investment Operations
Net investment income (loss)A	.03	(.02)	(.01)	(.05)	(.04)
Net realized and unrealized gain (loss)	1.48	3.55	1.89	(.43)	1.83
Total from investment operations	1.51	3.53	1.88	(.48)	1.79
Distributions from net investment income	(.01)	–	–	–	–
Distributions from net realized gain	(.07)	–	–	–	–
Total distributions	(.08)	–	–	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$15.29	$13.86	$10.33	$8.45	$8.93
Total ReturnC,D	10.85%	34.17%	22.25%	(5.38)%	25.07%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.28%	1.84%	2.18%	1.88%	1.89%
Expenses net of fee waivers, if any	1.28%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.27%	1.39%	1.37%	1.39%	1.39%
Net investment income (loss)	.20%	(.16)%	(.07)%	(.53)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$38,237	$16,542	$5,833	$6,000	$7,537
Portfolio turnover rateG	156%	156%	179%	140%	166%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$13.45	$10.05	$8.24	$8.73	$7.00
Income from Investment Operations
Net investment income (loss)A	(.02)	(.05)	(.03)	(.07)	(.06)
Net realized and unrealized gain (loss)	1.44	3.45	1.84	(.42)	1.79
Total from investment operations	1.42	3.40	1.81	(.49)	1.73
Distributions from net realized gain	(.06)	–	–	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.81	$13.45	$10.05	$8.24	$8.73
Total ReturnC,D	10.55%	33.83%	21.97%	(5.61)%	24.71%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.62%	2.19%	2.48%	2.23%	2.25%
Expenses net of fee waivers, if any	1.62%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.61%	1.64%	1.62%	1.64%	1.64%
Net investment income (loss)	(.14)%	(.42)%	(.32)%	(.78)%	(.65)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,826	$7,144	$3,756	$3,909	$4,476
Portfolio turnover rateG	156%	156%	179%	140%	166%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.59	$9.46	$7.79	$8.29	$6.69
Income from Investment Operations
Net investment income (loss)A	(.09)	(.10)	(.07)	(.10)	(.09)
Net realized and unrealized gain (loss)	1.34	3.23	1.74	(.40)	1.69
Total from investment operations	1.25	3.13	1.67	(.50)	1.60
Distributions from net realized gain	(.02)	–	–	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$13.82	$12.59	$9.46	$7.79	$8.29
Total ReturnC,D	9.95%	33.09%	21.44%	(6.03)%	23.92%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.11%	2.68%	2.95%	2.70%	2.76%
Expenses net of fee waivers, if any	2.10%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.14%	2.12%	2.15%	2.14%
Net investment income (loss)	(.62)%	(.92)%	(.82)%	(1.29)%	(1.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$320	$392	$306	$459	$691
Portfolio turnover rateG	156%	156%	179%	140%	166%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$12.58	$9.44	$7.78	$8.29	$6.68
Income from Investment Operations
Net investment income (loss)A	(.08)	(.10)	(.07)	(.10)	(.09)
Net realized and unrealized gain (loss)	1.34	3.24	1.73	(.41)	1.70
Total from investment operations	1.26	3.14	1.66	(.51)	1.61
Distributions from net realized gain	(.04)	–	–	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$13.80	$12.58	$9.44	$7.78	$8.29
Total ReturnC,D	10.03%	33.26%	21.34%	(6.15)%	24.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.06%	2.60%	2.93%	2.65%	2.70%
Expenses net of fee waivers, if any	2.06%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.05%	2.14%	2.12%	2.14%	2.14%
Net investment income (loss)	(.58)%	(.91)%	(.82)%	(1.28)%	(1.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$20,864	$7,381	$3,157	$3,721	$3,836
Portfolio turnover rateG	156%	156%	179%	140%	166%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Electronics Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.37	$10.68	$8.72	$9.19	$7.33
Income from Investment Operations
Net investment income (loss)A	.08	.01	.02	(.02)	(.01)
Net realized and unrealized gain (loss)	1.53	3.68	1.94	(.45)	1.87
Total from investment operations	1.61	3.69	1.96	(.47)	1.86
Distributions from net investment income	(.02)	–	–	–	–
Distributions from net realized gain	(.07)	–	–	–	–
Total distributions	(.09)	–	–	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$15.89	$14.37	$10.68	$8.72	$9.19
Total ReturnC	11.17%	34.55%	22.48%	(5.11)%	25.38%
Ratios to Average Net AssetsD,E
Expenses before reductions	.98%	1.34%	1.86%	1.55%	1.42%
Expenses net of fee waivers, if any	.98%	1.15%	1.15%	1.15%	1.15%
Expenses net of all reductions	.96%	1.14%	1.12%	1.14%	1.14%
Net investment income (loss)	.51%	.08%	.18%	(.28)%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$35,943	$25,050	$2,874	$3,271	$1,765
Portfolio turnover rateF	156%	156%	179%	140%	166%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, market discount and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,303,241
Gross unrealized depreciation	(12,543,375)
Net unrealized appreciation (depreciation) on securities	$(7,240,134)
Tax Cost	$118,375,127

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,990,531
Undistributed long-term capital gain	$968,110
Net unrealized appreciation (depreciation) on securities and other investments	$(7,240,423)

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$423,024	$ -
Long-term Capital Gains	11,885	–
Total	$434,909	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $193,985,323 and $147,870,706, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$80,004	$5,337
Class T	.25%	.25%	48,418	88
Class B	.75%	.25%	3,841	2,887
Class C	.75%	.25%	162,368	79,672
			$294,631	$87,984

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$70,773
Class T	5,693
Class B*	189
Class C*	4,722
$81,377

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$75,949.24
Class T	31,708.33
Class B	1,176.31
Class C	43,241.27
Class I	76,590.18
	$ 228,664

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,918 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,754.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $136 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23,684.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15,676 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $517 and a portion of class-level operating expenses as follows:

Amount
Class A	$285
Class T	22
Class B	1
Class C	141
Class I	414
$863

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$13,078	$–
Class I	44,329	–
Total	$57,407	$–
From net realized gain
Class A	$128,913	$–
Class T	34,794	–
Class B	598	–
Class C	43,270	–
Class I	169,927	–
Total	$377,502	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	2,442,737	772,579	$38,016,336	$10,230,441
Reinvestment of distributions	7,644	–	119,544	–
Shares redeemed	(1,143,527)	(143,457)	(17,859,819)	(1,810,191)
Net increase (decrease)	1,306,854	629,122	$20,276,061	$8,420,250
Class T
Shares sold	393,756	230,216	$5,963,896	$2,844,843
Reinvestment of distributions	2,215	–	33,619	–
Shares redeemed	(195,977)	(72,780)	(2,908,278)	(817,318)
Net increase (decrease)	199,994	157,436	$3,089,237	$2,027,525
Class B
Shares sold	8,518	7,793	$118,987	$94,749
Reinvestment of distributions	39	–	551	–
Shares redeemed	(16,542)	(9,002)	(232,148)	(95,467)
Net increase (decrease)	(7,985)	(1,209)	$(112,610)	$(718)
Class C
Shares sold	1,188,406	357,228	$16,685,789	$4,283,093
Reinvestment of distributions	2,732	–	38,744	–
Shares redeemed	(265,701)	(104,588)	(3,757,943)	(1,156,253)
Net increase (decrease)	925,437	252,640	$12,966,590	$3,126,840
Class I
Shares sold	3,205,885	1,892,867	$51,968,937	$26,288,223
Reinvestment of distributions	10,497	–	170,367	–
Shares redeemed	(2,698,476)	(418,217)	(43,445,677)	(5,462,077)
Net increase (decrease)	517,906	1,474,650	$8,693,627	$20,826,146

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Energy Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	(28.73)%	4.87%	4.34%

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Natural Resources Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Energy Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$15,286	Fidelity Advisor® Energy Fund - Class I
$21,043	S&P 500® Index

Fidelity Advisor® Energy Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager John Dowd:  For the year, the fund's share classes lagged the -27.92% return of the sector benchmark, the MSCI U.S. IMI Energy 25/50 Index, and fell well short of the broad-based S&P 500®. (For specific class-level results, please see the Performance section of this report.) Energy stocks suffered a huge sell-off the past year, as oil prices collapsed to six-year lows, challenging profits across the sector. Versus the MSCI benchmark, the fund's positioning in the oil & gas equipment & services group detracted. Here, we were stung by an early overweighting in services giant Halliburton, whose stock price fell after it launched a bid to acquire rival Baker Hughes. I eliminated Halliburton from the fund in March, having shifted my focus to Baker Hughes on the belief the latter would be acquired at a premium. A sizable underweighting in Exxon Mobil and the large integrated oil & gas firms curbed results, as this group is often seen as a safe haven in a turbulent market. Untimely ownership of refiner Marathon Petroleum was the biggest relative detractor for the period. I sold out of the position in April, and Marathon gained ground through period end. Conversely, returns were helped by investments in pipelines, also known as the oil & gas storage & transportation segment. Contributors here included an out-of-index stake in Valero Energy Partners and an overweighting in Tesoro. Largely avoiding E&P Apache was the fund's top contributor, as it struggled with a production miss and analyst downgrade. I eliminated the position by period end. Lastly, the relative strength of the U.S. dollar hurt the performance of our non-U.S. investments.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Energy Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	14.6	14.1
Schlumberger Ltd.	9.5	8.8
EOG Resources, Inc.	6.1	6.6
Valero Energy Corp.	5.2	1.3
Anadarko Petroleum Corp.	4.5	5.1
Chevron Corp.	4.3	6.9
Cimarex Energy Co.	3.9	4.0
Newfield Exploration Co.	3.9	0.3
Noble Energy, Inc.	3.0	3.2
Pioneer Natural Resources Co.	2.9	1.0
	57.9

Top Industries (% of fund's net assets)

As of July 31, 2015
Oil, Gas & Consumable Fuels	82.1%
Energy Equipment & Services	15.6%
Independent Power and Renewable Electricity Producers	1.1%
Chemicals	0.6%
All Others*	0.6%

As of January 31, 2015
Oil, Gas & Consumable Fuels	76.3%
Energy Equipment & Services	18.4%
Independent Power and Renewable Electricity Producers	1.2%
Multi-Utilities	0.1%
Real Estate Investment Trusts	0.0%
All Others*	4.0%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Energy Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Chemicals - 0.6%
Commodity Chemicals - 0.6%
LyondellBasell Industries NV Class A	49,400	$4,635,202
Energy Equipment & Services - 15.6%
Oil & Gas Drilling - 0.5%
Helmerich & Payne, Inc. (a)	30,000	1,732,200
Ocean Rig UDW, Inc. (United States)	108,900	418,176
Odfjell Drilling A/S (b)	567,856	417,109
Xtreme Drilling & Coil Services Corp. (b)	813,202	1,610,424
		4,177,909
Oil & Gas Equipment & Services - 15.1%
Baker Hughes, Inc.	348,600	20,271,090
C&J Energy Services Ltd. (b)	37,300	359,945
Dril-Quip, Inc. (b)	87,191	5,092,826
FMC Technologies, Inc. (b)	63,406	2,077,181
Frank's International NV	299,200	4,844,048
Oceaneering International, Inc.	216,273	8,655,245
Schlumberger Ltd.	871,909	72,211,503
Total Energy Services, Inc.	52,700	595,965
		114,107,803

TOTAL ENERGY EQUIPMENT & SERVICES		118,285,712

Independent Power and Renewable Electricity Producers - 1.1%
Independent Power Producers & Energy Traders - 0.7%
Dynegy, Inc. (b)	120,922	3,150,018
NRG Yield, Inc. Class C	92,700	1,788,183
		4,938,201
Renewable Electricity - 0.4%
NextEra Energy Partners LP	95,000	3,389,600

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		8,327,801

Oil, Gas & Consumable Fuels - 82.1%
Integrated Oil & Gas - 19.5%
Chevron Corp.	372,709	32,977,292
Exxon Mobil Corp.	1,400,061	110,898,834
Occidental Petroleum Corp.	53,200	3,734,640
Suncor Energy, Inc.	26,900	757,729
		148,368,495
Oil & Gas Exploration & Production - 43.1%
Anadarko Petroleum Corp.	453,483	33,716,461
Antero Resources Corp. (b)	62,000	1,705,620
Bankers Petroleum Ltd. (b)	624,600	1,217,823
Bonanza Creek Energy, Inc. (b)	101,625	793,691
Cabot Oil & Gas Corp.	53,000	1,386,480
Canadian Natural Resources Ltd.	115,300	2,814,066
Carrizo Oil & Gas, Inc. (b)	49,800	1,898,874
Cimarex Energy Co.	284,547	29,627,034
Concho Resources, Inc. (b)	159,500	16,996,320
ConocoPhillips Co.	50,636	2,549,016
Continental Resources, Inc. (b)	161,330	5,390,035
Diamondback Energy, Inc.	179,500	12,080,350
Encana Corp.	1,760,300	13,378,738
Energen Corp.	172,013	9,495,118
EOG Resources, Inc.	599,086	46,243,448
EQT Corp.	100,500	7,723,425
Evolution Petroleum Corp.	60,495	315,784
Gulfport Energy Corp. (b)	224,400	7,351,344
Hess Corp.	68,700	4,053,987
Memorial Resource Development Corp. (b)	622,800	9,528,840
Newfield Exploration Co. (b)	901,300	29,553,627
Noble Energy, Inc.	654,608	23,061,840
Northern Oil & Gas, Inc. (b)	234,293	1,115,235
Parsley Energy, Inc. Class A (b)	249,100	3,601,986
PDC Energy, Inc. (b)	262,688	12,333,202
Peyto Exploration & Development Corp. (a)	45,800	991,046
Pioneer Natural Resources Co.	174,216	22,085,362
QEP Resources, Inc.	92,200	1,279,736
Rice Energy, Inc. (b)	230,000	4,151,500
RSP Permian, Inc. (b)	98,800	2,450,240
SM Energy Co.	261,700	9,701,219
Synergy Resources Corp. (b)	772,615	7,517,544
TAG Oil Ltd. (b)	446,700	413,279
		326,522,270
Oil & Gas Refining & Marketing - 7.6%
Alon U.S.A. Energy, Inc.	50,100	932,361
CVR Refining, LP	33,873	700,832
Delek U.S. Holdings, Inc.	7,700	274,659
Tesoro Corp.	149,600	14,562,064
Valero Energy Corp.	594,526	39,000,906
World Fuel Services Corp.	48,533	1,972,866
		57,443,688
Oil & Gas Storage & Transport - 11.9%
Cheniere Energy Partners LP Holdings LLC	89,900	1,965,214
Cheniere Energy, Inc. (b)	165,600	11,421,432
Columbia Pipeline Group, Inc.	26,800	782,024
Columbia Pipeline Partners LP	27,300	639,912
Dominion Midstream Partners LP	30,664	1,076,920
Enable Midstream Partners LP	42,900	701,844
Energy Transfer Equity LP	193,700	5,826,496
EQT Midstream Partners LP	33,700	2,654,886
Golar LNG Ltd.	187,000	8,054,090
Kinder Morgan, Inc.	466,500	16,159,560
Magellan Midstream Partners LP	37,034	2,607,194
MPLX LP	52,494	2,923,391
ONEOK, Inc.	38,100	1,439,799
Phillips 66 Partners LP	56,069	3,493,659
Plains GP Holdings LP Class A	358,000	9,179,120
Rice Midstream Partners LP	25,000	416,750
SemGroup Corp. Class A	29,000	2,061,610
Tallgrass Energy Partners LP	18,500	855,625
Targa Resources Corp.	73,832	6,530,440
The Williams Companies, Inc.	132,400	6,948,352
Valero Energy Partners LP	92,143	4,327,957
		90,066,275

TOTAL OIL, GAS & CONSUMABLE FUELS		622,400,728

TOTAL COMMON STOCKS
(Cost $820,684,262)		753,649,443

Money Market Funds - 0.9%
Fidelity Cash Central Fund, 0.17% (c)	4,073,855	4,073,855
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)	2,844,637	2,844,637
TOTAL MONEY MARKET FUNDS
(Cost $6,918,492)		6,918,492
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $827,602,754)		760,567,935
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(2,639,118)
NET ASSETS - 100%		$757,928,817

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,953
Fidelity Securities Lending Cash Central Fund	70,308
Total	$95,261

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.0%
Curacao	9.5%
Canada	3.0%
Netherlands	1.2%
Bermuda	1.2%
Others (Individually Less Than 1%)	0.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $2,703,129) — See accompanying schedule: Unaffiliated issuers (cost $820,684,262)	$753,649,443
Fidelity Central Funds (cost $6,918,492)	6,918,492
Total Investments (cost $827,602,754)		$760,567,935
Receivable for investments sold		7,473,619
Receivable for fund shares sold		973,893
Dividends receivable		1,060,467
Distributions receivable from Fidelity Central Funds		1,168
Other receivables		33,771
Total assets		770,110,853
Liabilities
Payable for investments purchased	$6,631,413
Payable for fund shares redeemed	1,781,434
Accrued management fee	363,633
Distribution and service plan fees payable	284,636
Other affiliated payables	195,453
Other payables and accrued expenses	80,830
Collateral on securities loaned, at value	2,844,637
Total liabilities		12,182,036
Net Assets		$757,928,817
Net Assets consist of:
Paid in capital		$884,050,332
Undistributed net investment income		1,038,469
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(60,121,990)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(67,037,994)
Net Assets		$757,928,817
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($292,287,922 ÷ 9,441,249 shares)		$30.96
Maximum offering price per share (100/94.25 of $30.96)		$32.85
Class T:
Net Asset Value and redemption price per share ($164,848,206 ÷ 5,211,849 shares)		$31.63
Maximum offering price per share (100/96.50 of $31.63)		$32.78
Class B:
Net Asset Value and offering price per share ($8,162,640 ÷ 287,345 shares)(a)		$28.41
Class C:
Net Asset Value and offering price per share ($162,321,601 ÷ 5,679,349 shares)(a)		$28.58
Class I:
Net Asset Value, offering price and redemption price per share ($130,308,448 ÷ 3,995,272 shares)		$32.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$14,727,885
Income from Fidelity Central Funds		95,261
Total income		14,823,146
Expenses
Management fee	$4,352,637
Transfer agent fees	1,950,324
Distribution and service plan fees	3,381,478
Accounting and security lending fees	278,435
Custodian fees and expenses	16,458
Independent trustees' compensation	13,957
Registration fees	146,120
Audit	50,334
Legal	9,505
Interest	408
Miscellaneous	10,448
Total expenses before reductions	10,210,104
Expense reductions	(53,097)	10,157,007
Net investment income (loss)		4,666,139
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(60,262,649)
Foreign currency transactions	53,077
Total net realized gain (loss)		(60,209,572)
Change in net unrealized appreciation (depreciation) on: Investment securities	(212,685,723)
Assets and liabilities in foreign currencies	(3,095)
Total change in net unrealized appreciation (depreciation)		(212,688,818)
Net gain (loss)		(272,898,390)
Net increase (decrease) in net assets resulting from operations		$(268,232,251)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,666,139	$1,451,099
Net realized gain (loss)	(60,209,572)	63,966,553
Change in net unrealized appreciation (depreciation)	(212,688,818)	60,343,712
Net increase (decrease) in net assets resulting from operations	(268,232,251)	125,761,364
Distributions to shareholders from net investment income	(2,612,091)	(2,028,433)
Distributions to shareholders from net realized gain	(36,171,815)	(32,993,983)
Total distributions	(38,783,906)	(35,022,416)
Share transactions - net increase (decrease)	190,554,548	95,115,595
Redemption fees	54,564	17,148
Total increase (decrease) in net assets	(116,407,045)	185,871,691
Net Assets
Beginning of period	874,335,862	688,464,171
End of period (including undistributed net investment income of $1,038,469 and undistributed net investment income of $44,776, respectively)	$757,928,817	$874,335,862

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$45.71	$40.59	$33.71	$40.17	$27.70
Income from Investment Operations
Net investment income (loss)A	.28	.15	.23	.25	.11
Net realized and unrealized gain (loss)	(12.89)	7.06	6.81	(6.50)	12.47
Total from investment operations	(12.61)	7.21	7.04	(6.25)	12.58
Distributions from net investment income	(.18)B	(.17)	(.16)	(.21)	(.11)
Distributions from net realized gain	(1.96)B	(1.93)	–	–	–
Total distributions	(2.14)	(2.09)C	(.16)	(.21)	(.11)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$30.96	$45.71	$40.59	$33.71	$40.17
Total ReturnE,F	(28.92)%	18.46%	20.94%	(15.58)%	45.46%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.12%	1.12%	1.16%	1.17%	1.16%
Expenses net of fee waivers, if any	1.12%	1.12%	1.16%	1.17%	1.16%
Expenses net of all reductions	1.11%	1.12%	1.15%	1.17%	1.16%
Net investment income (loss)	.76%	.36%	.61%	.72%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$292,288	$369,400	$279,798	$253,332	$331,120
Portfolio turnover rateI	61%	112%	68%	88%	91%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Total distributions of $2.09 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.929 per share.

 D Amount represents less than $.01 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$46.64	$41.38	$34.40	$41.04	$28.33
Income from Investment Operations
Net investment income (loss)A	.20	.06	.15	.18	.03
Net realized and unrealized gain (loss)	(13.18)	7.21	6.95	(6.65)	12.75
Total from investment operations	(12.98)	7.27	7.10	(6.47)	12.78
Distributions from net investment income	(.08)B	(.08)	(.12)	(.17)	(.07)
Distributions from net realized gain	(1.95)B	(1.93)	–	–	–
Total distributions	(2.03)	(2.01)	(.12)	(.17)	(.07)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$31.63	$46.64	$41.38	$34.40	$41.04
Total ReturnD,E	(29.09)%	18.19%	20.70%	(15.77)%	45.16%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.36%	1.34%	1.36%	1.38%	1.37%
Expenses net of fee waivers, if any	1.35%	1.34%	1.36%	1.38%	1.37%
Expenses net of all reductions	1.35%	1.34%	1.35%	1.38%	1.37%
Net investment income (loss)	.52%	.14%	.40%	.50%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$164,848	$245,828	$223,248	$215,488	$290,512
Portfolio turnover rateH	61%	112%	68%	88%	91%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$42.08	$37.65	$31.41	$37.61	$26.06
Income from Investment Operations
Net investment income (loss)A	(.02)	(.17)	(.05)	(.01)	(.15)
Net realized and unrealized gain (loss)	(11.84)	6.52	6.34	(6.09)	11.71
Total from investment operations	(11.86)	6.35	6.29	(6.10)	11.56
Distributions from net investment income	–	–	(.05)	(.10)	(.01)
Distributions from net realized gain	(1.81)	(1.92)	–	–	–
Total distributions	(1.81)	(1.92)	(.05)	(.10)	(.01)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$28.41	$42.08	$37.65	$31.41	$37.61
Total ReturnC,D	(29.47)%	17.50%	20.04%	(16.22)%	44.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.92%	1.91%	1.92%	1.92%	1.93%
Expenses net of fee waivers, if any	1.92%	1.91%	1.92%	1.92%	1.93%
Expenses net of all reductions	1.92%	1.91%	1.91%	1.92%	1.92%
Net investment income (loss)	(.05)%	(.44)%	(.15)%	(.03)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$8,163	$17,432	$20,551	$28,558	$49,793
Portfolio turnover rateG	61%	112%	68%	88%	91%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$42.40	$37.92	$31.63	$37.88	$26.25
Income from Investment Operations
Net investment income (loss)A	.01	(.15)	(.04)	(.01)	(.15)
Net realized and unrealized gain (loss)	(11.93)	6.57	6.38	(6.13)	11.80
Total from investment operations	(11.92)	6.42	6.34	(6.14)	11.65
Distributions from net investment income	(.03)B	(.01)	(.05)	(.11)	(.02)
Distributions from net realized gain	(1.88)B	(1.93)	–	–	–
Total distributions	(1.90)C	(1.94)	(.05)	(.11)	(.02)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$28.58	$42.40	$37.92	$31.63	$37.88
Total ReturnE,F	(29.44)%	17.57%	20.08%	(16.22)%	44.38%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.85%	1.86%	1.90%	1.92%	1.90%
Expenses net of fee waivers, if any	1.85%	1.86%	1.90%	1.92%	1.90%
Expenses net of all reductions	1.85%	1.86%	1.88%	1.91%	1.89%
Net investment income (loss)	.02%	(.38)%	(.13)%	(.03)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$162,322	$130,881	$99,833	$93,504	$133,476
Portfolio turnover rateI	61%	112%	68%	88%	91%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Total distributions of $1.90 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $1.877 per share.

 D Amount represents less than $.01 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Energy Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$48.05	$42.55	$35.28	$41.95	$28.87
Income from Investment Operations
Net investment income (loss)A	.39	.28	.35	.37	.23
Net realized and unrealized gain (loss)	(13.56)	7.42	7.12	(6.79)	12.99
Total from investment operations	(13.17)	7.70	7.47	(6.42)	13.22
Distributions from net investment income	(.30)B	(.27)	(.20)	(.25)	(.14)
Distributions from net realized gain	(1.96)B	(1.93)	–	–	–
Total distributions	(2.26)	(2.20)	(.20)	(.25)	(.14)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$32.62	$48.05	$42.55	$35.28	$41.95
Total ReturnD	(28.73)%	18.80%	21.26%	(15.31)%	45.87%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.85%	.88%	.86%	.86%
Expenses net of fee waivers, if any	.85%	.85%	.88%	.86%	.86%
Expenses net of all reductions	.85%	.85%	.86%	.85%	.85%
Net investment income (loss)	1.02%	.63%	.89%	1.03%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$130,308	$110,795	$65,034	$56,692	$54,024
Portfolio turnover rateG	61%	112%	68%	88%	91%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Energy Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$42,611,030
Gross unrealized depreciation	(116,347,407)
Net unrealized appreciation (depreciation) on securities	$(73,736,377)
Tax Cost	$834,304,312

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,658,244
Capital loss carryforward	$(2,928,505)
Net unrealized appreciation (depreciation) on securities and other investments	$(73,744,115)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,928,505)

The Fund intends to elect to defer to its next fiscal year $50,491,927 of capital losses recognized during the period November 1, 2014 to July 31, 2015.

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$13,961,242	$ 11,364,599
Long-term Capital Gains	24,822,664	23,657,817
Total	$38,783,906	$ 35,022,416

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $638,511,782 and $474,579,008, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	–%	.25%	$785,563	$16,767
Class T	.25%	.25%	998,959	2,512
Class B	.75%	.25%	123,955	92,966
Class C	.75%	.25%	1,473,001	549,547
			$3,381,478	$661,792

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$318,870
Class T	51,651
Class B*	9,609
Class C*	28,470
$408,600

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$799,684.25
Class T	481,218.24
Class B	37,559.30
Class C	349,645.24
Class I	282,218.24
	$1,950,324

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,275 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$15,226,000.32%		$408

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,149 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $70,308.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $32,715 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $48.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $3,473 and a portion of class-level operating expenses as follows:

Amount
Class A	$6,988
Class T	5,034
Class B	27
Class C	2,749
Class I	2,063
$16,861

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$1,364 ,001	$1,151,717
Class T	410,584	407,949
Class C	97,069	21,755
Class I	740,437	447,012
Total	$2,612,091	$2,028,433
From net realized gain
Class A	$14,838,103	$13,468,952
Class T	10,229,565	10,162,438
Class B	735,058	951,726
Class C	5,981,735	5,213,518
Class I	4,387,354	3,197,349
Total	$36,171,815	$32,993,983

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	4,817,511	2,566,576	$172,397,292	$110,639,298
Reinvestment of distributions	346,427	321,215	15,023,137	13,089,815
Shares redeemed	(3,804,502)	(1,699,770)	(141,434,625)	(72,383,987)
Net increase (decrease)	1,359,436	1,188,021	$45,985,804	$51,345,126
Class T
Shares sold	895,677	572,893	$32,882,150	$25,352,574
Reinvestment of distributions	229,140	243,465	10,214,195	10,134,909
Shares redeemed	(1,183,564)	(940,893)	(44,251,675)	(41,085,209)
Net increase (decrease)	(58,747)	(124,535)	$(1,155,330)	$(5,597,726)
Class B
Shares sold	43,535	26,300	$1,451,766	$1,074,846
Reinvestment of distributions	16,323	22,691	661,892	856,078
Shares redeemed	(186,733)	(180,679)	(6,263,061)	(7,111,293)
Net increase (decrease)	(126,875)	(131,688)	$(4,149,403)	$(5,180,369)
Class C
Shares sold	3,704,544	779,598	$122,458,966	$31,528,558
Reinvestment of distributions	130,140	118,310	5,288,652	4,495,184
Shares redeemed	(1,241,801)	(444,228)	(41,167,367)	(17,602,373)
Net increase (decrease)	2,592,883	453,680	$86,580,251	$18,421,369
Class I
Shares sold	3,563,036	1,344,490	$133,557,103	$61,641,683
Reinvestment of distributions	99,377	75,999	4,498,001	3,249,427
Shares redeemed	(1,973,125)	(642,747)	(74,761,878)	(28,763,915)
Net increase (decrease)	1,689,288	777,742	$63,293,226	$36,127,195

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Financial Services Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	11.61%	10.72%	0.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Financial Services Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$10,832	Fidelity Advisor® Financial Services Fund - Class I
$21,043	S&P 500® Index

Fidelity Advisor® Financial Services Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Christopher Lee:  For the 12-month period, the fund’s share classes lagged the 14.34% return of the MSCI U.S. IMI Financials 25/50 Index, but more closely tracked the S&P 500®. (For specific class-level results, please see the Performance section of this report.) Expectations that the U.S. Federal Reserve would raise key short-term interest rate targets later this year, increased market volatility and reasonably good merger-and-acquisition activity helped fuel the MSCI sector benchmark’s gain. Versus the MSCI index, security selection in the thrifts & mortgage finance group hurt the most, followed by stock picks in mortgage real estate investment trusts (REITs). Individual detractors included subprime mortgage servicer Ocwen Financial. The stock plunged when federal regulators began investigating its fast growth and later reached a settlement that included years of oversight and the CEO/founder’s resignation. Shares of its sister company, mortgage REIT Altisource Residential, declined due to its association with Ocwen and the prospect of rising interest rates. Stock picks in the consumer finance segment were the biggest plus, thanks largely to an overweighting in subprime lender Springleaf Holdings. In March, the company announced plans to acquire its largest competitor. Its shares took off amid expectations that the deal would lead to cost savings and give a significant boost to earnings power.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Financial Services Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	5.0	4.8
Bank of America Corp.	5.0	4.9
JPMorgan Chase & Co.	5.0	4.9
Berkshire Hathaway, Inc. Class B	4.8	4.9
U.S. Bancorp	4.1	4.3
Wells Fargo & Co.	3.8	3.3
Capital One Financial Corp.	3.8	3.6
American Tower Corp.	3.3	3.8
ACE Ltd.	2.6	0.0
CBRE Group, Inc.	2.4	2.3
	39.8

Top Industries (% of fund's net assets)

As of July 31, 2015
Banks	30.5%
Real Estate Investment Trusts	13.4%
Insurance	12.8%
Capital Markets	10.9%
Diversified Financial Services	9.0%
All Others*	23.4%

As of January 31, 2015
Banks	27.9%
Real Estate Investment Trusts	13.5%
Capital Markets	12.2%
Insurance	12.0%
Diversified Financial Services	9.7%
All Others*	24.7%
* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Financial Services Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Banks - 30.5%
Diversified Banks - 23.7%
Bank of America Corp.	653,956	$11,692,733
Citigroup, Inc.	200,665	11,730,874
Comerica, Inc.	37,119	1,760,554
JPMorgan Chase & Co.	170,131	11,659,077
U.S. Bancorp	210,608	9,521,588
Wells Fargo & Co.	154,448	8,937,906
		55,302,732
Regional Banks - 6.8%
CIT Group, Inc.	41,700	1,961,568
CoBiz, Inc.	70,391	900,301
Fifth Third Bancorp	140,440	2,959,071
Huntington Bancshares, Inc.	122,600	1,430,742
Popular, Inc. (a)	52,200	1,598,364
Prosperity Bancshares, Inc.	28,100	1,533,979
Regions Financial Corp.	187,200	1,945,008
SunTrust Banks, Inc.	83,400	3,697,956
		16,026,989

TOTAL BANKS		71,329,721

Capital Markets - 10.9%
Asset Management & Custody Banks - 7.3%
Affiliated Managers Group, Inc. (a)	16,254	3,379,207
Artisan Partners Asset Management, Inc.	60,700	2,898,425
Invesco Ltd.	126,338	4,876,647
Oaktree Capital Group LLC Class A	36,300	2,003,397
The Blackstone Group LP	98,265	3,856,901
		17,014,577
Diversified Capital Markets - 0.0%
Close Brothers Group PLC	6,400	145,221
Investment Banking & Brokerage - 3.6%
E*TRADE Financial Corp. (a)	115,900	3,293,878
Goldman Sachs Group, Inc.	11,600	2,378,812
Raymond James Financial, Inc.	46,400	2,737,600
		8,410,290

TOTAL CAPITAL MARKETS		25,570,088

Consumer Finance - 6.0%
Consumer Finance - 6.0%
Capital One Financial Corp.	107,638	8,750,969
Navient Corp.	139,015	2,182,536
Springleaf Holdings, Inc. (a)	60,300	3,045,753
		13,979,258
Diversified Consumer Services - 1.4%
Specialized Consumer Services - 1.4%
H&R Block, Inc.	97,400	3,242,446
Diversified Financial Services - 9.0%
Multi-Sector Holdings - 4.8%
Berkshire Hathaway, Inc. Class B (a)	79,519	11,350,542
Specialized Finance - 4.2%
Element Financial Corp. (a)	84,200	1,276,021
Element Financial Corp. rights (a)	53,000	801,170
IntercontinentalExchange Group, Inc.	22,264	5,077,083
McGraw Hill Financial, Inc.	25,600	2,604,800
		9,759,074

TOTAL DIVERSIFIED FINANCIAL SERVICES		21,109,616

Health Care Providers & Services - 1.0%
Health Care Facilities - 1.0%
Brookdale Senior Living, Inc. (a)	70,200	2,325,726
Insurance - 12.8%
Insurance Brokers - 3.5%
Arthur J. Gallagher & Co.	46,800	2,219,724
Brown & Brown, Inc.	97,300	3,254,685
Marsh & McLennan Companies, Inc.	46,400	2,688,416
		8,162,825
Life & Health Insurance - 2.4%
Prudential PLC	55,625	1,308,602
Torchmark Corp.	69,580	4,286,824
		5,595,426
Property & Casualty Insurance - 6.9%
ACE Ltd.	56,200	6,112,874
Allstate Corp.	79,590	5,487,731
FNF Group	95,300	3,725,277
The Chubb Corp.	7,600	944,908
		16,270,790

TOTAL INSURANCE		30,029,041

Internet Software & Services - 0.6%
Internet Software & Services - 0.6%
eBay, Inc. (a)	46,800	1,316,016
IT Services - 4.7%
Data Processing & Outsourced Services - 4.7%
EVERTEC, Inc.	83,400	1,569,588
MasterCard, Inc. Class A	11,700	1,139,580
PayPal Holdings, Inc. (a)	46,400	1,795,680
The Western Union Co.	112,700	2,281,048
Visa, Inc. Class A	55,620	4,190,411
		10,976,307
Real Estate Investment Trusts - 13.4%
Diversified REITs - 1.3%
NorthStar Realty Finance Corp.	185,450	2,967,200
Health Care REIT's - 0.9%
Ventas, Inc.	32,400	2,173,716
Mortgage REITs - 2.8%
Altisource Residential Corp. Class B	114,150	1,878,909
Redwood Trust, Inc.	162,200	2,514,100
Two Harbors Investment Corp.	196,600	2,009,252
		6,402,261
Office REITs - 1.4%
Boston Properties, Inc.	26,700	3,291,576
Residential REITs - 1.1%
Essex Property Trust, Inc.	11,800	2,653,938
Specialized REITs - 5.9%
American Tower Corp.	80,250	7,632,578
Outfront Media, Inc.	115,930	2,913,321
Public Storage	16,180	3,319,812
		13,865,711

TOTAL REAL ESTATE INVESTMENT TRUSTS		31,354,402

Real Estate Management & Development - 4.2%
Real Estate Services - 4.2%
CBRE Group, Inc. (a)	145,087	5,508,953
Realogy Holdings Corp. (a)	92,700	4,219,704
		9,728,657
Thrifts & Mortgage Finance - 1.0%
Thrifts & Mortgage Finance - 1.0%
MGIC Investment Corp. (a)	75,000	830,250
Ocwen Financial Corp. (a)(b)	112,650	949,640
Radian Group, Inc.	26,000	479,960
		2,259,850
Trading Companies & Distributors - 1.3%
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)	64,900	3,039,916
TOTAL COMMON STOCKS
(Cost $202,521,643)		226,261,044

Money Market Funds - 5.4%
Fidelity Cash Central Fund, 0.17% (c)	11,708,734	11,708,734
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)	838,200	838,200
TOTAL MONEY MARKET FUNDS
(Cost $12,546,934)		12,546,934
TOTAL INVESTMENT PORTFOLIO - 102.2%
(Cost $215,068,577)		238,807,978
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(5,030,867)
NET ASSETS - 100%		$233,777,111

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,323
Fidelity Securities Lending Cash Central Fund	9,415
Total	$19,738

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$226,261,044	$224,952,442	$1,308,602	$--
Money Market Funds	12,546,934	12,546,934	--	--
Total Investments in Securities:	$238,807,978	$237,499,376	$1,308,602	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $588,836) — See accompanying schedule: Unaffiliated issuers (cost $202,521,643)	$226,261,044
Fidelity Central Funds (cost $12,546,934)	12,546,934
Total Investments (cost $215,068,577)		$238,807,978
Receivable for investments sold		2,464,699
Receivable for fund shares sold		793,405
Dividends receivable		106,451
Distributions receivable from Fidelity Central Funds		2,070
Other receivables		2,853
Total assets		242,177,456
Liabilities
Payable for investments purchased	$7,142,839
Payable for fund shares redeemed	147,009
Accrued management fee	102,700
Distribution and service plan fees payable	78,358
Other affiliated payables	49,412
Other payables and accrued expenses	41,827
Collateral on securities loaned, at value	838,200
Total liabilities		8,400,345
Net Assets		$233,777,111
Net Assets consist of:
Paid in capital		$257,071,731
Distributions in excess of net investment income		(213,877)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,820,067)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,739,324
Net Assets		$233,777,111
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($102,983,339 ÷ 6,230,377 shares)		$16.53
Maximum offering price per share (100/94.25 of $16.53)		$17.54
Class T:
Net Asset Value and redemption price per share ($34,314,063 ÷ 2,091,293 shares)		$16.41
Maximum offering price per share (100/96.50 of $16.41)		$17.01
Class B:
Net Asset Value and offering price per share ($3,830,995 ÷ 242,193 shares)(a)		$15.82
Class C:
Net Asset Value and offering price per share ($50,205,586 ÷ 3,204,911 shares)(a)		$15.67
Class I:
Net Asset Value, offering price and redemption price per share ($42,443,128 ÷ 2,505,738 shares)		$16.94

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$3,415,880
Income from Fidelity Central Funds		19,738
Total income		3,435,618
Expenses
Management fee	$1,060,306
Transfer agent fees	479,341
Distribution and service plan fees	844,575
Accounting and security lending fees	75,786
Custodian fees and expenses	12,554
Independent trustees' compensation	3,342
Registration fees	73,949
Audit	54,050
Legal	3,194
Miscellaneous	1,988
Total expenses before reductions	2,609,085
Expense reductions	(10,168)	2,598,917
Net investment income (loss)		836,701
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,559,365
Foreign currency transactions	9,982
Total net realized gain (loss)		12,569,347
Change in net unrealized appreciation (depreciation) on: Investment securities	5,449,378
Assets and liabilities in foreign currencies	(379)
Total change in net unrealized appreciation (depreciation)		5,448,999
Net gain (loss)		18,018,346
Net increase (decrease) in net assets resulting from operations		$18,855,047

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$836,701	$764,187
Net realized gain (loss)	12,569,347	7,593,535
Change in net unrealized appreciation (depreciation)	5,448,999	9,238,319
Net increase (decrease) in net assets resulting from operations	18,855,047	17,596,041
Distributions to shareholders from net investment income	(1,174,436)	(647,193)
Distributions to shareholders from net realized gain	–	(72,538)
Total distributions	(1,174,436)	(719,731)
Share transactions - net increase (decrease)	48,366,952	10,142,137
Redemption fees	16,144	8,658
Total increase (decrease) in net assets	66,063,707	27,027,105
Net Assets
Beginning of period	167,713,404	140,686,299
End of period (including distributions in excess of net investment income of $213,877 and undistributed net investment income of $327,058, respectively)	$233,777,111	$167,713,404

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class A

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.97	$13.41	$10.18	$10.06	$10.35
Income from Investment Operations
Net investment income (loss)A	.10	.10	.15	.07	(.02)
Net realized and unrealized gain (loss)	1.59B	1.55	3.18	.06	(.27)
Total from investment operations	1.69	1.65	3.33	.13	(.29)
Distributions from net investment income	(.13)	(.08)	(.10)	(.01)	–
Distributions from net realized gain	–	(.01)	–	–	–
Total distributions	(.13)	(.09)	(.10)	(.01)	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$16.53	$14.97	$13.41	$10.18	$10.06
Total ReturnD,E	11.29%B	12.39%	32.99%	1.34%	(2.80)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.17%	1.22%	1.29%	1.28%	1.26%
Expenses net of fee waivers, if any	1.17%	1.22%	1.29%	1.28%	1.26%
Expenses net of all reductions	1.17%	1.22%	1.21%	1.20%	1.21%
Net investment income (loss)	.61%	.68%	1.31%	.72%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$102,983	$77,674	$64,428	$47,055	$63,937
Portfolio turnover rateH	44%	49%	288%	441%	260%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.97%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class T

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.86	$13.31	$10.11	$10.01	$10.32
Income from Investment Operations
Net investment income (loss)A	.05	.06	.12	.04	(.05)
Net realized and unrealized gain (loss)	1.58B	1.55	3.16	.06	(.26)
Total from investment operations	1.63	1.61	3.28	.10	(.31)
Distributions from net investment income	(.08)	(.05)	(.08)	–C	–
Distributions from net realized gain	–	(.01)	–	–	–
Total distributions	(.08)	(.06)	(.08)	–C	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$16.41	$14.86	$13.31	$10.11	$10.01
Total ReturnD,E	10.98%B	12.10%	32.66%	1.03%	(3.00)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.45%	1.48%	1.55%	1.54%	1.52%
Expenses net of fee waivers, if any	1.45%	1.48%	1.55%	1.54%	1.52%
Expenses net of all reductions	1.45%	1.48%	1.47%	1.45%	1.47%
Net investment income (loss)	.33%	.42%	1.06%	.46%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$34,314	$31,596	$30,576	$24,367	$27,037
Portfolio turnover rateH	44%	49%	288%	441%	260%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.66%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class B

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.35	$12.87	$9.79	$9.73	$10.09
Income from Investment Operations
Net investment income (loss)A	(.03)	(.01)	.06	–B	(.10)
Net realized and unrealized gain (loss)	1.52C	1.49	3.06	.06	(.26)
Total from investment operations	1.49	1.48	3.12	.06	(.36)
Distributions from net investment income	(.02)	–	(.04)	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$15.82	$14.35	$12.87	$9.79	$9.73
Total ReturnD,E	10.41%C	11.50%	32.00%	.62%	(3.57)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.96%	1.98%	2.04%	2.03%	2.01%
Expenses net of fee waivers, if any	1.96%	1.98%	2.04%	2.03%	2.01%
Expenses net of all reductions	1.96%	1.98%	1.97%	1.94%	1.96%
Net investment income (loss)	(.18)%	(.08)%	.56%	(.03)%	(.98)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,831	$5,540	$6,511	$5,745	$7,480
Portfolio turnover rateH	44%	49%	288%	441%	260%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.09%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class C

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$14.22	$12.75	$9.70	$9.65	$10.00
Income from Investment Operations
Net investment income (loss)A	(.02)	–B	.06	–B	(.10)
Net realized and unrealized gain (loss)	1.51C	1.48	3.03	.05	(.25)
Total from investment operations	1.49	1.48	3.09	.05	(.35)
Distributions from net investment income	(.04)	(.01)	(.04)	–	–
Redemption fees added to paid in capital A,B	–	–	–	–	–
Net asset value, end of period	$15.67	$14.22	$12.75	$9.70	$9.65
Total ReturnD,E	10.45%C	11.65%	31.98%	.52%	(3.50)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.90%	1.94%	2.03%	2.03%	2.01%
Expenses net of fee waivers, if any	1.90%	1.94%	2.03%	2.03%	2.01%
Expenses net of all reductions	1.90%	1.93%	1.96%	1.94%	1.96%
Net investment income (loss)	(.12)%	(.03)%	.57%	(.03)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$50,206	$36,740	$29,897	$20,875	$23,196
Portfolio turnover rateH	44%	49%	288%	441%	260%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 10.13%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Financial Services Fund Class I

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.34	$13.73	$10.42	$10.28	$10.55
Income from Investment Operations
Net investment income (loss)A	.15	.15	.20	.10	.01
Net realized and unrealized gain (loss)	1.62B	1.60	3.25	.06	(.28)
Total from investment operations	1.77	1.75	3.45	.16	(.27)
Distributions from net investment income	(.17)	(.13)	(.14)	(.02)	–
Distributions from net realized gain	–	(.01)	–	–	–
Total distributions	(.17)	(.14)	(.14)	(.02)	–
Redemption fees added to paid in capital A,C	–	–	–	–	–
Net asset value, end of period	$16.94	$15.34	$13.73	$10.42	$10.28
Total ReturnD	11.61%B	12.85%	33.45%	1.61%	(2.56)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.87%	.96%	.98%	.96%
Expenses net of fee waivers, if any	.84%	.87%	.96%	.98%	.96%
Expenses net of all reductions	.84%	.86%	.88%	.89%	.91%
Net investment income (loss)	.94%	1.04%	1.65%	1.02%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$42,443	$16,164	$9,275	$5,596	$8,162
Portfolio turnover rateG	44%	49%	288%	441%	260%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.29%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$29,420,595
Gross unrealized depreciation	(5,959,819)
Net unrealized appreciation (depreciation) on securities	$23,460,776
Tax cost	$215,347,202

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(46,541,443)
Net unrealized appreciation (depreciation) on securities and other investments	$23,460,699

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(22,843,955)
2018	(23,251,884)
2019	(445,604)
Total capital loss carryforward	$(46,541,443)

The Fund intends to elect to defer to its next fiscal year $213,865 of ordinary losses recognized during the period January 1, 2015 to July 31, 2015.

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$ 1,174,436	$ 719,731

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $127,063,199 and $81,265,187, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$220,751	$4,750
Class T	.25%	.25%	163,284	694
Class B	.75%	.25%	48,365	36,277
Class C	.75%	.25%	412,175	92,945
			$844,575	$134,666

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$61,056
Class T	6,350
Class B*	2,271
Class C*	9,843
$79,520

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$226,401.26
Class T	93,275.29
Class B	14,448.30
Class C	98,965.24
Class I	46,252.18
	$ 479,341

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,068 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $274 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,415.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,525 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $854 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,208
Class T	387
Class B	12
Class C	796
Class I	381
$2,784

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$677,086	$405,756
Class T	166,609	104,978
Class B	7,587	–
Class C	95,653	31,349
Class I	227,501	105,110
Total	$1,174,436	$647,193
From net realized gain
Class A	$–	$43,910
Class T	–	20,144
Class I	–	8,484
Total	$–	$72,538

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	2,375,926	1,697,938	$38,271,380	$24,378,496
Reinvestment of distributions	37,600	28,780	601,602	390,562
Shares redeemed	(1,370,832)	(1,342,224)	(21,745,625)	(19,118,798)
Net increase (decrease)	1,042,694	384,494	$17,127,357	$5,650,260
Class T
Shares sold	282,748	306,863	$4,530,961	$4,347,352
Reinvestment of distributions	9,927	8,794	158,623	118,136
Shares redeemed	(327,213)	(486,368)	(5,144,018)	(6,897,348)
Net increase (decrease)	(34,538)	(170,711)	$(454,434)	$(2,431,860)
Class B
Shares sold	9,940	29,215	$153,403	$390,860
Reinvestment of distributions	462	–	7,229	–
Shares redeemed	(154,232)	(149,230)	(2,370,354)	(2,060,292)
Net increase (decrease)	(143,830)	(120,015)	$(2,209,722)	$(1,669,432)
Class C
Shares sold	1,276,982	859,537	$19,580,585	$11,703,173
Reinvestment of distributions	5,490	2,148	84,931	26,657
Shares redeemed	(661,896)	(621,486)	(9,959,897)	(8,469,563)
Net increase (decrease)	620,576	240,199	$9,705,619	$3,260,267
Class I
Shares sold	2,718,004	823,593	$44,696,215	$12,007,905
Reinvestment of distributions	9,845	5,144	161,164	71,934
Shares redeemed	(1,276,123)	(450,058)	(20,659,247)	(6,746,937)
Net increase (decrease)	1,451,726	378,679	$24,198,132	$5,332,902

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Health Care Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	34.40%	30.53%	14.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Health Care Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$40,186	Fidelity Advisor® Health Care Fund - Class I
$21,043	S&P 500® Index

Fidelity Advisor® Health Care Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund's share classes outperformed the 30.63% result of the MSCI U.S. IMI Health Care 25/50 Index and easily led the broader S&P 500®. (For specific class-level results, please see the Performance section of this report.) Health care stocks continued to benefit from solid fundamentals and favorable long-term trends, including an aging population, a growing emerging-markets middle class with money to spend on health care, and a tremendous wave of innovation, particularly within the biotechnology industry. Elevated merger-and-acquisition activity was another positive for the industry and sector. Versus the sector index, stock picking in pharmaceuticals, which made up about a third of the fund's assets, was by far the biggest contributor. Here, not owning large-cap index giant Johnson & Johnson (J&J) was the top individual contributor. J&J underperformed due in part to its exposure to foreign currency against a generally rising U.S. dollar. Conversely, an underweighting in managed health care was a negative. From a stock perspective, the fund's overweighting in Puma Biotechnology was by far its largest individual detractor. Shares of the development-stage firm plunged this period. At this year's conference of the American Society of Clinical Oncology, Puma Biotech revealed follow-up neratinib results that only modestly outperformed a placebo, plus a high rate of certain highly compromising side effects.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Health Care Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Medtronic PLC	7.8	5.7
Allergan PLC	6.6	7.5
Teva Pharmaceutical Industries Ltd. sponsored ADR	5.0	2.7
Boston Scientific Corp.	4.3	3.7
AbbVie, Inc.	4.2	0.6
McKesson Corp.	3.2	4.3
Vertex Pharmaceuticals, Inc.	3.0	2.5
Amgen, Inc.	2.5	4.7
Shire PLC sponsored ADR	2.4	3.0
Bristol-Myers Squibb Co.	2.3	0.9
	41.3

Top Industries (% of fund's net assets)

As of July 31, 2015
Pharmaceuticals	36.6%
Health Care Equipment & Supplies	20.5%
Biotechnology	19.0%
Health Care Providers & Services	13.4%
Health Care Technology	3.2%
All Others*	7.3%

As of January 31, 2015
Pharmaceuticals	29.4%
Biotechnology	27.4%
Health Care Equipment & Supplies	19.0%
Health Care Providers & Services	12.2%
Health Care Technology	4.4%
All Others*	7.6%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Health Care Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Biotechnology - 19.0%
Biotechnology - 19.0%
Ablynx NV (a)	439,712	$6,432,411
Acceleron Pharma, Inc. (a)	105,738	3,028,336
Acorda Therapeutics, Inc. (a)	190,171	6,534,276
Actelion Ltd.	90,000	13,309,531
Advaxis, Inc. (a)(b)	410,000	6,830,600
Alder Biopharmaceuticals, Inc. (a)	240,000	11,140,800
Alnylam Pharmaceuticals, Inc. (a)	94,402	12,029,647
AMAG Pharmaceuticals, Inc. (a)	316,700	20,237,130
Amgen, Inc.	475,517	83,971,547
Amicus Therapeutics, Inc. (a)	521,400	8,962,866
Arena Pharmaceuticals, Inc. (a)	2,000,000	8,080,000
Array BioPharma, Inc. (a)(b)	800,000	4,648,000
Ascendis Pharma A/S ADR (b)	400,000	8,012,000
Avalanche Biotechnologies, Inc. (a)	39,952	588,093
Biogen, Inc. (a)	111,884	35,666,382
BioMarin Pharmaceutical, Inc. (a)	274,800	40,194,996
bluebird bio, Inc. (a)	5,700	945,231
Blueprint Medicines Corp.	74,377	2,009,667
Cara Therapeutics, Inc. (a)	216,457	4,612,699
Celgene Corp. (a)	114,308	15,002,925
Cellectis SA sponsored ADR	220,700	7,837,057
Curis, Inc. (a)	1,533,700	4,815,818
Discovery Laboratories, Inc. (a)	1,574,833	803,165
Dyax Corp. (a)	483,023	11,887,196
Gilead Sciences, Inc.	341,362	40,232,925
Heron Therapeutics, Inc. (a)	132,911	4,298,342
Incyte Corp. (a)	77,700	8,102,556
Insmed, Inc. (a)	545,227	14,775,652
Intercept Pharmaceuticals, Inc. (a)	51,021	13,459,850
Mirati Therapeutics, Inc. (a)	274,000	7,839,140
Neurocrine Biosciences, Inc. (a)	340,000	17,040,800
ProNai Therapeutics, Inc.	97,200	2,663,280
Puma Biotechnology, Inc. (a)	342,439	31,024,973
Spark Therapeutics, Inc.	125,106	7,686,513
TESARO, Inc. (a)	260,000	15,080,000
Trevena, Inc. (a)	1,000,000	5,820,000
Ultragenyx Pharmaceutical, Inc. (a)	201,440	24,360,139
United Therapeutics Corp. (a)	84,300	14,277,048
Vertex Pharmaceuticals, Inc. (a)	737,800	99,603,000
Vital Therapies, Inc. (a)(b)	240,000	3,892,800
Xencor, Inc. (a)	264,873	5,930,506
		633,667,897
Capital Markets - 0.0%
Asset Management & Custody Banks - 0.0%
RPI International Holdings LP (c)	10,510	1,479,808
Diversified Consumer Services - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	215,735	5,184,112
Health Care Equipment & Supplies - 20.5%
Health Care Equipment - 19.5%
Atricure, Inc. (a)	380,000	10,560,200
Boston Scientific Corp. (a)	8,280,000	143,575,200
CONMED Corp.	326,300	18,507,736
Edwards Lifesciences Corp. (a)	93,657	14,250,849
HeartWare International, Inc. (a)	171,671	15,572,276
Integra LifeSciences Holdings Corp. (a)	150,000	9,619,500
Invuity, Inc.	517,800	6,099,684
Medtronic PLC	3,296,100	258,381,280
Neovasc, Inc. (a)	1,100,000	6,490,000
Nevro Corp.	137,500	6,980,875
ResMed, Inc. (b)	231,300	13,403,835
St. Jude Medical, Inc.	347,600	25,659,832
Steris Corp.	172,084	11,896,167
Stryker Corp.	200,000	20,454,000
Teleflex, Inc.	128,000	17,150,720
Tornier NV (a)	1,000,000	24,890,000
Wright Medical Group, Inc. (a)	412,900	10,669,336
Zeltiq Aesthetics, Inc. (a)(b)	253,818	8,718,648
Zimmer Biomet Holdings, Inc.	254,100	26,444,187
		649,324,325
Health Care Supplies - 1.0%
Derma Sciences, Inc. (a)(b)	490,000	3,503,500
The Cooper Companies, Inc.	159,169	28,172,913
The Spectranetics Corp. (a)(b)	204,255	3,492,761
		35,169,174

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		684,493,499

Health Care Providers & Services - 13.3%
Health Care Distributors & Services - 3.8%
Amplifon SpA	761,295	6,375,203
EBOS Group Ltd.	1,100,157	7,915,729
McKesson Corp.	490,000	108,079,300
United Drug PLC (United Kingdom)	700,000	5,482,172
		127,852,404
Health Care Facilities - 2.9%
Brookdale Senior Living, Inc. (a)	406,070	13,453,099
HCA Holdings, Inc. (a)	380,000	35,343,800
Surgical Care Affiliates, Inc. (a)	547,905	20,831,348
Universal Health Services, Inc. Class B	187,327	27,205,500
		96,833,747
Health Care Services - 2.1%
Adeptus Health, Inc. Class A (a)	120,010	13,187,899
DaVita HealthCare Partners, Inc. (a)	280,000	22,128,400
Envision Healthcare Holdings, Inc. (a)	758,704	33,989,939
		69,306,238
Managed Health Care - 4.5%
Cigna Corp.	450,000	64,827,000
UnitedHealth Group, Inc.	603,424	73,255,674
Wellcare Health Plans, Inc. (a)	126,900	10,253,520
		148,336,194

TOTAL HEALTH CARE PROVIDERS & SERVICES		442,328,583

Health Care Technology - 3.2%
Health Care Technology - 3.2%
athenahealth, Inc. (a)	239,100	33,464,436
Castlight Health, Inc.	336,800	2,418,224
Castlight Health, Inc. Class B (a)	28,300	203,194
Cerner Corp. (a)	420,396	30,150,801
Connecture, Inc.	500,000	4,715,000
Evolent Health, Inc.	215,652	4,599,857
HealthStream, Inc. (a)	526,075	14,761,665
Medidata Solutions, Inc. (a)	304,774	16,396,841
		106,710,018
Industrial Conglomerates - 1.0%
Industrial Conglomerates - 1.0%
Danaher Corp.	358,323	32,808,054
Life Sciences Tools & Services - 3.1%
Life Sciences Tools & Services - 3.1%
Agilent Technologies, Inc.	1,400,000	57,330,000
Bruker Corp. (a)	575,553	12,115,391
PRA Health Sciences, Inc.	279,143	11,721,215
Thermo Fisher Scientific, Inc.	152,292	21,249,303
		102,415,909
Pharmaceuticals - 36.6%
Pharmaceuticals - 36.6%
AbbVie, Inc.	2,000,000	140,020,000
Allergan PLC (a)	662,500	219,386,875
Amphastar Pharmaceuticals, Inc. (a)(b)	600,000	9,756,000
Astellas Pharma, Inc.	1,200,000	18,077,218
Bristol-Myers Squibb Co.	1,162,803	76,326,389
Catalent, Inc. (a)	400,000	13,632,000
Dechra Pharmaceuticals PLC	530,000	8,148,455
Eisai Co. Ltd.	307,100	20,058,696
Eli Lilly & Co.	149,100	12,600,441
Endo Health Solutions, Inc. (a)	600,000	52,524,000
Horizon Pharma PLC (a)	564,000	20,783,400
Jazz Pharmaceuticals PLC (a)	300,000	57,672,000
Jiangsu Hengrui Medicine Co. Ltd.	1,430,000	10,346,616
Lee's Pharmaceutical Holdings Ltd.	4,366,536	7,344,869
Mallinckrodt PLC (a)	270,000	33,469,200
Mylan N.V.	570,771	31,957,468
Novartis AG sponsored ADR	415,800	43,139,250
Pacira Pharmaceuticals, Inc. (a)	165,700	11,005,794
Perrigo Co. PLC	231,500	44,494,300
Prestige Brands Holdings, Inc. (a)	387,100	18,433,702
Sanofi SA sponsored ADR	578,800	31,249,412
Shire PLC sponsored ADR	300,000	80,043,000
Sun Pharmaceutical Industries Ltd. (a)	805,082	10,347,211
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,403,200	165,868,864
TherapeuticsMD, Inc. (a)	1,374,300	10,705,797
Valeant Pharmaceuticals International, Inc. (Canada) (a)	228,000	58,456,979
ZS Pharma, Inc. (a)	215,700	12,883,761
		1,218,731,697
Professional Services - 0.6%
Human Resource & Employment Services - 0.6%
WageWorks, Inc. (a)	415,600	20,759,220
TOTAL COMMON STOCKS
(Cost $2,601,949,861)		3,248,578,797

Convertible Preferred Stocks - 0.1%
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (a)(c)
(Cost $2,121,583)	322,145	2,119,714

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.17% (d)	86,738,691	86,738,691
Fidelity Securities Lending Cash Central Fund, 0.18% (d)(e)	16,798,950	16,798,950
TOTAL MONEY MARKET FUNDS
(Cost $103,537,641)		103,537,641
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $2,707,609,085)		3,354,236,152
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(24,286,123)
NET ASSETS - 100%		$3,329,950,029

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,599,522 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$2,121,583
RPI International Holdings LP	5/21/15	$1,239,129

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$85,089
Fidelity Securities Lending Cash Central Fund	320,465
Total	$405,554

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$3,248,578,797	$3,247,098,989	$--	$1,479,808
Convertible Preferred Stocks	2,119,714	--	--	2,119,714
Money Market Funds	103,537,641	103,537,641	--	--
Total Investments in Securities:	$3,354,236,152	$3,350,636,630	$--	$3,599,522

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	62.3%
Ireland	20.8%
Israel	5.0%
Bailiwick of Jersey	2.4%
Canada	2.0%
Netherlands	1.7%
Switzerland	1.7%
France	1.1%
Japan	1.1%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $17,232,235) — See accompanying schedule: Unaffiliated issuers (cost $2,604,071,444)	$3,250,698,511
Fidelity Central Funds (cost $103,537,641)	103,537,641
Total Investments (cost $2,707,609,085)		$3,354,236,152
Cash		43,447
Receivable for investments sold		50,535,915
Receivable for fund shares sold		14,475,692
Dividends receivable		1,452,088
Distributions receivable from Fidelity Central Funds		102,354
Other receivables		58,612
Total assets		3,420,904,260
Liabilities
Payable for investments purchased	$65,526,845
Payable for fund shares redeemed	5,399,936
Accrued management fee	1,457,789
Distribution and service plan fees payable	1,031,821
Other affiliated payables	556,373
Other payables and accrued expenses	182,517
Collateral on securities loaned, at value	16,798,950
Total liabilities		90,954,231
Net Assets		$3,329,950,029
Net Assets consist of:
Paid in capital		$2,486,070,902
Accumulated net investment loss		(17)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		197,252,485
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		646,626,659
Net Assets		$3,329,950,029
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,374,653,882 ÷ 30,431,602 shares)		$45.17
Maximum offering price per share (100/94.25 of $45.17)		$47.93
Class T:
Net Asset Value and redemption price per share ($348,885,699 ÷ 8,173,684 shares)		$42.68
Maximum offering price per share (100/96.50 of $42.68)		$44.23
Class B:
Net Asset Value and offering price per share ($12,925,770 ÷ 342,228 shares)(a)		$37.77
Class C:
Net Asset Value and offering price per share ($761,070,145 ÷ 20,321,950 shares)(a)		$37.45
Class I:
Net Asset Value, offering price and redemption price per share ($832,414,533 ÷ 17,153,820 shares)		$48.53

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$12,871,454
Income from Fidelity Central Funds		405,554
Total income		13,277,008
Expenses
Management fee	$12,454,480
Transfer agent fees	4,412,788
Distribution and service plan fees	8,589,868
Accounting and security lending fees	685,992
Custodian fees and expenses	74,472
Independent trustees' compensation	36,386
Registration fees	325,691
Audit	53,174
Legal	22,966
Miscellaneous	16,805
Total expenses before reductions	26,672,622
Expense reductions	(169,003)	26,503,619
Net investment income (loss)		(13,226,611)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	303,997,164
Foreign currency transactions	(60,982)
Total net realized gain (loss)		303,936,182
Change in net unrealized appreciation (depreciation) on: Investment securities	322,305,767
Assets and liabilities in foreign currencies	(316)
Total change in net unrealized appreciation (depreciation)		322,305,451
Net gain (loss)		626,241,633
Net increase (decrease) in net assets resulting from operations		$613,015,022

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(13,226,611)	$(7,157,995)
Net realized gain (loss)	303,936,182	181,443,195
Change in net unrealized appreciation (depreciation)	322,305,451	110,916,113
Net increase (decrease) in net assets resulting from operations	613,015,022	285,201,313
Distributions to shareholders from net realized gain	(188,666,593)	(91,415,211)
Share transactions - net increase (decrease)	1,510,649,436	462,114,251
Redemption fees	66,619	59,322
Total increase (decrease) in net assets	1,935,064,484	655,959,675
Net Assets
Beginning of period	1,394,885,545	738,925,870
End of period (including accumulated net investment loss of $17 and accumulated net investment loss of $4,464,030, respectively)	$3,329,950,029	$1,394,885,545

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$37.72	$31.29	$24.35	$25.60	$19.01
Income from Investment Operations
Net investment income (loss)A	(.19)	(.18)	–B	(.04)	(.10)
Net realized and unrealized gain (loss)	12.03	10.13	9.53	1.43	6.69
Total from investment operations	11.84	9.95	9.53	1.39	6.59
Distributions from net realized gain	(4.39)	(3.52)	(2.59)	(2.64)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$45.17	$37.72	$31.29	$24.35	$25.60
Total ReturnC,D	34.07%	34.79%	42.77%	7.58%	34.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.08%	1.14%	1.19%	1.19%
Expenses net of fee waivers, if any	1.04%	1.08%	1.14%	1.19%	1.19%
Expenses net of all reductions	1.04%	1.07%	1.13%	1.18%	1.18%
Net investment income (loss)	(.45)%	(.54)%	(.01)%	(.18)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,374,654	$613,995	$365,416	$233,188	$224,704
Portfolio turnover rateG	80%	111%	92%	124%	125%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$35.87	$29.91	$23.42	$24.80	$18.46
Income from Investment Operations
Net investment income (loss)A	(.28)	(.26)	(.07)	(.09)	(.16)
Net realized and unrealized gain (loss)	11.39	9.67	9.13	1.35	6.50
Total from investment operations	11.11	9.41	9.06	1.26	6.34
Distributions from net realized gain	(4.30)	(3.45)	(2.57)	(2.64)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$42.68	$35.87	$29.91	$23.42	$24.80
Total ReturnC,D	33.69%	34.49%	42.39%	7.27%	34.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.31%	1.34%	1.39%	1.43%	1.44%
Expenses net of fee waivers, if any	1.31%	1.34%	1.39%	1.43%	1.44%
Expenses net of all reductions	1.30%	1.34%	1.38%	1.43%	1.43%
Net investment income (loss)	(.72)%	(.80)%	(.26)%	(.42)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$348,886	$216,973	$158,611	$117,969	$123,606
Portfolio turnover rateG	80%	111%	92%	124%	125%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$32.17	$27.16	$21.55	$23.15	$17.32
Income from Investment Operations
Net investment income (loss)A	(.43)	(.40)	(.18)	(.19)	(.25)
Net realized and unrealized gain (loss)	10.13	8.71	8.31	1.23	6.08
Total from investment operations	9.70	8.31	8.13	1.04	5.83
Distributions from net realized gain	(4.10)	(3.30)	(2.52)	(2.64)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$37.77	$32.17	$27.16	$21.55	$23.15
Total ReturnC,D	33.00%	33.72%	41.61%	6.78%	33.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.85%	1.91%	1.93%	1.94%	1.94%
Expenses net of fee waivers, if any	1.85%	1.91%	1.93%	1.94%	1.94%
Expenses net of all reductions	1.85%	1.90%	1.91%	1.93%	1.93%
Net investment income (loss)	(1.26)%	(1.37)%	(.80)%	(.93)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$12,926	$13,405	$14,517	$15,403	$20,365
Portfolio turnover rateG	80%	111%	92%	124%	125%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$32.03	$27.11	$21.51	$23.11	$17.29
Income from Investment Operations
Net investment income (loss)A	(.41)	(.38)	(.17)	(.18)	(.24)
Net realized and unrealized gain (loss)	10.05	8.68	8.31	1.22	6.06
Total from investment operations	9.64	8.30	8.14	1.04	5.82
Distributions from net realized gain	(4.22)	(3.38)	(2.54)	(2.64)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$37.45	$32.03	$27.11	$21.51	$23.11
Total ReturnC,D	33.04%	33.83%	41.74%	6.80%	33.66%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.79%	1.83%	1.87%	1.90%	1.90%
Expenses net of fee waivers, if any	1.79%	1.83%	1.87%	1.90%	1.90%
Expenses net of all reductions	1.79%	1.82%	1.85%	1.89%	1.89%
Net investment income (loss)	(1.20)%	(1.29)%	(.74)%	(.89)%	(1.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$761,070	$257,859	$125,965	$78,763	$77,749
Portfolio turnover rateG	80%	111%	92%	124%	125%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Health Care Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$40.22	$33.12	$25.60	$26.69	$19.77
Income from Investment Operations
Net investment income (loss)A	(.09)	(.10)	.07	.03	(.03)
Net realized and unrealized gain (loss)	12.88	10.80	10.07	1.52	6.95
Total from investment operations	12.79	10.70	10.14	1.55	6.92
Distributions from net realized gain	(4.48)	(3.60)	(2.62)	(2.64)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$48.53	$40.22	$33.12	$25.60	$26.69
Total ReturnC	34.40%	35.21%	43.12%	7.91%	35.00%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.81%	.87%	.89%	.89%
Expenses net of fee waivers, if any	.79%	.81%	.87%	.89%	.89%
Expenses net of all reductions	.78%	.81%	.85%	.88%	.88%
Net investment income (loss)	(.20)%	(.27)%	.26%	.12%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$832,415	$292,654	$74,417	$40,737	$45,243
Portfolio turnover rateF	80%	111%	92%	124%	125%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Health Care Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 710,953,243
Gross unrealized depreciation	(67,186,880)
Net unrealized appreciation (depreciation) on securities	$ 643,766,363
Tax cost	$2,710,469,789

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$110,883,814
Undistributed ordinary income	$ 89,229,374
Net unrealized appreciation (depreciation) on securities and other investments	$643,765,955

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$39,548,467	$ 26,242,071
Long-term Capital Gains	149,118,126	65,173,140
Total	$188,666,593	$ 91,415,211

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,036,424,104 and $1,779,135,244, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,378,836	$52,030
Class T	.25%	.25%	1,405,434	996
Class B	.75%	.25%	133,723	100,351
Class C	.75%	.25%	4,671,875	2,037,051
			$8,589,868	$2,190,428

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,360,135
Class T	146,517
Class B*	1,266
Class C*	85,269
$1,593,187

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,841,320.19
Class T	581,819.21
Class B	33,636.25
Class C	917,011.20
Class I	1,039,002.19
	$ 4,412,788

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48,690 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,021 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $320,465.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $126,401 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $67.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $12,065 and a portion of class-level operating expenses as follows:

Amount
Class A	$13,536
Class T	4,784
Class B	204
Class C	5,829
Class I	6,117
$30,470

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net realized gain
Class A	$79,203,094	$43,930,276
Class T	27,289,653	18,842,643
Class B	1,660,970	1,694,148
Class C	39,451,396	17,484,352
Class I	41,061,480	9,463,792
Total	$188,666,593	$91,415,211

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	16,613,714	7,083,573	$685,795,856	$246,500,176
Reinvestment of distributions	1,907,379	1,286,052	71,987,733	39,516,716
Shares redeemed	(4,365,455)	(3,773,574)	(177,799,342)	(131,027,775)
Net increase (decrease)	14,155,638	4,596,051	$579,984,247	$154,989,117
Class T
Shares sold	2,292,430	1,019,177	$89,470,281	$33,380,934
Reinvestment of distributions	737,547	618,886	26,321,410	18,107,896
Shares redeemed	(905,351)	(891,508)	(35,007,523)	(29,012,294)
Net increase (decrease)	2,124,626	746,555	$80,784,168	$22,476,536
Class B
Shares sold	49,985	52,714	$1,711,713	$1,492,321
Reinvestment of distributions	47,751	57,285	1,514,650	1,511,205
Shares redeemed	(172,141)	(227,802)	(5,890,995)	(6,589,471)
Net increase (decrease)	(74,405)	(117,803)	$(2,664,632)	$(3,585,945)
Class C
Shares sold	12,628,362	3,765,135	$437,473,337	$111,711,536
Reinvestment of distributions	1,088,220	567,385	34,383,515	14,940,641
Shares redeemed	(1,445,818)	(928,018)	(49,753,436)	(27,242,442)
Net increase (decrease)	12,270,764	3,404,502	$422,103,416	$99,409,735
Class I
Shares sold	13,587,551	6,450,084	$597,091,181	$241,929,933
Reinvestment of distributions	926,189	259,255	37,490,066	8,481,841
Shares redeemed	(4,637,021)	(1,678,853)	(204,139,010)	(61,586,966)
Net increase (decrease)	9,876,719	5,030,486	$430,442,237	$188,824,808

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Industrials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	8.45%	15.20%	10.21%

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Cyclical Industries Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Industrials Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,432	Fidelity Advisor® Industrials Fund - Class I
$21,043	S&P 500® Index

Fidelity Advisor® Industrials Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund's share classes handily outpaced the 6.97% gain of the MSCI U.S. IMI Industrials 25/50 Index but lagged the broadly based S&P 500®. (For specific class-level results, please see the Performance section of this report.) Versus the MSCI index, stock selection was the main driver of results, with subindustry selection a secondary positive. The fund's positioning in building products particularly bolstered relative performance. One contributor here was A.O. Smith, which reported strong quarterly financial results in both January and April. Lennox International, a provider of residential and commercial heating and cooling systems, also did well and rewarded our overweighting there. Industrial conglomerate Danaher, the fund's largest overweighting at period end, further bolstered relative results. Conversely, an underweighting and weak stock picking in airlines – a segment in which the fund started with an underweight and had virtually no exposure by period end – hurt relative performance. At the stock level, a sizable overweighting in crane- and refrigeration-equipment manufacturer Manitowoc was the fund's biggest relative detractor. Relative performance also suffered because of a non-benchmark position in Golar LNG, the leading independent owner/operator of liquefied natural gas carriers. I sold this stock in January 2015.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Industrials Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	12.1	1.9
Danaher Corp.	7.7	6.8
FedEx Corp.	6.6	5.3
United Technologies Corp.	5.8	8.1
The Boeing Co.	5.6	5.5
J.B. Hunt Transport Services, Inc.	5.4	3.2
Honeywell International, Inc.	4.0	4.8
Union Pacific Corp.	3.7	5.4
Raytheon Co.	2.9	2.0
General Dynamics Corp.	2.7	2.3
	56.5

Top Industries (% of fund's net assets)

As of July 31, 2015
Aerospace & Defense	26.4%
Industrial Conglomerates	19.8%
Road & Rail	10.3%
Electrical Equipment	7.1%
Machinery	6.7%
All Others*	29.7%

As of January 31, 2015
Aerospace & Defense	29.3%
Machinery	12.7%
Road & Rail	11.6%
Professional Services	9.5%
Industrial Conglomerates	8.7%
All Others*	28.2%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Industrials Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Aerospace & Defense - 26.4%
Aerospace & Defense - 26.4%
General Dynamics Corp.	141,762	$21,138,132
Honeywell International, Inc.	294,433	30,930,187
Orbital ATK, Inc.	137,169	9,732,141
Raytheon Co.	204,900	22,352,541
Teledyne Technologies, Inc. (a)	134,665	13,960,721
Textron, Inc.	421,078	18,401,109
The Boeing Co.	304,529	43,903,946
United Technologies Corp.	445,951	44,733,345
		205,152,122
Air Freight & Logistics - 6.6%
Air Freight & Logistics - 6.6%
FedEx Corp.	298,632	51,191,497
Airlines - 0.3%
Airlines - 0.3%
Copa Holdings SA Class A	25,100	1,895,803
Building Products - 5.4%
Building Products - 5.4%
A.O. Smith Corp.	236,342	16,974,082
Caesarstone Sdot-Yam Ltd.	60,392	4,332,522
Lennox International, Inc.	173,704	20,509,231
		41,815,835
Commercial Services & Supplies - 4.8%
Diversified Support Services - 1.3%
KAR Auction Services, Inc.	255,800	9,958,294
Office Services & Supplies - 1.8%
West Corp.	495,832	14,304,753
Security & Alarm Services - 1.7%
Tyco International Ltd.	345,500	13,125,545

TOTAL COMMERCIAL SERVICES & SUPPLIES		37,388,592

Construction & Engineering - 2.7%
Construction & Engineering - 2.7%
AECOM Technology Corp. (a)	677,621	20,891,055
Diversified Consumer Services - 1.1%
Specialized Consumer Services - 1.1%
ServiceMaster Global Holdings, Inc. (a)	213,000	8,249,490
Electrical Equipment - 7.1%
Electrical Components & Equipment - 4.9%
Acuity Brands, Inc.	2,100	422,499
AMETEK, Inc.	269,200	14,281,060
Eaton Corp. PLC	272,100	16,483,818
EnerSys	108,277	6,761,899
		37,949,276
Heavy Electrical Equipment - 2.2%
BWX Technologies, Inc.	696,900	17,115,864

TOTAL ELECTRICAL EQUIPMENT		55,065,140

Energy Equipment & Services - 0.2%
Oil & Gas Equipment & Services - 0.2%
Aspen Aerogels, Inc. (a)	234,166	1,543,154
Industrial Conglomerates - 19.8%
Industrial Conglomerates - 19.8%
Danaher Corp.	659,132	60,350,126
General Electric Co.	3,592,748	93,770,721
		154,120,847
Machinery - 6.7%
Agricultural & Farm Machinery - 2.0%
Deere & Co.	165,250	15,627,693
Construction Machinery & Heavy Trucks - 0.8%
Manitowoc Co., Inc. (b)	363,927	6,430,590
Industrial Machinery - 3.9%
IDEX Corp.	164,229	12,486,331
Ingersoll-Rand PLC	210,600	12,930,840
Pentair PLC	77,800	4,731,018
		30,148,189

TOTAL MACHINERY		52,206,472

Professional Services - 3.9%
Research & Consulting Services - 3.9%
CEB, Inc.	121,200	9,274,224
Huron Consulting Group, Inc. (a)	111,520	8,527,934
Verisk Analytics, Inc. (a)	161,544	12,618,202
		30,420,360
Road & Rail - 10.3%
Railroads - 4.9%
Kansas City Southern	93,000	9,224,670
Union Pacific Corp.	300,628	29,338,287
		38,562,957
Trucking - 5.4%
J.B. Hunt Transport Services, Inc.	496,684	41,781,058

TOTAL ROAD & RAIL		80,344,015

Trading Companies & Distributors - 4.2%
Trading Companies & Distributors - 4.2%
AerCap Holdings NV (a)	220,400	10,323,536
HD Supply Holdings, Inc. (a)	520,206	18,623,375
Wolseley PLC	58,863	3,912,260
		32,859,171
TOTAL COMMON STOCKS
(Cost $649,473,861)		773,143,553

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 0.17% (c)	3,834,417	3,834,417
Fidelity Securities Lending Cash Central Fund, 0.18% (c)(d)	6,367,883	6,367,883
TOTAL MONEY MARKET FUNDS
(Cost $10,202,300)		10,202,300
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $659,676,161)		783,345,853
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(6,170,423)
NET ASSETS - 100%		$777,175,430

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,175
Fidelity Securities Lending Cash Central Fund	114,891
Total	$123,066

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $6,429,742) — See accompanying schedule: Unaffiliated issuers (cost $649,473,861)	$773,143,553
Fidelity Central Funds (cost $10,202,300)	10,202,300
Total Investments (cost $659,676,161)		$783,345,853
Receivable for investments sold		6,639,480
Receivable for fund shares sold		256,062
Dividends receivable		766,155
Distributions receivable from Fidelity Central Funds		1,681
Other receivables		14,189
Total assets		791,023,420
Liabilities
Payable for investments purchased	$4,781,788
Payable for fund shares redeemed	1,877,925
Accrued management fee	359,987
Distribution and service plan fees payable	231,848
Other affiliated payables	157,181
Other payables and accrued expenses	71,378
Collateral on securities loaned, at value	6,367,883
Total liabilities		13,847,990
Net Assets		$777,175,430
Net Assets consist of:
Paid in capital		$600,598,291
Undistributed net investment income		1,206,981
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		51,700,941
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		123,669,217
Net Assets		$777,175,430
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($333,404,896 ÷ 8,996,632 shares)		$37.06
Maximum offering price per share (100/94.25 of $37.06)		$39.32
Class T:
Net Asset Value and redemption price per share ($88,115,877 ÷ 2,424,315 shares)		$36.35
Maximum offering price per share (100/96.50 of $36.35)		$37.67
Class B:
Net Asset Value and offering price per share ($6,698,494 ÷ 198,622 shares)(a)		$33.72
Class C:
Net Asset Value and offering price per share ($141,494,112 ÷ 4,159,255 shares)(a)		$34.02
Class I:
Net Asset Value, offering price and redemption price per share ($207,462,051 ÷ 5,364,373 shares)		$38.67

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$12,788,133
Income from Fidelity Central Funds		123,066
Total income		12,911,199
Expenses
Management fee	$4,683,103
Transfer agent fees	1,704,217
Distribution and service plan fees	2,975,949
Accounting and security lending fees	294,905
Custodian fees and expenses	20,158
Independent trustees' compensation	15,167
Registration fees	127,692
Audit	47,882
Legal	10,378
Interest	190
Miscellaneous	10,653
Total expenses before reductions	9,890,294
Expense reductions	(50,465)	9,839,829
Net investment income (loss)		3,071,370
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,044,308
Foreign currency transactions	(1,584)
Total net realized gain (loss)		72,042,724
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,020,899)
Assets and liabilities in foreign currencies	(963)
Total change in net unrealized appreciation (depreciation)		(8,021,862)
Net gain (loss)		64,020,862
Net increase (decrease) in net assets resulting from operations		$67,092,232

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,071,370	$1,948,813
Net realized gain (loss)	72,042,724	62,719,747
Change in net unrealized appreciation (depreciation)	(8,021,862)	7,086,556
Net increase (decrease) in net assets resulting from operations	67,092,232	71,755,116
Distributions to shareholders from net investment income	(2,601,876)	(2,130,491)
Distributions to shareholders from net realized gain	(62,327,818)	(26,777,623)
Total distributions	(64,929,694)	(28,908,114)
Share transactions - net increase (decrease)	(97,329,347)	286,586,081
Redemption fees	26,890	23,406
Total increase (decrease) in net assets	(95,139,919)	329,456,489
Net Assets
Beginning of period	872,315,349	542,858,860
End of period (including undistributed net investment income of $1,206,981 and undistributed net investment income of $853,887, respectively)	$777,175,430	$872,315,349

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$36.92	$34.50	$26.18	$25.73	$21.54
Income from Investment Operations
Net investment income (loss)A	.17	.13	.23	.20	.09
Net realized and unrealized gain (loss)	2.76	4.01	8.33	.61	4.13
Total from investment operations	2.93	4.14	8.56	.81	4.22
Distributions from net investment income	(.11)	(.15)	(.24)	(.11)	(.03)
Distributions from net realized gain	(2.68)	(1.58)	–	(.25)	–
Total distributions	(2.79)	(1.72)B	(.24)	(.36)	(.03)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$37.06	$36.92	$34.50	$26.18	$25.73
Total ReturnD,E	8.17%	12.52%	32.92%	3.42%	19.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.06%	1.09%	1.11%	1.14%	1.13%
Expenses net of fee waivers, if any	1.06%	1.09%	1.11%	1.14%	1.13%
Expenses net of all reductions	1.06%	1.09%	1.11%	1.14%	1.13%
Net investment income (loss)	.46%	.37%	.77%	.80%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$333,405	$378,826	$271,512	$192,038	$228,106
Portfolio turnover rateH	70%	57%	78%	82%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.72 per share is comprised of distributions from net investment income of $.146 and distributions from net realized gain of $1.577 per share.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$36.29	$33.93	$25.75	$25.33	$21.24
Income from Investment Operations
Net investment income (loss)A	.07	.04	.15	.13	.03
Net realized and unrealized gain (loss)	2.71	3.95	8.20	.61	4.07
Total from investment operations	2.78	3.99	8.35	.74	4.10
Distributions from net investment income	(.05)	(.06)	(.17)	(.07)	(.01)
Distributions from net realized gain	(2.67)	(1.58)	–	(.25)	–
Total distributions	(2.72)	(1.63)B	(.17)	(.32)	(.01)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$36.35	$36.29	$33.93	$25.75	$25.33
Total ReturnD,E	7.88%	12.27%	32.60%	3.15%	19.28%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.33%	1.33%	1.37%	1.40%	1.39%
Expenses net of fee waivers, if any	1.32%	1.33%	1.37%	1.40%	1.39%
Expenses net of all reductions	1.32%	1.33%	1.36%	1.39%	1.38%
Net investment income (loss)	.20%	.12%	.52%	.54%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$88,116	$90,509	$79,172	$63,954	$71,542
Portfolio turnover rateH	70%	57%	78%	82%	75%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.63 per share is comprised of distributions from net investment income of $.057 and distributions from net realized gain of $1.577 per share.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.02	$31.97	$24.29	$23.99	$20.22
Income from Investment Operations
Net investment income (loss)A	(.11)	(.14)	(.01)	–B	(.11)
Net realized and unrealized gain (loss)	2.52	3.71	7.74	.57	3.88
Total from investment operations	2.41	3.57	7.73	.57	3.77
Distributions from net investment income	(.03)	–	(.05)	(.02)	–
Distributions from net realized gain	(2.68)	(1.52)	–	(.25)	–
Total distributions	(2.71)	(1.52)	(.05)	(.27)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$33.72	$34.02	$31.97	$24.29	$23.99
Total ReturnC,D	7.29%	11.64%	31.87%	2.59%	18.64%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.86%	1.88%	1.92%	1.94%	1.93%
Expenses net of fee waivers, if any	1.85%	1.88%	1.92%	1.94%	1.93%
Expenses net of all reductions	1.85%	1.87%	1.91%	1.94%	1.93%
Net investment income (loss)	(.33)%	(.42)%	(.04)%	- %G	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,698	$12,459	$17,502	$20,058	$28,600
Portfolio turnover rateH	70%	57%	78%	82%	75%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount represents less than .01%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.13	$32.08	$24.38	$24.07	$20.28
Income from Investment Operations
Net investment income (loss)A	(.10)	(.13)	.01	.01	(.09)
Net realized and unrealized gain (loss)	2.54	3.73	7.75	.58	3.88
Total from investment operations	2.44	3.60	7.76	.59	3.79
Distributions from net investment income	–	–	(.06)	(.03)	–
Distributions from net realized gain	(2.55)	(1.55)	–	(.25)	–
Total distributions	(2.55)	(1.55)	(.06)	(.28)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$34.02	$34.13	$32.08	$24.38	$24.07
Total ReturnC,D	7.36%	11.71%	31.90%	2.67%	18.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.82%	1.83%	1.87%	1.89%	1.89%
Expenses net of fee waivers, if any	1.82%	1.83%	1.87%	1.89%	1.89%
Expenses net of all reductions	1.81%	1.83%	1.86%	1.88%	1.88%
Net investment income (loss)	(.30)%	(.38)%	.02%	.05%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$141,494	$147,749	$89,893	$66,289	$72,673
Portfolio turnover rateG	70%	57%	78%	82%	75%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Industrials Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$38.42	$35.83	$27.18	$26.69	$22.30
Income from Investment Operations
Net investment income (loss)A	.28	.25	.33	.28	.17
Net realized and unrealized gain (loss)	2.87	4.16	8.64	.63	4.28
Total from investment operations	3.15	4.41	8.97	.91	4.45
Distributions from net investment income	(.22)	(.24)	(.32)	(.17)	(.06)
Distributions from net realized gain	(2.68)	(1.58)	–	(.25)	–
Total distributions	(2.90)	(1.82)	(.32)	(.42)	(.06)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$38.67	$38.42	$35.83	$27.18	$26.69
Total ReturnC	8.45%	12.82%	33.28%	3.72%	19.95%
Ratios to Average Net AssetsD,E
Expenses before reductions	.80%	.81%	.84%	.85%	.85%
Expenses net of fee waivers, if any	.80%	.81%	.84%	.85%	.85%
Expenses net of all reductions	.79%	.81%	.83%	.85%	.84%
Net investment income (loss)	.72%	.64%	1.04%	1.08%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$207,462	$242,772	$84,780	$42,850	$68,323
Portfolio turnover rateF	70%	57%	78%	82%	75%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Industrials Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$135,684,178
Gross unrealized depreciation	(13,601,552)
Net unrealized appreciation (depreciation) on securities	$122,082,626
Tax Cost	$661,263,227

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,206,982
Undistributed long-term capital gain	$53,288,008
Net unrealized appreciation (depreciation) on securities and other investments	$122,082,151

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$5,181,299	$ 6,372,762
Long-term Capital Gains	59,748,395	22,535,352
Total	$64,929,694	$ 28,908,114

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $591,182,743 and $737,053,857, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	–%	.25%	$907,096	$ 8,382
Class T	.25%	.25%	460,830	-
Class B	.75%	.25%	98,405	73,829
Class C	.75%	.25%	1,509,618	363,133
			$2,975,949	$ 445,344

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$122,486
Class T	13,144
Class B*	3,331
Class C*	32,550

$171,511

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$732,207.20
Class T	197,324.21
Class B	23,845.24
Class C	309,991.21
Class I	440,850.19

$1,704,217

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11,396 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$3,411,833.33%		$190

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,254 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $114,891.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,250 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $3,279 and a portion of class-level operating expenses as follows:

Amount
Class A	7,693
Class T	1,997
Class B	328
Class C	2,891
Class I	4,027
16,936

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$1,073,088	$1,245,229
Class T	117,188	134,405
Class B	10,986	–
Class I	1,400,614	750,857
Total	$2,601,876	$2,130,491
From net realized gain
Class A	$26,712,147	$13,069,252
Class T	6,664,310	3,703,526
Class B	905,701	784,693
Class C	11,132,591	4,700,595
Class I	16,913,069	4,519,557
Total	$62,327,818	$26,777,623

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	1,896,772	4,772,547	$70,041,684	$175,272,457
Reinvestment of distributions	707,344	371,629	25,707,295	12,577,496
Shares redeemed	(3,868,022)	(2,753,437)	(142,586,857)	(102,587,048)
Net increase (decrease)	(1,263,906)	2,390,739	$(46,837,878)	$85,262,905
Class T
Shares sold	223,605	488,031	$8,111,419	$17,620,607
Reinvestment of distributions	183,489	111,368	6,551,657	3,695,039
Shares redeemed	(477,116)	(438,393)	(17,277,571)	(15,778,298)
Net increase (decrease)	(70,022)	161,006	$(2,614,495)	$5,537,348
Class B
Shares sold	7,145	23,437	$236,954	$779,028
Reinvestment of distributions	23,129	20,842	769,253	646,413
Shares redeemed	(197,915)	(225,514)	(6,710,202)	(7,608,429)
Net increase (decrease)	(167,641)	(181,235)	$(5,703,995)	$(6,182,988)
Class C
Shares sold	897,971	2,035,151	$30,459,518	$69,252,170
Reinvestment of distributions	266,310	122,955	8,933,204	3,851,644
Shares redeemed	(1,333,978)	(631,000)	(45,225,201)	(21,673,420)
Net increase (decrease)	(169,697)	1,527,106	$(5,832,479)	$51,430,394
Class I
Shares sold	2,703,369	5,450,475	$103,567,578	$209,069,151
Reinvestment of distributions	388,187	116,471	14,699,436	4,133,979
Shares redeemed	(4,045,495)	(1,614,908)	(154,607,514)	(62,664,708)
Net increase (decrease)	(953,939)	3,952,038	$(36,340,500)	$150,538,422

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity Advisor® Technology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	11.30%	15.73%	9.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Technology Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,858	Fidelity Advisor® Technology Fund - Class I
$21,043	S&P 500® Index

Fidelity Advisor® Technology Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015 as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. As a result, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for consumer staples and the real estate segment of the financials sector yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Charlie Chai:  For the year, the fund's share classes lagged the 13.06% gain of the MSCI U.S. IMI Information Technology 25/50 Index and also trailed the broadly based S&P 500®. (For specific class-level results, please see the Performance section of this report.) Versus the MSCI index, stock selection in Internet software & services held back relative performance. At the stock level, an overweighting in Internet portal Yahoo! was the fund's biggest relative detractor. I added to our share count in Yahoo! during the period but continued to monitor the tax ramifications – still in flux at period end – of a proposed spinoff of its large stake in Alibaba Group Holding, which reported disappointing earnings amid a slowing Chinese economy. An out-of-benchmark stake in NAVER, South Korea's top Web-search operator, also hurt relative results, as did a sizable underweighting in strong-performing payment processor and index name Visa. Conversely, stock selection in the mega-cap group was a noteworthy positive. For example, not owning IT services giant IBM, an index component and our top relative contributor, bolstered results, as did mostly avoiding PC chipmaker Intel, another weak-performing index name. Lastly, our non-U.S. holdings contributed, despite the headwind of a rising U.S dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Technology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	12.9	14.1
Facebook, Inc. Class A	7.0	6.6
Google, Inc. Class C	5.2	4.2
Google, Inc. Class A	5.0	4.1
QUALCOMM, Inc.	2.7	2.1
Yahoo!, Inc.	2.1	3.1
Microsoft Corp.	2.1	0.0
Tesla Motors, Inc.	2.0	0.7
Hewlett-Packard Co.	1.9	2.0
Oracle Corp.	1.8	0.7
	42.7

Top Industries (% of fund's net assets)

As of July 31, 2015
Internet Software & Services	29.2%
Technology Hardware, Storage & Peripherals	16.4%
Software	14.9%
Semiconductors & Semiconductor Equipment	10.3%
IT Services	6.1%
All Others*	23.1%

As of January 31, 2015
Internet Software & Services	29.9%
Technology Hardware, Storage & Peripherals	17.9%
Software	12.8%
Semiconductors & Semiconductor Equipment	9.7%
Communications Equipment	7.2%
All Others*	22.5%

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Technology Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Auto Components - 0.0%
Auto Parts & Equipment - 0.0%
NOK Corp.	24,700	$724,448
Automobiles - 2.0%
Automobile Manufacturers - 2.0%
Tesla Motors, Inc. (a)(b)	123,209	32,792,075
Banks - 0.9%
Diversified Banks - 0.9%
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 11/27/17 (a)(c)	2,184,400	11,617,669
Luxshare Precision Industry Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 6/3/16 (a)(c)	173,750	949,088
Midea Group ELS (BNP Paribas Arbitrage Warrant Program) warrants 1/6/16 (a)(c)	417,500	2,228,773
		14,795,530
Biotechnology - 0.1%
Biotechnology - 0.1%
JHL Biotech, Inc. (d)	277,738	1,038,740
Capital Markets - 0.1%
Diversified Capital Markets - 0.1%
Shenzhen O-film Tech Co. Ltd. ELS (UBS Warrant Program) warrants 7/18/16 (a)(c)	292,500	1,294,871
Chemicals - 0.2%
Industrial Gases - 0.1%
OCI Materials Co. Ltd.	8,666	987,712
Specialty Chemicals - 0.1%
Duk San Neolux Co. Ltd. (a)	105,097	1,410,559
JSR Corp.	8,900	148,220
Nitto Denko Corp.	2,200	166,684
		1,725,463

TOTAL CHEMICALS		2,713,175

Communications Equipment - 4.7%
Communications Equipment - 4.7%
BYD Electronic International Co. Ltd.	1,793,500	1,492,212
Ciena Corp. (a)(b)	192,000	4,886,400
Cisco Systems, Inc.	231,100	6,567,862
CommScope Holding Co., Inc. (a)	373,800	11,726,106
Ixia (a)	234,825	3,099,690
Juniper Networks, Inc.	32,466	922,684
Palo Alto Networks, Inc. (a)	15,400	2,861,782
QUALCOMM, Inc.	680,800	43,836,712
Radware Ltd. (a)	610	11,614
		75,405,062
Construction Materials - 0.0%
Construction Materials - 0.0%
Universal Cement Corp.	378,705	284,687
Diversified Consumer Services - 0.7%
Education Services - 0.7%
New Oriental Education & Technology Group, Inc. sponsored ADR	475,700	10,655,680
Specialized Consumer Services - 0.0%
LifeLock, Inc. (a)(b)	867	6,867

TOTAL DIVERSIFIED CONSUMER SERVICES		10,662,547

Diversified Telecommunication Services - 0.1%
Alternative Carriers - 0.1%
8x8, Inc. (a)	271,800	2,367,378
Electrical Equipment - 0.9%
Electrical Components & Equipment - 0.9%
Lumenpulse, Inc. (a)	21,700	237,433
Nidec Corp.	40,700	3,638,837
OSRAM Licht AG	187,063	10,650,110
		14,526,380
Electronic Equipment & Components - 3.7%
Electronic Components - 1.4%
Alps Electric Co. Ltd.	1,200	37,907
Largan Precision Co. Ltd.	1,000	101,232
Ledlink Optics, Inc.	753,405	1,131,535
OMRON Corp.	95,600	3,752,725
Samsung SDI Co. Ltd.	38,955	2,866,402
Sunny Optical Technology Group Co. Ltd.	3,712,100	7,163,425
Taiyo Yuden Co. Ltd.	56,900	713,919
TDK Corp.	10,300	722,209
TPK Holding Co. Ltd.	688,000	2,346,936
Universal Display Corp. (a)	21,800	1,040,078
Yageo Corp.	2,063,660	2,933,187
Yaskawa Electric Corp.	1,100	13,056
		22,822,611
Electronic Equipment & Instruments - 0.3%
Chroma ATE, Inc.	1,671,683	3,379,271
Cognex Corp.	34,600	1,566,342
FEI Co.	200	17,194
Keyence Corp.	300	151,289
		5,114,096
Electronic Manufacturing Services - 1.8%
TE Connectivity Ltd.	110,729	6,745,611
Trimble Navigation Ltd. (a)	945,396	21,838,648
		28,584,259
Technology Distributors - 0.2%
Digital China Holdings Ltd. (H Shares)	2,566,000	2,542,069

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		59,063,035

Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Intai Technology Corp.	439,000	1,553,001
Olympus Corp.	4,500	172,469
		1,725,470
Health Care Providers & Services - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	600	20,196
Health Care Technology - 0.7%
Health Care Technology - 0.7%
athenahealth, Inc. (a)	66,994	9,376,480
M3, Inc.	78,200	1,844,343
Medidata Solutions, Inc. (a)	15,200	817,760
		12,038,583
Hotels, Restaurants & Leisure - 0.3%
Casinos & Gaming - 0.3%
500.com Ltd. sponsored ADR Class A (a)(b)	186,100	4,378,933
Household Durables - 0.6%
Consumer Electronics - 0.4%
Sky Light Holdings Ltd. (a)	920,000	391,626
Skyworth Digital Holdings Ltd.	328,000	250,898
Sony Corp. (a)	122,400	3,469,602
Sony Corp. sponsored ADR (a)	49,900	1,414,665
TCL Multimedia Technology Holdings Ltd.	342,000	176,464
		5,703,255
Household Appliances - 0.2%
Haier Electronics Group Co. Ltd.	1,451,000	3,410,242

TOTAL HOUSEHOLD DURABLES		9,113,497

Internet & Catalog Retail - 3.3%
Internet Retail - 3.3%
Amazon.com, Inc. (a)	32,600	17,478,490
ASOS PLC (a)	3,500	185,836
E-Commerce China Dangdang, Inc. ADR (a)(b)	84,315	569,126
Groupon, Inc. Class A (a)(b)	1,998,500	9,632,770
Jumei International Holding Ltd. sponsored ADR (a)(b)	1,105,410	20,682,221
MySale Group PLC (a)	19,300	14,166
Qunar Cayman Islands Ltd. sponsored ADR (a)	21,527	898,968
Travelport Worldwide Ltd.	85,223	1,086,593
Vipshop Holdings Ltd. ADR (a)	114,100	2,223,809
zulily, Inc. Class A (a)	1,000	13,210
		52,785,189
Internet Software & Services - 28.6%
Internet Software & Services - 28.6%
58.com, Inc. ADR (a)(b)	159,700	9,484,583
Alibaba Group Holding Ltd. sponsored ADR (b)	196,200	15,370,308
Baidu.com, Inc. sponsored ADR (a)	85,400	14,745,164
ChannelAdvisor Corp. (a)	166,464	1,679,622
Constant Contact, Inc. (a)	400	10,336
Cornerstone OnDemand, Inc. (a)	109,032	3,931,694
Cvent, Inc. (a)	50,808	1,367,751
Demandware, Inc. (a)	34,006	2,569,493
DeNA Co. Ltd.	324,400	6,452,140
eBay, Inc. (a)	12,900	362,748
eGain Communications Corp. (a)(b)	64,050	285,663
Endurance International Group Holdings, Inc. (a)	488,000	9,862,480
Facebook, Inc. Class A (a)	1,189,111	111,788,325
Google, Inc.:
Class A (a)	121,887	80,140,703
Class C	132,655	82,990,295
HomeAway, Inc. (a)	271,390	8,152,556
Hortonworks, Inc.	1,500	36,390
LendingClub Corp.	700	10,157
LinkedIn Corp. Class A (a)	3,800	772,388
Marketo, Inc. (a)	87,813	2,670,393
Momo, Inc. ADR	1,386	22,439
NAVER Corp.	19,851	8,903,702
New Relic, Inc.	400	13,920
NIC, Inc.	59,508	1,073,524
Q2 Holdings, Inc. (a)	700	19,033
Qihoo 360 Technology Co. Ltd. ADR (a)(b)	52,911	3,281,011
Rackspace Hosting, Inc. (a)	30,639	1,042,645
Renren, Inc. ADR (a)(b)	164,400	577,044
SciQuest, Inc. (a)	185,354	2,203,859
SINA Corp. (a)	17,700	718,797
Sohu.com, Inc. (a)	17,300	832,649
SouFun Holdings Ltd. ADR (b)	587,200	3,916,624
Textura Corp. (a)	247,315	7,172,135
Twitter, Inc. (a)	137,100	4,251,471
Web.com Group, Inc. (a)	203,586	5,067,256
Weibo Corp. sponsored ADR (a)(b)	57,000	799,710
Xunlei Ltd. sponsored ADR (a)	490,873	4,540,575
Yahoo!, Inc. (a)	909,400	33,347,698
Yelp, Inc. (a)(b)	110,643	2,920,975
Youku Tudou, Inc. ADR (a)(b)	1,153,305	22,374,117
YY, Inc. ADR (a)(b)	2,651	156,701
Zillow Group, Inc. (a)(b)	47,510	3,872,065
		459,791,139
IT Services - 6.1%
Data Processing & Outsourced Services - 5.6%
Euronet Worldwide, Inc. (a)	25,835	1,769,698
Fidelity National Information Services, Inc.	331,495	21,689,718
FleetCor Technologies, Inc. (a)	56,800	8,793,776
Optimal Payments PLC (a)	2,105,200	8,679,226
PayPal Holdings, Inc. (a)	12,900	499,230
Total System Services, Inc.	267,153	12,347,812
Vantiv, Inc. (a)	246,600	10,850,400
Visa, Inc. Class A	333,800	25,148,492
		89,778,352
IT Consulting & Other Services - 0.5%
Cognizant Technology Solutions Corp. Class A (a)	135,094	8,524,431
EPAM Systems, Inc. (a)	2,861	212,029
Virtusa Corp. (a)	400	19,176
		8,755,636

TOTAL IT SERVICES		98,533,988

Machinery - 1.2%
Construction Machinery & Heavy Trucks - 0.8%
Zhengzhou Yutong Bus Co. Ltd.	4,257,508	13,273,538
Industrial Machinery - 0.4%
Harmonic Drive Systems, Inc.	52,100	778,967
Minebea Ltd.	355,000	5,565,538
		6,344,505

TOTAL MACHINERY		19,618,043

Media - 1.1%
Advertising - 0.1%
iCar Asia Ltd. (a)(b)	1,257,513	689,384
Cable & Satellite - 0.4%
Naspers Ltd. Class N	40,745	5,700,966
Movies & Entertainment - 0.4%
Bona Film Group Ltd. sponsored ADR (a)	234,644	2,768,799
IMAX Corp. (a)	109,500	4,096,395
		6,865,194
Publishing - 0.2%
NEXT Co. Ltd.	21,800	163,058
Schibsted ASA:
(A Shares)	54,400	1,896,703
(B Shares) (a)	54,383	1,777,603
		3,837,364

TOTAL MEDIA		17,092,908

Professional Services - 0.2%
Human Resource & Employment Services - 0.1%
51job, Inc. sponsored ADR (a)	400	12,224
WageWorks, Inc. (a)	30,744	1,535,663
		1,547,887
Research & Consulting Services - 0.1%
ICF International, Inc. (a)	33,600	1,231,776
Verisk Analytics, Inc. (a)	168	13,122
		1,244,898

TOTAL PROFESSIONAL SERVICES		2,792,785

Real Estate Management & Development - 0.0%
Real Estate Development - 0.0%
Greenland Hong Kong Holdings Ltd.	1,094,000	629,393
Road & Rail - 0.0%
Trucking - 0.0%
eHi Car Service Co. Ltd. sponsored ADR (b)	24,400	283,772
Semiconductors & Semiconductor Equipment - 10.3%
Semiconductor Equipment - 0.2%
Hermes Microvision, Inc.	12,000	596,968
Nanometrics, Inc. (a)	9,409	128,715
Rubicon Technology, Inc. (a)(b)	681,267	1,205,843
SunEdison, Inc. (a)	700	16,296
Ultratech, Inc. (a)	121,600	1,935,872
		3,883,694
Semiconductors - 10.1%
Analog Devices, Inc.	2,800	163,324
Atmel Corp.	1,565,000	12,958,200
Avago Technologies Ltd.	82,500	10,324,050
Broadcom Corp. Class A	125,022	6,327,363
Cavium, Inc. (a)	13,700	928,860
Cirrus Logic, Inc. (a)	22,714	749,789
Everlight Electronics Co. Ltd.	2,141,000	2,819,953
First Solar, Inc. (a)	64,800	2,870,640
Freescale Semiconductor, Inc. (a)	78,356	3,124,054
Genesis Photonics, Inc. (a)	2,474,066	777,541
Hua Hong Semiconductor Ltd. (a)	1,615,000	1,585,355
Inotera Memories, Inc. (a)	5,467,000	3,289,525
Intel Corp.	133,900	3,876,405
Intersil Corp. Class A	351,594	3,913,241
Lextar Electronics Corp.	437,000	209,804
M/A-COM Technology Solutions Holdings, Inc. (a)(b)	38,107	1,284,587
MagnaChip Semiconductor Corp. (a)	114,554	980,582
Marvell Technology Group Ltd.	2,091,782	26,021,768
Maxim Integrated Products, Inc.	592,700	20,175,508
Melexis NV	293	15,636
Micron Technology, Inc. (a)	608,700	11,267,037
Microsemi Corp. (a)	182,200	6,001,668
Monolithic Power Systems, Inc.	71,201	3,681,804
Novatek Microelectronics Corp.	979,000	3,540,603
ON Semiconductor Corp. (a)	129,500	1,375,290
PMC-Sierra, Inc. (a)	326,200	2,221,422
Power Integrations, Inc.	41,500	1,608,540
Qorvo, Inc. (a)	269,133	15,596,257
Radiant Opto-Electronics Corp.	934,000	2,773,089
Sanken Electric Co. Ltd.	858,000	4,776,859
Semiconductor Manufacturing International Corp. (a)	13,421,000	1,205,967
Semtech Corp. (a)	266,998	4,696,495
Silicon Laboratories, Inc. (a)	30,900	1,390,191
STMicroelectronics NV	1,630	12,729
		162,544,136

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		166,427,830

Software - 14.9%
Application Software - 7.1%
Adobe Systems, Inc. (a)	189,316	15,522,019
ANSYS, Inc. (a)	175	16,476
Autodesk, Inc. (a)	139,500	7,055,910
Blackbaud, Inc.	17,200	1,051,952
Citrix Systems, Inc. (a)	203,115	15,357,525
Guidewire Software, Inc. (a)	190	11,220
Idreamsky Technology Ltd. ADR (b)	113,949	1,333,203
Interactive Intelligence Group, Inc. (a)	53,960	2,237,182
Intuit, Inc.	142,100	15,029,917
Kingdee International Software Group Co. Ltd.	8,813,800	3,808,706
Linx SA	700	10,318
Mobileye NV (a)	51,500	3,095,150
Parametric Technology Corp. (a)	43,100	1,566,685
Paycom Software, Inc. (a)	900	28,800
Paylocity Holding Corp. (a)(b)	45,300	1,627,176
Qlik Technologies, Inc. (a)	44,300	1,792,378
RealPage, Inc. (a)	219,900	4,222,080
Salesforce.com, Inc. (a)	374,519	27,452,243
SolarWinds, Inc. (a)	333	13,283
Splunk, Inc. (a)	21,696	1,517,418
SS&C Technologies Holdings, Inc.	52,200	3,551,166
Ultimate Software Group, Inc. (a)	76	14,000
Workday, Inc. Class A (a)	9,700	818,001
Workiva, Inc.	51,400	749,926
Yodlee, inc.	1,300	16,328
Zendesk, Inc. (a)(b)	288,700	5,955,881
		113,854,943
Home Entertainment Software - 1.3%
Activision Blizzard, Inc.	233,170	6,013,454
Nintendo Co. Ltd.	85,400	15,028,636
		21,042,090
Systems Software - 6.5%
Allot Communications Ltd. (a)	288,719	1,504,226
CommVault Systems, Inc. (a)	300	11,241
Fleetmatics Group PLC (a)	385,930	18,474,469
Imperva, Inc. (a)	300	19,710
Infoblox, Inc. (a)	900	21,150
Microsoft Corp.	709,600	33,138,320
NetSuite, Inc. (a)	107,077	10,583,491
Oracle Corp.	728,400	29,092,296
Progress Software Corp. (a)	82,300	2,442,664
Rapid7, Inc.	2,500	57,450
Red Hat, Inc. (a)	31,448	2,486,908
ServiceNow, Inc. (a)	71,495	5,755,348
Tableau Software, Inc. (a)	3,300	345,642
Varonis Systems, Inc. (a)	900	18,711
VMware, Inc. Class A (a)	200	17,826
		103,969,452

TOTAL SOFTWARE		238,866,485

Technology Hardware, Storage & Peripherals - 16.4%
Technology Hardware, Storage & Peripherals - 16.4%
Apple, Inc.	1,709,129	207,317,347
BlackBerry Ltd. (a)	1,486	11,521
Electronics for Imaging, Inc. (a)	87,100	3,980,470
EMC Corp.	258,400	6,948,376
Hewlett-Packard Co.	997,700	30,449,804
Nimble Storage, Inc. (a)	5,000	138,100
SanDisk Corp.	173,200	10,442,228
Seagate Technology LLC	30,400	1,538,240
Silicon Graphics International Corp. (a)	166,658	851,622
Stratasys Ltd. (a)	100	3,073
Western Digital Corp.	17,700	1,523,262
		263,204,043
Wireless Telecommunication Services - 0.6%
Wireless Telecommunication Services - 0.6%
Bharti Infratel Ltd.	936,976	6,554,916
RingCentral, Inc. (a)	170,800	3,364,760
		9,919,676
TOTAL COMMON STOCKS
(Cost $1,403,592,250)		1,572,889,858

Convertible Preferred Stocks - 1.0%
Internet & Catalog Retail - 0.4%
Internet Retail - 0.4%
Meituan Corp. Series D (d)	758,456	5,893,203
Internet Software & Services - 0.6%
Internet Software & Services - 0.6%
Uber Technologies, Inc. Series D, 8.00% (a)(d)	232,064	9,199,017
IT Services - 0.0%
Data Processing & Outsourced Services - 0.0%
Nutanix, Inc. Series E (d)	39,963	636,211
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $8,930,115)		15,728,431

Money Market Funds - 7.3%
Fidelity Cash Central Fund, 0.17% (e)	14,154,017	14,154,017
Fidelity Securities Lending Cash Central Fund, 0.18% (e)(f)	103,635,609	103,635,609
TOTAL MONEY MARKET FUNDS
(Cost $117,789,626)		117,789,626
TOTAL INVESTMENT PORTFOLIO - 106.1%
(Cost $1,530,311,991)		1,706,407,915
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(98,362,251)
NET ASSETS - 100%		$1,608,045,664

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,090,401 or 1.0% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,767,171 or 1.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
JHL Biotech, Inc.	4/14/15	$1,038,740
Meituan Corp. Series D	1/26/15	$4,794,731
Nutanix, Inc. Series E	8/26/14	$535,364
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$3,600,020

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,620
Fidelity Securities Lending Cash Central Fund	708,181
Total	$736,801

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,572,889,858	$1,547,433,582	$12,799,867	$12,656,409
Convertible Preferred Stocks	15,728,431	--	--	15,728,431
Money Market Funds	117,789,626	117,789,626	--	--
Total Investments in Securities:	$1,706,407,915	$1,665,223,208	$12,799,867	$28,384,840

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$98,181,240

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$4,087,100
Total Realized Gain (Loss)	9,015
Total Unrealized Gain (Loss)	4,689,501
Cost of Purchases	20,118,557
Proceeds of Sales	(519,333)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$28,384,840
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2015	$4,657,248

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.6%
Cayman Islands	8.8%
Japan	2.8%
Bermuda	2.3%
Taiwan	1.5%
Ireland	1.2%
Netherlands	1.1%
Korea (South)	1.0%
Others (Individually Less Than 1%)	4.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value (including securities loaned of $102,017,859) — See accompanying schedule: Unaffiliated issuers (cost $1,412,522,365)	$1,588,618,289
Fidelity Central Funds (cost $117,789,626)	117,789,626
Total Investments (cost $1,530,311,991)		$1,706,407,915
Cash		42,502
Foreign currency held at value (cost $68,863)		68,889
Receivable for investments sold		24,260,961
Receivable for fund shares sold		3,691,481
Dividends receivable		856,608
Distributions receivable from Fidelity Central Funds		70,382
Other receivables		74,920
Total assets		1,735,473,658
Liabilities
Payable for investments purchased	$21,243,022
Payable for fund shares redeemed	1,012,502
Accrued management fee	731,930
Distribution and service plan fees payable	305,784
Other affiliated payables	300,522
Other payables and accrued expenses	198,625
Collateral on securities loaned, at value	103,635,609
Total liabilities		127,427,994
Net Assets		$1,608,045,664
Net Assets consist of:
Paid in capital		$1,375,234,096
Accumulated net investment loss		(24,170)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		56,859,514
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		175,976,224
Net Assets		$1,608,045,664
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($468,819,422 ÷ 12,730,785 shares)		$36.83
Maximum offering price per share (100/94.25 of $36.83)		$39.08
Class T:
Net Asset Value and redemption price per share ($208,191,772 ÷ 5,904,054 shares)		$35.26
Maximum offering price per share (100/96.50 of $35.26)		$36.54
Class B:
Net Asset Value and offering price per share ($8,884,540 ÷ 276,368 shares)(a)		$32.15
Class C:
Net Asset Value and offering price per share ($138,204,865 ÷ 4,282,301 shares)(a)		$32.27
Class I:
Net Asset Value, offering price and redemption price per share ($783,945,065 ÷ 20,084,746 shares)		$39.03

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$11,806,425
Special dividends		3,045,103
Interest		26
Income from Fidelity Central Funds		736,801
Total income		15,588,355
Expenses
Management fee	$8,273,440
Transfer agent fees	2,965,004
Distribution and service plan fees	3,414,130
Accounting and security lending fees	484,390
Custodian fees and expenses	129,367
Independent trustees' compensation	25,623
Registration fees	87,583
Audit	73,061
Legal	21,277
Interest	718
Miscellaneous	14,353
Total expenses before reductions	15,488,946
Expense reductions	(157,981)	15,330,965
Net investment income (loss)		257,390
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	99,946,133
Redemption in-kind with affiliated entities	23,460,718
Foreign currency transactions	(306,614)
Total net realized gain (loss)		123,100,237
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $104,553)	30,812,391
Assets and liabilities in foreign currencies	(10,237)
Total change in net unrealized appreciation (depreciation)		30,802,154
Net gain (loss)		153,902,391
Net increase (decrease) in net assets resulting from operations		$154,159,781

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$257,390	$(3,870,002)
Net realized gain (loss)	123,100,237	107,601,371
Change in net unrealized appreciation (depreciation)	30,802,154	87,968,653
Net increase (decrease) in net assets resulting from operations	154,159,781	191,700,022
Distributions to shareholders from net investment income	(1,694,661)	–
Distributions to shareholders from net realized gain	(115,642,281)	(11,189,247)
Total distributions	(117,336,942)	(11,189,247)
Share transactions - net increase (decrease)	393,289,614	150,832,224
Redemption fees	24,197	21,186
Total increase (decrease) in net assets	430,136,650	331,364,185
Net Assets
Beginning of period	1,177,909,014	846,544,829
End of period (including accumulated net investment loss of $24,170 and accumulated net investment loss of $10,080, respectively)	$1,608,045,664	$1,177,909,014

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class A

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$36.06	$29.90	$25.25	$25.14	$19.83
Income from Investment Operations
Net investment income (loss)A	(.02)B	(.12)	(.07)	(.13)	(.18)
Net realized and unrealized gain (loss)	3.75	6.70	4.72	.24	5.49
Total from investment operations	3.73	6.58	4.65	.11	5.31
Distributions from net investment income	(.02)	–	–	–	–
Distributions from net realized gain	(2.94)	(.42)	–	–	–
Total distributions	(2.96)	(.42)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$36.83	$36.06	$29.90	$25.25	$25.14
Total ReturnD,E	10.94%	22.15%	18.42%	.44%	26.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.09%	1.14%	1.18%	1.18%	1.18%
Expenses net of fee waivers, if any	1.09%	1.14%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.08%	1.12%	1.14%	1.17%	1.16%
Net investment income (loss)	(.05)%B	(.35)%	(.25)%	(.55)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$468,819	$408,687	$355,306	$336,693	$375,609
Portfolio turnover rateH	142%I	186%	142%	201%	167%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.25) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class T

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$34.66	$28.79	$24.38	$24.33	$19.24
Income from Investment Operations
Net investment income (loss)A	(.11)B	(.19)	(.13)	(.19)	(.23)
Net realized and unrealized gain (loss)	3.60	6.45	4.54	.24	5.32
Total from investment operations	3.49	6.26	4.41	.05	5.09
Distributions from net realized gain	(2.89)	(.39)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$35.26	$34.66	$28.79	$24.38	$24.33
Total ReturnD,E	10.63%	21.89%	18.09%	.21%	26.46%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.35%	1.38%	1.42%	1.43%	1.43%
Expenses net of fee waivers, if any	1.35%	1.38%	1.42%	1.43%	1.43%
Expenses net of all reductions	1.34%	1.37%	1.39%	1.42%	1.40%
Net investment income (loss)	(.31)%B	(.60)%	(.50)%	(.80)%	(.98)%
Supplemental Data
Net assets, end of period (000 omitted)	$208,192	$196,067	$173,692	$172,709	$196,913
Portfolio turnover rateH	142%I	186%	142%	201%	167%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.51) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class B

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.83	$26.56	$22.60	$22.67	$18.01
Income from Investment Operations
Net investment income (loss)A	(.27)B	(.34)	(.24)	(.28)	(.33)
Net realized and unrealized gain (loss)	3.29	5.94	4.20	.21	4.99
Total from investment operations	3.02	5.60	3.96	(.07)	4.66
Distributions from net realized gain	(2.70)	(.33)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$32.15	$31.83	$26.56	$22.60	$22.67
Total ReturnD,E	10.04%	21.21%	17.52%	(.31)%	25.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.91%	1.92%	1.93%	1.93%	1.93%
Expenses net of fee waivers, if any	1.91%	1.92%	1.93%	1.93%	1.93%
Expenses net of all reductions	1.90%	1.91%	1.89%	1.92%	1.91%
Net investment income (loss)	(.86)%B	(1.14)%	(1.01)%	(1.30)%	(1.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$8,885	$12,043	$13,745	$17,476	$25,508
Portfolio turnover rateH	142%I	186%	142%	201%	167%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.07) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class C

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$31.99	$26.68	$22.70	$22.77	$18.09
Income from Investment Operations
Net investment income (loss)A	(.25)B	(.33)	(.24)	(.29)	(.33)
Net realized and unrealized gain (loss)	3.29	5.98	4.22	.22	5.01
Total from investment operations	3.04	5.65	3.98	(.07)	4.68
Distributions from net realized gain	(2.76)	(.34)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$32.27	$31.99	$26.68	$22.70	$22.77
Total ReturnD,E	10.07%	21.31%	17.53%	(.31)%	25.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.87%	1.91%	1.93%	1.92%
Expenses net of fee waivers, if any	1.84%	1.87%	1.91%	1.93%	1.92%
Expenses net of all reductions	1.83%	1.86%	1.88%	1.91%	1.90%
Net investment income (loss)	(.80)%B	(1.09)%	(.99)%	(1.29)%	(1.48)%
Supplemental Data
Net assets, end of period (000 omitted)	$138,205	$105,499	$84,858	$88,074	$89,819
Portfolio turnover rateH	142%I	186%	142%	201%	167%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.00) %.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Technology Fund Class I

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$38.06	$31.47	$26.50	$26.30	$20.68
Income from Investment Operations
Net investment income (loss)A	.11B	(.02)	.02	(.06)	(.11)
Net realized and unrealized gain (loss)	3.96	7.06	4.95	.26	5.73
Total from investment operations	4.07	7.04	4.97	.20	5.62
Distributions from net investment income	(.07)	–	–	–	–
Distributions from net realized gain	(3.03)	(.45)	–	–	–
Total distributions	(3.10)	(.45)	–	–	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$39.03	$38.06	$31.47	$26.50	$26.30
Total ReturnD	11.30%	22.55%	18.75%	.76%	27.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.83%	.86%	.86%	.87%
Expenses net of fee waivers, if any	.75%	.83%	.86%	.86%	.87%
Expenses net of all reductions	.74%	.82%	.83%	.85%	.85%
Net investment income (loss)	.29%B	(.05)%	.06%	(.23)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$783,945	$455,612	$218,944	$95,310	$81,350
Portfolio turnover rateG	142%H	186%	142%	201%	167%

 A Calculated based on average shares outstanding during the period.

 B Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .09%.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I(formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 07/31/15	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 28,384,840	Adjusted transaction price	Proxy movement	2.0%	Increase
		Last transaction price	Transaction price	$3.74-$39.64/$36.00	Increase
		Market comparable	Discount rate	10.0%	Decrease
			EV/Sales multiple	7.4	Increase
			EV/GMV multiple	0.4	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2015, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$270,336,592
Gross unrealized depreciation	(107,365,713)
Net unrealized appreciation (depreciation) on securities	$162,970,879
Tax cost	$1,543,437,036

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$47,212,420
Undistributed long-term capital gain	$22,772,140
Net unrealized appreciation (depreciation) on securities and other investments	$162,958,929

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$73,053,772	$ 2,941,208
Long-term Capital Gains	44,283,170	8,248,039
Total	$117,336,942	$ 11,189,247

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,182,059,885 and $2,061,048,342, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,090,850	$17,201
Class T	.25%	.25%	1,018,776	4,754
Class B	.75%	.25%	106,441	80,121
Class C	.75%	.25%	1,198,063	192,863
			$3,414,130	$294,939

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$173,463
Class T	24,598
Class B*	2,793
Class C*	9,974
$210,828

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,039,702.24
Class T	501,133.25
Class B	32,234.30
Class C	288,800.24
Class I	1,103,135.15
	$ 2,965,004

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $39,865 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,741,000.35%		$718

Redemptions In-Kind. During the period, 2,476,292 shares of the Fund held by affiliated entities were redeemed for investments with a value of $93,826,692. The net realized gain of $23,460,718 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered cash and investments valued at $311,440,613 in exchange for 8,219,599 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,128 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $708,181.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $127,319 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $15.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $6,525 and a portion of class-level operating expenses as follows:

Amount
Class A	$7,666
Class T	4,347
Class B	30
Class C	2,322
Class I	9,757
$ 24,122

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$285,364	$–
Class I	1,409,297	–
Total	$1,694,661	$–
From net realized gain
Class A	$33,752,271	$4,830,573
Class T	16,437,395	2,285,378
Class B	983,656	152,106
Class C	9,419,892	1,068,092
Class I	55,049,067	2,853,098
Total	$115,642,281	$11,189,247

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	2,913,106	1,967,332	$105,555,201	$66,338,054
Reinvestment of distributions	901,782	136,812	31,562,947	4,412,177
Shares redeemed	(2,417,005)	(2,655,768)	(86,800,900)	(89,258,893)
Net increase (decrease)	1,397,883	(551,624)	$50,317,248	$(18,508,662)
Class T
Shares sold	637,105	604,269	$22,054,709	$19,519,431
Reinvestment of distributions	476,624	71,453	16,015,842	2,218,622
Shares redeemed	(866,616)	(1,051,577)	(29,828,780)	(34,073,517)
Net increase (decrease)	247,113	(375,855)	$8,241,771	$(12,335,464)
Class B
Shares sold	11,273	9,706	$348,144	$287,815
Reinvestment of distributions	29,273	4,834	901,739	138,293
Shares redeemed	(142,494)	(153,751)	(4,494,534)	(4,566,688)
Net increase (decrease)	(101,948)	(139,211)	$(3,244,651)	$(4,140,580)
Class C
Shares sold	1,277,139	594,192	$40,629,084	$17,948,827
Reinvestment of distributions	261,235	31,647	8,065,851	909,547
Shares redeemed	(554,231)	(507,790)	(17,408,387)	(15,090,389)
Net increase (decrease)	984,143	118,049	$31,286,548	$3,767,985
Class I
Shares sold	23,671,191(a)	7,128,296	$899,915,317(a)	$254,841,416
Reinvestment of distributions	1,510,080	81,545	55,853,504	2,770,913
Shares redeemed	(17,066,384)(b)	(2,196,859)	(649,080,123)(b)	(75,563,384)
Net increase (decrease)	8,114,887	5,012,982	$306,688,698	$182,048,945

 (a) Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

 (b) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Fund was the owner of record of approximately 33% of the total outstanding shares of the Fund.

Fidelity Advisor® Utilities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	2.35%	12.72%	8.23%

 Prior to October 1, 2006, the fund was named Fidelity Advisor® Telecommunications & Utilities Growth Fund, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Utilities Fund - Class I on July 31, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,056	Fidelity Advisor® Utilities Fund - Class I
$21,043	S&P 500® Index

Fidelity Advisor® Utilities Fund

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Douglas Simmons:  In a challenging year for utilities as a group, the fund's share classes underperformed the benchmark MSCI U.S. IMI Utilities 25/50 Index and the broad-based S&P 500®. (For specific class-level results, please see the Performance section of this report.) The fund underperformed the 9.22% return of the MSCI index due to a combination of stock picking and market selection. In general, the more regulated utility names that I tend to avoid performed the best for the one-year period, because they are more sensitive to interest rate movements. A sizable overweighting in the less interest-rate-sensitive names in the independent power producers & energy traders segment delivered the most significant hit. Energy producer NRG Energy was one of the primary detractors here. NRG depends on the capital markets to increase its cash flow and dividend payments. During the period, the capital markets were weak for many stocks tied to energy, calling into question whether NRG had the ability to issue equity to boost its dividend. The fund's out-of-index stake in oil & gas storage & transportation also hurt. Terminal operator Cheniere Energy declined during the time we owned it. The stock became caught up in the sector correction and declined from late March through July. On the flip side, a significant overweighting in Florida-based electric company NextEra Energy was the biggest contributor to relative performance, followed by natural gas infrastructure company NiSource.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Utilities Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	16.1	12.3
Exelon Corp.	13.0	9.9
Sempra Energy	11.2	9.2
Dominion Resources, Inc.	9.0	9.7
PPL Corp.	4.9	4.9
Edison International	4.9	3.4
PG&E Corp.	4.6	7.9
Calpine Corp.	4.3	4.0
NRG Energy, Inc.	3.9	2.7
FirstEnergy Corp.	3.1	1.9
	75.0

Top Industries (% of fund's net assets)

As of July 31, 2015
Electric Utilities	48.8%
Multi-Utilities	30.8%
Independent Power and Renewable Electricity Producers	11.6%
Oil, Gas & Consumable Fuels	4.7%
Real Estate Investment Trusts	2.7%
All Others*	1.4%

As of January 31, 2015
Electric Utilities	40.4%
Multi-Utilities	31.6%
Independent Power Producers & Renewable Electricity Producers	10.0%
Oil, Gas & Consumable Fuels	6.1%
Media	2.9%
All Others*	9.0%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Utilities Fund

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Electric Utilities - 48.8%
Electric Utilities - 48.8%
Duke Energy Corp.	37,400	$2,775,828
Edison International	222,002	13,322,340
Exelon Corp.	1,106,250	35,499,563
FirstEnergy Corp.	244,200	8,293,032
ITC Holdings Corp.	138,400	4,675,152
NextEra Energy, Inc.	418,340	44,009,369
OGE Energy Corp.	263,423	7,839,468
PNM Resources, Inc.	20,800	548,704
PPL Corp.	420,572	13,378,395
Southern Co.	62,700	2,804,571
		133,146,422
Independent Power and Renewable Electricity Producers - 11.6%
Independent Power Producers & Energy Traders - 11.6%
Black Hills Corp.	67,500	2,812,050
Calpine Corp. (a)	645,217	11,807,471
Dynegy, Inc. (a)	146,057	3,804,785
NRG Energy, Inc.	476,415	10,695,517
NRG Yield, Inc. Class C	37,300	719,517
The AES Corp.	134,800	1,725,440
		31,564,780
Multi-Utilities - 30.8%
Multi-Utilities - 30.8%
Dominion Resources, Inc.	343,399	24,621,708
DTE Energy Co.	71,498	5,752,729
NiSource, Inc.	383,083	6,688,629
PG&E Corp.	238,218	12,508,827
Sempra Energy	300,637	30,598,834
TECO Energy, Inc.	52,000	1,150,240
WEC Energy Group, Inc.	59,760	2,928,240
		84,249,207
Oil, Gas & Consumable Fuels - 4.7%
Oil & Gas Storage & Transport - 4.7%
Cheniere Energy Partners LP Holdings LLC	310,762	6,793,257
Columbia Pipeline Group, Inc.	207,983	6,068,944
		12,862,201
Real Estate Investment Trusts - 2.7%
Specialized REITs - 2.7%
Crown Castle International Corp.	89,800	7,355,518
TOTAL COMMON STOCKS
(Cost $255,473,255)		269,178,128

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 0.17% (b)
(Cost $5,703,373)	5,703,373	5,703,373
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $261,176,628)		274,881,501
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(1,804,384)
NET ASSETS - 100%		$273,077,117

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,550
Fidelity Securities Lending Cash Central Fund	31,909
Total	$38,459

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $255,473,255)	$269,178,128
Fidelity Central Funds (cost $5,703,373)	5,703,373
Total Investments (cost $261,176,628)		$274,881,501
Receivable for investments sold		444,425
Receivable for fund shares sold		342,179
Dividends receivable		172,881
Distributions receivable from Fidelity Central Funds		1,393
Other receivables		17,965
Total assets		275,860,344
Liabilities
Payable for investments purchased	$1,836,357
Payable for fund shares redeemed	621,939
Accrued management fee	125,945
Distribution and service plan fees payable	93,851
Other affiliated payables	67,259
Other payables and accrued expenses	37,876
Total liabilities		2,783,227
Net Assets		$273,077,117
Net Assets consist of:
Paid in capital		$254,322,840
Undistributed net investment income		1,963,229
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,086,397
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,704,651
Net Assets		$273,077,117
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($140,148,128 ÷ 5,500,243 shares)		$25.48
Maximum offering price per share (100/94.25 of $25.48)		$27.03
Class T:
Net Asset Value and redemption price per share ($46,366,423 ÷ 1,818,810 shares)		$25.49
Maximum offering price per share (100/96.50 of $25.49)		$26.41
Class B:
Net Asset Value and offering price per share ($2,680,227 ÷ 106,168 shares)(a)		$25.25
Class C:
Net Asset Value and offering price per share ($52,171,987 ÷ 2,094,659 shares)(a)		$24.91
Class I:
Net Asset Value, offering price and redemption price per share ($31,710,352 ÷ 1,221,130 shares)		$25.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$8,553,813
Income from Fidelity Central Funds		38,459
Total income		8,592,272
Expenses
Management fee	$1,714,293
Transfer agent fees	752,256
Distribution and service plan fees	1,264,580
Accounting and security lending fees	122,418
Custodian fees and expenses	10,182
Independent trustees' compensation	5,535
Registration fees	79,393
Audit	46,568
Legal	3,948
Interest	319
Miscellaneous	3,532
Total expenses before reductions	4,003,024
Expense reductions	(49,428)	3,953,596
Net investment income (loss)		4,638,676
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,144,641
Foreign currency transactions	5,204
Futures contracts	(104,527)
Total net realized gain (loss)		6,045,318
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,645,462)
Assets and liabilities in foreign currencies	(222)
Total change in net unrealized appreciation (depreciation)		(5,645,684)
Net gain (loss)		399,634
Net increase (decrease) in net assets resulting from operations		$5,038,310

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,638,676	$3,559,541
Net realized gain (loss)	6,045,318	27,603,316
Change in net unrealized appreciation (depreciation)	(5,645,684)	1,610,263
Net increase (decrease) in net assets resulting from operations	5,038,310	32,773,120
Distributions to shareholders from net investment income	(4,008,742)	(3,729,207)
Distributions to shareholders from net realized gain	(17,304,031)	(88,322)
Total distributions	(21,312,773)	(3,817,529)
Share transactions - net increase (decrease)	(19,607,828)	71,585,618
Redemption fees	10,186	9,809
Total increase (decrease) in net assets	(35,872,105)	100,551,018
Net Assets
Beginning of period	308,949,222	208,398,204
End of period (including undistributed net investment income of $1,963,229 and undistributed net investment income of $1,595,872, respectively)	$273,077,117	$308,949,222

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class A

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.77	$23.48	$21.20	$19.09	$16.59
Income from Investment Operations
Net investment income (loss)A	.44	.41	.47	.43	.39
Net realized and unrealized gain (loss)	.18	3.35	2.24	2.07	2.50
Total from investment operations	.62	3.76	2.71	2.50	2.89
Distributions from net investment income	(.38)	(.46)	(.43)	(.39)	(.39)
Distributions from net realized gain	(1.52)	(.01)	–	–	–
Total distributions	(1.91)B	(.47)	(.43)	(.39)	(.39)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$25.48	$26.77	$23.48	$21.20	$19.09
Total ReturnD,E	2.01%	16.38%	13.09%	13.40%	17.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.13%	1.16%	1.20%	1.23%	1.24%
Expenses net of fee waivers, if any	1.13%	1.16%	1.20%	1.23%	1.24%
Expenses net of all reductions	1.11%	1.15%	1.16%	1.22%	1.20%
Net investment income (loss)	1.65%	1.64%	2.16%	2.24%	2.18%
Supplemental Data
Net assets, end of period (000 omitted)	$140,148	$154,134	$106,851	$99,813	$78,312
Portfolio turnover rateH	105%	112%	154%	195%	201%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.91 per share is comprised of distributions from net investment income of $.384 and distributions from net realized gain of $1.524 per share.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class T

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.78	$23.50	$21.21	$19.09	$16.59
Income from Investment Operations
Net investment income (loss)A	.36	.34	.41	.38	.35
Net realized and unrealized gain (loss)	.18	3.35	2.25	2.07	2.50
Total from investment operations	.54	3.69	2.66	2.45	2.85
Distributions from net investment income	(.31)	(.40)	(.37)	(.33)	(.35)
Distributions from net realized gain	(1.52)	(.01)	–	–	–
Total distributions	(1.83)	(.41)	(.37)	(.33)	(.35)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$25.49	$26.78	$23.50	$21.21	$19.09
Total ReturnC,D	1.72%	15.99%	12.81%	13.13%	17.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.45%	1.47%	1.49%	1.50%
Expenses net of fee waivers, if any	1.42%	1.45%	1.47%	1.49%	1.50%
Expenses net of all reductions	1.41%	1.44%	1.43%	1.48%	1.46%
Net investment income (loss)	1.35%	1.35%	1.89%	1.98%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$46,366	$49,272	$41,239	$38,276	$35,701
Portfolio turnover rateG	105%	112%	154%	195%	201%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class B

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.51	$23.24	$20.96	$18.86	$16.38
Income from Investment Operations
Net investment income (loss)A	.22	.21	.30	.28	.25
Net realized and unrealized gain (loss)	.19	3.33	2.23	2.05	2.49
Total from investment operations	.41	3.54	2.53	2.33	2.74
Distributions from net investment income	(.14)	(.26)	(.25)	(.23)	(.26)
Distributions from net realized gain	(1.52)	(.01)	–	–	–
Total distributions	(1.67)B	(.27)	(.25)	(.23)	(.26)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$25.25	$26.51	$23.24	$20.96	$18.86
Total ReturnD,E	1.23%	15.41%	12.24%	12.54%	16.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.94%	1.95%	1.96%	1.98%	1.99%
Expenses net of fee waivers, if any	1.94%	1.95%	1.96%	1.98%	1.99%
Expenses net of all reductions	1.93%	1.94%	1.92%	1.97%	1.95%
Net investment income (loss)	.83%	.85%	1.40%	1.49%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$2,680	$4,598	$5,289	$6,677	$7,773
Portfolio turnover rateH	105%	112%	154%	195%	201%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.67 per share is comprised of distributions from net investment income of $.141 and distributions from net realized gain of $1.524 per share.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class C

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$26.23	$23.03	$20.80	$18.75	$16.30
Income from Investment Operations
Net investment income (loss)A	.23	.23	.31	.29	.26
Net realized and unrealized gain (loss)	.19	3.29	2.20	2.03	2.46
Total from investment operations	.42	3.52	2.51	2.32	2.72
Distributions from net investment income	(.22)	(.31)	(.28)	(.27)	(.27)
Distributions from net realized gain	(1.52)	(.01)	–	–	–
Total distributions	(1.74)	(.32)	(.28)	(.27)	(.27)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$24.91	$26.23	$23.03	$20.80	$18.75
Total ReturnC,D	1.29%	15.52%	12.27%	12.56%	16.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.88%	1.89%	1.93%	1.95%	1.98%
Expenses net of fee waivers, if any	1.88%	1.89%	1.93%	1.95%	1.98%
Expenses net of all reductions	1.86%	1.88%	1.89%	1.95%	1.94%
Net investment income (loss)	.89%	.91%	1.43%	1.51%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$52,172	$54,810	$35,457	$29,942	$26,915
Portfolio turnover rateG	105%	112%	154%	195%	201%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.01 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Utilities Fund Class I

Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$27.24	$23.87	$21.56	$19.40	$16.85
Income from Investment Operations
Net investment income (loss)A	.52	.51	.55	.50	.45
Net realized and unrealized gain (loss)	.20	3.39	2.26	2.10	2.54
Total from investment operations	.72	3.90	2.81	2.60	2.99
Distributions from net investment income	(.46)	(.52)	(.50)	(.44)	(.44)
Distributions from net realized gain	(1.52)	(.01)	–	–	–
Total distributions	(1.99)B	(.53)	(.50)	(.44)	(.44)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$25.97	$27.24	$23.87	$21.56	$19.40
Total ReturnD	2.35%	16.74%	13.40%	13.79%	18.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.85%	.89%	.92%	.98%
Expenses net of fee waivers, if any	.83%	.85%	.89%	.92%	.98%
Expenses net of all reductions	.81%	.84%	.85%	.91%	.94%
Net investment income (loss)	1.94%	1.95%	2.46%	2.55%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$31,710	$46,135	$19,562	$20,564	$10,914
Portfolio turnover rateG	105%	112%	154%	195%	201%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.99 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $1.524 per share.

 C Amount represents less than $.01 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Utilities Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$23,923,486
Gross unrealized depreciation	(11,159,436)
Net unrealized appreciation (depreciation) on securities	$ 12,764,050
Tax cost	$ 262,117,451

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,226,083
Undistributed long-term capital gain	$6,189,862
Net unrealized appreciation (depreciation) on securities and other investments	$12,763,828

The fund intends to elect to defer to its next fiscal year $2,425,490 of capital losses recognized during the period November 1, 2014 to July 31, 2015.

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$4,794,753	$ 3,817,529
Long-term Capital Gains	16,518,020	–
Total	$21,312,773	$ 3,817,529

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(104,527) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $321,335,111 and $360,849,616, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$390,136	$11,332
Class T	.25%	.25%	256,358	1,450
Class B	.75%	.25%	39,439	29,623
Class C	.75%	.25%	578,647	142,534
			$1,264,580	$184,939

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$127,007
Class T	16,306
Class B*	1,701
Class C*	11,621
$156,635

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$373,458.24
Class T	145,597.28
Class B	11,905.30
Class C	138,031.24
Class I	83,265.19
	$ 752,256

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,955 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,247,125.34%		$319

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $461 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $31,909.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $42,593 for the period.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $1,157 and a portion of class-level operating expenses as follows:

Amount
Class A	$3,044
Class T	790
Class B	10
Class C	1,066
Class I	768
$5,678

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$2,209,427	$2,098,780
Class T	589,279	689,503
Class B	23,317	54,086
Class C	465,161	483,241
Class I	721,558	403,597
Total	$4,008,742	$3,729,207
From net realized gain
Class A	$8,639,872	$45,735
Class T	2,863,183	17,387
Class B	255,750	2,010
Class C	3,177,658	15,931
Class I	2,367,568	7,259
Total	$17,304,031	$88,322

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	1,888,559	2,276,742	$50,338,260	$59,563,163
Reinvestment of distributions	365,507	82,514	9,845,503	1,888,613
Shares redeemed	(2,512,099)	(1,151,286)	(66,117,493)	(29,069,514)
Net increase (decrease)	(258,033)	1,207,970	$(5,933,730)	$32,382,262
Class T
Shares sold	388,662	365,889	$10,348,248	$9,445,083
Reinvestment of distributions	123,166	29,388	3,324,380	673,761
Shares redeemed	(532,785)	(310,668)	(14,023,975)	(7,776,879)
Net increase (decrease)	(20,957)	84,609	$(351,347)	$2,341,965
Class B
Shares sold	10,961	19,626	$290,048	$511,179
Reinvestment of distributions	9,053	2,105	242,668	47,986
Shares redeemed	(87,257)	(75,934)	(2,288,453)	(1,892,640)
Net increase (decrease)	(67,243)	(54,203)	$(1,755,737)	$(1,333,475)
Class C
Shares sold	773,976	898,033	$20,247,064	$23,064,197
Reinvestment of distributions	116,026	17,647	3,068,131	397,963
Shares redeemed	(884,724)	(365,639)	(22,817,991)	(9,096,804)
Net increase (decrease)	5,278	550,041	$497,204	$14,365,356
Class I
Shares sold	1,143,014	1,373,720	$31,002,673	$36,918,565
Reinvestment of distributions	90,001	15,288	2,465,972	354,761
Shares redeemed	(1,705,406)	(514,863)	(45,532,863)	(13,443,816)
Net increase (decrease)	(472,391)	874,145	$(12,064,218)	$23,829,510

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor® Biotechnology Fund, Fidelity Advisor® Communications Equipment Fund, Fidelity Advisor® Consumer Discretionary Fund, Fidelity Advisor® Electronics Fund, Fidelity Advisor® Energy Fund, Fidelity Advisor® Financial Services Fund, Fidelity Advisor® Health Care Fund, Fidelity Advisor® Industrials Fund, Fidelity Advisor® Technology Fund and Fidelity Advisor® Utilities Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor® Biotechnology Fund, Fidelity Advisor® Communications Equipment Fund, Fidelity Advisor® Consumer Discretionary Fund, Fidelity Advisor® Electronics Fund, Fidelity Advisor® Energy Fund, Fidelity Advisor® Financial Services Fund, Fidelity Advisor® Health Care Fund, Fidelity Advisor® Industrials Fund, Fidelity Advisor® Technology Fund and Fidelity Advisor® Utilities Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Biotechnology Fund, Fidelity Advisor® Communications Equipment Fund, Fidelity Advisor® Consumer Discretionary Fund, Fidelity Advisor® Electronics Fund, Fidelity Advisor® Energy Fund, Fidelity Advisor® Financial Services Fund, Fidelity Advisor® Health Care Fund, Fidelity Advisor® Industrials Fund, Fidelity Advisor® Technology Fund and Fidelity Advisor® Utilities Fund as of July 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 23, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).
Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period-B February 1, 2015 to July 31, 2015
Fidelity Advisor Biotechnology Fund
Class A	1.03%
Actual		$1,000.00	$1,196.00	$5.61
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class T	1.33%
Actual		$1,000.00	$1,194.30	$7.24
Hypothetical-C		$1,000.00	$1,018.20	$6.66
Class B	1.80%
Actual		$1,000.00	$1,191.70	$9.78
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class C	1.78%
Actual		$1,000.00	$1,191.30	$9.67
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Class I	.77%
Actual		$1,000.00	$1,197.30	$4.20
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Fidelity Advisor Communications Equipment Fund
Class A	1.40%
Actual		$1,000.00	$1,051.00	$7.12
Hypothetical-C		$1,000.00	$1,017.85	$7.00
Class T	1.65%
Actual		$1,000.00	$1,050.10	$8.39
Hypothetical-C		$1,000.00	$1,016.61	$8.25
Class B	2.15%
Actual		$1,000.00	$1,047.40	$10.91
Hypothetical-C		$1,000.00	$1,014.13	$10.74
Class C	2.15%
Actual		$1,000.00	$1,047.40	$10.91
Hypothetical-C		$1,000.00	$1,014.13	$10.74
Class I	1.15%
Actual		$1,000.00	$1,052.60	$5.85
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Fidelity Advisor Consumer Discretionary Fund
Class A	1.12%
Actual		$1,000.00	$1,123.20	$5.90
Hypothetical-C		$1,000.00	$1,019.24	$5.61
Class T	1.41%
Actual		$1,000.00	$1,121.20	$7.42
Hypothetical-C		$1,000.00	$1,017.80	$7.05
Class B	1.87%
Actual		$1,000.00	$1,118.60	$9.82
Hypothetical-C		$1,000.00	$1,015.52	$9.35
Class C	1.87%
Actual		$1,000.00	$1,118.50	$9.82
Hypothetical-C		$1,000.00	$1,015.52	$9.35
Class I	.85%
Actual		$1,000.00	$1,124.30	$4.48
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Fidelity Advisor Electronics Fund
Class A	1.22%
Actual		$1,000.00	$990.30	$6.02
Hypothetical-C		$1,000.00	$1,018.74	$6.11
Class T	1.61%
Actual		$1,000.00	$988.70	$7.94
Hypothetical-C		$1,000.00	$1,016.81	$8.05
Class B	2.06%
Actual		$1,000.00	$985.70	$10.14
Hypothetical-C		$1,000.00	$1,014.58	$10.29
Class C	2.01%
Actual		$1,000.00	$986.40	$9.90
Hypothetical-C		$1,000.00	$1,014.83	$10.04
Class I	.89%
Actual		$1,000.00	$991.30	$4.39
Hypothetical-C		$1,000.00	$1,020.38	$4.46
Fidelity Advisor Energy Fund
Class A	1.11%
Actual		$1,000.00	$923.10	$5.29
Hypothetical-C		$1,000.00	$1,019.29	$5.56
Class T	1.35%
Actual		$1,000.00	$921.90	$6.43
Hypothetical-C		$1,000.00	$1,018.10	$6.76
Class B	1.92%
Actual		$1,000.00	$919.40	$9.14
Hypothetical-C		$1,000.00	$1,015.27	$9.59
Class C	1.84%
Actual		$1,000.00	$919.60	$8.76
Hypothetical-C		$1,000.00	$1,015.67	$9.20
Class I	.85%
Actual		$1,000.00	$924.30	$4.06
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Fidelity Advisor Financial Services Fund
Class A	1.14%
Actual		$1,000.00	$1,089.70	$5.91
Hypothetical-C		$1,000.00	$1,019.14	$5.71
Class T	1.42%
Actual		$1,000.00	$1,088.20	$7.35
Hypothetical-C		$1,000.00	$1,017.75	$7.10
Class B	1.93%
Actual		$1,000.00	$1,085.80	$9.98
Hypothetical-C		$1,000.00	$1,015.22	$9.64
Class C	1.87%
Actual		$1,000.00	$1,085.90	$9.67
Hypothetical-C		$1,000.00	$1,015.52	$9.35
Class I	.83%
Actual		$1,000.00	$1,091.50	$4.30
Hypothetical-C		$1,000.00	$1,020.68	$4.16
Fidelity Advisor Health Care Fund
Class A	1.03%
Actual		$1,000.00	$1,147.00	$5.48
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class T	1.29%
Actual		$1,000.00	$1,145.50	$6.86
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class B	1.83%
Actual		$1,000.00	$1,142.50	$9.72
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Class C	1.78%
Actual		$1,000.00	$1,142.80	$9.46
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Class I	.78%
Actual		$1,000.00	$1,148.60	$4.16
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Fidelity Advisor Industrials Fund
Class A	1.05%
Actual		$1,000.00	$1,028.30	$5.28
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class T	1.31%
Actual		$1,000.00	$1,026.80	$6.58
Hypothetical-C		$1,000.00	$1,018.30	$6.56
Class B	1.83%
Actual		$1,000.00	$1,024.00	$9.18
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Class C	1.80%
Actual		$1,000.00	$1,024.40	$9.03
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class I	.78%
Actual		$1,000.00	$1,029.60	$3.93
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Fidelity Advisor Technology Fund
Class A	1.08%
Actual		$1,000.00	$1,080.10	$5.57
Hypothetical-C		$1,000.00	$1,019.44	$5.41
Class T	1.34%
Actual		$1,000.00	$1,078.30	$6.91
Hypothetical-C		$1,000.00	$1,018.15	$6.71
Class B	1.90%
Actual		$1,000.00	$1,075.60	$9.78
Hypothetical-C		$1,000.00	$1,015.37	$9.49
Class C	1.83%
Actual		$1,000.00	$1,075.70	$9.42
Hypothetical-C		$1,000.00	$1,015.72	$9.15
Class I	.75%
Actual		$1,000.00	$1,081.80	$3.87
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Fidelity Advisor Utilities Fund
Class A	1.12%
Actual		$1,000.00	$937.50	$5.38
Hypothetical-C		$1,000.00	$1,019.24	$5.61
Class T	1.42%
Actual		$1,000.00	$935.80	$6.82
Hypothetical-C		$1,000.00	$1,017.75	$7.10
Class B	1.94%
Actual		$1,000.00	$933.80	$9.30
Hypothetical-C		$1,000.00	$1,015.17	$9.69
Class C	1.87%
Actual		$1,000.00	$934.00	$8.97
Hypothetical-C		$1,000.00	$1,015.52	$9.35
Class I	.83%
Actual		$1,000.00	$938.90	$3.99
Hypothetical-C		$1,000.00	$1,020.68	$4.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Biotechnology Fund
Class I	09/14/15	09/11/15	$0.000	$1.436
Fidelity Advisor Communications Equipment Fund
Class I	09/14/15	09/11/15	$0.000	$0.274
Fidelity Advisor Consumer Discretionary Fund
Class I	09/14/15	09/11/15	$0.049	$0.438
Fidelity Advisor Electronics Fund
Class I	09/14/15	09/11/15	$0.019	$1.494
Fidelity Advisor Energy Fund
Class I	09/14/15	09/11/15	$0.149	$0.000
Fidelity Advisor Financial Services Fund
Class I	09/14/15	09/11/15	$0.000	$0.000
Fidelity Advisor Health Care Fund
Class I	09/14/15	09/11/15	$0.000	$2.601
Fidelity Advisor Industrials Fund
Class I	09/14/15	09/11/15	$0.126	$2.647
Fidelity Advisor Technology Fund
Class I	09/14/15	09/11/15	$0.000	$1.672
Fidelity Advisor Utilities Fund
Class I	09/14/15	09/11/15	$0.256	$0.613

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$184,538,011
Fidelity Advisor Communications Equipment Fund	291,734
Fidelity Advisor Consumer Discretionary Fund	8,128,128
Fidelity Advisor Electronics Fund	979,994
Fidelity Advisor Energy Fund	0
Fidelity Advisor Financial Services Fund	0
Fidelity Advisor Health Care Fund	148,777,303
Fidelity Advisor Industrials Fund	71,825,671
Fidelity Advisor Technology Fund	29,079,653
Fidelity Advisor Utilities Fund	9,798,197

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	September 2014	December 2014
Fidelity Advisor Biotechnology Fund
Class I	100%	0%
Fidelity Advisor Communications Equipment Fund
Class I	100%	0%
Fidelity Advisor Consumer Discretionary Fund
Class I	33%	0%
Fidelity Advisor Electronics Fund
Class I	0%	94%
Fidelity Advisor Energy Fund
Class I	41%	100%
Fidelity Advisor Financial Services Fund
Class I	100%	100%
Fidelity Advisor Health Care Fund
Class I	7%	24%
Fidelity Advisor Industrials Fund
Class I	100%	100%
Fidelity Advisor Technology Fund
Class I	7%	8%
Fidelity Advisor Utilities Fund
Class I	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2014	December 2014
Fidelity Advisor Biotechnology Fund
Class I	100%	0%
Fidelity Advisor Communications Equipment Fund
Class I	100%	0%
Fidelity Advisor Consumer Discretionary Fund
Class I	35%	0%
Fidelity Advisor Electronics Fund
Class I	0%	100%
Fidelity Advisor Energy Fund
Class I	44%	100%
Fidelity Advisor Financial Services Fund
Class I	100%	100%
Fidelity Advisor Health Care Fund
Class I	10%	38%
Fidelity Advisor Industrials Fund
Class I	100%	100%
Fidelity Advisor Technology Fund
Class I	8%	11%
Fidelity Advisor Utilities Fund
Class I	100%	100%

The funds will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

AFOCI-ANN-0915
1.762412.114

Fidelity Advisor® Real Estate Fund Class A, Class T, Class B and Class C Annual Report July 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	3.40%	11.77%	6.38%
Class T (incl. 3.50% sales charge)	5.63%	12.02%	6.37%
Class B (incl. contingent deferred sales charge)	3.85%	11.98%	6.44%
Class C (incl. contingent deferred sales charge)	7.85%	12.25%	6.21%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A on July 31, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,554	Fidelity Advisor® Real Estate Fund - Class A
$21,043	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Samuel Wald:  For the year, the fund’s share classes fell short of the 11.29% return of our sector benchmark, the Dow Jones U.S. Select Real Estate Securities IndexSM. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, the fund was hampered by security selection in the retail and health care sectors. Among retail REITs, underweightings in General Growth Properties (GGP) and Macerich notably detracted. I initially avoided GGP, a sizable index constituent, preferring other retail REITs I thought had offered better risk/reward characteristics. But in March I took advantage of GGP’s weakness to add exposure here. We also lacked exposure to Macerich, another index component, for much of the period. I eventually did establish a position in the stock, as I saw more performance potential over the medium term. Elsewhere, hotel REIT FelCor Lodging Trust struggled as one of its large redevelopment projects encountered delays. The fund benefited from underweighting Host Hotels & Resorts, which lagged along with the hotel sector. Other positives included self-storage operator Extra Space Storage and apartment REIT Essex Property Trust.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	10.1	12.4
Boston Properties, Inc.	5.6	5.8
Essex Property Trust, Inc.	5.1	4.9
Public Storage	4.5	3.3
HCP, Inc.	4.4	5.1
SL Green Realty Corp.	4.2	4.6
UDR, Inc.	3.9	3.3
Alexandria Real Estate Equities, Inc.	3.9	3.8
Extra Space Storage, Inc.	3.4	3.3
Ventas, Inc.	3.2	2.6
	48.3

Top Five REIT Sectors as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	18.0	17.2
REITs - Office Property	16.7	15.9
REITs - Regional Malls	15.7	15.7
REITs - Health Care	11.5	11.5
REITs - Shopping Centers	9.4	9.4

Asset Allocation (% of fund's net assets)

As of July 31, 2015
Stocks	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

As of January 31, 2015
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Real Estate Investment Trusts - 97.3%
REITs - Apartments - 18.0%
American Campus Communities, Inc.	431,000	$16,084,920
American Residential Properties, Inc.	157,400	2,911,900
AvalonBay Communities, Inc.	130,340	22,462,796
Camden Property Trust (SBI)	255,300	20,329,539
Equity Residential (SBI)	272,509	20,386,398
Essex Property Trust, Inc.	211,047	47,466,581
Mid-America Apartment Communities, Inc.	18,000	1,446,120
UDR, Inc.	1,067,000	36,075,270
		167,163,524
REITs - Diversified - 5.3%
Cousins Properties, Inc.	1,314,657	13,646,140
Digital Realty Trust, Inc.	255,300	16,408,131
Liberty Property Trust (SBI)	432,300	14,711,169
Vornado Realty Trust	51,383	5,012,412
		49,777,852
REITs - Health Care - 11.5%
Community Healthcare Trust, Inc.	38,400	724,608
HCP, Inc.	1,049,095	40,537,031
Health Care REIT, Inc.	177,069	12,283,277
Medical Properties Trust, Inc.	319,200	4,363,464
Sabra Health Care REIT, Inc.	380,600	10,409,410
Senior Housing Properties Trust (SBI)	464,600	8,023,642
Ventas, Inc.	451,605	30,298,179
		106,639,611
REITs - Hotels - 6.5%
Ashford Hospitality Prime, Inc.	343,300	4,998,448
FelCor Lodging Trust, Inc.	2,286,089	21,397,793
Host Hotels & Resorts, Inc.	639,134	12,386,417
LaSalle Hotel Properties (SBI)	152,700	5,080,329
RLJ Lodging Trust	543,400	16,209,622
		60,072,609
REITs - Management/Investment - 0.3%
Weyerhaeuser Co.	83,100	2,550,339
REITs - Manufactured Homes - 1.9%
Sun Communities, Inc.	251,822	17,504,147
REITs - Office Property - 16.7%
Alexandria Real Estate Equities, Inc.	384,733	35,668,596
Boston Properties, Inc.	422,347	52,066,938
Mack-Cali Realty Corp.	658,100	13,714,804
Parkway Properties, Inc.	794,800	14,258,712
SL Green Realty Corp.	339,565	39,097,514
		154,806,564
REITs - Regional Malls - 15.7%
General Growth Properties, Inc.	628,100	17,046,634
Simon Property Group, Inc.	501,950	93,975,078
Taubman Centers, Inc.	273,000	20,420,400
The Macerich Co.	178,100	14,098,396
		145,540,508
REITs - Shopping Centers - 9.4%
Cedar Shopping Centers, Inc.	1,269,443	8,505,268
Federal Realty Investment Trust (SBI)	214,102	29,287,013
Kite Realty Group Trust	315,032	8,316,845
Ramco-Gershenson Properties Trust (SBI)	367,222	6,220,741
Urban Edge Properties	1,133,041	24,326,390
WP Glimcher, Inc.	800,575	10,839,786
		87,496,043
REITs - Storage - 7.9%
Extra Space Storage, Inc.	425,100	31,253,352
Public Storage	205,750	42,215,785
		73,469,137
REITs - Warehouse/Industrial - 4.1%
DCT Industrial Trust, Inc.	661,050	22,978,098
Prologis, Inc.	257,077	10,439,897
Terreno Realty Corp.	229,600	4,814,712
		38,232,707

TOTAL REAL ESTATE INVESTMENT TRUSTS		903,253,041

Real Estate Management & Development - 2.3%
Real Estate Operating Companies - 2.3%
Forest City Enterprises, Inc. Class A (a)	902,567	21,074,939
TOTAL COMMON STOCKS
(Cost $739,367,273)		924,327,980

Money Market Funds - 0.2%
Fidelity Cash Central Fund, 0.17% (b)
(Cost $2,109,508)	2,109,508	2,109,508
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $741,476,781)		926,437,488
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,847,279
NET ASSETS - 100%		$928,284,767

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,666
Fidelity Securities Lending Cash Central Fund	30,591
Total	$43,257

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $739,367,273)	$924,327,980
Fidelity Central Funds (cost $2,109,508)	2,109,508
Total Investments (cost $741,476,781)		$926,437,488
Receivable for investments sold		9,020,781
Receivable for fund shares sold		760,991
Dividends receivable		181,194
Distributions receivable from Fidelity Central Funds		759
Other receivables		42,069
Total assets		936,443,282
Liabilities
Payable for investments purchased	$4,506,571
Payable for fund shares redeemed	2,690,753
Accrued management fee	422,829
Distribution and service plan fees payable	208,027
Other affiliated payables	208,113
Other payables and accrued expenses	122,222
Total liabilities		8,158,515
Net Assets		$928,284,767
Net Assets consist of:
Paid in capital		$721,272,213
Undistributed net investment income		2,441,287
Accumulated undistributed net realized gain (loss) on investments		19,610,560
Net unrealized appreciation (depreciation) on investments		184,960,707
Net Assets		$928,284,767
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($327,489,427 ÷ 14,302,222 shares)		$22.90
Maximum offering price per share (100/94.25 of $22.90)		$24.30
Class T:
Net Asset Value and redemption price per share ($168,374,865 ÷ 7,359,199 shares)		$22.88
Maximum offering price per share (100/96.50 of $22.88)		$23.71
Class B:
Net Asset Value and offering price per share ($3,829,164 ÷ 169,767 shares)(a)		$22.56
Class C:
Net Asset Value and offering price per share ($79,290,709 ÷ 3,526,021 shares)(a)		$22.49
Class I:
Net Asset Value, offering price and redemption price per share ($349,300,602 ÷ 15,130,194 shares)		$23.09

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$22,058,988
Income from Fidelity Central Funds		43,257
Total income		22,102,245
Expenses
Management fee	$5,032,474
Transfer agent fees	2,184,561
Distribution and service plan fees	2,464,552
Accounting and security lending fees	311,972
Custodian fees and expenses	27,307
Independent trustees' compensation	15,782
Registration fees	152,705
Audit	51,517
Legal	10,438
Miscellaneous	9,465
Total expenses before reductions	10,260,773
Expense reductions	(96,051)	10,164,722
Net investment income (loss)		11,937,523
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,067,889
Total net realized gain (loss)		43,067,889
Change in net unrealized appreciation (depreciation) on investment securities		17,845,717
Net gain (loss)		60,913,606
Net increase (decrease) in net assets resulting from operations		$72,851,129

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,937,523	$10,579,301
Net realized gain (loss)	43,067,889	45,747,977
Change in net unrealized appreciation (depreciation)	17,845,717	22,594,134
Net increase (decrease) in net assets resulting from operations	72,851,129	78,921,412
Distributions to shareholders from net investment income	(11,243,675)	(9,317,425)
Distributions to shareholders from net realized gain	(53,617,748)	(17,838,487)
Total distributions	(64,861,423)	(27,155,912)
Share transactions - net increase (decrease)	137,991,224	(20,280,229)
Total increase (decrease) in net assets	145,980,930	31,485,271
Net Assets
Beginning of period	782,303,837	750,818,566
End of period (including undistributed net investment income of $2,441,287 and undistributed net investment income of $2,093,231, respectively)	$928,284,767	$782,303,837

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class A

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.57	$20.92	$19.83	$18.24	$14.88
Income from Investment Operations
Net investment income (loss)A	.30	.31	.22	.17	.12
Net realized and unrealized gain (loss)	1.82	2.13	1.27	2.02	3.37
Total from investment operations	2.12	2.44	1.49	2.19	3.49
Distributions from net investment income	(.30)	(.27)	(.23)	(.13)	(.13)
Distributions from net realized gain	(1.49)	(.52)	(.17)	(.47)	–
Total distributions	(1.79)	(.79)	(.40)	(.60)	(.13)
Net asset value, end of period	$22.90	$22.57	$20.92	$19.83	$18.24
Total ReturnB,C	9.70%	12.34%	7.66%	12.81%	23.63%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.10%	1.16%	1.17%	1.19%	1.19%
Expenses net of fee waivers, if any	1.10%	1.16%	1.17%	1.19%	1.19%
Expenses net of all reductions	1.09%	1.15%	1.16%	1.18%	1.18%
Net investment income (loss)	1.32%	1.47%	1.06%	.98%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$327,489	$274,136	$246,323	$199,303	$178,978
Portfolio turnover rateF	57%	83%	63%	48%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class T

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.55	$20.91	$19.82	$18.24	$14.90
Income from Investment Operations
Net investment income (loss)A	.25	.26	.17	.13	.07
Net realized and unrealized gain (loss)	1.82	2.13	1.28	2.02	3.38
Total from investment operations	2.07	2.39	1.45	2.15	3.45
Distributions from net investment income	(.25)	(.23)	(.19)	(.10)	(.11)
Distributions from net realized gain	(1.49)	(.52)	(.17)	(.47)	–
Total distributions	(1.74)	(.75)	(.36)	(.57)	(.11)
Net asset value, end of period	$22.88	$22.55	$20.91	$19.82	$18.24
Total ReturnB,C	9.46%	12.07%	7.43%	12.52%	23.28%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.34%	1.37%	1.38%	1.43%	1.44%
Expenses net of fee waivers, if any	1.34%	1.37%	1.38%	1.43%	1.44%
Expenses net of all reductions	1.33%	1.36%	1.38%	1.43%	1.44%
Net investment income (loss)	1.09%	1.26%	.85%	.73%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$168,375	$138,783	$114,717	$86,987	$76,785
Portfolio turnover rateF	57%	83%	63%	48%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class B

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.28	$20.66	$19.59	$18.05	$14.77
Income from Investment Operations
Net investment income (loss)A	.11	.14	.06	.04	(.01)
Net realized and unrealized gain (loss)	1.80	2.10	1.26	2.00	3.35
Total from investment operations	1.91	2.24	1.32	2.04	3.34
Distributions from net investment income	(.14)	(.11)	(.08)	(.03)	(.06)
Distributions from net realized gain	(1.49)	(.52)	(.17)	(.47)	–
Total distributions	(1.63)	(.62)B	(.25)	(.50)	(.06)
Net asset value, end of period	$22.56	$22.28	$20.66	$19.59	$18.05
Total ReturnC,D	8.85%	11.45%	6.84%	11.99%	22.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.92%	1.92%	1.92%	1.93%	1.94%
Expenses net of fee waivers, if any	1.92%	1.92%	1.92%	1.93%	1.94%
Expenses net of all reductions	1.91%	1.91%	1.91%	1.93%	1.93%
Net investment income (loss)	.50%	.70%	.31%	.23%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,829	$5,631	$8,697	$9,481	$11,542
Portfolio turnover rateG	57%	83%	63%	48%	63%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.62 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $.518 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class C

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.23	$20.61	$19.55	$18.03	$14.76
Income from Investment Operations
Net investment income (loss)A	.13	.15	.07	.04	(.01)
Net realized and unrealized gain (loss)	1.78	2.10	1.26	1.98	3.35
Total from investment operations	1.91	2.25	1.33	2.02	3.34
Distributions from net investment income	(.16)	(.11)	(.10)	(.03)	(.07)
Distributions from net realized gain	(1.49)	(.52)	(.17)	(.47)	–
Total distributions	(1.65)	(.63)	(.27)	(.50)	(.07)
Net asset value, end of period	$22.49	$22.23	$20.61	$19.55	$18.03
Total ReturnB,C	8.85%	11.52%	6.89%	11.92%	22.69%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.87%	1.90%	1.90%	1.93%	1.94%
Expenses net of fee waivers, if any	1.87%	1.90%	1.90%	1.93%	1.94%
Expenses net of all reductions	1.86%	1.89%	1.89%	1.93%	1.93%
Net investment income (loss)	.56%	.73%	.33%	.23%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$79,291	$64,822	$75,461	$55,064	$47,406
Portfolio turnover rateF	57%	83%	63%	48%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class I

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.74	$21.07	$19.97	$18.36	$14.96
Income from Investment Operations
Net investment income (loss)A	.36	.36	.28	.22	.16
Net realized and unrealized gain (loss)	1.83	2.15	1.27	2.03	3.39
Total from investment operations	2.19	2.51	1.55	2.25	3.55
Distributions from net investment income	(.35)	(.32)	(.28)	(.17)	(.15)
Distributions from net realized gain	(1.49)	(.52)	(.17)	(.47)	–
Total distributions	(1.84)	(.84)	(.45)	(.64)	(.15)
Net asset value, end of period	$23.09	$22.74	$21.07	$19.97	$18.36
Total ReturnB	9.99%	12.64%	7.92%	13.12%	23.92%
Ratios to Average Net AssetsC,D
Expenses before reductions	.85%	.89%	.90%	.93%	.93%
Expenses net of fee waivers, if any	.85%	.89%	.90%	.93%	.93%
Expenses net of all reductions	.84%	.88%	.89%	.93%	.92%
Net investment income (loss)	1.57%	1.74%	1.33%	1.23%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$349,301	$298,932	$305,619	$283,054	$174,655
Portfolio turnover rateE	57%	83%	63%	48%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$201,808,391
Gross unrealized depreciation	(20,752,048)
Net unrealized appreciation (depreciation) on securities	$181,056,343
Tax cost	$745,381,145

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,457,613
Undistributed long-term capital gain	$23,514,926
Net unrealized appreciation (depreciation) on securities and other investments	$181,056,343

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$11,243,675	$ 9,317,425
Long-term Capital Gains	53,617,748	17,838,487
Total	$64,861,423	$ 27,155,912

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $610,364,553 and $510,115,573, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$816,428	$10,105
Class T	.25%	.25%	804,112	222
Class B	.75%	.25%	52,136	39,166
Class C	.75%	.25%	791,876	151,873
			$2,464,552	$201,366

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$100,989
Class T	15,363
Class B*	1,980
Class C*	9,965
$128,297

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$783,414.24
Class T	360,037.22
Class B	15,765.30
Class C	200,622.25
Class I	824,723.24
	$ 2,184,561

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,287 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,316 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30,591.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73,880 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $204.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $3,693 and a portion of class-level operating expenses as follows:

Amount
Class A	$6,259
Class T	3,029
Class B	13
Class C	1,632
Class I	7,341
$ 18,274

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$4,035,347	$3,106,444
Class T	1,622,788	1,272,835
Class B	34,655	37,346
Class C	511,454	367,021
Class I	5,039,431	4,533,779
Total	$11,243,675	$9,317,425
From net realized gain
Class A	$19,013,153	$5,987,252
Class T	9,450,491	2,831,247
Class B	364,345	199,888
Class C	4,547,430	1,765,927
Class I	20,242,329	7,054,173
Total	$53,617,748	$17,838,487

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	6,477,452	4,612,676	$150,703,408	$96,531,161
Reinvestment of distributions	994,050	447,921	22,291,454	8,629,179
Shares redeemed	(5,315,431)	(4,687,177)	(122,321,981)	(96,076,538)
Net increase (decrease)	2,156,071	373,420	$50,672,881	$9,083,802
Class T
Shares sold	2,562,977	2,099,117	$59,571,645	$43,800,189
Reinvestment of distributions	484,775	210,229	10,861,687	4,035,945
Shares redeemed	(1,841,950)	(1,641,944)	(42,022,412)	(33,718,920)
Net increase (decrease)	1,205,802	667,402	$28,410,920	$14,117,214
Class B
Shares sold	16,002	10,023	$364,459	$207,585
Reinvestment of distributions	16,893	10,943	373,842	205,776
Shares redeemed	(115,814)	(189,250)	(2,618,545)	(3,819,153)
Net increase (decrease)	(82,919)	(168,284)	$(1,880,244)	$(3,405,792)
Class C
Shares sold	1,502,434	717,656	$34,498,632	$14,827,663
Reinvestment of distributions	210,658	103,592	4,650,868	1,942,789
Shares redeemed	(1,103,640)	(1,565,975)	(24,943,789)	(31,183,633)
Net increase (decrease)	609,452	(744,727)	$14,205,711	$(14,413,181)
Class I
Shares sold	6,270,229	9,124,799	$146,901,080	$190,381,315
Reinvestment of distributions	857,158	444,680	19,361,443	8,636,132
Shares redeemed	(5,142,590)	(10,926,683)	(119,680,567)	(224,679,719)
Net increase (decrease)	1,984,797	(1,357,204)	$46,581,956	$(25,662,272)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor® Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management, Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Real Estate Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 18, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period-B February 1, 2015 to July 31, 2015
Class A	1.09%
Actual		$1,000.00	$933.40	$5.23
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Class T	1.32%
Actual		$1,000.00	$932.10	$6.32
Hypothetical-C		$1,000.00	$1,018.25	$6.61
Class B	1.91%
Actual		$1,000.00	$929.50	$9.14
Hypothetical-C		$1,000.00	$1,015.32	$9.54
Class C	1.85%
Actual		$1,000.00	$929.70	$8.85
Hypothetical-C		$1,000.00	$1,015.62	$9.25
Class I	.84%
Actual		$1,000.00	$934.60	$4.03
Hypothetical-C		$1,000.00	$1,020.63	$4.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses.

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/14/15	09/11/15	$0.090	$0.594

Class T	09/14/15	09/11/15	$0.077	$0.594

Class B	09/14/15	09/11/15	$0.038	$0.594

Class C	09/14/15	09/11/15	$0.046	$0.594

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $42,683,711, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

ARE-ANN-0915
1.789690.112

Fidelity Advisor® Real Estate Fund Class I (formerly Institutional Class) Annual Report July 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	9.99%	13.39%	7.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class I on July 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$20,202	Fidelity Advisor® Real Estate Fund - Class I
$21,043	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity market gained strongly for the 12 months ending July 31, 2015, as stocks recovered from volatility in late 2014 and early 2015, supported by a still-positive economic backdrop. The S&P 500® Index returned 11.21%, with growth stocks in the index far outpacing value-oriented names on prospects for continued U.S. economic growth. Consequently, the growth-oriented Nasdaq Composite Index® rose 18.71%, outpacing the broader S&P 500®, as well as the 12.03% advance of the smaller-cap Russell 2000® Index. Within the S&P 500®, seven of 10 sectors notched a gain, with significant performance variation. Health care (+27%) led the way, aided by merger activity. Consumer discretionary (+24%) benefited from spending linked to a seven-year low in unemployment. Strong first halves for the consumer staples sector and the real estate segment of financials yielded above-market returns (19% and 12%, respectively) for the full-year period. Conversely, energy (-26%) significantly lagged, due to a roughly 55% decline for U.S. crude-oil prices. Materials (-4%) also lost ground. At period end, investors remained focused on the slowing rate of U.S. earnings growth, the possible effect of a relatively stronger U.S. dollar on exports and inflation, and whether an economic slowdown in China would create ripples for the global economy.

Comments from Portfolio Manager Samuel Wald:  For the year, the fund’s share classes fell short of the 11.29% return of our sector benchmark, the Dow Jones U.S. Select Real Estate Securities IndexSM. (For specific class-level results, please see the Performance section of this report.) Versus the benchmark, the fund was hampered by security selection in the retail and health care sectors. Among retail REITs, underweightings in General Growth Properties (GGP) and Macerich notably detracted. I initially avoided GGP, a sizable index constituent, preferring other retail REITs I thought had offered better risk/reward characteristics. But in March I took advantage of GGP’s weakness to add exposure here. We also lacked exposure to Macerich, another index component, for much of the period. I eventually did establish a position in the stock, as I saw more performance potential over the medium term. Elsewhere, hotel REIT FelCor Lodging Trust struggled as one of its large redevelopment projects encountered delays. The fund benefited from underweighting Host Hotels & Resorts, which lagged along with the hotel sector. Other positives included self-storage operator Extra Space Storage and apartment REIT Essex Property Trust.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	10.1	12.4
Boston Properties, Inc.	5.6	5.8
Essex Property Trust, Inc.	5.1	4.9
Public Storage	4.5	3.3
HCP, Inc.	4.4	5.1
SL Green Realty Corp.	4.2	4.6
UDR, Inc.	3.9	3.3
Alexandria Real Estate Equities, Inc.	3.9	3.8
Extra Space Storage, Inc.	3.4	3.3
Ventas, Inc.	3.2	2.6
	48.3

Top Five REIT Sectors as of July 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	18.0	17.2
REITs - Office Property	16.7	15.9
REITs - Regional Malls	15.7	15.7
REITs - Health Care	11.5	11.5
REITs - Shopping Centers	9.4	9.4

Asset Allocation (% of fund's net assets)

As of July 31, 2015
Stocks	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

As of January 31, 2015
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

Investments July 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Real Estate Investment Trusts - 97.3%
REITs - Apartments - 18.0%
American Campus Communities, Inc.	431,000	$16,084,920
American Residential Properties, Inc.	157,400	2,911,900
AvalonBay Communities, Inc.	130,340	22,462,796
Camden Property Trust (SBI)	255,300	20,329,539
Equity Residential (SBI)	272,509	20,386,398
Essex Property Trust, Inc.	211,047	47,466,581
Mid-America Apartment Communities, Inc.	18,000	1,446,120
UDR, Inc.	1,067,000	36,075,270
		167,163,524
REITs - Diversified - 5.3%
Cousins Properties, Inc.	1,314,657	13,646,140
Digital Realty Trust, Inc.	255,300	16,408,131
Liberty Property Trust (SBI)	432,300	14,711,169
Vornado Realty Trust	51,383	5,012,412
		49,777,852
REITs - Health Care - 11.5%
Community Healthcare Trust, Inc.	38,400	724,608
HCP, Inc.	1,049,095	40,537,031
Health Care REIT, Inc.	177,069	12,283,277
Medical Properties Trust, Inc.	319,200	4,363,464
Sabra Health Care REIT, Inc.	380,600	10,409,410
Senior Housing Properties Trust (SBI)	464,600	8,023,642
Ventas, Inc.	451,605	30,298,179
		106,639,611
REITs - Hotels - 6.5%
Ashford Hospitality Prime, Inc.	343,300	4,998,448
FelCor Lodging Trust, Inc.	2,286,089	21,397,793
Host Hotels & Resorts, Inc.	639,134	12,386,417
LaSalle Hotel Properties (SBI)	152,700	5,080,329
RLJ Lodging Trust	543,400	16,209,622
		60,072,609
REITs - Management/Investment - 0.3%
Weyerhaeuser Co.	83,100	2,550,339
REITs - Manufactured Homes - 1.9%
Sun Communities, Inc.	251,822	17,504,147
REITs - Office Property - 16.7%
Alexandria Real Estate Equities, Inc.	384,733	35,668,596
Boston Properties, Inc.	422,347	52,066,938
Mack-Cali Realty Corp.	658,100	13,714,804
Parkway Properties, Inc.	794,800	14,258,712
SL Green Realty Corp.	339,565	39,097,514
		154,806,564
REITs - Regional Malls - 15.7%
General Growth Properties, Inc.	628,100	17,046,634
Simon Property Group, Inc.	501,950	93,975,078
Taubman Centers, Inc.	273,000	20,420,400
The Macerich Co.	178,100	14,098,396
		145,540,508
REITs - Shopping Centers - 9.4%
Cedar Shopping Centers, Inc.	1,269,443	8,505,268
Federal Realty Investment Trust (SBI)	214,102	29,287,013
Kite Realty Group Trust	315,032	8,316,845
Ramco-Gershenson Properties Trust (SBI)	367,222	6,220,741
Urban Edge Properties	1,133,041	24,326,390
WP Glimcher, Inc.	800,575	10,839,786
		87,496,043
REITs - Storage - 7.9%
Extra Space Storage, Inc.	425,100	31,253,352
Public Storage	205,750	42,215,785
		73,469,137
REITs - Warehouse/Industrial - 4.1%
DCT Industrial Trust, Inc.	661,050	22,978,098
Prologis, Inc.	257,077	10,439,897
Terreno Realty Corp.	229,600	4,814,712
		38,232,707

TOTAL REAL ESTATE INVESTMENT TRUSTS		903,253,041

Real Estate Management & Development - 2.3%
Real Estate Operating Companies - 2.3%
Forest City Enterprises, Inc. Class A (a)	902,567	21,074,939
TOTAL COMMON STOCKS
(Cost $739,367,273)		924,327,980

Money Market Funds - 0.2%
Fidelity Cash Central Fund, 0.17% (b)
(Cost $2,109,508)	2,109,508	2,109,508
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $741,476,781)		926,437,488
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,847,279
NET ASSETS - 100%		$928,284,767

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,666
Fidelity Securities Lending Cash Central Fund	30,591
Total	$43,257

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $739,367,273)	$924,327,980
Fidelity Central Funds (cost $2,109,508)	2,109,508
Total Investments (cost $741,476,781)		$926,437,488
Receivable for investments sold		9,020,781
Receivable for fund shares sold		760,991
Dividends receivable		181,194
Distributions receivable from Fidelity Central Funds		759
Other receivables		42,069
Total assets		936,443,282
Liabilities
Payable for investments purchased	$4,506,571
Payable for fund shares redeemed	2,690,753
Accrued management fee	422,829
Distribution and service plan fees payable	208,027
Other affiliated payables	208,113
Other payables and accrued expenses	122,222
Total liabilities		8,158,515
Net Assets		$928,284,767
Net Assets consist of:
Paid in capital		$721,272,213
Undistributed net investment income		2,441,287
Accumulated undistributed net realized gain (loss) on investments		19,610,560
Net unrealized appreciation (depreciation) on investments		184,960,707
Net Assets		$928,284,767
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($327,489,427 ÷ 14,302,222 shares)		$22.90
Maximum offering price per share (100/94.25 of $22.90)		$24.30
Class T:
Net Asset Value and redemption price per share ($168,374,865 ÷ 7,359,199 shares)		$22.88
Maximum offering price per share (100/96.50 of $22.88)		$23.71
Class B:
Net Asset Value and offering price per share ($3,829,164 ÷ 169,767 shares)(a)		$22.56
Class C:
Net Asset Value and offering price per share ($79,290,709 ÷ 3,526,021 shares)(a)		$22.49
Class I:
Net Asset Value, offering price and redemption price per share ($349,300,602 ÷ 15,130,194 shares)		$23.09

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2015
Investment Income
Dividends		$22,058,988
Income from Fidelity Central Funds		43,257
Total income		22,102,245
Expenses
Management fee	$5,032,474
Transfer agent fees	2,184,561
Distribution and service plan fees	2,464,552
Accounting and security lending fees	311,972
Custodian fees and expenses	27,307
Independent trustees' compensation	15,782
Registration fees	152,705
Audit	51,517
Legal	10,438
Miscellaneous	9,465
Total expenses before reductions	10,260,773
Expense reductions	(96,051)	10,164,722
Net investment income (loss)		11,937,523
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,067,889
Total net realized gain (loss)		43,067,889
Change in net unrealized appreciation (depreciation) on investment securities		17,845,717
Net gain (loss)		60,913,606
Net increase (decrease) in net assets resulting from operations		$72,851,129

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2015	Year ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,937,523	$10,579,301
Net realized gain (loss)	43,067,889	45,747,977
Change in net unrealized appreciation (depreciation)	17,845,717	22,594,134
Net increase (decrease) in net assets resulting from operations	72,851,129	78,921,412
Distributions to shareholders from net investment income	(11,243,675)	(9,317,425)
Distributions to shareholders from net realized gain	(53,617,748)	(17,838,487)
Total distributions	(64,861,423)	(27,155,912)
Share transactions - net increase (decrease)	137,991,224	(20,280,229)
Total increase (decrease) in net assets	145,980,930	31,485,271
Net Assets
Beginning of period	782,303,837	750,818,566
End of period (including undistributed net investment income of $2,441,287 and undistributed net investment income of $2,093,231, respectively)	$928,284,767	$782,303,837

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class A

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.57	$20.92	$19.83	$18.24	$14.88
Income from Investment Operations
Net investment income (loss)A	.30	.31	.22	.17	.12
Net realized and unrealized gain (loss)	1.82	2.13	1.27	2.02	3.37
Total from investment operations	2.12	2.44	1.49	2.19	3.49
Distributions from net investment income	(.30)	(.27)	(.23)	(.13)	(.13)
Distributions from net realized gain	(1.49)	(.52)	(.17)	(.47)	–
Total distributions	(1.79)	(.79)	(.40)	(.60)	(.13)
Net asset value, end of period	$22.90	$22.57	$20.92	$19.83	$18.24
Total ReturnB,C	9.70%	12.34%	7.66%	12.81%	23.63%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.10%	1.16%	1.17%	1.19%	1.19%
Expenses net of fee waivers, if any	1.10%	1.16%	1.17%	1.19%	1.19%
Expenses net of all reductions	1.09%	1.15%	1.16%	1.18%	1.18%
Net investment income (loss)	1.32%	1.47%	1.06%	.98%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$327,489	$274,136	$246,323	$199,303	$178,978
Portfolio turnover rateF	57%	83%	63%	48%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class T

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.55	$20.91	$19.82	$18.24	$14.90
Income from Investment Operations
Net investment income (loss)A	.25	.26	.17	.13	.07
Net realized and unrealized gain (loss)	1.82	2.13	1.28	2.02	3.38
Total from investment operations	2.07	2.39	1.45	2.15	3.45
Distributions from net investment income	(.25)	(.23)	(.19)	(.10)	(.11)
Distributions from net realized gain	(1.49)	(.52)	(.17)	(.47)	–
Total distributions	(1.74)	(.75)	(.36)	(.57)	(.11)
Net asset value, end of period	$22.88	$22.55	$20.91	$19.82	$18.24
Total ReturnB,C	9.46%	12.07%	7.43%	12.52%	23.28%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.34%	1.37%	1.38%	1.43%	1.44%
Expenses net of fee waivers, if any	1.34%	1.37%	1.38%	1.43%	1.44%
Expenses net of all reductions	1.33%	1.36%	1.38%	1.43%	1.44%
Net investment income (loss)	1.09%	1.26%	.85%	.73%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$168,375	$138,783	$114,717	$86,987	$76,785
Portfolio turnover rateF	57%	83%	63%	48%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class B

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.28	$20.66	$19.59	$18.05	$14.77
Income from Investment Operations
Net investment income (loss)A	.11	.14	.06	.04	(.01)
Net realized and unrealized gain (loss)	1.80	2.10	1.26	2.00	3.35
Total from investment operations	1.91	2.24	1.32	2.04	3.34
Distributions from net investment income	(.14)	(.11)	(.08)	(.03)	(.06)
Distributions from net realized gain	(1.49)	(.52)	(.17)	(.47)	–
Total distributions	(1.63)	(.62)B	(.25)	(.50)	(.06)
Net asset value, end of period	$22.56	$22.28	$20.66	$19.59	$18.05
Total ReturnC,D	8.85%	11.45%	6.84%	11.99%	22.69%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.92%	1.92%	1.92%	1.93%	1.94%
Expenses net of fee waivers, if any	1.92%	1.92%	1.92%	1.93%	1.94%
Expenses net of all reductions	1.91%	1.91%	1.91%	1.93%	1.93%
Net investment income (loss)	.50%	.70%	.31%	.23%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,829	$5,631	$8,697	$9,481	$11,542
Portfolio turnover rateG	57%	83%	63%	48%	63%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.62 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $.518 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class C

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.23	$20.61	$19.55	$18.03	$14.76
Income from Investment Operations
Net investment income (loss)A	.13	.15	.07	.04	(.01)
Net realized and unrealized gain (loss)	1.78	2.10	1.26	1.98	3.35
Total from investment operations	1.91	2.25	1.33	2.02	3.34
Distributions from net investment income	(.16)	(.11)	(.10)	(.03)	(.07)
Distributions from net realized gain	(1.49)	(.52)	(.17)	(.47)	–
Total distributions	(1.65)	(.63)	(.27)	(.50)	(.07)
Net asset value, end of period	$22.49	$22.23	$20.61	$19.55	$18.03
Total ReturnB,C	8.85%	11.52%	6.89%	11.92%	22.69%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.87%	1.90%	1.90%	1.93%	1.94%
Expenses net of fee waivers, if any	1.87%	1.90%	1.90%	1.93%	1.94%
Expenses net of all reductions	1.86%	1.89%	1.89%	1.93%	1.93%
Net investment income (loss)	.56%	.73%	.33%	.23%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$79,291	$64,822	$75,461	$55,064	$47,406
Portfolio turnover rateF	57%	83%	63%	48%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Real Estate Fund Class I

		July 31,
Years ended July 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$22.74	$21.07	$19.97	$18.36	$14.96
Income from Investment Operations
Net investment income (loss)A	.36	.36	.28	.22	.16
Net realized and unrealized gain (loss)	1.83	2.15	1.27	2.03	3.39
Total from investment operations	2.19	2.51	1.55	2.25	3.55
Distributions from net investment income	(.35)	(.32)	(.28)	(.17)	(.15)
Distributions from net realized gain	(1.49)	(.52)	(.17)	(.47)	–
Total distributions	(1.84)	(.84)	(.45)	(.64)	(.15)
Net asset value, end of period	$23.09	$22.74	$21.07	$19.97	$18.36
Total ReturnB	9.99%	12.64%	7.92%	13.12%	23.92%
Ratios to Average Net AssetsC,D
Expenses before reductions	.85%	.89%	.90%	.93%	.93%
Expenses net of fee waivers, if any	.85%	.89%	.90%	.93%	.93%
Expenses net of all reductions	.84%	.88%	.89%	.93%	.92%
Net investment income (loss)	1.57%	1.74%	1.33%	1.23%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$349,301	$298,932	$305,619	$283,054	$174,655
Portfolio turnover rateE	57%	83%	63%	48%	63%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2015

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$201,808,391
Gross unrealized depreciation	(20,752,048)
Net unrealized appreciation (depreciation) on securities	$181,056,343
Tax cost	$745,381,145

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,457,613
Undistributed long-term capital gain	$23,514,926
Net unrealized appreciation (depreciation) on securities and other investments	$181,056,343

The tax character of distributions paid was as follows:

	July 31, 2015	July 31, 2014
Ordinary Income	$11,243,675	$ 9,317,425
Long-term Capital Gains	53,617,748	17,838,487
Total	$64,861,423	$ 27,155,912

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $610,364,553 and $510,115,573, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$816,428	$10,105
Class T	.25%	.25%	804,112	222
Class B	.75%	.25%	52,136	39,166
Class C	.75%	.25%	791,876	151,873
			$2,464,552	$201,366

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$100,989
Class T	15,363
Class B*	1,980
Class C*	9,965
$128,297

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$783,414.24
Class T	360,037.22
Class B	15,765.30
Class C	200,622.25
Class I	824,723.24
	$ 2,184,561

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,287 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,316 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30,591.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $73,880 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $204.

In addition, during the period the investment adviser reimbursed/waived a portion of fund-level operating expenses in the amount of $3,693 and a portion of class-level operating expenses as follows:

Amount
Class A	$6,259
Class T	3,029
Class B	13
Class C	1,632
Class I	7,341
$ 18,274

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2015	2014
From net investment income
Class A	$4,035,347	$3,106,444
Class T	1,622,788	1,272,835
Class B	34,655	37,346
Class C	511,454	367,021
Class I	5,039,431	4,533,779
Total	$11,243,675	$9,317,425
From net realized gain
Class A	$19,013,153	$5,987,252
Class T	9,450,491	2,831,247
Class B	364,345	199,888
Class C	4,547,430	1,765,927
Class I	20,242,329	7,054,173
Total	$53,617,748	$17,838,487

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended July 31,	2015	2014	2015	2014
Class A
Shares sold	6,477,452	4,612,676	$150,703,408	$96,531,161
Reinvestment of distributions	994,050	447,921	22,291,454	8,629,179
Shares redeemed	(5,315,431)	(4,687,177)	(122,321,981)	(96,076,538)
Net increase (decrease)	2,156,071	373,420	$50,672,881	$9,083,802
Class T
Shares sold	2,562,977	2,099,117	$59,571,645	$43,800,189
Reinvestment of distributions	484,775	210,229	10,861,687	4,035,945
Shares redeemed	(1,841,950)	(1,641,944)	(42,022,412)	(33,718,920)
Net increase (decrease)	1,205,802	667,402	$28,410,920	$14,117,214
Class B
Shares sold	16,002	10,023	$364,459	$207,585
Reinvestment of distributions	16,893	10,943	373,842	205,776
Shares redeemed	(115,814)	(189,250)	(2,618,545)	(3,819,153)
Net increase (decrease)	(82,919)	(168,284)	$(1,880,244)	$(3,405,792)
Class C
Shares sold	1,502,434	717,656	$34,498,632	$14,827,663
Reinvestment of distributions	210,658	103,592	4,650,868	1,942,789
Shares redeemed	(1,103,640)	(1,565,975)	(24,943,789)	(31,183,633)
Net increase (decrease)	609,452	(744,727)	$14,205,711	$(14,413,181)
Class I
Shares sold	6,270,229	9,124,799	$146,901,080	$190,381,315
Reinvestment of distributions	857,158	444,680	19,361,443	8,636,132
Shares redeemed	(5,142,590)	(10,926,683)	(119,680,567)	(224,679,719)
Net increase (decrease)	1,984,797	(1,357,204)	$46,581,956	$(25,662,272)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor® Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management, Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Real Estate Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 18, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 75 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed oil refining, drilling and marketing of petroleum products (including specialty petroleum products), the recreation industry, and real estate development. Previously, Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of other Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of other Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-present), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and Chief Legal Officer (CLO) of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as Group Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 to July 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During Period-B February 1, 2015 to July 31, 2015
Class A	1.09%
Actual		$1,000.00	$933.40	$5.23
Hypothetical-C		$1,000.00	$1,019.39	$5.46
Class T	1.32%
Actual		$1,000.00	$932.10	$6.32
Hypothetical-C		$1,000.00	$1,018.25	$6.61
Class B	1.91%
Actual		$1,000.00	$929.50	$9.14
Hypothetical-C		$1,000.00	$1,015.32	$9.54
Class C	1.85%
Actual		$1,000.00	$929.70	$8.85
Hypothetical-C		$1,000.00	$1,015.62	$9.25
Class I	.84%
Actual		$1,000.00	$934.60	$4.03
Hypothetical-C		$1,000.00	$1,020.63	$4.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses.

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	09/14/15	09/11/15	$0.104	$0.594

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2015, $42,683,711, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

AREI-ANN-0915
1.789691.112

Item 2.

Code of Ethics

As of the end of the period, July 31, 2015, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$38,000	$-	$4,700	$1,100
Fidelity Advisor Communications Equipment Fund	$38,000	$-	$4,700	$600
Fidelity Advisor Consumer Discretionary Fund	$37,000	$-	$5,800	$700
Fidelity Advisor Electronics Fund	$37,000	$-	$4,700	$600
Fidelity Advisor Energy Fund	$38,000	$-	$7,300	$800
Fidelity Advisor Financial Services Fund	$38,000	$-	$7,500	$700
Fidelity Advisor Health Care Fund	$38,000	$-	$5,800	$1,100
Fidelity Advisor Industrials Fund	$37,000	$-	$5,800	$800
Fidelity Advisor Real Estate Fund	$41,000	$-	$5,800	$800
Fidelity Advisor Technology Fund	$50,000	$-	$5,800	$900
Fidelity Advisor Utilities Fund	$36,000	$-	$6,500	$700

July 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$36,000	$-	$4,700	$800
Fidelity Advisor Communications Equipment Fund	$37,000	$-	$4,700	$600
Fidelity Advisor Consumer Discretionary Fund	$35,000	$-	$5,800	$600
Fidelity Advisor Electronics Fund	$35,000	$-	$4,700	$600
Fidelity Advisor Energy Fund	$37,000	$-	$6,800	$700
Fidelity Advisor Financial Services Fund	$37,000	$-	$6,600	$600
Fidelity Advisor Health Care Fund	$37,000	$-	$5,800	$800
Fidelity Advisor Industrials Fund	$36,000	$-	$5,800	$700
Fidelity Advisor Real Estate Fund	$40,000	$-	$5,800	$700
Fidelity Advisor Technology Fund	$38,000	$-	$5,800	$800
Fidelity Advisor Utilities Fund	$35,000	$-	$6,000	$600

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo,

LLC (“SelectCo”) and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2015A	July 31, 2014A
Audit-Related Fees	$-	$355,000
Tax Fees	$-	$-
All Other Fees	$175,000	$745,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2015 A	July 31, 2014 A
Deloitte Entities	$610,000	$2,005,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with

Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	September 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	September 25, 2015

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	September 25, 2015